UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Joseph J. Allessie, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2013

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

December 31, 2013

The UBS Funds—Fixed Income

Semiannual Report

President's letter	1
Market commentary	3
Fixed Income Funds
UBS Core Plus Bond Fund	5
UBS Emerging Markets Debt Fund	19
UBS Fixed Income Opportunities Fund	31
Explanation of expense disclosure	51
Statement of assets and liabilities	54
Statement of operations	58
Statement of changes in net assets	60
Financial highlights	62
Notes to financial statements	68
General information	89
Board approval of investment advisory agreement	90

This page intentionally left blank.

President's letter

February 14, 2014

Dear Shareholder,

The importance of investment discipline to achieving better investment outcomes is well known to individual investors and financial advisors alike. But even the most disciplined investors, faced with breaking news or market-moving events, can sometimes be distracted from their long-term financial plans. The year 2013 and the early part of this year have offered no shortage of distractions. After the broad, steady market recoveries of the last several years, 2013 presented us with the much anticipated "great rotation" out of fixed income into risk assets. Although it didn't fully play out, this was set in motion by the Federal Reserve Board's (the "Fed") decision to "taper" its quantitative easing program ("QE") due to improving prospects for the American economy. Bond investors, some of whom may be risk averse, learned firsthand that it is possible for their fixed income investments to lose value when interest rates rise. Yet, they still seem to accept this tradeoff in exchange for the relative security of their principal, as evidenced by the number of investors with assets still in fixed income investments. In 2013, stocks rallied despite questions over what effects the taper and a change in leadership at the Fed would have on stock prices. While flows into equities improved, many investors didn't participate in this rally and are now faced with the decision of what to do next.

The financial advisor community and asset managers like UBS Global Asset Management understand the drivers of investor behavior and have collaborated to create solutions that help clients build and maintain diversified, well allocated portfolios. Integrated in these solutions are the core/traditional asset classes that have built and protected wealth for decades. Increasingly, however, wealth managers' and asset managers' solutions are including new diversifiers, designed to potentially enhance the likelihood that clients remain committed to their long-term financial plans through the markets' ups and downs. By offering solutions that help better diversify client portfolios, we aim to soften what can sometimes be a bumpy ride.

At UBS Global Asset Management, we are committed to traditional asset classes but have also enhanced our product offerings. We remain vigilant in adding value through active management in our core investment solutions. But, as I have mentioned in past letters, we were among the early leaders to evolve our product offering to meet the challenges to investment discipline described above. We launched these types of funds before the terms "liquid alternatives," "absolute return" or "multi-alternative funds" were well known in the investment vernacular. We have invested resources to better enable our investment professionals across equities, fixed income and multi-asset class solutions, to focus on improved investor outcomes. We continue to build strong track records in these areas, so that we can play an integral role in helping financial advisors meet their clients' needs by staying focused on investors' real, long-term objectives.

1

President's letter

The markets will undoubtedly continue to challenge investors' fortitude with respect to their commitment to their long-term financial plans. As we begin 2014, new distractions have arisen: concerns over emerging markets and uncertainty about security at the Olympic Games in Sochi, Russia, among others. As such, we understand that it is our responsibility to deliver sustained performance in our funds, enabling our clients to experience the outcomes they need. To help us stay focused on these challenges, we rely on our firm's culture, based on the foundations of client focus, excellence and sustained performance. We embrace this responsibility and these challenges and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Improving growth in the developed world

Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the six-month reporting period ended December 31, 2013. Looking back, the Commerce Department reported that gross domestic product ("GDP") growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department's initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period to stimulate the economy. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the "fed funds rate," which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank's meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month."

At its meeting that concluded on January 29, 2014, the Fed said it would further taper its asset purchases. Beginning in February 2014, the central bank will scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund ("IMF") stated that "Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed." From a regional perspective, the IMF anticipated that 2013 growth in the eurozone would contract 0.4%, but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in developed countries, the IMF projects that this gap is narrowing. It projected that emerging market growth would moderate from 4.9%, in 2012 to 4.5% in 2013. In particular, China's economy was expected to grow 7.6% in 2013, versus 7.7% in 2012.

1  Based on the Commerce Department's third estimate announced on January 30, 2014, after the reporting period had ended.

2  The Fed's decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

3

The markets in review

Generally weak results for the fixed income market

The fortunes of the fixed income market were often tied to expectations regarding future Fed monetary policy. With the US economy gaining momentum and the Fed signaling a tapering of its asset purchases, US Treasury yields moved higher and negatively impacted the overall bond market over the last six months of 2013 (yields and bond prices move in opposite directions). Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index,3 rose 0.43%. US taxable spread sectors (non-US Treasury fixed income securities) generated mixed results during the six-month period. One notable standout was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index4 rose 5.83% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),5 rose 1.79%. This weaker performance was triggered by decelerating emerging market growth, generally falling commodity prices, higher US interest rates and periods of weak demand.

3  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Core Plus Bond Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 1.31% (Class A shares declined 3.26% after the deduction of the maximum sales charge), while Class Y shares returned 1.44%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 0.43% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the reporting period, largely due to sector allocation and issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives (such as swaps, futures and options) were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps and, to a smaller extent, total return swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, sector allocation and security selection were additive to performance, as was currency management. Duration and yield curve management did not materially impact results.

Portfolio performance summary1

What worked

•  Overall, sector allocation contributed to performance during the reporting period. We tactically adjusted the Fund's exposure to investment grade corporate bonds, commercial mortgage-backed securities ("CMBS"), and high yield corporate bonds during the reporting period. For the majority of the reporting period, we had overweight positions in these three sectors, which was beneficial for performance, given generally solid demand from investors seeking yield in the low interest rate environment.

•  Security selection was additive to performance during the six months.

  – Security selection of investment grade corporate bonds and CMBS contributed to performance.

  – Within the investment grade corporate bond sector, we generally maintained an overweight to financials with an emphasis on more liquid, higher beta (higher risk) bank holding companies.

  – In CMBS, we favored senior tranches which performed well for much of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

5

UBS Core Plus Bond Fund

•  Within currency, positioning in the Japanese yen was additive for results. The Fund's short position in the Japanese yen, which continued to weaken relative to the US dollar, contributed to overall returns.

What didn't work

•  Within currency, positioning in the euro detracted from results. We traded the euro with a bias to having a short position. This detracted from results as the euro strengthened versus the US dollar.

•  The Fund's allocation to agency mortgage-backed securities was a drag on results. Agency MBS were subject to volatility given shifting expectations for the Federal Reserve Board's asset purchase tapering. We tactically traded agency MBS during the reporting period and, overall, our exposure to the sector negatively impacted the Fund's performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

6

UBS Core Plus Bond Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.31%	(1.29)%	5.93%	2.49%
Class C2	1.05	(1.79)	5.40	1.96
Class Y3	1.44	(1.05)	6.18	2.74
After deducting maximum sales charge
Class A1	(3.26)%	(5.78)%	4.95%	2.02%
Class C2	0.31	(2.51)	5.40	1.96
Barclays US Aggregate Index[4]	0.43%	(2.02)%	4.44%	4.55%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.59% and 0.65%; Class C—2.03% and 1.15%; Class Y—1.21% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/15	3.4%
Federal National Mortgage Association Pools, 3.000%, TBA	2.5
US Treasury Notes, 0.125%, due 04/30/15	2.5
Federal National Mortgage Association Pools, 4.500%, TBA	2.5
Federal National Mortgage Association Pools, 3.500%, TBA	2.0
US Treasury Notes, 1.375%, due 06/30/18	1.8
US Treasury Notes, 2.625%, due 01/31/18	1.6
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	1.4
Federal National Mortgage Association Pools, #AE9202, 4.000%, due 09/01/41	1.4
Federal National Mortgage Association Pools, #AT2725, 3.000%, due 05/01/43	1.3
Total	20.4%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Beverages	0.23%
Biotechnology	0.31
Building products	0.07
Capital markets	3.04
Chemicals	0.20
Commercial banks	2.70
Commercial services & supplies	0.27
Communications equipment	0.40
Consumer finance	1.36
Diversified financial services	3.54
Diversified telecommunication services	0.99
Electric utilities	0.54
Electronic equipment, instruments & components	0.23
Energy equipment & services	0.48
Food & staples retailing	0.24
Gas utilities	0.41
Insurance	2.24
Media	1.40
Metals & mining	1.85
Multi-utilities	0.61
Oil, gas & consumable fuels	5.88
Pharmaceuticals	0.54
Real estate investment trust (REIT)	0.68
Road & rail	0.60
Semiconductors & semiconductor equipment	0.14
Tobacco	1.31
Trading companies & distributors	0.29
Wireless telecommunication services	0.39
Total corporate bonds	30.94%
Asset-backed securities	1.62
Commercial mortgage-backed securities	7.40
Mortgage & agency debt securities	29.07
Municipal bonds	2.50
US government obligations	13.34
Non-US government obligations	1.08
Total bonds	85.95%
Investment company
UBS High Yield Relationship Fund	4.20
Short-term investments	20.52
Options purchased	0.13
Total investments	110.80%
Liabilities, in excess of cash and other assets	(10.80)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures might be different if a breakdown of the affiliated underlying investment company was included.

8

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds: 85.95%
Corporate bonds: 30.94%
Brazil: 1.27%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$150,000	$138,750
Petrobras International Finance Co., 2.875%, due 02/06/15	150,000	152,127
5.375%, due 01/27/21	120,000	119,505
Total Brazil corporate bonds		410,382
Canada: 0.90%
Barrick Gold Corp., 3.850%, due 04/01/22	90,000	81,057
Cenovus Energy, Inc., 3.800%, due 09/15/23	100,000	97,488
Goldcorp, Inc., 3.700%, due 03/15/23	80,000	71,549
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	39,817
Total Canada corporate bonds		289,911
Cayman Islands: 0.91%
Transocean, Inc., 3.800%, due 10/15/22	65,000	61,609
6.800%, due 03/15/38	85,000	94,606
Vale Overseas Ltd., 4.375%, due 01/11/22	110,000	106,975
6.875%, due 11/21/36	30,000	30,992
Total Cayman Islands corporate bonds		294,182
Curacao: 0.45%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	71,828
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	73,561
Total Curacao corporate bonds		145,389
France: 0.32%
BNP Paribas SA, 2.700%, due 08/20/18	100,000	101,875
Mexico: 0.94%
America Movil SAB de CV, 5.000%, due 03/30/20	115,000	125,228
Petroleos Mexicanos, 4.875%, due 01/24/22	175,000	179,375
Total Mexico corporate bonds		304,603
Norway: 0.55%
Eksportfinans ASA, 3.000%, due 11/17/14	175,000	175,700
	Face amount	Value
Singapore: 0.23%
Flextronics International Ltd., 5.000%, due 02/15/23	$80,000	$75,040
Spain: 0.79%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	100,000	101,993
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	152,762
Total Spain corporate bonds		254,755
United Kingdom: 1.61%
Barclays Bank PLC, 5.140%, due 10/14/20	100,000	106,487
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	110,000	102,590
Lloyds TSB Bank PLC, 6.500%, due 09/14/20[1]	100,000	113,674
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	200,000	197,510
Total United Kingdom corporate bonds		520,261
United States: 22.97%
21st Century Fox America, Inc., 6.200%, due 12/15/34	35,000	38,744
ADT Corp., 3.500%, due 07/15/22	100,000	87,045
Altria Group, Inc., 5.375%, due 01/31/44	100,000	100,414
9.950%, due 11/10/38	18,000	27,457
American International Group, Inc., 3.000%, due 03/20/15	115,000	118,114
4.250%, due 09/15/14	50,000	51,250
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	105,836
6.450%, due 09/15/36	50,000	56,147
Anheuser-Busch InBev Worldwide, Inc., 8.200%, due 01/15/39	50,000	73,128
Bank of America Corp., 5.625%, due 07/01/20	75,000	85,703
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	35,000	33,553
Boston Properties LP, REIT, 3.800%, due 02/01/24	110,000	105,486
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	35,000	39,848
Capital One Financial Corp., 2.150%, due 03/23/15	65,000	66,078
Celgene Corp., 4.000%, due 08/15/23	100,000	98,460

9

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	$115,000	$132,494
CF Industries, Inc., 3.450%, due 06/01/23	70,000	63,926
Citigroup, Inc., 5.375%, due 08/09/20	40,000	45,506
5.500%, due 02/15/17	180,000	198,330
5.500%, due 09/13/25	100,000	105,324
6.125%, due 05/15/18	155,000	179,380
8.500%, due 05/22/19	65,000	83,303
Comcast Corp., 6.300%, due 11/15/17	90,000	104,817
6.950%, due 08/15/37	50,000	61,465
DIRECTV Holdings LLC, 6.000%, due 08/15/40	40,000	39,500
DPL, Inc., 7.250%, due 10/15/21	85,000	86,062
El Paso Pipeline Partners Operating Co., LLC, 5.000%, due 10/01/21	80,000	83,785
Energy Transfer Partners LP, 5.200%, due 02/01/22	105,000	110,544
9.000%, due 04/15/19	130,000	164,304
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	80,000	80,843
ERP Operating LP, REIT, 4.750%, due 07/15/20	35,000	37,735
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	350,000	437,658
General Electric Capital Corp., 2.150%, due 01/09/15	100,000	101,831
Series A, 6.750%, due 03/15/32	110,000	136,214
Glencore Funding LLC, 2.500%, due 01/15/19[1]	120,000	116,198
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	80,000	90,055
6.150%, due 04/01/18	160,000	183,468
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	80,000	88,577
International Lease Finance Corp., 7.125%, due 09/01/18[1]	80,000	92,600
JPMorgan Chase & Co., 3.700%, due 01/20/15	200,000	206,241
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	145,000	141,297
6.500%, due 09/01/39	45,000	49,335
Kroger Co., 3.850%, due 08/01/23	80,000	78,764
	Face amount	Value
Marathon Oil Corp., 6.600%, due 10/01/37	$30,000	$35,942
Markel Corp., 3.625%, due 03/30/23	40,000	37,648
Marsh & McLennan Cos., Inc., 9.250%, due 04/15/19	65,000	84,205
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	50,000	45,778
Merrill Lynch & Co., Inc., Series C, 5.000%, due 01/15/15	150,000	156,289
6.110%, due 01/29/37	100,000	107,847
6.875%, due 04/25/18	60,000	70,942
Morgan Stanley, 3.750%, due 02/25/23	60,000	58,384
4.875%, due 11/01/22	45,000	46,065
7.300%, due 05/13/19	200,000	242,881
Motorola Solutions, Inc., 3.500%, due 03/01/23	140,000	129,520
Mylan, Inc., 2.550%, due 03/28/19	30,000	29,701
Northern Trust Corp., 3.950%, due 10/30/25	25,000	24,362
Owens Corning, 6.500%, due 12/01/16	21,000	23,303
Petrohawk Energy Corp., 7.250%, due 08/15/18	185,000	199,430
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	115,068
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	95,000	91,913
6.625%, due 12/01/37	85,000	101,925
Regions Financial Corp., 2.000%, due 05/15/18	70,000	67,782
Reynolds American, Inc., 6.150%, due 09/15/43	100,000	107,985
7.750%, due 06/01/18	70,000	84,295
Ryder System, Inc., 2.350%, due 02/26/19	75,000	73,440
Sempra Energy, 4.050%, due 12/01/23	100,000	98,743
9.800%, due 02/15/19	75,000	99,078
Southern Copper Corp., 3.500%, due 11/08/22	95,000	87,078
Southwestern Electric Power Co., 3.550%, due 02/15/22	90,000	87,911
TCI Communications, Inc., 7.875%, due 02/15/26	50,000	64,774
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	32,387
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	120,000	138,022

10

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Time Warner, Inc., 6.100%, due 07/15/40	$35,000	$38,198
Valero Energy Corp., 6.625%, due 06/15/37	110,000	125,481
Ventas Realty LP/Ventas Capital Corp., 2.700%, due 04/01/20	80,000	76,496
Verizon Communications, Inc., 1.993%, due 09/14/18[2]	50,000	52,575
6.400%, due 09/15/33	100,000	115,012
Williams Cos., Inc., 3.700%, due 01/15/23	90,000	78,553
Total United States corporate bonds		7,415,832
Total corporate bonds (cost $9,997,734)		9,987,930
Asset-backed securities: 1.62%
United States: 1.62%
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	150,581
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.067%, due 11/15/16[2]	350,000	350,768
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[3]	39,719	22,599
Total asset-backed securities (cost $526,450)		523,948
Commercial mortgage-backed securities: 7.40%
United States: 7.40%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.813%, due 02/10/51[2]	300,000	330,827
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.217%, due 08/15/26[1,2]	150,000	150,180
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.007%, due 12/10/49[2]	250,000	277,514
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	144,599	149,050
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49	88,000	98,275
	Face amount	Value
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.804%, due 08/10/45[2]	$75,000	$82,355
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	100,000	100,082
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45[2]	200,000	208,243
Series 2007-LD11, Class A4, 5.806%, due 06/15/49[2]	275,000	305,888
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	50,000	46,963
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.804%, due 08/12/45[1,2]	175,000	191,158
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.733%, due 06/15/49[2]	175,000	193,674
Series 2007-C34, Class AM, 5.818%, due 05/15/46[2]	125,000	137,056
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863%, due 03/15/48[2]	125,000	118,914
Total commercial mortgage-backed securities (cost $2,397,268)		2,390,179
Mortgage & agency debt securities: 29.07%
United States: 29.07%
Federal Home Loan Mortgage Corp. Gold Pools,[4] #G08540, 3.000%, due 08/01/43,	24,779	23,505
3.500%, TBA	300,000	297,656
#A96140, 4.000%, due 01/01/41,	108,318	111,341
#FG A96792, 4.500%, due 02/01/41,	54,917	58,166
#G08451, 4.500%, due 06/01/41,	148,664	157,571
#C63008, 6.000%, due 01/01/32,	78,575	87,896
#G06019, 6.000%, due 10/01/36,	84,509	93,149
#G01717, 6.500%, due 11/01/29,	58,125	65,775

11

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
Federal National Mortgage Association Pools,[4] 2.500%, TBA	$425,000	$420,617
3.000%, TBA	100,000	102,051
3.000%, TBA	850,000	806,902
3.500%, TBA	225,000	235,292
3.500%, TBA	650,000	645,684
4.000%, TBA	175,000	180,141
4.500%, TBA	750,000	794,678
5.000%, TBA	100,000	108,601
#AK7377, 3.000%, due 03/01/27,	407,424	416,265
#AP1589, 3.000%, due 08/01/27,	88,270	90,189
#AT2725, 3.000%, due 05/01/43,	447,528	425,323
#AP6056, 3.000%, due 07/01/43,	74,094	70,421
#AS0302, 3.000%, due 08/01/43,	26,144	24,849
#AU3735, 3.000%, due 08/01/43,	100,000	95,049
#AP3098, 3.500%, due 10/01/42,	110,804	110,252
#AQ0600, 3.500%, due 10/01/42,	120,130	119,569
#AH4568, 4.000%, due 03/01/41,	114,176	117,600
#AE9202, 4.000%, due 09/01/41,	424,401	437,141
#AE0106, 4.500%, due 06/01/40,	1,370	1,451
#AI6578, 4.500%, due 07/01/41,	325,462	344,990
#AJ1415, 4.500%, due 09/01/41,	183,357	194,326
#890209, 5.000%, due 05/01/40,	211,146	229,363
#AD9114, 5.000%, due 07/01/40,	261,871	285,511
#AJ1422, 5.000%, due 09/01/41,	214,284	233,651
#688066, 5.500%, due 03/01/33,	117,713	131,161
#688314, 5.500%, due 03/01/33,	127,557	140,990
#802481, 5.500%, due 11/01/34,	231,292	256,265
#408267, 6.000%, due 03/01/28,	15,248	17,188
	Face amount	Value
#323715, 6.000%, due 05/01/29,	$10,177	$11,432
#522564, 6.000%, due 07/01/29,	19,179	21,254
#676733, 6.000%, due 01/01/33,	90,886	101,594
#708631, 6.000%, due 06/01/33,	31,490	35,461
#AE0405, 6.000%, due 08/01/37,	114,865	128,596
#831730, 6.500%, due 09/01/36,	105,005	120,187
#253824, 7.000%, due 03/01/31,	6,521	7,455
Federal National Mortgage Association Pools REMIC, Series 2005-29, Class KA, 4.500%, due 02/25/35	29,272	30,074
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.435%, due 02/25/35[2]	45,468	41,486
Government National Mortgage Association Pools, #738970, 3.500%, due 11/15/26,	135,580	141,652
#G2 AB2784, 3.500%, due 08/20/42,	185,821	188,045
#G2 779425, 4.000%, due 06/20/42,	108,261	113,163
#AA8267, 4.000%, due 07/15/42,	66,309	69,277
4.000%, TBA	75,000	77,980
4.000%, TBA	200,000	207,820
#G2 2687, 6.000%, due 12/20/28,	19,545	21,777
#G2 2794, 6.000%, due 08/20/29,	61,631	68,639
#G2 4245, 6.000%, due 09/20/38,	60,551	68,180
Total United States mortgage & agency debt securities		9,384,651
Total mortgage & agency debt securities (cost $9,357,597)		9,384,651
Municipal bonds: 2.50%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	56,046
Los Angeles Unified School District, 6.758%, due 07/01/34	110,000	135,661

12

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Municipal bonds—(Concluded)
Massachusetts Water Resources Authority Revenue Bonds, Series A, 5.000%, due 08/01/32	$60,000	$64,587
New York State Dormitory Authority, State Personal Taxable General Purpose, Series C, 5.000%, due 03/15/34	60,000	62,878
State of California, GO Bonds, 7.300%, due 10/01/39	90,000	113,183
State of Illinois, GO Bonds, 5.100%, due 06/01/33	110,000	102,498
5.877%, due 03/01/19	180,000	195,914
State of Washington, GO Bonds, Series A, 5.000%, due 08/01/33	70,000	74,949
Total municipal bonds (cost $755,466)		805,716
US government obligations: 13.34%
US Treasury Bonds, 3.625%, due 08/15/43	210,000	198,319
3.750%, due 11/15/43	375,000	362,461
US Treasury Notes, 0.125%, due 04/30/15	800,000	799,063
0.250%, due 05/31/15	1,105,000	1,105,518
0.375%, due 06/30/15	300,000	300,621
1.375%, due 06/30/18	600,000	595,453
1.375%, due 09/30/18	425,000	419,820
2.625%, due 01/31/18[5]	500,000	525,781
Total US government obligations (cost $4,327,832)		4,307,036
Non-US government obligations: 1.08%
Brazil: 0.62%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]	200,000	202,000
Jordan: 0.12%
Hashemite Kingdom of Jordan, 2.503%, due 10/30/20	40,000	39,178
Turkey: 0.34%
Republic of Turkey, 6.750%, due 04/03/18	100,000	108,875
Total Non-US government obligations (cost $352,167)		350,053
Total bonds (cost $27,714,514)		27,749,513
	Shares	Value
Investment company: 4.20%
UBS High Yield Relationship Fund*[6] (cost $1,286,143)	40,769	$1,356,046
Short-term investments: 20.52%
Investment company: 12.16%
UBS Cash Management Prime Relationship Fund[6] (cost $3,926,944)	3,926,944	3,926,944
	Face amount
US government obligations: 8.36%
US Treasury Bills, 0.085%, due 06/26/14[7]	$1,500,000	1,499,399
0.093%, due 05/22/14[7]	1,200,000	1,199,720
(cost $2,698,940)		2,699,119
Total short-term investments (cost $6,625,884)		6,626,063
	Number of contracts
Options purchased: 0.13%
Put options: 0.13%
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	26	28,275
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	49	14,700
		42,975
Total options purchased (cost $73,250)		42,975
Total investments: 110.80% (cost $35,699,791)		35,774,597
Liabilities, in excess of cash and other assets: (10.80%)		(3,487,387)
Net assets: 100.00%		$32,287,210

13

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$537,013
Gross unrealized depreciation	(462,207)
Net unrealized appreciation of investments	$74,806

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	470,000	USD	638,819	03/11/14	$(7,746)
JPMCB	JPY	95,900,000	USD	936,600	03/11/14	25,652
RBS	EUR	225,000	USD	309,456	03/11/14	(69)
Net unrealized appreciation on forward foreign currency contracts						$17,837

Futures contracts

	Expiration date	Cost (Proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 18 contracts (USD)	March 2014	$2,475,397	$2,452,501	$(22,896)
US Treasury futures sell contracts:
US Long Bond, 5 contracts (USD)	March 2014	(653,010)	(641,563)	11,447
2 Year US Treasury Notes, 16 contracts (USD)	March 2014	(3,522,981)	(3,517,000)	5,981
10 Year US Treasury Notes, 21 contracts (USD)	March 2014	(2,601,850)	(2,583,984)	17,866
Interest rate futures buy contracts:
3 Month EURIBOR, 10 contracts (EUR)	March 2015	3,415,427	3,423,773	8,346
Australian Government 10 Year Bond, 5 contracts (AUD)	March 2014	511,325	511,914	589
Net unrealized appreciation on futures contracts				$21,333

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
JPMCB	USD	20,000,000	02/12/16	0.825%	3 month USD LIBOR	$—	$(18,507)	$(18,507)
MLI	CAD	20,000,000	02/08/16	3 month BA	1.785%	—	35,610	35,610
MLI	USD	965,000	08/15/39	3.219	3 month USD LIBOR	—	103,563	103,563
							$120,666	$120,666

14

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments (made)/ received	Value	Unrealized depreciation
CITI	Allstate Corp. bond, 6.750%, due 05/15/18	USD	350,000	06/20/18	1.000%	$8,212	$(10,872)	$(2,660)
JPMCB	Nucor Corp. bond, 5.750%, due 12/01/17	USD	350,000	06/20/18	1.000	4,061	(9,035)	(4,974)
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	140,000	06/20/17	1.000	(5,073)	(3,222)	(8,295)
						$7,200	$(23,129)	$(15,929)

Credit default swaps on corporate issues—sell protection11

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments received	Value	Unrealized appreciation	Credit spread[12]
CITI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	350,000	06/20/18	1.000%	$445	$6,094	$6,539	0.609%
MSC	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD	350,000	06/20/18	1.000	13,311	(8,722)	4,589	1.591
						$13,756	$(2,628)	$11,128

Credit default swaps on credit indices—sell protection11

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront payments received	Value	Unrealized appreciation	Credit spread[12]
CSI	CMBX.NA.BBB. Series 6 Index	USD	350,000	05/11/63	3.000%	$14,151	$(5,612)	$8,539	2.080%
MSC	CMBX.NA.A. Series 6 Index	USD	350,000	05/11/63	2.000	4,480	(1,138)	3,342	3.330
						$18,631	$(6,750)	$11,881

Total return swap agreements13

Counterparty	Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	235,000	06/20/14	3 month GBP LIBOR	—[14]	$—	$(669)	$(669)

15

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Value	Unrealized appreciation
AUD	570,000	10/18/23	6 month BBSW	4.535%	$575	$575

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 98.75	June 2016	$21,034	$(20,637)
Put options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 96.75	June 2016	21,034	(15,113)
90 Day Euro-Dollar Time Deposit, 49 contracts, strike @ USD 98.25	March 2015	12,691	(4,594)
Options written on credit default swaps on credit indices[13]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 21 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/18. European style. Counterparty: MLI, Notional Amount USD 1,000,000	March 2014	14,000	(3,353)
Total options written		$68,759	$(43,697)

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	61	$22,607
Options written	52	42,068
Options terminated in closing purchase transactions	(12)	(9,916)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	101	$54,759

Written swaptions activity for the period ended December 31, 2013 was as follows:

Premiums received
Swaptions outstanding at June 30, 2013	$—
Swaptions written	32,300
Swaptions terminated in closing purchase transactions	(18,300)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2013	$14,000

16

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$9,987,930	$—	$9,987,930
Asset-backed securities	—	523,948	—	523,948
Commercial mortgage-backed securities	—	2,390,179	—	2,390,179
Mortgage & agency debt securities	—	9,384,651	—	9,384,651
Municipal bonds	—	805,716	—	805,716
US government obligations	—	4,307,036	—	4,307,036
Non-US government obligations	—	350,053	—	350,053
Investment company	—	1,356,046	—	1,356,046
Short-term investments	—	6,626,063	—	6,626,063
Options purchased	42,975	—	—	42,975
Forward foreign currency contracts, net	—	17,837	—	17,837
Futures contracts, net	21,333	—	—	21,333
Swap agreements, net	—	88,065	—	88,065
Options written	(40,344)	(3,353)	—	(43,697)
Total	$23,964	$35,834,171	$—	$35,858,135

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $1,736,628 or 5.38% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2013 and changes periodically.

3  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Security, or portion thereof, was on loan at December 31, 2013.

17

UBS Core Plus Bond Fund

Portfolio of investments

December 31, 2013 (unaudited)

6  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Net realized gain (loss) during the six months ended 12/31/13	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$4,494,940	$9,523,295	$10,091,291	$—	$—	$3,926,944	$2,042
UBS Private Money Market Fund LLC[a]	800,921	1,906,816	2,707,737	—	—	—	18
UBS High Yield Relationship Fund	1,851,702	—	600,000	36,143	68,201	1,356,046	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	342,988	—	346,464	(22,006)	25,482	—	—
	$7,490,551	$11,430,111	$13,745,492	$14,137	$93,683	$5,282,990	$2,060

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

7  Interest rate shown is the discount rate at date of purchase.

8  Payments made or received are based on the notional amount.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

13  Illiquid investment. At December 31, 2013, the value of these investments amounted to $4,022 or 0.01% of net assets.

14  Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

See accompanying notes to financial statements.
18

UBS Emerging Markets Debt Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Emerging Markets Debt Fund declined 1.59% (Class A shares declined 6.04% after the deduction of the maximum sales charge), while Class Y shares declined 1.36%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 1.79%, and the Emerging Markets Debt Benchmark Index (the "Index") declined 0.09% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Comments below relate to the Fund's positioning and performance relative to the Index, which represents investments in both US dollar-denominated and local currency debt.

The emerging markets debt asset class experienced periods of heighted volatility during the reporting period. This was triggered by a number of factors, including decelerating growth in many developing countries, generally falling commodity prices and sharply rising US interest rates. Against this backdrop, the Fund generated a negative return and underperformed the Index, partially due to its overweight to emerging market local currencies.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments, including currency forwards, options and swaps, were utilized to manage the Fund's currency exposure. Overall, the Fund's currency allocations detracted from performance. The Fund also utilized interest rate derivatives, including US Treasury futures and interest rate swaps, to adjust its duration and yield curve positioning. In aggregate, the Fund's duration and yield curve positioning were neutral for performance. Credit default swaps and credit-linked notes were used to express our views regarding specific country exposures, as well as for hedging purposes. Overall, the Fund's country allocations and spread management were negative for its performance. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked

•  Underweights to a number of countries contributed to performance.

  – Our underweight exposure to US dollar-denominated and local currency-denominated Indonesian debt was beneficial for results, as those bonds performed poorly given Indonesia's rising current account deficit.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

19

UBS Emerging Markets Debt Fund

  – An underweight to US dollar-denominated and local currency-denominated Turkish debt was positive for the Fund's performance, as those bonds were dragged down by Turkey's mounting current account deficit, as well as political unrest toward the end of the reporting period.

•  The Fund's tactical exposure to the Argentine peso was rewarded. Argentina's high yielding currency was volatile during the reporting period. The Fund initially benefited from its overweight position, as the peso appreciated. In October 2013, we moved to a small underweight position. This was additive for the Fund's relative performance, as spreads came somewhat under pressure towards the end of the year, raising investors' concern on that credit.

What didn't work

•  The Fund's allocation to longer-term Brazilian local currency-denominated debt was a drag on results. Brazil performed poorly due to the negative economic sentiment and fears of higher inflation. In addition, rising US interest rates negatively impacted the country's local yields, as they followed US Treasury yields upward.

•  An overweight to Venezuelan US dollar-denominated debt was not rewarded. The bonds did not perform well, especially in November, amid concerns about the country's upcoming local elections, as well as its weakening financial situation.

•  Our underweights to Polish US dollar-denominated debt and Hungarian local currency-denominated debt detracted from performance. The Fund's underweight positions were small detractors from results, as both markets outperformed the Index.

This letter is intended to assist shareholders in understanding how the Fund performed during the six month period ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

20

UBS Emerging Markets Debt Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(1.59)%	(11.05)%	(2.33)%
Class C3	(2.33)	(12.48)	(3.58)
Class Y4	(1.36)	(10.80)	(1.75)
After deducting maximum sales charge
Class A2	(6.04)%	(15.09)%	(5.39)%
Class C3	(3.05)	(13.11)	(3.58)
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[5]	1.79%	(6.58)%	(0.64)%
Emerging Markets Debt Benchmark Index[6]	(0.09)	(7.76)	(1.31)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—36.21% and 1.25%; Class C—2,391.59% and 1.75%; Class Y—2.10% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2023, do not exceed 1.25% for Class A shares, 1.75% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Emerging Markets Debt Fund is July 23, 2012. Inception date of the indices, for the purpose of this illustration, is July 31, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund's inception to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

21

UBS Emerging Markets Debt Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Federative Republic of Brazil, 6.000%, due 08/15/50	4.1%
Republic of Poland, 5.750%, due 09/23/22	3.1
Mexican Udibonos, Series M, 8.000%, due 12/17/15	3.1
Government of Malaysia, 3.580%, due 09/28/18	3.0
RSHB Capital SA for OJSC Russian Agricultural Bank, 8.625%, due 02/17/17	2.8
Peruvian Government International Bond, 7.840%, due 08/12/20	2.7
Republic of Turkey, 7.500%, due 11/07/19	2.5
Republic of Indonesia, 7.000%, due 05/15/22	2.0
Government of Thailand, 1.200%, due 07/14/21	1.9
Republic of Indonesia, 5.875%, due 03/13/20	1.7
Total	26.9%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2013

Percentage of net assets
Russia	9.8%
Turkey	8.1
Indonesia	7.4
Mexico	7.2
Brazil	6.9
Total	39.4%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Commercial banks	4.75%
Diversified financial services	7.14
Electric utilities	0.86
Metals & mining	0.83
Oil, gas & consumable fuels	5.23
Road & rail	0.89
Total corporate bonds	19.70%
Non-US government obligations	64.71
Structured notes	3.72
Total bonds	88.13%
Short-term investment	10.40
Options purchased	0.01
Total investments	98.54%
Cash and other assets, less liabilities	1.46
Net assets	100.00%

1  Figures represent the direct investments of UBS Emerging Markets Debt Fund.

22

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds: 88.13%
Corporate bonds: 19.70%
Brazil: 2.86%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		$200,000	$192,000
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]		200,000	192,500
Petrobras Global Finance BV, 2.384%, due 01/15/19[2]		70,000	68,425
State of Minas Gerais, 5.333%, due 02/15/28[3]		200,000	184,000
Total Brazil corporate bonds			636,925
Indonesia: 1.29%
Pertamina Persero PT, 5.250%, due 05/23/21[1]		300,000	287,250
Kazakhstan: 0.89%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[3]		200,000	198,750
Malaysia: 0.89%
Malayan Banking Bhd, 3.250%, due 09/20/22[1,2]		200,000	197,042
Mexico: 1.81%
Petroleos Mexicanos, 4.875%, due 01/24/22		100,000	102,500
5.500%, due 06/27/44		100,000	91,500
6.500%, due 06/02/41		200,000	208,500
Total Mexico corporate bonds			402,500
Peru: 0.89%
Corp Financiera Desarrollo, 4.750%, due 02/08/22[1]		200,000	198,000
Russia: 7.19%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[1]		250,000	281,875
8.625%, due 02/17/17[1]	RUB	21,000,000	629,725
Sberbank of Russia, 5.717%, due 06/16/21[1]		$200,000	209,000
VEB Finance Ltd., 6.025%, due 07/05/22[1]		200,000	204,500
6.902%, due 07/09/20[1]		250,000	275,625
Total Russia corporate bonds			1,600,725
	Face amount		Value
Turkey: 2.06%
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[1]		$300,000	$262,500
4.875%, due 07/19/17[3]		200,000	197,000
Total Turkey corporate bonds			459,500
Venezuela: 1.82%
Petroleos de Venezuela SA, 8.500%, due 11/02/17[1]		50,000	41,255
9.000%, due 11/17/21[1]		300,000	222,750
9.750%, due 05/17/35[1]		200,000	140,500
Total Venezuela corporate bonds			404,505
Total corporate bonds (cost $4,680,435)			4,385,197
Non-US government obligations: 64.71%
Argentina: 1.52%
Republic of Argentina, 0.000%, due 12/15/35[4]		1,400,000	119,000
0.000%, due 12/15/35[4]		1,480,000	127,280
Series 1, 8.750%, due 06/02/17		100,000	91,250
			337,530
Belarus: 1.81%
Republic of Belarus, 8.750%, due 08/03/15[1]		250,000	252,500
8.950%, due 01/26/18[1]		150,000	151,125
			403,625
Brazil: 4.08%
Federative Republic of Brazil, 6.000%, due 08/15/50[5]	BRL	980,000	907,039
China: 1.09%
China Government Bond, 1.400%, due 08/18/16[1]	CNY	500,000	80,422
2.560%, due 06/29/17[1]		1,000,000	162,705
			243,127
Colombia: 1.70%
Republic of Colombia, 6.125%, due 01/18/41		$110,000	117,425
9.850%, due 06/28/27	COP	400,000,000	260,491
			377,916
Croatia: 0.49%
Republic of Croatia, 6.750%, due 11/05/19[1]		$100,000	108,250

23

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Continued)
El Salvador: 0.44%
Republic of El Salvador, 7.650%, due 06/15/35[1]		$100,000	$97,500
Hungary: 3.19%
Government of Hungary, 5.375%, due 02/21/23		100,000	98,905
5.750%, due 11/22/23		150,000	149,380
6.750%, due 02/24/17	HUF	60,000,000	297,573
7.625%, due 03/29/41		$150,000	163,594
			709,452
Indonesia: 6.12%
Republic of Indonesia, 5.875%, due 03/13/20[1]		360,000	380,250
6.625%, due 02/17/37[1]		200,000	201,500
7.000%, due 05/15/22	IDR	6,000,000,000	448,593
8.500%, due 10/12/35[1]		$275,000	331,375
			1,361,718
Lithuania: 0.49%
Republic of Lithuania, 5.125%, due 09/14/17[1]		100,000	109,035
Malaysia: 4.36%
Government of Malaysia, 3.434%, due 08/15/14	MYR	1,000,000	305,907
3.580%, due 09/28/18		2,200,000	665,105
			971,012
Mexico: 5.36%
Mexican Udibonos, Series M, 6.500%, due 06/10/21	MXN	900,000	70,761
Series M, 8.000%, due 12/17/15		8,250,000	682,107
Series S, 4.000%, due 11/15/40[5]		3,543,784	277,270
United Mexican States, 6.050%, due 01/11/40		$150,000	163,125
			1,193,263
Mongolia: 1.59%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[1]		200,000	188,000
	Face amount		Value
Mongolia Government International Bond, 5.125%, due 12/05/22[3]		$200,000	$165,500
			353,500
Montenegro: 0.97%
Republic of Montenegro, 7.250%, due 04/08/16[1]	EUR	150,000	216,673
Nigeria: 1.56%
Nigeria Government Bond, 15.100%, due 04/27/17	NGN	27,000,000	177,320
Nigeria Treasury Bills, 9.969%, due 01/23/14[6]		3,000,000	18,628
10.326%, due 04/10/14[6]		25,000,000	151,065
			347,013
Peru: 2.88%
Peruvian Government International Bond, 5.625%, due 11/18/50		$50,000	50,125
7.840%, due 08/12/20[1]	PEN	1,450,000	591,226
			641,351
Philippines: 2.27%
Republic of Philippines, 6.500%, due 01/20/20		$200,000	235,250
7.000%, due 01/27/16	PHP	11,000,000	270,986
			506,236
Poland: 3.57%
Republic of Poland, 4.000%, due 10/25/23	PLN	150,000	48,260
5.000%, due 03/23/22		$50,000	53,140
5.750%, due 09/23/22	PLN	1,900,000	693,886
			795,286
Romania: 0.48%
Government of Romania, 5.750%, due 01/27/16	RON	300,000	95,740
6.750%, due 02/07/22[1]		$10,000	11,325
			107,065
Russia: 2.61%
Russian Federation, 7.000%, due 01/25/23	RUB	2,300,000	67,522
7.050%, due 01/19/28		5,000,000	141,543
7.600%, due 04/14/21		7,500,000	231,098
8.150%, due 02/03/27		4,500,000	141,381
			581,544

24

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
South Africa: 4.20%
Republic of South Africa, 5.875%, due 09/16/25		$200,000	$207,250
6.750%, due 03/31/21	ZAR	1,800,000	162,914
7.000%, due 02/28/31		3,500,000	278,956
7.750%, due 02/28/23		1,850,000	174,619
10.500%, due 12/21/26		1,000,000	112,103
			935,842
Sri Lanka: 1.10%
Republic of Sri Lanka, 6.250%, due 10/04/20[1]		$100,000	98,750
6.250%, due 07/27/21[1]		150,000	145,875
			244,625
Thailand: 2.84%
Government of Thailand, 1.200%, due 07/14/21[1,5]	THB	14,687,991	416,695
3.775%, due 06/25/32		1,000,000	27,685
3.875%, due 03/07/18		200,000	6,189
3.875%, due 06/13/19		5,500,000	171,196
5.125%, due 03/13/18		300,000	9,747
			631,512
Turkey: 6.03%
Export Credit Bank of Turkey, 5.875%, due 04/24/19[1]		$200,000	203,000
Government of Turkey, 9.500%, due 01/12/22	TRY	800,000	356,393
Republic of Turkey, 7.100%, due 03/08/23		250,000	94,370
7.500%, due 11/07/19		$500,000	561,250
8.500%, due 09/14/22	TRY	300,000	126,479
			1,341,492
Ukraine: 0.89%
Government of Ukraine, 9.250%, due 07/24/17[3]		$200,000	198,750
	Face amount		Value
Venezuela: 3.07%
Republic of Venezuela, 7.750%, due 10/13/19[1]		$140,000	$104,300
8.250%, due 10/13/24[1]		190,000	132,525
9.250%, due 09/15/27		100,000	77,000
9.250%, due 05/07/28[1]		300,000	221,250
9.375%, due 01/13/34		200,000	147,500
			682,575
Total Non-US government obligations (cost $15,937,696)			14,402,931
Structured notes: 3.72%
Bangladesh: 1.18%
Standard Chartered Bank, 11.700%, due 06/14/18[3] (linked to People's Republic of Bangladesh, 11.700%, due 06/05/18)		264,780	261,219
Ghana: 1.02%
Citigroup Funding, Inc., 23.000%, due 08/23/17[3] (linked to Republic of Ghana, 23.000%, due 08/21/17)	GHS	500,000	227,061
Sri Lanka: 0.66%
Citigroup Funding, Inc., 8.000%, due 06/20/17[3] (linked to Sri Lanka Government Bonds, 8.000%, due 06/15/17)	LKR	10,000,000	73,678
Citigroup Funding, Inc., 8.500%, due 02/06/18[3] (linked to Sri Lanka Government Bonds, 8.500%, due 02/01/18)		10,000,000	73,922
Total Sri Lanka structured notes			147,600
Vietnam: 0.86%
Citigroup Funding, Inc., 7.600%, due 05/05/16[3] (linked to Socialist Republic of Vietnam, 7.600%, due 04/30/16)	VND	4,000,000,000	191,071
Total structured notes (cost $847,752)			826,951
Total bonds (cost $21,465,883)			19,615,079

25

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares		Value
Short-term investment: 10.40%
Investment company: 10.40%
UBS Cash Management Prime Relationship Fund[7] (cost $2,315,358)		2,315,358	$2,315,358
	Face amount covered by contracts
Options purchased: 0.01%
Put options: 0.01%
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.80, expires June 2014, counterparty: BB	EUR	460,000	220
Foreign Exchange Option, Buy EUR/PLN, strike @ PLN 4.00, expires January 2014, counterparty: GSI		260,000	0
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 1.90, expires April 2014, counterparty: GSI		$870,000	2
	Face amount covered by contracts	Value
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.03, expires June 2014, counterparty: MLI	$360,000	$106
Foreign Exchange Option, Buy USD/BRL, strike @ BRL 2.03, expires June 2014, counterparty: GSI	240,000	73
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.92, expires June 2014, counterparty: BB	660,000	485
		886
Total options purchased (cost $37,545)		886
Total investments: 98.54% (cost $23,818,786)		21,931,323
Cash and other assets, less liabilities: 1.46%		325,724
Net assets: 100.00%		$22,257,047

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes and net unrealized depreciation consisted of:

Gross unrealized appreciation	$267,683
Gross unrealized depreciation	(2,155,146)
Net unrealized depreciation of investments	$(1,887,463)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 29.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	KRW	6,173,400	USD	5,844	03/18/14	$21
BB	USD	424,327	BRL	971,000	06/10/14	(27,758)
BB	USD	384,252	HUF	84,520,000	03/18/14	5,301
BB	USD	103,585	MXN	1,342,000	03/18/14	(1,408)
CSI	INR	250,000	USD	3,987	03/18/14	16
CSI	PEN	1,000,000	USD	352,983	03/18/14	(642)
CSI	USD	341,960	BRL	812,000	03/18/14	(3,943)
CSI	USD	54,777	MYR	177,100	03/18/14	(949)

26

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

Forward foreign currency contracts—(Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	USD	493,561	PLN	1,510,000	03/18/14	$3,987
CSI	USD	242,279	RUB	8,060,000	03/18/14	(196)
DB	TRY	250,000	USD	118,147	03/18/14	3,626
DB	USD	242,900	CLP	130,267,000	03/18/14	2,968
DB	USD	178,346	COP	347,150,000	03/18/14	821
DB	USD	281,980	THB	9,170,000	03/18/14	(3,857)
DB	USD	571,417	TRY	1,180,000	03/18/14	(30,877)
GSI	BRL	971,000	USD	402,654	06/10/14	6,085
GSI	PHP	1,133,000	USD	25,686	03/18/14	131
GSI	TWD	242,600	USD	8,259	03/18/14	101
GSI	USD	433,110	IDR	5,285,170,000	03/18/14	(4,615)
GSI	USD	15,442	RON	50,000	03/18/14	(107)
GSI	USD	543,426	ZAR	5,700,000	03/18/14	(5,843)
RBS	EUR	310,000	USD	420,340	01/21/14	(6,122)
Net unrealized depreciation on forward foreign currency contracts						$(63,260)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 5 contracts (USD)	March 2014	$653,502	$641,562	$(11,940)
10 Year US Treasury Notes, 10 contracts (USD)	March 2014	1,254,128	1,230,469	(23,659)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 7 contracts (USD)	March 2014	(846,205)	(835,188)	11,017
Net unrealized depreciation on futures contracts				$(24,582)

Currency swap agreements8

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments	Value	Unrealized appreciation
BB	PHP	8,238,200	USD	200,614	12/18/15	1.300%	6 month USD LIBOR	$—	$12,771	$12,771

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized depreciation
DB	BRL	865,272	01/02/17	1 Day CDI	8.645%	$—	$(35,132)	$(35,132)
MLI	ZAR	2,000,000	06/04/18	3 month JIBAR	6.400	—	(5,572)	(5,572)
							$(40,704)	$(40,704)

27

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

Credit default swaps on sovereign issues—sell protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)	Credit spread[12]
BB	Russian Federation bond, 2.250%, due 03/31/30	USD	300,000	12/20/22	1.000%	$25,391	$(24,434)	$957	2.090%
GSI	United Mexican States bond, 5.950%, due 03/19/19	USD	250,000	09/20/22	1.000	15,632	(6,066)	9,566	2.330
GSI	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	250,000	09/20/22	1.000	19,720	(24,133)	(4,413)	1.320
						$60,743	$(54,633)	$6,110

Options written

	Expiration date	Premiums received	Value
Put options
Foreign Exchange Option, Sell EUR/BRL, EUR 460,000 face amount covered by contracts, strike @ BRL 2.60, counterparty: BB	June 2014	$3,914	$(12)
Foreign Exchange Option, Sell EUR/PLN, EUR 260,000 face amount covered by contracts, strike @ PLN 3.90, counterparty: GSI	January 2014	1,084	0
Foreign Exchange Option, Sell USD/BRL, USD 870,000 face amount covered by contracts, strike @ BRL 1.80, counterparty: GSI	April 2014	2,309	0
Foreign Exchange Option, Sell USD/BRL, USD 720,000 face amount covered by contracts, strike @ BRL 1.96, counterparty: MLI	June 2014	3,243	(53)
Foreign Exchange Option, Sell USD/BRL, USD 480,000 face amount covered by contracts, strike @ BRL 1.96, counterparty: GSI	June 2014	2,377	(37)
Foreign Exchange Option, Sell USD/TRY, USD 330,000 face amount covered by contracts, strike @ TRY 1.98, counterparty: BB	June 2014	10,428	(643)
Total options written		$23,355	$(745)

Foreign exchange written options activity for the period ended December 31, 2013 was as follows:

Premiums received
Foreign exchange options outstanding at June 30, 2013	$42,727
Foreign exchange options written	3,347
Foreign exchange options terminated in closing purchase transactions	(21,116)
Foreign exchange options expired prior to exercise	(1,603)
Foreign exchange options outstanding at December 31, 2013	$23,355

28

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$4,385,197	$—	$4,385,197
Non-US government obligations	—	14,402,931	—	14,402,931
Structured notes	—	826,951	—	826,951
Short-term investment	—	2,315,358	—	2,315,358
Options purchased	—	886	—	886
Forward foreign currency contracts, net	—	(63,260)	—	(63,260)
Futures contracts, net	(24,582)	—	—	(24,582)
Swap agreements, net	—	(82,566)	—	(82,566)
Options written	—	(745)	—	(745)
Total	$(24,582)	$21,784,752	$—	$21,760,170

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $7,538,803 or 33.87% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2013 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $1,770,951 or 7.96% of net assets.

4  Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Rate shown is the discount rate at date of purchase.

7  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$671,558	$4,714,981	$3,071,181	$2,315,358	$837
29

UBS Emerging Markets Debt Fund

Portfolio of investments

December 31, 2013 (unaudited)

8  Illiquid investment. At December 31, 2013, the value of this investment amounted to $12,771 or 0.06% of net assets.

9  Payments made or received are based on the notional amount.

10  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
30

UBS Fixed Income Opportunities Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") declined 0.42% (Class A shares declined 4.90% after the deduction of the maximum sales charge), while Class Y shares declined 0.30%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.14% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a modest negative return during the reporting period. Factors driving this weak performance included interest rate strategies, exposure to emerging markets debt and overall currency management, which more than offset the positive impact from spread management.

The Fund made extensive use of derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps, credit default swaptions and, to a more limited extent, total return swaps, were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, the Fund's active interest rate strategies detracted from results. While most spread sector hedging strategies generally detracted from performance, spread management overall was additive for results. Currency positioning detracted somewhat from results during the reporting period.

Portfolio performance summary1

What worked

•  The Fund's allocation to several spread sectors2 was positive for results during the reporting period.

  – The Fund's allocations to both high yield and investment grade corporate bonds were rewarded. These credit sectors were supported by accelerating economic growth in the US, largely improving fundamentals and low defaults. Against this backdrop, investor demand was generally solid, as they looked to generate incremental yield in the low interest rate environment. The performance of our long high yield bond exposures more than offset hedging strategies employed in the sectors over the course of the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, pages 3-4.

2  Spread sectors typically refer to any non-Treasury credit oriented fixed income sectors, such as investment grade or high yield corporate bonds, commercial mortgage-backed securities ("CMBS"), etc.

31

UBS Fixed Income Opportunities Fund

  – A small allocation to commercial mortgage-backed securities ("CMBS") was rewarded, particularly given our emphasis on positions lower in the capital structure, which we believed presented a more attractive risk-return profile.

  – The Fund's small allocation to collateralized loan obligations was also a modest contributor to results, as the structured credit market was supported by stronger demand and a more robust new issuance calendar.

•  A short position in the Japanese yen was rewarded during the reporting period. While the Fund's overall management of developed market currencies produced mixed results, our short position in the Japanese yen added to returns. The yen continued to weaken relative to the US dollar, given aggressive actions by the Bank of Japan to stimulate growth and address its lengthy deflationary cycle.

•  The Fund's short position in the Australian dollar versus the US dollar contributed to results.

What didn't work

•  The Fund's allocation to emerging markets debt detracted from performance. The emerging markets debt asset class experienced periods of heightened volatility during the reporting period. This was triggered by a number of factors, including decelerating growth in many developing countries, generally falling commodity prices, sharply rising US interest rates and concerns regarding the unwinding of the Fed's asset purchases.

•  Certain hedging strategies detracted from performance. The Fund's beta hedging strategies within corporate credit were negative for performance as corporate debt closed the six-month period with positive returns.

•  Overall, currency positioning was negative for Fund results.

  – Our positioning within developed markets produced mixed results, as the Fund continued to maintain its preference for the US dollar versus several other developed market currencies. The Fund's short positions in the euro and Great Britain pound were negative for results, especially in September 2013, as the Fed surprised markets by delaying the tapering of its asset purchase program, and the US dollar weakened against major developed market currencies.

  – Finally, the Fund's exposure to certain emerging market currencies, albeit small, detracted from performance as those currencies weakened over the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

32

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.42)%	1.16%	2.52%
Class C3	(0.66)	0.78	2.01
Class Y4	(0.30)	1.50	2.83
After deducting maximum sales charge
Class A2	(4.90)%	(3.39)%	1.01%
Class C3	(1.41)	0.04	2.01
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.14%	0.29%	0.35%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.52% and 1.05%; Class C—2.02% and 1.55%; Class Y—1.23% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

33

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	5.7%
Bank of America Corp., 4.625%, due 09/14/18	2.4
Citigroup, Inc., 0.974%, due 05/31/17	2.4
Case New Holland, Inc., 7.875%, due 12/01/17	1.8
Lloyds Bank PLC, 6.500%, due 03/24/20	1.6
EDP Finance BV, 4.750%, due 09/26/16	1.5
Morgan Stanley, 6.625%, due 04/01/18	1.5
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.4
HeidelbergCement Finance BV, 8.500%, due 10/31/19	1.4
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16	1.3
Total	21.0%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2013

Percentage of net assets
United States	53.7%
United Kingdom	4.9
Netherlands	3.3
Spain	3.2
Cayman Islands	2.6
Total	67.7%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Automobiles	0.46%
Capital markets	2.08
Chemicals	1.27
Commercial banks	12.36
Commercial services & supplies	0.57
Construction materials	1.98
Consumer finance	4.45
Containers & packaging	1.04
Diversified financial services	8.38
Diversified telecommunication services	1.38
Electronic equipment, instruments & components	1.57
Gas utilities	0.21
Health care providers & services	0.70
Hotels, restaurants & leisure	2.30
Insurance	1.64
Leisure equipment & products	0.44
Machinery	1.78
Media	1.91
Metals & mining	1.97
Oil, gas & consumable fuels	6.70
Real estate management & development	1.29
Tobacco	0.22
Trading companies & distributors	1.42
Transportation infrastructure	1.17
Total corporate bonds	57.29%
Asset-backed securities	1.17
Collateralized debt obligations	5.15
Commercial mortgage-backed securities	5.36
Mortgage & agency debt securities	2.70
Municipal bonds	2.65
US government obligations	7.12
Non-US government obligations	1.43
Total bonds	82.87%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	17.97
Short-term investment	0.79
Options purchased	3.01
Total investments	104.64%
Liabilities, in excess of cash and other assets	(4.64)
Net assets	100.00%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures might be different if a breakdown of the affiliated underlying investment company was included.

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds: 82.87%
Corporate bonds: 57.29%
Australia: 1.74%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	620,000	$569,881
Sydney Airport Finance Co., Pty Ltd., 3.900%, due 03/22/23[1]		$730,000	692,138
8.000%, due 07/06/15	AUD	500,000	470,955
Total Australia corporate bonds			1,732,974
Brazil: 1.96%
Caixa Economica Federal, 2.375%, due 11/06/17[1]		$870,000	804,750
Petrobras International Finance Co., 5.375%, due 01/27/21		1,150,000	1,145,262
Total Brazil corporate bonds			1,950,012
Cayman Islands: 1.23%
Evergrande Real Estate Group Ltd., 13.000%, due 01/27/15[2]		325,000	346,125
Fantasia Holdings Group Co. Ltd., 10.750%, due 01/22/20[2]		315,000	316,575
Kaisa Group Holdings Ltd., 10.250%, due 01/08/20[2]		400,000	410,000
XLIT Ltd., 5.250%, due 12/15/43		150,000	151,005
Total Cayman Islands corporate bonds			1,223,705
China: 0.42%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	209,475
Gemdale International Investment Ltd., 7.125%, due 11/16/17[2]		200,000	207,000
Total China corporate bonds			416,475
Germany: 2.18%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[2]	EUR	800,000	1,400,462
Unitymedia GmbH, 9.625%, due 12/01/19[2]		500,000	761,794
Total Germany corporate bonds			2,162,256
Ireland: 1.40%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[2]		700,000	1,031,651
	Face amount		Value
The Governor & Co. of the Bank of Ireland, 4.000%, due 01/28/15	EUR	250,000	$353,933
Total Ireland corporate bonds			1,385,584
Luxembourg: 2.47%
ArcelorMittal, 5.000%, due 02/25/17		$400,000	429,000
6.000%, due 03/01/21		900,000	954,000
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		975,000	1,074,938
Total Luxembourg corporate bonds			2,457,938
Mexico: 0.92%
Cemex SAB de CV, 5.875%, due 03/25/19[1]		400,000	401,000
9.000%, due 01/11/18[1]		150,000	165,563
Petroleos Mexicanos, 3.500%, due 07/18/18		340,000	349,350
Total Mexico corporate bonds			915,913
Netherlands: 3.32%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		1,000,000	1,262,689
EDP Finance BV, 4.750%, due 09/26/16[2]	EUR	1,050,000	1,526,850
4.900%, due 10/01/19[1]		$500,000	508,750
Total Netherlands corporate bonds			3,298,289
Norway: 2.27%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	124,000,000	1,171,306
5.500%, due 05/25/16		$780,000	822,900
5.500%, due 06/26/17		250,000	263,625
Total Norway corporate bonds			2,257,831
Singapore: 0.44%
Flextronics International Ltd., 5.000%, due 02/15/23		470,000	440,860
Spain: 3.19%
BBVA US Senior SAU, 4.664%, due 10/09/15		960,000	1,009,227
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[2]	EUR	300,000	437,472
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,427,898

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
Spain—(Concluded)
Telefonica Emisiones SAU, 3.192%, due 04/27/18		$290,000	$295,341
Total Spain corporate bonds			3,169,938
United Kingdom: 4.87%
Barclays Bank PLC, 5.140%, due 10/14/20		100,000	106,487
6.050%, due 12/04/17[1]		990,000	1,106,803
HBOS PLC, 6.750%, due 05/21/18[1]		700,000	791,789
Lloyds Bank PLC, 6.500%, due 03/24/20[2]	EUR	1,000,000	1,593,511
6.500%, due 09/14/20[1]		$200,000	227,348
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		1,010,000	1,018,177
Total United Kingdom corporate bonds			4,844,115
United States: 30.88%
ADT Corp., 3.500%, due 07/15/22		650,000	565,794
Allstate Corp., 5.750%, due 08/15/53[3]		400,000	403,000
Ally Financial, Inc., 3.296%, due 06/15/15[4]		1,340,000	1,286,400
8.300%, due 02/12/15		200,000	215,000
Bank of America Corp., 4.625%, due 09/14/18	EUR	1,590,000	2,368,258
Barrick North America Finance LLC, 5.750%, due 05/01/43		$425,000	382,162
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		1,150,000	1,170,125
Case New Holland, Inc., 7.875%, due 12/01/17		1,500,000	1,770,000
CIT Group, Inc., 5.000%, due 05/15/17		500,000	533,750
5.000%, due 08/15/22		275,000	268,125
5.250%, due 04/01/14[1]		900,000	909,000
Citigroup, Inc., 0.974%, due 05/31/17[3]	EUR	1,750,000	2,341,270
5.500%, due 09/13/25		$550,000	579,281
DISH DBS Corp., 7.875%, due 09/01/19		990,000	1,133,550
El Paso LLC, 7.250%, due 06/01/18		900,000	1,027,476
	Face amount	Value
Energy Transfer Partners LP, 6.050%, due 06/01/41	$380,000	$389,511
9.000%, due 04/15/19	570,000	720,410
Fidelity National Financial, Inc., 5.500%, due 09/01/22	110,000	114,088
Ford Motor Credit Co., LLC, 8.125%, due 01/15/20	850,000	1,062,882
General Motors Co., 3.500%, due 10/02/18[1]	450,000	460,125
General Motors Financial Co., Inc., 4.750%, due 08/15/17[1]	810,000	859,612
Glencore Funding LLC, 2.500%, due 01/15/19[1]	200,000	193,664
HCA, Inc., 7.875%, due 02/15/20	650,000	697,937
International Lease Finance Corp., 8.625%, due 09/15/15	1,000,000	1,110,000
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16	1,230,000	1,321,182
MetLife, Inc., 6.400%, due 12/15/36	570,000	585,675
Morgan Stanley, 6.625%, due 04/01/18	1,250,000	1,462,617
7.300%, due 05/13/19	500,000	607,204
Plains Exploration & Production Co., 6.125%, due 06/15/19	250,000	273,424
6.500%, due 11/15/20	770,000	850,372
6.875%, due 02/15/23	170,000	189,550
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	385,000	372,488
Regions Bank, 7.500%, due 05/15/18	750,000	887,465
Reynolds American, Inc., 6.150%, due 09/15/43	200,000	215,971
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22[1]	150,000	148,875
Sanmina Corp., 7.000%, due 05/15/19[1]	1,060,000	1,127,575
SLM Corp., 3.875%, due 09/10/15	970,000	1,002,738
Tesoro Corp., 9.750%, due 06/01/19	230,000	248,975
WESCO Distribution, Inc., 5.375%, due 12/15/21[1]	300,000	300,000
Wyndham Worldwide Corp., 3.900%, due 03/01/23	575,000	541,630
Total United States corporate bonds		30,697,161
Total corporate bonds (cost $55,584,253)		56,953,051

36

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Continued)
Asset-backed securities: 1.17%
United States: 1.17%
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class C, 3.020%, due 10/25/25[1,3]	$350,000	$346,500
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.315%, due 09/25/36[3]	931,825	816,857
Total asset-backed securities (cost $1,062,328)		1,163,357
Collateralized debt obligations: 5.15%
Cayman Islands: 1.38%
Babson CLO Ltd., Series 2013-IIA, Class B1, 2.929%, due 01/18/25[1,3]	650,000	636,106
CIFC Funding Ltd., Series 2013-3A, Class B, 2.906%, due 10/24/25[1,3]	400,000	389,720
Race Point VIII CLO Ltd., Series 2013-8A, Class C, 3.037%, due 02/20/25[1,3]	350,000	342,615
Total Cayman Islands collateralized debt obligations		1,368,441
United States: 3.77%
Apidos CLO XIV, Series 2013-14A, Class C1, 3.094%, due 04/15/25[1,3]	300,000	294,000
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.001%, due 07/28/25[1,3]	500,000	491,250
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.891%, due 05/15/25[1,3]	500,000	487,750
Series 2013-4A, Class C, 2.891%, due 04/15/25[1,3,5,6]	300,000	293,280
Denali Capital CLO X Ltd., Series 2013-1A, Class A3L, 3.138%, due 04/28/25[1,3]	550,000	533,500
Galaxy CLO Ltd., Series 2013-16A, Class C, 2.838%, due 11/16/25[1,3]	500,000	485,000
Galaxy CLO XV Ltd., Series 2013-15A, Class C, 2.844%, due 04/15/25[1,3]	500,000	486,250
KKR Financial CLO Trust, Series 2013-1A, Class B, 2.844%, due 07/15/25[1,3]	300,000	283,830
	Face amount	Value
Marathon CLO V Ltd., Series 2013-5A, Class A2A, 2.589%, due 02/21/25[1,3]	$400,000	$399,371
Total United States collateralized debt obligations		3,754,231
Total collateralized debt obligations (cost $5,132,301)		5,122,672
Commercial mortgage-backed securities: 5.36%
United States: 5.36%
Americold 2010 LLC Trust, Series 2010-ARTA, Class D, 7.443%, due 01/14/29[1]	290,000	322,063
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.767%, due 09/15/26[1,3]	200,000	200,000
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.217%, due 08/15/26[1,3]	400,000	400,479
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.705%, due 12/10/49[3]	425,000	468,269
Commercial Mortgage Pass Through Certificates, Series 2013-THL, Class D, 2.820%, due 06/08/30[1,3]	450,000	451,602
Series 2013-FL3, Class MMHP, 3.767%, due 10/13/28[1,3]	300,000	300,589
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	500,000	488,142
GS Mortgage Securities Corp. II, Series 2013-KYO, Class D, 2.768%, due 11/08/29[1,3]	250,000	248,458
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.173%, due 05/15/48[1,3]	250,000	219,837
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class E, 4.524%, due 07/05/32[1,3]	200,000	192,759
Madison Avenue Trust, Series 2013-650M, Class D, 4.034%, due 10/12/32[1,3]	500,000	486,212
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	150,000	140,890

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.710%, due 03/18/28[1,3]	$500,000	$456,199
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class B, 3.714%, due 03/15/45[3]	500,000	473,414
Series 2013-C12, Class B, 3.863%, due 03/15/48[3]	500,000	475,658
Total commercial mortgage-backed securities (cost $5,442,259)		5,324,571
Mortgage & agency debt securities: 2.70%
United States: 2.70%
Federal Home Loan Mortgage Corp. REMICS, IO,[7] 3.000%, due 05/15/27	1,250,918	153,151
3.500%, due 10/15/42	1,702,531	404,342
Federal National Mortgage Association REMICS, IO,[7] Series 2013-15, Class IO, 2.500%, due 03/25/28	2,239,936	254,838
Series 2013-87, Class IW, 2.500%, due 06/25/28	3,915,228	440,872
Series 2013-64, Class LI, 3.000%, due 06/25/33	2,387,173	353,860
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,720,186	399,972
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	1,682,322	368,266
Series 2013-53, Class OI, 3.500%, due 04/20/43	1,658,758	311,794
Total mortgage & agency debt securities (cost $2,576,466)		2,687,095
Municipal bonds: 2.65%
State of California, GO Bonds, 7.300%, due 10/01/39	800,000	1,006,072
7.550%, due 04/01/39	200,000	259,198
State of Illinois, GO Bonds, 5.665%, due 03/01/18	1,055,000	1,150,140
5.877%, due 03/01/19	200,000	217,682
Total municipal bonds (cost $2,383,015)		2,633,092
	Face amount		Value
US government obligations: 7.12%
US Treasury Bonds, PO, 3.123%, due 08/15/42[4,8]		$1,750,000	$532,166
4.813%, due 05/15/40[4,8]		2,500,000	852,658
US Treasury Notes, 2.000%, due 02/15/22[8]		6,000,000	5,693,904
Total US government obligations (cost $7,576,783)			7,078,728
Non-US government obligations: 1.43%
Brazil: 0.35%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		350,000	353,500
Croatia: 0.54%
Republic of Croatia, 6.250%, due 04/27/17[2]		500,000	532,500
Greece: 0.54%
Hellenic Republic, 2.000%, due 02/24/24[2,9]	EUR	400,000	353,695
2.000%, due 02/24/26[2,9]		220,000	182,394
			536,089
Total Non-US government obligations (cost $1,326,794)			1,422,089
Total bonds (cost $81,084,199)			82,384,655
	Shares
Investment company: 17.97%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[10] (cost $16,455,628)		932,797	17,865,107
Short-term investment: 0.79%
Investment company: 0.79%
UBS Cash Management Prime Relationship Fund[10] (cost $783,840)		783,840	783,840

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Number of contracts		Value
Options purchased: 3.01%
Call options: 0.10%
10 Year US Treasury Notes, strike @ USD 123.00, expires February 2014		98	$94,938
Put options: 0.83%
2 Year Euro-Dollar Midcurve, strike @ USD 98.75, expires March 2014		206	139,050
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016		151	164,212
US Long Bond, strike @ USD 128.00, expires January 2014		178	158,531
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015		234	70,200
10 Year US Treasury Notes, strike @ USD 123.00, expires February 2014		98	90,344
90 Day Euro-Dollar Time Deposit, strike @ USD 98.75, expires June 2015		433	129,900
2 Year Euro-Dollar Midcurve, strike @ USD 98.38, expires March 2014		206	50,213
90 Day Euro-Dollar Time Deposit, strike @ USD 99.38, expires September 2014		203	22,838
1 Year Euro-Dollar Midcurve, strike @ USD 99.00, expires March 2014		97	1,212
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires June 2014		49	3,675
			830,175
	Notional amount
Options purchased on interest rate swaps[5]: 2.08%
Expiring 05/22/15. If option exercised the Fund pays semi-annually 2.350% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB	JPY	475,000,000	85,649
	Notional amount		Value
Expiring 09/30/14. If option exercised the Fund pays annually 1.700% and receives semi-annually floating 6 month EURIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI	EUR	15,800,000	$11,322
Expiring 09/30/14. If option exercised the Fund pays semi-annually 1.300% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI		$26,350,000	70,094
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		3,050,000	20,960
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		8,650,000	594,075
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		3,500,000	240,623
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB		3,500,000	28,902

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Notional amount	Value
Options purchased—(Concluded)
Options purchased on interest rate swaps[5]—(Concluded)
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	$8,650,000	$71,273
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	8,650,000	597,195
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB	3,500,000	241,640
	Notional amount	Value
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	$8,650,000	$72,012
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB	3,500,000	29,138
		2,062,883
Total options purchased (cost $2,995,521)		2,987,996
Total investments: 104.64% (cost $101,319,188)		104,021,598
Liabilities, in excess of cash and other assets: (4.64%)		(4,610,857)
Net assets: 100.00%		$99,410,741

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,236,325
Gross unrealized depreciation	(2,533,915)
Net unrealized appreciation of investments	$2,702,410

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 48.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	1,015,629	AUD	1,150,000	03/04/14	$7,227
JPMCB	AUD	4,585,000	USD	4,151,034	03/04/14	72,952
JPMCB	JPY	643,500,000	USD	6,322,903	03/04/14	210,590
JPMCB	USD	411,047	CAD	435,000	03/04/14	(2,136)
JPMCB	USD	1,200,720	EUR	875,000	03/04/14	2,992
MSCI	EUR	11,875,000	USD	16,139,848	03/04/14	(196,233)
Net unrealized appreciation on forward foreign currency contracts						$95,392

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 19 contracts (USD)	March 2014	$2,432,773	$2,437,938	$5,165
US Ultra Bond, 84 contracts (USD)	March 2014	11,521,193	11,445,000	(76,193)
10 Year US Treasury Notes, 29 contracts (USD)	March 2014	3,567,381	3,568,359	978
US Treasury futures sell contracts:
US Long Bond, 3 contracts (USD)	March 2014	(391,806)	(384,938)	6,868
5 Year US Treasury Notes, 55 contracts (USD)	March 2014	(6,640,195)	(6,562,188)	78,007
Interest rate futures buy contracts:
3 Month EURIBOR, 32 contracts (EUR)	December 2014	10,966,578	10,964,880	(1,698)
3 Month EURIBOR, 32 contracts (EUR)	March 2015	10,958,081	10,956,075	(2,006)
3 Month EURIBOR, 32 contracts (EUR)	June 2015	10,947,316	10,945,069	(2,247)
3 Month EURIBOR, 32 contracts (EUR)	September 2015	10,934,666	10,932,412	(2,254)
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	March 2014	(3,989,744)	(3,989,000)	744
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	June 2014	(3,988,944)	(3,987,400)	1,544
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	September 2014	(3,987,744)	(3,985,400)	2,344
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	December 2014	(3,985,744)	(3,982,800)	2,944
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	March 2015	(3,982,144)	(3,978,800)	3,344
90 Day Euro-Dollar Time Deposit, 176 contracts (USD)	June 2015	(43,486,784)	(43,703,000)	(216,216)
90 Day Euro-Dollar Time Deposit, 257 contracts (USD)	December 2015	(63,606,601)	(63,527,188)	79,413
Long Gilt, 17 contracts (GBP)	March 2014	(3,069,934)	(2,999,787)	70,147
Net unrealized depreciation on futures contracts				$(49,116)

Currency swap agreements5

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	7,225,484	AUD	8,158,397	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$103,072	$103,072
CITI	AUD	8,158,397	USD	7,220,181	12/24/14	3 month BBSW	3 month USD LIBOR	—	(77,860)	(77,860)
JPMCB	AUD	1,884,491	USD	1,715,735	09/05/14	3 month BBSW	3 month USD LIBOR	—	26,122	26,122
JPMCB	USD	1,715,735	AUD	1,884,491	09/05/23	3 month USD LIBOR	3 month BBSW	—	(21,733)	(21,733)
									$29,601	$29,601

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	CAD	1,750,000	06/07/16	3 month BA	2.288%	$—	$7,485	$7,485
CITI	USD	4,750,000	06/11/16	1.106%	3 month USD LIBOR	—	(4,104)	(4,104)
CITI	USD	1,860,000	02/15/36	4.668	3 month USD LIBOR	509,297	(273,378)	235,919
CSI	CAD	6,125,000	02/11/14	2.775	3 month BA	—	(43,196)	(43,196)
CSI	CAD	5,490,000	02/11/17	3 month BA	3.500	(35,605)	323,810	288,205
CSI	CAD	1,550,000	02/11/22	4.145	3 month BA	—	(145,563)	(145,563)
CSI	USD	2,650,000	08/12/16	3 month USD LIBOR	1.194	—	45,417	45,417
DB	EUR	5,850,000	05/04/22	2.130	6 month EURIBOR	333,786	(245,439)	88,347
DB	EUR	2,600,000	05/04/42	6 month EURIBOR	2.460	—	(140,932)	(140,932)
DB	USD	3,000,000	12/15/15	1.521	3 month USD LIBOR	(41,000)	(63,023)	(104,023)
DB	USD	1,250,000	09/23/20	2.690	3 month USD LIBOR	(23,000)	(33,539)	(56,539)
DB	USD	1,450,000	02/15/38	3 month 3.669	USD LIBOR	350,897	25,876	376,773
DB	USD	4,550,000	02/15/38	4.474	3 month USD LIBOR	1,743,668	(527,633)	1,216,035
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(165,830)	(165,830)
DB	USD	875,000	05/15/40	3.470	3 month USD LIBOR	(157,000)	69,645	(87,355)
DB	USD	1,250,000	06/27/42	3.489	3 month USD LIBOR	277,212	92,483	369,695
JPMCB	CAD	6,125,000	02/11/14	3 month BA	2.775	—	43,196	43,196
JPMCB	CAD	4,750,000	06/07/16	3 month BA	1.893	—	3,155	3,155
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(323,811)	(323,811)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	145,563	145,563
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	245,439	245,439
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	140,932	140,932
JPMCB	USD	66,000,000	02/12/16	0.825	3 month USD LIBOR	—	(61,073)	(61,073)
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(232,190)	(232,190)
JPMCB	USD	70,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	236,991	236,991
MLI	CAD	66,000,000	02/08/16	3 month BA	1.785	—	117,512	117,512

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Interest rate swap agreements—(Concluded)

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MLI	CAD	9,280,000	04/09/17	3 month BA	1.978%	$—	$71,426	$71,426
MLI	CAD	3,030,000	02/04/21	3.725%	3 month BA	79,133	(209,249)	(130,116)
MLI	CAD	3,000,000	02/04/31	3 month BA	4.310	5,192	241,760	246,952
MLI	CAD	1,060,000	02/04/41	4.208	3 month BA	—	(93,481)	(93,481)
MLI	USD	3,670,000	06/27/42	4.449	3 month USD LIBOR	1,533,211	(352,642)	1,180,569
MSCI	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(530,980)	(530,980)
MSCI	USD	3,000,000	06/27/22	2.970	3 month USD LIBOR	292,599	(39,404)	253,195
						$4,868,390	$(1,674,777)	$3,193,613

Credit default swaps on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	CDX.EM.Series 20 Index	USD	10,000,000	12/20/18	5.000%	$1,063,030	$(1,031,586)	$31,444
MLI	iTraxx Europe Crossover Series 19 Index	EUR	9,000,000	06/20/18	1.000	(94,332)	(209,924)	(304,256)
MLI	iTraxx Europe Crossover Series 19 Index	EUR	3,250,000	06/20/18	5.000	31,747	(461,906)	(430,159)
MSCI	iTraxx Europe Senior Financials Series 19 Index	EUR	3,750,000	06/20/18	1.000	(132,967)	(52,843)	(185,810)
						$867,478	$(1,756,259)	$(888,781)

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Credit Suisse Group Finance Guernsey Ltd. bond, 5.000%, due 07/29/19	EUR	1,250,000	09/20/16	1.000%	$(18,013)	$(31,374)	$(49,387)
BB	Verizon Communications bond, 4.900%, due 09/15/15	USD	2,750,000	12/20/16	1.000	27,467	(63,971)	(36,504)
BB	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	875,000	03/20/17	1.000	13,368	(17,970)	(4,602)
CITI	Commerzbank AG bond, 4.000%, due 09/16/20	EUR	655,000	06/20/18	1.000	(19,877)	(2,560)	(22,437)
DB	ING Bank NV bond, 5.250%, due 06/07/19	EUR	2,500,000	06/20/16	1.000	(9,883)	(59,599)	(69,482)

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues—buy protection12—(Concluded)

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250%	$(97,127)	$(1,481)	$(98,608)
JPMCB	XL Group PLC bond, 6.250%, due 05/15/27	USD	875,000	03/20/17	1.000	(5,301)	(18,699)	(24,000)
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	2,500,000	12/20/17	1.000	12,582	(71,751)	(59,169)
MLI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	1,250,000	06/20/17	1.000	(39,187)	(28,765)	(67,952)
MLI	United Parcel Service of America, Inc. bond, 8.375%, due 04/01/30	USD	3,500,000	06/20/16	1.000	110,916	(82,597)	28,319
MLI	Allstate Corp. bond, 6.750%, due 05/15/18	USD	875,000	03/20/18	1.000	13,945	(26,532)	(12,587)
MLI	Nucor Corp. bond, 5.750%, due 12/01/17	USD	875,000	03/20/18	1.000	9,605	(22,848)	(13,243)
MLI	XL Group PLC bond, 6.250%, due 05/15/27	USD	125,000	09/20/18	1.000	2,268	(2,795)	(527)
MSCI	V.F. Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	21,117	(71,021)	(49,904)
						$21,880	$(501,963)	$(480,083)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced Index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments received	Value	Unrealized appreciation	Credit spread[15]
CSI	CMBX.NA.BBB. Series 6 Index	USD	2,550,000	05/11/63	3.000%	$103,103	$(40,886)	$62,217	2.080%
MLI	CDX.NA.HY.Series 15 Index	USD	1,150,000	12/20/15	5.000	48,407	104,160	152,567	0.660
MSCI	CMBX.NA.A. Series 6 Index	USD	2,550,000	05/11/63	2.000	32,640	(8,292)	24,348	3.330
						$184,150	$54,982	$239,132

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
BB	Lloyds TSB Bank PLC bond, 3.375%, due 04/20/15	EUR	655,000	06/20/18	1.000%	$21,574	$11,810	$33,384	0.708%
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	800,000	12/20/23	1.000	58,831	(57,310)	1,521	1.994

44

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection14—(Concluded)

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
JPMCB	People's Republic of China bond, 4.250%, due 10/28/14	USD	2,500,000	12/20/17	1.000%	$(7,603)	$44,042	$36,439	0.558%
MLI	Aegon NV bond, 4.125%, due 12/08/14	EUR	900,000	03/20/16	1.000	36,430	19,255	55,685	0.317
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	875,000	03/20/17	1.000	4,775	16,557	21,332	0.418
MLI	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD	875,000	03/20/18	1.000	14,173	(14,876)	(703)	1.427
MLI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	875,000	03/20/18	1.000	8,011	15,914	23,925	0.568
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	125,000	09/20/18	1.000	(1,068)	2,301	1,233	0.606
						$135,123	$37,693	$172,816

Total return swap agreements5

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	1,785,000	06/25/14	3 month GBP LIBOR	—[16]	$—	$(5,081)	$(5,081)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	11,775,000	10/18/23	6 month BBSW	4.535%	$11,871	$11,871
EUR	15,800,000	10/01/16	6 month EURIBOR	0.918	51,040	51,040
EUR	12,350,000	12/27/16	6 month EURIBOR	0.726	(9,615)	(9,615)
EUR	4,500,000	09/24/19	1.810%	6 month EURIBOR	(69,624)	(69,624)
USD	1,750,000	06/11/16	1.403	3 month USD LIBOR	(6,134)	(6,134)
USD	26,350,000	10/01/16	1.025	3 month USD LIBOR	(40,420)	(40,420)
USD	11,000,000	11/21/18	1.582	3 month USD LIBOR	141,269	141,269
USD	5,250,000	09/24/19	2.347	3 month USD LIBOR	(233)	(233)
USD	8,250,000	12/12/23	3.200	3 month USD LIBOR	140,112	140,112
USD	5,600,000	05/21/24	3.047	3 month USD LIBOR	113,942	113,942
USD	950,000	08/15/39	3.680	3 month USD LIBOR	31,330	31,330
USD	30,000,000	06/06/43	1 month USD LIBOR	3 month USD LIBOR	53,247	53,247
					$416,785	$416,785

45

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized depreciation
CDX.NA.HY. Series 20 Index	USD	8,550,000	06/20/18	5.000%	$(826,500)	$(573,299)
CDX.NA.HY. Series 20 Index	USD	8,750,000	06/20/18	5.000	(845,833)	(411,792)
CDX.NA.IG. Series 20 Index	USD	23,000,000	06/20/18	1.000	(464,217)	(394,467)
					$(2,136,550)	$(1,379,558)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 151 contracts, strike @ USD 98.75	June 2016	$118,109	$(119,856)
Put options
2 Year Euro-Dollar Midcurve, 412 contracts, strike @ USD 98.50	March 2014	101,558	(144,200)
3 Year Euro-Dollar Midcurve, 151 contracts, strike @ USD 96.75	June 2016	128,922	(87,769)
90 Day Euro-Dollar Time Deposit, 193 contracts, strike @ USD 98.25	March 2015	49,987	(18,094)
90 Day Euro-Dollar Time Deposit, 240 contracts, strike @ USD 97.75	June 2015	77,160	(30,000)
Options written on interest rate swaps[5]
If option exercised the Fund receives annually 1.200% and pays semi-annually floating 6 month EURIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI, Notional Amount EUR 15,800,000	September 2014	68,400	(30,218)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	180,156	(583,331)
If option exercised the Fund receives semi-annually 1.800% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI, Notional Amount USD 26,350,000	September 2014	47,430	(40,343)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(437,756)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 7,000,000	December 2017	148,750	(177,417)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	216,250	(441,609)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: JPMCB, Notional Amount USD 7,000,000	December 2017	140,000	(178,686)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(7,312)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(2,371)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.750%. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB, Notional Amount JPY 475,000,000	May 2015	146,276	(145,641)
Total options written		$1,719,493	$(2,444,603)

46

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	628	$369,502
Options written	2,267	753,876
Options terminated in closing purchase transactions	(1,748)	(647,642)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	1,147	$475,736

Written swaptions activity for the period ended December 31, 2013 was as follows:

Swaptions outstanding at June 30, 2013	$1,375,942
Swaptions written	573,580
Swaptions terminated in closing purchase transactions	(705,765)
Swaptions expired prior to exercise	—
Swaptions outstanding at December 31, 2013	$1,243,757

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$56,953,051	$—	$56,953,051
Asset-backed securities	—	1,163,357	—	1,163,357
Collateralized debt obligations	—	2,061,092	3,061,580	5,122,672
Commercial mortgage-backed securities	—	4,823,982	500,589	5,324,571
Mortgage & agency debt securities	—	2,687,095	—	2,687,095
Municipal bonds	—	2,633,092	—	2,633,092
US government obligations	—	7,078,728	—	7,078,728
Non-US government obligations	—	1,422,089	—	1,422,089
Investment company	—	17,865,107	—	17,865,107
Short-term investment	—	783,840	—	783,840
Options purchased	925,113	2,062,883	—	2,987,996
Forward foreign currency contracts, net	—	95,392	—	95,392
Futures contracts, net	(49,116)	—	—	(49,116)
Swap agreements, net	—	(5,535,569)	—	(5,535,569)
Options written	(399,919)	(2,044,684)	—	(2,444,603)
Total	$476,078	$92,049,455	$3,562,169	$96,087,702

At December 31, 2013, there were no transfers between Level 1 and Level 2.

47

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Commercial mortgage- backed securities	Total
Assets
Beginning balance	$1,554,247	$—	$1,554,247
Purchases	477,480	500,000	977,480
Issuances	—	—	—
Sales	—	—	—
Accrued discounts (premiums)	586	—	586
Total realized gain	—	—	—
Change in net unrealized appreciation (depreciation)	4,517	589	5,106
Transfers into Level 3[17]	1,024,750	—	1,024,750
Transfers out of Level 3	—	—	—
Ending balance	$3,061,580	$500,589	$3,562,169

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2013 was $5,106.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $21,186,066 or 21.31% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $9,100,029 or 9.15% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2013 and changes periodically.

4  Rate shown is the discount rate at date of purchase.

5  Illiquid investment. At December 31, 2013, the value of these investments amounted to $4,634,715 or 4.66% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2013, the value of this security amounted to $293,280 or 0.30% of net assets.

7  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

8  All or a portion of these securities have been designated as collateral for open swap agreements.

9  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

10  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

48

UBS Fixed Income Opportunities Fund

Portfolio of investments

December 31, 2013 (unaudited)

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Change in net unrealized appreciation (depreciation) during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$9,654,845	$27,820,586	$36,691,591	$—	$783,840	$1,768
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,719,829	1,000,000	—	145,278	17,865,107	—
	$26,374,674	$28,820,586	$36,691,591	$145,278	$18,648,947	$1,768

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

16  Payment is based on the performance of the underlying iBoxx GBP Corporates Total Return Index.

17  Transfers into Level 3 represent the value at the end of the period. At December 31, 2013, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

See accompanying notes to financial statements.
49

The UBS Funds

Portfolio acronyms

BA  Canadian Bankers' Acceptance Rate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CDI  Certificate of Interbank Deposits

CLO  Collateralized Loan Obligations

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

GDP  Gross Domestic Product

GO  General Obligation

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

JIBAR  Johannesburg Interbank Agreed Rate

LIBOR  London Interbank Offered Rate

OJSC  Open Joint Stock Company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

GHS  Ghanaian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

VND  Vietnamese Dong

ZAR  South African Rand

See accompanying notes to financial statements.
50

The UBS Funds

December 31, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.

51

The UBS Funds

December 31, 2013 (unaudited)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 – 12/31/13	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,013.10	$3.25	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.98	3.26	0.64
Class C	Actual	1,000.00	1,010.50	5.78	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.80	1.14
Class Y	Actual	1,000.00	1,014.40	1.98	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.24	1.99	0.39
UBS Emerging Markets Debt Fund
Class A	Actual	1,000.00	984.10	6.25	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	976.70	8.72	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class Y	Actual	1,000.00	986.40	5.01	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	995.80	4.78	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	993.40	7.29	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45
Class Y	Actual	1,000.00	997.00	3.52	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	5.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

52

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53

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2013 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$30,486,704	$21,503,428
Affiliated issuers	5,213,087	2,315,358
Foreign currency, at cost	8,787	70,310
	$35,708,578	$23,889,096
Investments, at value:
Unaffiliated issuers[1]	$30,491,607	$19,615,965
Affiliated issuers	5,282,990	2,315,358
Foreign currency, at value	8,867	70,308
Cash	—	3,882
Receivables:
Investment securities sold	4,298,043	32,871
Interest	191,590	381,447
Fund shares sold	101,371	—
Foreign tax reclaims	—	27,919
Due from advisor	9,961	3,827
Dividends	328	198
Variation margin on futures contracts	21,645	—
Variation margin on centrally cleared swap agreements	6,562	—
Due from broker for futures contracts	7,671	26,642
Cash collateral for futures contracts	45,967	23,932
Cash collateral for swap agreements	23,996	—
Outstanding swap agreements, at value[2]	145,267	12,771
Unrealized appreciation on forward foreign currency contracts	25,652	23,057
Other assets	36,060	31,317
Total assets	40,697,577	22,569,494
Liabilities:
Payables:
Investment securities purchased	8,183,649	32,934
Investment advisory and administration fee	—	—
Fund shares redeemed	34,477	—
Custody and fund accounting fees	12,999	18,295
Distribution and service fees	2,348	23
Trustees' fees	5,328	5,013
Due to custodian	11,580	—
Variation margin on futures contracts	—	24,582
Due to broker for swap agreements	—	—
Accrued expenses	50,697	49,201
Options written, at value[3]	43,697	745
Outstanding swap agreements, at value[2]	57,777	95,337
Unrealized depreciation on forward foreign currency contracts	7,815	86,317
Total liabilities	8,410,367	312,447
Net assets	$32,287,210	$22,257,047

1  The market value of securities loaned by UBS Core Plus Bond Fund as of December 31, 2013, was $377,481.

2  Net upfront payments received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $39,587, $60,743 and $6,077,021, respectively.

3  Premiums received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $68,759, $23,355 and $1,719,493, respectively.

54

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$84,079,720
Affiliated issuers	17,239,468
Foreign currency, at cost	162,232
$101,481,420
Investments, at value:
Unaffiliated issuers[1]	$85,372,651
Affiliated issuers	18,648,947
Foreign currency, at value	162,367
Cash	38,141
Receivables:
Investment securities sold	380,694
Interest	997,858
Fund shares sold	54,994
Foreign tax reclaims	6,650
Due from advisor	—
Dividends	39
Variation margin on futures contracts	—
Variation margin on centrally cleared swap agreements	643,535
Due from broker for futures contracts	418,896
Cash collateral for futures contracts	550,775
Cash collateral for swap agreements	592,381
Outstanding swap agreements, at value[2]	2,153,923
Unrealized appreciation on forward foreign currency contracts	293,761
Other assets	46,931
Total assets	110,362,543
Liabilities:
Payables:
Investment securities purchased	690,791
Investment advisory and administration fee	24,101
Fund shares redeemed	1,391,264
Custody and fund accounting fees	22,514
Distribution and service fees	18,317
Trustees' fees	6,981
Due to custodian	—
Variation margin on futures contracts	48,365
Due to broker for swap agreements	49,354
Accrued expenses	87,416
Options written, at value[3]	2,444,603
Outstanding swap agreements, at value[2]	5,969,727
Unrealized depreciation on forward foreign currency contracts	198,369
Total liabilities	10,951,802
Net assets	$99,410,741
See accompanying notes to financial statements.
55

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2013 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Net assets consist of:
Beneficial interest	$66,540,461	$25,071,836
Accumulated undistributed (distributions in excess of) net investment income	312,299	(340,435)
Accumulated net realized loss	(34,833,520)	(498,131)
Net unrealized appreciation (depreciation)	267,970	(1,976,223)
Net assets	$32,287,210	$22,257,047
Class A:
Net assets	$6,210,888	$81,021
Shares outstanding	698,953	9,155
Net asset value and redemption proceeds per share	$8.89	$8.85
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.31	$9.27
Class C:
Net assets	$1,590,724	$12,895
Shares outstanding	179,683	1,455
Net asset value and offering price per share	$8.85	$8.86
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$8.78	$8.79
Class Y:
Net assets	$24,485,598	$22,163,131
Shares outstanding	2,760,208	2,500,010
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$8.87	$8.87

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

56

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Net assets consist of:
Beneficial interest	$100,206,082
Accumulated undistributed (distributions in excess of) net investment income	1,281,079
Accumulated net realized loss	(5,399,485)
Net unrealized appreciation (depreciation)	3,323,065
Net assets	$99,410,741
Class A:
Net assets	$57,027,554
Shares outstanding	5,876,493
Net asset value and redemption proceeds per share	$9.70
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.16
Class C:
Net assets	$9,491,981
Shares outstanding	979,396
Net asset value and offering price per share	$9.69
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.62
Class Y:
Net assets	$32,891,206
Shares outstanding	3,384,967
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.72

See accompanying notes to financial statements.
57

The UBS Funds

Financial statements

Statement of operations

For the six months ended December 31, 2013 (unaudited)

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Investment income:
Interest and other	$410,334	$576,946
Affiliated income	2,042	837
Securities lending[1]	2,570	—
Foreign tax withheld	—	—
Total income	414,946	577,783
Expenses:
Advisory and administration	96,230	95,334
Distribution and service:
Class A	8,063	50
Class C	6,122	12
Transfer agency and related service fees:
Class A	2,086	3,273
Class C	1,371	667
Class Y	3,362	631
Custodian and fund accounting	26,998	36,773
Federal and state registration	18,582	13,388
Professional services	47,452	51,529
Shareholder reports	5,444	1,007
Trustees	10,753	10,115
Amortization of offering costs	—	7,309
Other	5,039	6,019
Total expenses	231,502	226,107
Fee waivers and/or expense reimbursements by Advisor	(152,049)	(110,518)
Net expenses	79,453	115,589
Net investment income	335,493	462,194
Net realized gain (loss) on:
Investments in unaffiliated issuers	(207,111)	(264,185)
Investments in affiliated issuers	14,137	—
Futures contracts	(142,790)	(62,139)
Options written	26,295	15,534
Swap agreements	(36,334)	23,807
Forward foreign currency contracts	(45,443)	(160,131)
Foreign currency transactions	899	(16,755)
Net realized loss	(390,347)	(463,869)
Change in net unrealized appreciation/depreciation on:
Investments	242,491	(315,035)
Futures contracts	53,671	10,572
Options written	24,261	5,973
Swap agreements	156,667	(22,367)
Forward foreign currency contracts	20,259	(7,494)
Translation of other assets and liabilities denominated in foreign currency	1,259	5,960
Change in net unrealized appreciation/depreciation	498,608	(322,391)
Net realized and unrealized gain (loss)	108,261	(786,260)
Net increase (decrease) in net assets resulting from operations	$443,754	$(324,066)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $18 for UBS Core Plus Bond Fund.

58

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Investment income:
Interest and other	$1,861,464
Affiliated income	1,768
Securities lending[1]	—
Foreign tax withheld	(2,965)
Total income	1,860,267
Expenses:
Advisory and administration	370,507
Distribution and service:
Class A	72,684
Class C	35,235
Transfer agency and related service fees:
Class A	12,280
Class C	2,141
Class Y	63
Custodian and fund accounting	42,676
Federal and state registration	18,605
Professional services	62,175
Shareholder reports	29,043
Trustees	14,493
Amortization of offering costs	—
Other	9,543
Total expenses	669,445
Fee waivers and/or expense reimbursements by Advisor	(203,778)
Net expenses	465,667
Net investment income	1,394,600
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,449,368)
Investments in affiliated issuers	—
Futures contracts	570,858
Options written	976,865
Swap agreements	(294,931)
Forward foreign currency contracts	(1,229,767)
Foreign currency transactions	42,258
Net realized loss	(1,384,085)
Change in net unrealized appreciation/depreciation on:
Investments	757,898
Futures contracts	136,832
Options written	(598,091)
Swap agreements	(1,302,748)
Forward foreign currency contracts	383,838
Translation of other assets and liabilities denominated in foreign currency	4,168
Change in net unrealized appreciation/depreciation	(618,103)
Net realized and unrealized gain (loss)	(2,002,188)
Net increase (decrease) in net assets resulting from operations	$(607,588)

See accompanying notes to financial statements.
59

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Emerging Markets Debt Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	Six months ended December 31, 2013 (unaudited)	Period ended June 30, 2013[1]
Operations:
Net investment income	$335,493	$763,581	$462,194	$1,171,167
Net realized gain (loss)	(390,347)	525,939	(463,869)	312,880
Change in net unrealized appreciation/depreciation	498,608	(1,068,323)	(322,391)	(1,653,832)
Net increase (decrease) in net assets from operations	443,754	221,197	(324,066)	(169,785)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(96,358)	(151,841)	(1,728)	(576)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(1)
Total Class A dividends and distributions	(96,358)	(151,841)	(1,728)	(577)
Class C:
Net investment income	(20,563)	(40,360)	(217)	(4)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(1)
Total Class C dividends and distributions	(20,563)	(40,360)	(217)	(5)
Class Y:
Net investment income	(411,891)	(845,766)	(766,003)	(1,387,506)
Return of capital	—	—	—	—
Net realized gain	—	—	—	(193,501)
Total Class Y dividends and distributions	(411,891)	(845,766)	(766,003)	(1,581,007)
Decrease in net assets from dividends and distributions	(528,812)	(1,037,967)	(767,948)	(1,581,589)
Beneficial interest transactions:
Proceeds from shares sold	469,561	6,067,870	60,915	25,037,036
Shares issued on reinvestment of dividends and distributions	465,064	962,122	1,939	572
Cost of shares redeemed	(3,663,182)	(14,408,311)	(27)	—
Redemption fees	1,090	631	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,727,467)	(7,377,688)	62,827	25,037,608
Increase (decrease) in net assets	(2,812,525)	(8,194,458)	(1,029,187)	23,286,234
Net assets, beginning of period	35,099,735	43,294,193	23,286,234	—
Net assets, end of period	$32,287,210	$35,099,735	$22,257,047	$23,286,234
Accumulated undistributed (distributions in excess of) net investment income	$312,299	$505,618	$(340,435)	$(34,681)

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

60

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income	$1,394,600	$2,435,713
Net realized gain (loss)	(1,384,085)	(3,031,625)
Change in net unrealized appreciation/depreciation	(618,103)	3,800,155
Net increase (decrease) in net assets from operations	(607,588)	3,204,243
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(178,954)	(772,176)
Return of capital	—	(345,784)
Net realized gain	—	—
Total Class A dividends and distributions	(178,954)	(1,117,960)
Class C:
Net investment income	(5,017)	(113,518)
Return of capital	—	(63,792)
Net realized gain	—	—
Total Class C dividends and distributions	(5,017)	(177,310)
Class Y:
Net investment income	(143,736)	(1,074,527)
Return of capital	—	(271,348)
Net realized gain	—	—
Total Class Y dividends and distributions	(143,736)	(1,345,875)
Decrease in net assets from dividends and distributions	(327,707)	(2,641,145)
Beneficial interest transactions:
Proceeds from shares sold	31,170,914	47,534,097
Shares issued on reinvestment of dividends and distributions	185,172	1,281,575
Cost of shares redeemed	(23,105,385)	(27,919,018)
Redemption fees	35,113	1,524
Net increase (decrease) in net assets resulting from beneficial interest transactions	8,285,814	20,898,178
Increase (decrease) in net assets	7,350,519	21,461,276
Net assets, beginning of period	92,060,222	70,598,946
Net assets, end of period	$99,410,741	$92,060,222
Accumulated undistributed (distributions in excess of) net investment income	$1,281,079	$214,186

See accompanying notes to financial statements.
61

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.91	$9.13	$8.70	$8.69	$8.17	$9.13
Income (loss) from investment operations:
Net investment income[1]	0.08	0.16	0.20	0.24	0.28	0.23
Net realized and unrealized gain (loss)	0.04	(0.15)	0.46	0.18	0.73	(0.56)
Total income (loss) from investment operations	0.12	0.01	0.66	0.42	1.01	(0.33)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Less dividends/distributions:
From net investment income	(0.14)	(0.23)	(0.23)	(0.41)	(0.49)	(0.64)
Net asset value, end of period	$8.89	$8.91	$9.13	$8.70	$8.69	$8.17
Total investment return[2]	1.31%	0.06%	7.64%	5.00%	12.72%	(3.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%[4]	1.58%	1.45%	1.45%	1.39%	1.27%
Expenses after fee waivers and/or expense reimbursement	0.64%[4]	0.64%	0.64%	0.64%	0.64%	0.85%
Net investment income	1.84%[4]	1.77%	2.18%	2.76%	3.30%	2.71%
Supplemental data:
Net assets, end of period (000's)	$6,211	$6,951	$7,606	$5,996	$8,956	$9,128
Portfolio turnover rate	223%	374%	509%	400%	283%	247%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.89	$9.11	$8.69	$8.68	$8.16	$9.13
Income (loss) from investment operations:
Net investment income[1]	0.09	0.19	0.22	0.26	0.30	0.24
Net realized and unrealized gain (loss)	0.04	(0.16)	0.45	0.19	0.74	(0.55)
Total income (loss) from investment operations	0.13	0.03	0.67	0.45	1.04	(0.31)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	—
Less dividends/distributions:
From net investment income	(0.15)	(0.25)	(0.25)	(0.44)	(0.52)	(0.66)
Net asset value, end of period	$8.87	$8.89	$9.11	$8.69	$8.68	$8.16
Total investment return[2]	1.44%	0.31%	7.80%	5.26%	13.02%	(3.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.29%[4]	1.20%	1.12%	1.12%	1.09%	0.96%
Expenses after fee waivers and/or expense reimbursement	0.39%[4]	0.39%	0.39%	0.39%	0.39%	0.60%
Net investment income	2.09%[4]	2.04%	2.44%	3.02%	3.53%	2.88%
Supplemental data:
Net assets, end of period (000's)	$24,486	$26,425	$33,501	$31,047	$34,659	$55,149
Portfolio turnover rate	223%	374%	509%	400%	283%	247%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

62

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.88	$9.10	$8.68	$8.66	$8.15	$9.12
Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.15	0.20	0.24	0.19
Net realized and unrealized gain (loss)	0.02	(0.16)	0.45	0.19	0.72	(0.57)
Total income (loss) from investment operations	0.08	(0.04)	0.60	0.39	0.96	(0.38)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Less dividends/distributions:
From net investment income	(0.11)	(0.18)	(0.18)	(0.37)	(0.45)	(0.60)
Net asset value, end of period	$8.85	$8.88	$9.10	$8.68	$8.66	$8.15
Total investment return[2]	1.05%	(0.55)%	7.01%	4.60%	12.06%	(3.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.18%[4]	2.02%	1.91%	1.92%	1.86%	1.76%
Expenses after fee waivers and/or expense reimbursement	1.14%[4]	1.14%	1.14%	1.14%	1.14%	1.35%
Net investment income	1.34%[4]	1.29%	1.70%	2.27%	2.80%	2.35%
Supplemental data:
Net assets, end of period (000's)	$1,591	$1,724	$2,187	$2,175	$2,628	$2,574
Portfolio turnover rate	223%	374%	509%	400%	283%	247%

3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.
63

UBS Emerging Markets Debt Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Six months ended December 31, 2013 (unaudited)	For the period ended June 30, 2013[3]	Six months ended December 31, 2013 (unaudited)	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.29	$10.00	$9.31		$10.00
Income (loss) from investment operations:
Net investment income[1]	0.17	0.39	0.16		0.27
Net realized and unrealized (loss)	(0.31)	(0.52)	(0.37)		(0.52)
Total loss from investment operations	(0.14)	(0.13)	(0.21)		(0.25)
Less dividends/distributions:
From net investment income	(0.30)	(0.50)	(0.24)		(0.36)
From net realized gains	—	(0.08)	—		(0.08)
Total dividends/distributions	(0.30)	(0.58)	(0.24)		(0.44)
Net asset value, end of period	$8.85	$9.29	$8.86		$9.31
Total investment return[2]	(1.59)%	(1.78)%	(2.33)%		(2.85)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	18.62%[4]	36.21%[4]	45.37%[4]		2,391.59%[4]
Expenses after fee waivers and/or expense reimbursement	1.25%[4]	1.25%[4]	1.75%[4]		1.75%[4]
Net investment income	3.80%[4]	4.80%[4]	3.43%[4]		2.78%[4]
Supplemental data:
Net assets, end of period (000's)	$81	$34	$13	$	—[5]
Portfolio turnover rate	11%	41%	11%		41%

	Class Y
	Six months ended December 31, 2013 (unaudited)	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.30	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.18	0.47
Net realized and unrealized (loss)	(0.30)	(0.54)
Total loss from investment operations	(0.12)	(0.07)
Less dividends/distributions:
From net investment income	(0.31)	(0.55)
From net realized gains	—	(0.08)
Total dividends/distributions	(0.31)	(0.63)
Net asset value, end of period	$8.87	$9.30
Total investment return[2]	(1.36)%	(1.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.92%[4]	2.10%[4]
Expenses after fee waivers and/or expense reimbursement	1.00%[4]	1.00%[4]
Net investment income	4.00%[4]	4.83%[4]
Supplemental data:
Net assets, end of period (000's)	$22,163	$23,253
Portfolio turnover rate	11%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period of July 23, 2012 (commencement of operations) through June 30, 2013.

4  Annualized.

5  Amount rounds to less than $1,000.

See accompanying notes to financial statements.
64

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65

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,		For the period ended
	(unaudited)	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.13	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.18)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.05)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.03)	(0.22)	(0.34)	(0.05)
Return of capital	—	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.03)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.70	$9.78	$9.66	$9.93
Total investment return[2]	(0.42)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.36%[5]	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%[5]	0.95%	0.95%	0.95%[5]
Net investment income	2.69%[5]	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$57,028	$47,140	$37,935	$67,314
Portfolio turnover rate	15%	60%	63%	48%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,		For the period ended
	(unaudited)	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.17)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.03)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.04)	(0.24)	(0.37)	(0.06)
Return of capital	—	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.04)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.72	$9.79	$9.67	$9.94
Total investment return[2]	(0.30)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.07%[5]	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%[5]	0.70%	0.70%	0.70%[5]
Net investment income	2.94%[5]	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$32,891	$36,112	$26,145	$25,523
Portfolio turnover rate	15%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

66

UBS Fixed Income Opportunities Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,		For the period ended
	(unaudited)	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.11	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.17)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.06)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.01)	(0.17)	(0.29)	(0.02)
Return of capital	—	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.69	$9.76	$9.65	$9.92
Total investment return[2]	(0.66)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.87%[5]	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%[5]	1.45%	1.45%	1.45%[5]
Net investment income	2.19%[5]	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$9,492	$8,808	$6,519	$8,116
Portfolio turnover rate	15%	60%	63%	48%

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
67

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds covered by this report is diversified, except for UBS Emerging Markets Debt Fund which is non-diversified. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc.

68

The UBS Funds

Notes to financial statements

("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

69

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain

70

The UBS Funds

Notes to financial statements

circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2013, except for forward foreign currency contracts for UBS Emerging Markets Debt Fund for which the average volume during the year ended was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the period ended December 31, 2013 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$25,652	$25,652
Futures contracts[2]	44,229	—	—	44,229
Options purchased[1]	42,975	—	—	42,975
Swap agreements[1,2]	139,748	6,094	—	145,842
Total value	$226,952	$6,094	$25,652	$258,698

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(7,815)	$(7,815)
Futures contracts[2]	(22,896)	—	—	(22,896)
Options written[1]	(40,344)	(3,353)	—	(43,697)
Swap agreements[1]	(19,176)	(38,601)	—	(57,777)
Total value	$(82,416)	$(41,954)	$(7,815)	$(132,185)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

71

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(45,443)	$(45,443)
Futures contracts	(142,790)	—	—	(142,790)
Options purchased[2]	24,520	—	—	24,520
Options written	8,395	17,900	—	26,295
Swap agreements	(11,106)	(25,228)	—	(36,334)
Total net realized loss	$(120,981)	$(7,328)	$(45,443)	$(173,752)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$20,259	$20,259
Futures contracts	53,671	—	—	53,671
Options purchased[2]	(27,551)	—	—	(27,551)
Options written	13,614	10,647	—	24,261
Swap agreements	121,023	35,644	—	156,667
Total change in net unrealized appreciation/depreciation	$160,757	$46,291	$20,259	$227,307

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$23,057	$23,057
Futures contracts[2]	11,017	—	11,017
Options purchased[1]	—	886	886
Swap agreements[1]	—	12,771	12,771
Total value	$11,017	$36,714	$47,731

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$(86,317)	$(86,317)
Futures contracts[2]	(35,599)	—	—	(35,599)
Options written[1]	—	—	(745)	(745)
Swap agreements[1]	(40,704)	(54,633)	—	(95,337)
Total value	$(76,303)	$(54,633)	$(87,062)	$(217,998)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

72

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(160,131)	$(160,131)
Futures contracts	(62,139)	—	—	(62,139)
Options purchased[2]	—	—	(49,708)	(49,708)
Options written	—	—	15,534	15,534
Swap agreements	1,276	23,340	(809)	23,807
Total net realized gain (loss)	$(60,863)	$23,340	$(195,114)	$(232,637)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(7,494)	$(7,494)
Futures contracts	10,572	—	—	10,572
Options purchased[2]	—	—	12,823	12,823
Options written	—	—	5,973	5,973
Swap agreements	(12,767)	(9,329)	(271)	(22,367)
Total change in net unrealized appreciation/depreciation	$(2,195)	$(9,329)	$11,031	$(493)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$293,761	$293,761
Futures contracts[2]	251,498	—	—	251,498
Options purchased[1]	2,987,996	—	—	2,987,996
Swap agreements[1,2]	2,353,501	214,039	129,194	2,696,734
Total value	$5,592,995	$214,039	$422,955	$6,229,989

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

73

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(198,369)	$(198,369)
Futures contracts[2]	(300,614)	—	—	(300,614)
Options written[1]	(2,444,603)	—	—	(2,444,603)
Swap agreements[1,2]	(3,616,574)	(4,516,136)	(99,593)	(8,232,303)
Total value	$(6,361,791)	$(4,516,136)	$(297,962)	$(11,175,889)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,229,767)	$(1,229,767)
Futures contracts	570,858	—	—	570,858
Options purchased[2]	(1,743,143)	—	—	(1,743,143)
Options written	679,538	297,327	—	976,865
Swap agreements	30,787	(390,974)	65,256	(294,931)
Total net realized loss	$(461,960)	$(93,647)	$(1,164,511)	$(1,720,118)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$383,838	$383,838
Futures contracts	136,832	—	—	136,832
Options purchased[2]	(786,912)	—	—	(786,912)
Options written	(544,949)	(53,142)	—	(598,091)
Swap agreements	1,294,615	(2,630,319)	32,956	(1,302,748)
Total change in net unrealized appreciation/depreciation	$99,586	$(2,683,461)	$416,794	$(2,167,081)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

74

The UBS Funds

Notes to financial statements

Offsetting of financial and derivative assets and liabilities

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are forward foreign currency contracts, foreign exchange options, non-centrally cleared swap agreements and swaptions, as applicable.

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Core Plus Bond Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
CITI	$6,094	$(6,094)	$—	$—
JPMCB	25,652	(25,652)	—	—
MLI	139,173	(3,353)	—	135,820
Total derivatives subject to a master netting arrangement or similar agreement	$170,919	$(35,099)	$—	$135,820

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
Counterparty	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
CITI	$(10,872)	$6,094	$—	$(4,778)
CSI	(5,612)	—	—	(5,612)
JPMCB	(35,957)	25,652	—	(10,305)
MLI	(3,353)	3,353	—	—
MSC	(13,082)	—	—	(13,082)
RBS	(69)	—	—	(69)
Total derivatives subject to a master netting arrangement or similar agreement	$(68,945)	$35,099	$—	$(33,846)

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The UBS Funds

Notes to financial statements

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Emerging Markets Debt Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
BB	$18,798	$(18,798)	$—	$—
CSI	4,003	(4,003)	—	—
DB	7,415	(7,415)	—	—
GSI	6,392	(6,392)	—	—
MLI	106	(106)	—	—
Total derivatives subject to a master netting arrangement or similar agreement	$36,714	$(36,714)	$—	$—

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
Counterparty	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
BB	$(54,255)	$18,798	$—	$(35,457)
CSI	(5,730)	4,003	—	(1,727)
DB	(69,866)	7,415	—	(62,451)
GSI	(40,801)	6,392	—	(34,409)
MLI	(5,625)	106	—	(5,519)
RBS	(6,122)	—	—	(6,122)
Total derivatives subject to a master netting arrangement or similar agreement	$(182,399)	$36,714	$—	$(145,685)

76

The UBS Funds

Notes to financial statements

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Fixed Income Opportunities Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
BB	$1,811,838	$(1,811,838)	$—	$—
CITI	7,485	(7,485)	—	—
CSI	369,227	(229,645)	—	139,582
DB	208,964	(208,964)	—	—
JPMCB	1,442,752	(916,641)	—	526,111
MLI	670,301	(670,301)	—	—
Total derivatives subject to a master netting arrangement or similar agreement	$4,510,567	$(3,844,874)	$—	$665,693

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
Counterparty	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
BB	$(1,899,069)	$1,811,838	$—	$(87,231)
CITI	(1,446,798)	7,485	—	(1,439,313)
CSI	(229,645)	229,645	—	—
DB	(1,245,678)	208,964	—	(1,036,714)
JPMCB	(916,641)	916,641	—	—
MLI	(1,576,176)	670,301	—	(905,875)
MSCI	(898,773)	—	—	(898,773)
Total derivatives subject to a master netting arrangement or similar agreement	$(8,212,780)	$3,844,874	$—	$(4,367,906)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

77

The UBS Funds

Notes to financial statements

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

78

The UBS Funds

Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a

79

The UBS Funds

Notes to financial statements

Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim

80

The UBS Funds

Notes to financial statements

payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and

81

The UBS Funds

Notes to financial statements

their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Emerging Markets Debt Fund	0.750	0.750	0.750	0.750	0.750
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650

For UBS Core Plus Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of

82

The UBS Funds

Notes to financial statements

shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(12,025)	$83,678	$152,049
UBS Emerging Markets Debt Fund	1.25	1.75	1.00	(5,368)	86,667	110,518
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	17,724	332,179	203,778

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2013 are subject to repayment through June 30, 2016. At December 31, 2013, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Core Plus Bond Fund—Class A	$222,275	$70,796	$63,846	$58,776	$28,857
UBS Core Plus Bond Fund—Class C	61,773	18,459	17,126	17,658	8,530
UBS Core Plus Bond Fund—Class Y	849,799	243,234	241,662	250,241	114,662
UBS Emerging Markets Debt Fund—Class A	7,983	—	—	4,525	3,458
UBS Emerging Markets Debt Fund—Class C	2,997	—	—	2,316	681
UBS Emerging Markets Debt Fund—Class Y	372,061	—	—	265,682	106,379
UBS Fixed Income Opportunities Fund—Class A	633,654	99,909	242,230	171,521	119,994
UBS Fixed Income Opportunities Fund—Class C	102,509	15,057	35,078	32,820	19,554
UBS Fixed Income Opportunities Fund—Class Y	438,008	89,544	112,949	171,285	64,230

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$2,064	$12,552
UBS Emerging Markets Debt Fund	1,541	8,667
UBS Fixed Income Opportunities Fund	6,377	38,328

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at
83

The UBS Funds

Notes to financial statements

December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Emerging Markets Debt Fund	0.25	0.75
UBS Fixed Income Opportunities Fund	0.25	0.75

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$1,325	$169
UBS Core Plus Bond Fund—Class C	1,023	—
UBS Emerging Markets Debt Fund—Class A	15	853
UBS Emerging Markets Debt Fund—Class C	8	—
UBS Fixed Income Opportunities Fund—Class A	12,336	25,172
UBS Fixed Income Opportunities Fund—Class C	5,981	752

84

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$929
UBS Emerging Markets Debt Fund	33
UBS Fixed Income Opportunities Fund	8,427

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. In addition, UBS Core Plus Bond Fund received US government agency securities as collateral with a market value of $385,069, which can not be resold. The value of loaned securities and related collateral at December 31, 2013 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$377,481	$385,069	$—

6. Purchases and sales of securities

For the period ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$58,425,510	$62,594,757
UBS Emerging Markets Debt Fund	2,339,118	3,226,155
UBS Fixed Income Opportunities Fund	29,417,892	14,522,873

85

The UBS Funds

Notes to financial statements

For the period ended December 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$12,398,461	$13,578,196
UBS Fixed Income Opportunities Fund	—	1,206,205

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2013 were as follows:

	2013
Fund	Distributions paid from ordinary income	Return of capital	Distributions paid from net long-term capital gains	Total distributions paid
UBS Core Plus Bond Fund	$1,037,967	$—	$—	$1,037,967
UBS Emerging Markets Debt Fund	1,491,519	—	90,070	1,581,589
UBS Fixed Income Opportunities Fund	1,960,221	680,924	—	2,641,145

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Total capital losses
UBS Fixed Income Opportunities Fund	$2,572,344	$141,296	$2,713,640

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$2,127,033	$32,070,048

86

The UBS Funds

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Funds incurred, and elected to defer, losses of the following:

	Post October capital losses
Fund	Short-term	Long-term
UBS Core Plus Bond Fund	$258,798	$—
UBS Emerging Markets Debt Fund	77,388	43,467
UBS Fixed Income Opportunities Fund	1,245,189	—

As of and during the period ended December 31, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties. Foreign taxes have been accrued by the applicable Funds in the accompanying financial statements. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2013, or since inception in the case of UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended December 31, 2013.

9. Shares of beneficial interest

For the period ended December 31, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,402	$74,784	1,696	$15,135	42,711	$379,642
Shares repurchased	(94,051)	(834,925)	(18,272)	(161,578)	(300,060)	(2,666,679)
Dividends reinvested	4,273	38,009	2,029	17,988	46,044	409,067
Redemption fees	—	214	—	54	—	822
Net decrease	(81,376)	$(721,918)	(14,547)	$(128,401)	(211,305)	$(1,877,148)

87

The UBS Funds

Notes to financial statements

UBS Emerging Markets Debt Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,355	$47,873	1,424	$13,042	—	$—
Shares repurchased	—	—	(3)	(27)	—	—
Dividends reinvested	192	1,725	24	214	—	—
Net increase	5,547	$49,598	1,445	$13,229	—	$—

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,977,563	$28,988,451	224,855	$2,182,463	—	$—
Shares repurchased	(1,933,369)	(18,680,087)	(147,823)	(1,425,298)	(311,850)	(3,000,000)
Dividends reinvested	10,997	106,159	334	3,206	7,839	75,807
Redemption fees	—	19,814	—	3,210	—	12,089
Net increase (decrease)	1,055,191	$10,434,337	77,366	$763,581	(304,011)	$(2,912,104)

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,666	$4,104,420	15,484	$142,505	197,384	$1,820,945
Shares repurchased	(506,145)	(4,660,804)	(65,560)	(603,036)	(992,947)	(9,144,471)
Dividends reinvested	9,363	86,253	3,903	35,836	91,327	840,033
Redemption fees	—	96	—	33	—	502
Net decrease	(53,116)	$(470,035)	(46,173)	$(424,662)	(704,236)	$(6,482,991)

UBS Emerging Markets Debt Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,551	$36,836	10	$100	2,500,010	$25,000,100
Dividends reinvested	57	572	—	—	—	—
Net increase	3,608	$37,408	10	$100	2,500,010	$25,000,100

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,547,355	$25,102,256	318,489	$3,131,840	1,964,234	$19,300,001
Shares repurchased	(1,708,570)	(16,738,448)	(105,668)	(1,037,700)	(1,037,810)	(10,142,870)
Dividends reinvested	57,234	560,256	13,836	135,287	59,810	586,032
Redemption fees	—	748	—	139	—	637
Net increase	896,019	$8,924,812	226,657	$2,229,566	986,234	$9,743,800

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

88

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

89

The UBS Funds

Board approval of investment advisory agreement
(unaudited)

At a meeting (the "Meeting") of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates, considered the initial approval of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for the UBS Emerging Markets Debt Fund (the "Fund").

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services to be provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services to be provided to the Fund. The Board noted that in addition to investment management services, the Advisor would provide the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals that will be providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for other series of the Trust and the Advisor's other investment management clients. The Board also noted and discussed the services that the Advisor and its affiliates would provide to the Fund under other agreements with the Trust including administration services to be provided by the Advisor, underwriting services to be provided by UBS Global Asset Management (US) Inc., and sub-transfer agency services to be provided by UBS Financial Services Inc. In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others, to the existing series of the Trust. The Board also discussed the compliance program for the Advisor. After analyzing the services to be provided by the Advisor to the Fund, both quantitatively and qualitatively, including the likely impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services expected to be provided to the Fund were consistent with the operational requirements of the Fund, and would meet the needs of the Fund's shareholders.

Performance.

The Board also noted that, as the Fund had not yet commenced investment operations, there was no investment performance for either the Fund or the Advisor in managing the Fund for the Board to evaluate.

Fund fees and expenses.

When considering the fees and expenses to be borne by the Fund, and the reasonableness of the management fees to be paid to the Advisor in light of the services to be provided to the Fund, the Board compared the fees to be charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services. In examining these reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the anticipated actual management fee rate and total expenses for the fund were comparable to similar funds. The Board also considered that the Advisor had agreed to an expense limit arrangement for a one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable

90

The UBS Funds

Board approval of investment advisory agreement
(unaudited)

under the Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board noted that the Advisor could not report any financial results from its relationship with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the profitability of the Fund. The Board considered the expected "fall-out" or ancillary benefits to the Advisor and its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment adviser to the Fund. The Board then concluded that the level of profits to be realized by the Advisor and its affiliates with respect to the Fund, if any, were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

Economies of scale.

The Board also discussed whether economies of scale will be realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which this is reflected in the level of advisory fees to be charged. The Board noted that, since the Fund had not yet commenced investment operations, economies of scale were not likely to be realized in the near future.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the approval of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

91

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1173

UBS Equity
Funds

December 31, 2013

The UBS Funds—Equities

Semiannual Report

President's letter	1
Market commentary	3
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund	5
UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund)	18
UBS U.S. Defensive Equity Fund	26
UBS U.S. Equity Opportunity Fund	37
UBS U.S. Large Cap Equity Fund	45
UBS U.S. Small Cap Growth Fund	53
Explanation of expense disclosure	62
Statement of assets and liabilities	66
Statement of operations	70
Statement of changes in net assets	72
Statement of cash flows	76
Financial highlights	78
Notes to financial statements	90
General information	108

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President's letter

February 14, 2014

Dear Shareholder,

The importance of investment discipline to achieving better investment outcomes is well known to individual investors and financial advisors alike. But even the most disciplined investors, faced with breaking news or market-moving events, can sometimes be distracted from their long-term financial plans. The year 2013 and the early part of this year have offered no shortage of distractions. After the broad, steady market recoveries of the last several years, 2013 presented us with the much anticipated "great rotation" out of fixed income into risk assets. Although it didn't fully play out, this was set in motion by the Federal Reserve Board's (the "Fed") decision to "taper" its quantitative easing program ("QE") due to improving prospects for the American economy. Bond investors, some of whom may be risk averse, learned firsthand that it is possible for their fixed income investments to lose value when interest rates rise. Yet, they still seem to accept this tradeoff in exchange for the relative security of their principal, as evidenced by the number of investors with assets still in fixed income investments. In 2013, stocks rallied despite questions over what effects the taper and a change in leadership at the Fed would have on stock prices. While flows into equities improved, many investors didn't participate in this rally and are now faced with the decision of what to do next.

The financial advisor community and asset managers like UBS Global Asset Management understand the drivers of investor behavior and have collaborated to create solutions that help clients build and maintain diversified, well allocated portfolios. Integrated in these solutions are the core/traditional asset classes that have built and protected wealth for decades. Increasingly, however, wealth managers' and asset managers' solutions are including new diversifiers, designed to potentially enhance the likelihood that clients remain committed to their long-term financial plans through the markets' ups and downs. By offering solutions that help better diversify client portfolios, we aim to soften what can sometimes be a bumpy ride.

At UBS Global Asset Management, we are committed to traditional asset classes but have also enhanced our product offerings. We remain vigilant in adding value through active management in our core investment solutions. But, as I have mentioned in past letters, we were among the early leaders to evolve our product offering to meet the challenges to investment discipline described above. We launched these types of funds before the terms "liquid alternatives," "absolute return" or "multi-alternative funds" were well known in the investment vernacular. We have invested resources to better enable our investment professionals across equities, fixed income and multi-asset class solutions, to focus on improved investor outcomes. We continue to build strong track records in these areas, so that we can play an integral role in helping financial advisors meet their clients' needs by staying focused on investors' real, long-term objectives.

President's letter

The markets will undoubtedly continue to challenge investors' fortitude with respect to their commitment to their long-term financial plans. As we begin 2014, new distractions have arisen: concerns over emerging markets and uncertainty about security at the Olympic Games in Sochi, Russia, among others. As such, we understand that it is our responsibility to deliver sustained performance in our funds, enabling our clients to experience the outcomes they need. To help us stay focused on these challenges, we rely on our firm's culture, based on the foundations of client focus, excellence and sustained performance. We embrace this responsibility and these challenges and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com

The markets in review

Improving growth in the developed world

Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Looking back, the Commerce Department reported that gross domestic product ("GDP") growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department's initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the "fed funds rate," which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank's meeting in June 2013, Fed Chairman Ben Bernanke said "...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year." This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month."

At its meeting that concluded on January 29, 2014, the Fed further tapered its asset purchases. Beginning in February 2014, the central bank will scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund ("IMF") stated that "Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed." From a regional perspective, the IMF anticipated that 2013 growth in the eurozone would contract -0.4%, but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in their developed country counterparts, the IMF projects that this gap is narrowing. The IMF projected that emerging markets growth would moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China's economy was expected to grow 7.6% in 2013, versus 7.7% in 2012.

1  Based on the Commerce Department's third estimate announced on January 30, 2014, after the reporting period had ended.

2  The Fed's decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

The markets in review

Equities largely produce strong returns

Developed market equities produced outstanding results during the reporting period. In the US, generally positive economic data and corporate profits that often exceeded expectations supported the market. Volatility was elevated at times, due to moderating emerging market growth, geopolitical events and uncertainty regarding future central bank monetary policy. However, periodic setbacks were generally quickly replaced by solid demand from investors looking to generate incremental returns in the low interest rate environment. All told, the US stock market, as measured by the S&P 500 Index,3 gained 16.31% for the six months ended December 31, 2013 and ended the year at an all-time high. International developed equities, as measured by the MSCI EAFE Index (net),4 also rose sharply, returning 17.94% during the six-month period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),5 generated less robust returns, gaining 7.70% over the same period. This was due to several factors, including decelerating emerging market growth, generally falling commodity prices and rising US interest rates.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (the "Fund") returned 1.89% (Class A shares declined 3.76% after the deduction of the maximum sales charge), while Class Y shares returned 2.07%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.02% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index during the six months ended December 31, 2013. The Fund invested in two distinct investment "sleeves" during the reporting period: US fundamental long-short and equity opportunity long-short. Both sleeves contributed to the Fund's performance during the reporting period.

During the six-month period, the sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. Currency forwards were used to hedge the Fund's currency exposure. Swaps were used on individual stocks to gain exposure to the shares in a more efficient manner. The use of these derivatives was successful in helping the sleeves manage both their portfolios and risk.

Portfolio performance summary1

What worked

•  Overall, the US fundamental long-short sleeve contributed to performance during the reporting period.

  – At the stock level, the sleeve had strong contributions from its long positions in Amazon.com, an online retailer, Micron Technology, Inc., a global semiconductor manufacturing company, and Apple, Inc., a consumer electronics, computer software and personal computer company.

  – The sectors that added the most value were the information technology, industrials and consumer discretionary sectors.

•  In aggregate, the equity opportunity long-short sleeve was beneficial for performance.

  – The sleeve's long positions in Investment AB Kinnevik, an investment firm, Legal & General Group PLC, an asset manager, and Algeta, a pharmaceutical research company, aided relative results. We sold out of our position in Algeta in December, following the approach by Bayer to bid for the company in November. We saw limited upside on the name, given the 30% premium reflected in the price.

  – The best performing sectors in the sleeve were healthcare, financials and consumer discretionary.

  – From a country perspective, the sleeve's allocations to the UK, Germany and the US were the most beneficial during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Equity Long-Short Multi-Strategy Fund

What didn't work

•  Certain strategies in the US fundamental long-short sleeve detracted from performance.

  – The sleeve's short positions in packaging and shipping-related company Pitney Bowes, Inc. and document management company Xerox Corp., along with a long position in mobile communications company NII Holdings, Inc. were negative for results.

  – The sleeve's allocation to the telecommunications sector detracted from performance during the reporting period.

•  Several positions in the equity opportunity long-short sleeve were drags on performance.

  – The sleeve's short positions in a Spanish media company, an international oil tanker firm and Nokia, a telecommunications company, were the largest individual detractors from results. We closed our position in Nokia following the announced sale of its devices business to Microsoft, when the downside on the stock was more limited, as it improved the financial position of the company.

  – Allocations to the materials, industrials and utilities sectors were negative for performance.

  – In terms of countries, the sleeve's allocations to Spain, Italy and France were the largest detractors.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	1.89%	9.74%	0.72%
Class C3	1.42	8.94	(0.01)
Class Y4	2.07	9.99	1.00
After deducting maximum sales charge
Class A2	(3.76)%	3.75%	(0.88)%
Class C3	0.42	7.94	(0.01)
Citigroup Three-Month US Treasury Bill Index[5]	0.02%	0.05%	0.08%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—6.85% and 4.17%; Class C—7.05% and 4.92%; Class Y—6.27% and 3.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Apple, Inc.	2.0%
Citigroup, Inc.	1.8
Amazon.com, Inc.	1.7
Morgan Stanley	1.6
US Bancorp	1.6
Broadcom Corp., Class A	1.6
Hertz Global Holdings, Inc.	1.5
General Motors Co.	1.5
NXP Semiconductor NV	1.4
Baxter International, Inc.	1.4
Total	16.1%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	1.46%
Air freight & logistics	1.13
Auto components	0.73
Automobiles	2.63
Biotechnology	5.67
Capital markets	2.19
Chemicals	1.38
Commercial banks	6.35
Commercial services & supplies	0.36
Communications equipment	0.58
Computers & peripherals	3.18
Consumer finance	0.71
Diversified financial services	4.83
Diversified telecommunication services	1.42
Electric utilities	0.66
Electronic equipment, instruments & components	1.19
Energy equipment & services	1.14
Food & staples retailing	0.46
Food products	1.64
Health care equipment & supplies	1.37
Health care providers & services	2.20
Hotels, restaurants & leisure	1.35
Industrial conglomerates	1.34
Insurance	5.57
Internet & catalog retail	2.37
Internet software & services	1.24
IT services	2.84
Life sciences tools & services	1.24
Machinery	0.52
Marine	0.67
Media	2.29
Metals & mining	0.28
Multiline retail	0.87
Oil, gas & consumable fuels	1.88
Pharmaceuticals	11.10
Real estate investment trust (REIT)	1.11
Real estate management & development	0.80
Road & rail	2.55
Semiconductors & semiconductor equipment	6.21
Software	2.91
Textiles, apparel & luxury goods	1.28
Tobacco	1.18
Wireless telecommunication services	0.98
Total common stocks	91.86%
Preferred stock	0.69
Rights	0.01
Short-term investment	33.71
Total investments before investments sold short	126.27%
Investments sold short
Common stocks
Aerospace & defense	(0.57)%
Auto components	(0.32)
Automobiles	(0.59)
Beverages	(1.18)
Biotechnology	(1.81)
Capital markets	(3.43)
Chemicals	(3.64)
Commercial banks	(4.62)
Commercial services & supplies	(3.01)
Communications equipment	(0.37)
Computers & peripherals	(2.18)
Construction & engineering	(0.49)
Construction materials	(0.77)
Consumer finance	(0.39)
Distributors	(0.46)
Diversified financial services	(1.27)
Diversified telecommunication services	(0.87)
Electric utilities	(1.16)
Electrical equipment	(0.75)
Electronic equipment, instruments & components	(0.38)
Energy equipment & services	(2.01)
Food & staples retailing	(0.77)
Food products	(0.26)
Health care equipment & supplies	(3.60)
Health care providers & services	(1.25)
Hotels, restaurants & leisure	(1.91)
Household durables	(1.01)
Household products	(0.23)
Insurance	(1.56)
Internet & catalog retail	(0.78)
Internet software & services	(0.27)
IT services	(1.73)
Life sciences tools & services	(1.29)
Machinery	(2.47)
Media	(2.21)
Metals & mining	(1.37)
Multiline retail	(0.45)
Office electronics	(0.81)
Oil, gas & consumable fuels	(0.98)
Pharmaceuticals	(1.73)
Real estate investment trust (REIT)	(0.78)
Road & rail	(0.61)
Semiconductors & semiconductor equipment	(2.36)
Software	(2.02)
Specialty retail	(0.73)
Textiles, apparel & luxury goods	(0.32)
Thrifts & mortgage finance	(0.50)
Trading companies & distributors	(0.59)
Transportation infrastructure	(1.59)
Wireless telecommunication services	(1.57)
Total investments sold short	(66.02)%
Total investments, net of investments sold short	60.25
Cash and other assets, less liabilities	39.75
Net assets	100.00%

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 91.86%
Austria: 0.28%
Voestalpine AG	930	$44,689
Canada: 0.90%
Nordion, Inc.*[1]	4,700	39,903
Valeant Pharmaceuticals International, Inc.*[1]	900	105,660
Total Canada common stocks		145,563
China: 0.55%
Baidu, Inc. ADR*	500	88,940
Denmark: 2.14%
AP Moeller - Maersk A/S, Class B	10	108,524
Novo Nordisk A/S, Class B	655	120,063
Pandora A/S	2,179	118,137
Total Denmark common stocks		346,724
Finland: 0.40%
Sampo Oyj, Class A	1,314	64,570
France: 5.16%
AXA SA	3,388	94,196
Credit Agricole SA*	6,804	87,097
Electricite de France	3,010	106,358
Ingenico	992	79,535
Publicis Groupe SA	965	88,295
Safran SA	1,890	131,330
Societe Generale SA	1,509	87,646
Total SA	1,513	92,686
Vivendi SA	2,611	68,804
Total France common stocks		835,947
Germany: 5.12%
Allianz SE	547	98,089
Bayer AG	1,243	174,334
Continental AG	539	118,195
Deutsche Post AG	2,702	98,504
Deutsche Telekom AG	4,278	73,154
Freenet AG*	3,170	94,982
Fresenius SE & Co KGaA	554	85,055
SAP AG	1,010	86,577
Total Germany common stocks		828,890
India: 0.72%
Tata Motors Ltd. ADR[1]	3,800	117,040
Ireland: 0.74%
Mallinckrodt PLC*[1]	2,300	120,198
	Shares	Value
Israel: 2.35%
Check Point Software Technologies Ltd.*[1]	3,100	$200,012
Mellanox Technologies Ltd.*[1]	2,600	103,922
Teva Pharmaceutical Industries Ltd. ADR	1,900	76,152
Total Israel common stocks		380,086
Italy: 0.35%
Newron Pharmaceuticals SpA*	3,041	57,271
Japan: 2.25%
Daiwa House Industry Co. Ltd.	3,000	57,972
Mitsui Fudosan Co., Ltd.	2,000	71,883
ORIX Corp.	4,600	80,678
Sumitomo Mitsui Financial Group, Inc.	1,700	87,494
Toyota Motor Corp.	1,100	67,059
Total Japan common stocks		365,086
Netherlands: 3.57%
Koninklijke Ahold NV	4,148	74,469
Koninklijke DSM NV	1,189	93,497
Koninklijke Philips NV	2,751	100,839
NXP Semiconductor NV*[1]	4,900	225,057
TNT Express NV	8,979	83,354
Total Netherlands common stocks		577,216
Norway: 1.86%
Aker ASA, Class A	2,894	105,925
Gjensidige Forsikring ASA	5,661	107,988
SpareBank 1 SMN	9,674	87,723
Total Norway common stocks		301,636
Spain: 0.81%
Grifols SA	1,379	65,953
Repsol SA	2,565	64,645
Total Spain common stocks		130,598
Sweden: 2.25%
Investment AB Kinnevik, Class B	3,589	166,230
Nordea Bank AB	8,107	109,218
TeliaSonera AB	10,589	88,161
Total Sweden common stocks		363,609
Switzerland: 2.74%
Actelion Ltd.*	1,043	88,100
Aryzta AG*	751	57,585
Novartis AG	2,168	173,041
Roche Holding AG (Non-voting)	445	124,314
Total Switzerland common stocks		443,040

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom: 0.54%
Aon PLC[1]	600	$50,334
Noble Corp. PLC[1]	1,000	37,470
Total United Kingdom common stocks		87,804
United States: 59.13%
Acorda Therapeutics, Inc.*[1]	6,600	192,720
Adobe Systems, Inc.*[1]	2,300	137,724
Alexion Pharmaceuticals, Inc.*[1]	900	119,754
Allergan, Inc.[1]	730	81,088
Alliance Data Systems Corp.*[1]	400	105,172
Alnylam Pharmaceuticals, Inc.*[1]	1,600	102,928
Amazon.com, Inc.*[1]	670	267,189
American Campus Communities, Inc.[1]	1,000	32,210
Apple, Inc.[1]	580	325,444
Applied Materials, Inc.[1]	11,900	210,511
Baker Hughes, Inc.[1]	1,300	71,838
Baxter International, Inc.[1]	3,200	222,560
BB&T Corp.[1]	1,500	55,980
Bio-Rad Laboratories, Inc., Class A*[1]	1,300	160,693
Broadcom Corp., Class A1	8,500	252,025
Capital One Financial Corp.[1]	1,500	114,915
Cardinal Health, Inc.[1]	900	60,129
Celgene Corp.*[1]	500	84,480
Citigroup, Inc.[1]	5,540	288,689
Comcast Corp., Class A1	3,300	171,485
ConocoPhillips[1]	900	63,585
Danaher Corp.[1]	1,500	115,800
Digital Realty Trust, Inc.[1]	3,000	147,360
Dow Chemical Co.[1]	1,600	71,040
Eli Lilly & Co.[1]	2,300	117,300
Epizyme, Inc.*[1]	1,100	22,880
Fifth Third Bancorp[1]	4,100	86,223
Fiserv, Inc.*[1]	1,100	64,955
Freescale Semiconductor Ltd.*[1]	2,400	38,520
General Dynamics Corp.[1]	1,100	105,105
General Motors Co.*[1]	5,900	241,133
Gilead Sciences, Inc.*[1]	2,100	157,815
Google, Inc., Class A*[1]	100	112,071
Hertz Global Holdings, Inc.*[1]	8,600	246,132
Hess Corp.[1]	1,000	83,000
Hospira, Inc.*[1]	4,200	173,376
Illinois Tool Works, Inc.[1]	1,000	84,080
Impax Laboratories, Inc.*[1]	4,900	123,186
Invesco Ltd.[1]	2,500	91,000
Jabil Circuit, Inc.[1]	6,500	113,360
JC Penney Co., Inc.*[1]	4,300	39,345
Johnson & Johnson[1]	1,600	146,544
JPMorgan Chase & Co.[1]	2,400	140,352
	Shares	Value
KaloBios Pharmaceuticals, Inc.*[1]	6,800	$30,056
Lexicon Pharmaceuticals, Inc.*[1]	29,500	53,100
Lincoln National Corp.[1]	4,000	206,480
Macy's, Inc.[1]	1,900	101,460
MasterCard, Inc., Class A1	100	83,546
McDermott International, Inc.*[1]	8,300	76,028
MetLife, Inc.[1]	3,900	210,288
Micron Technology, Inc.*[1]	8,000	174,080
Mondelez International, Inc., Class A1	5,900	208,270
Monsanto Co.[1]	500	58,275
Morgan Stanley[1]	8,400	263,424
Motorola Solutions, Inc.[1]	1,400	94,500
NetApp, Inc.[1]	4,600	189,244
NII Holdings, Inc.*[1]	23,200	63,800
Norfolk Southern Corp.[1]	1,800	167,094
Perrigo Co. PLC[1]	700	107,422
Philip Morris International, Inc.[1]	2,200	191,686
PNC Financial Services Group, Inc.[1]	700	54,306
Priceline.com, Inc.*[1]	100	116,240
Principal Financial Group, Inc.[1]	1,400	69,034
Ralph Lauren Corp.[1]	500	88,285
Salix Pharmaceuticals Ltd.*[1]	1,100	98,934
ServiceSource International, Inc.*[1]	24,600	206,148
Symantec Corp.[1]	2,000	47,160
Time Warner, Inc.[1]	1,600	111,552
UnitedHealth Group, Inc.[1]	2,800	210,840
US Bancorp[1]	6,400	258,560
Waste Management, Inc.[1]	1,300	58,331
Wells Fargo & Co.[1]	2,500	113,500
Yum! Brands, Inc.[1]	2,900	219,269
Total United States common stocks		9,572,608
Total common stocks (cost $12,247,038)		14,871,515
Preferred stock: 0.69%
Germany: 0.69%
Henkel AG & Co KGaA, Preference shares (cost $86,511)	965	111,926
	Number of rights
Rights: 0.01%
Spain: 0.01%
Repsol SA, expires 01/09/14* (cost $0)	2,565	1,750

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Short-term investment: 33.71%
Investment company: 33.71%
UBS Cash Management Prime Relationship Fund[2] (cost $5,457,224)	5,457,224	$5,457,224
Total investments before investments sold short: 126.27% (cost $17,790,773)		20,442,415
Investments sold short: (66.02)%
Common stocks: (66.02)%
Austria: (0.80)%
Raiffeisen Bank International AG	(2,518)	(88,748)
Vienna Insurance Group AG Wiener Versicherung Gruppe	(824)	(41,064)
Total Austria common stocks		(129,812)
Bermuda: (1.00)%
Frontline Ltd.	(19,930)	(77,547)
Marvell Technology Group Ltd.	(5,900)	(84,842)
Total Bermuda common stocks		(162,389)
Finland: (2.14)%
Fortum Oyj	(2,266)	(51,841)
Konecranes Oyj	(2,818)	(100,252)
Metso Oyj	(2,012)	(85,861)
Stockmann Oyj Abp, Class B	(1,953)	(29,662)
YIT Oyj	(5,668)	(79,222)
Total Finland common stocks		(346,838)
France: (2.15)%
Arkema SA	(509)	(59,373)
Bourbon SA	(3,161)	(86,972)
CGG SA	(1,960)	(33,920)
Groupe Eurotunnel SA	(8,996)	(94,551)
Orange SA	(5,927)	(73,384)
Total France common stocks		(348,200)
Germany: (3.91)%
Deutsche Boerse AG	(1,083)	(89,691)
H&R AG	(3,526)	(42,191)
Hamburger Hafen und Logistik AG	(3,470)	(84,876)
HeidelbergCement AG	(684)	(51,895)
K+S AG NPV	(2,323)	(71,505)
LANXESS AG	(1,222)	(81,492)
MTU Aero Engines AG	(946)	(92,908)
Salzgitter AG	(1,286)	(54,844)
SGL Carbon SE	(1,592)	(63,020)
Total Germany common stocks		(632,422)
	Shares	Value
Italy: (1.12)%
Fiat SpA	(9,931)	$(81,221)
Italcementi SpA	(8,560)	(73,247)
Saras SpA	(23,360)	(26,705)
Total Italy common stocks		(181,173)
Japan: (0.33)%
Nintendo Co., Ltd.	(400)	(53,214)
Luxembourg: (0.83)%
APERAM SA NPV	(3,642)	(67,263)
Millicom International Cellular SA SDR	(667)	(66,422)
Total Luxembourg common stocks		(133,685)
Mexico: (1.09)%
America Movil SAB de CV ADR	(4,200)	(98,154)
Wal-Mart de Mexico SAB de CV ADR	(3,000)	(78,360)
Total Mexico common stocks		(176,514)
Netherlands: (1.54)%
Fugro NV CVA	(1,721)	(102,552)
Koninklijke Vopak NV	(1,329)	(77,739)
LyondellBasell Industries NV, Class A	(850)	(68,238)
Total Netherlands common stocks		(248,529)
Norway: (0.76)%
Tomra Systems ASA	(4,267)	(39,749)
Yara International ASA	(1,936)	(83,309)
Total Norway common stocks		(123,058)
Portugal: (0.33)%
EDP - Energias de Portugal SA	(14,355)	(52,728)
Singapore: (0.38)%
Flextronics International Ltd.	(7,900)	(61,383)
Spain: (2.74)%
Atresmedia Corp. de Medios de Comunicaion SA	(3,739)	(61,828)
Banco Santander SA	(9,505)	(85,073)
Iberdrola SA	(12,927)	(82,427)
Tecnicas Reunidas SA	(1,866)	(101,360)
Zardoya Otis SA	(6,251)	(113,083)
Total Spain common stocks		(443,771)
Sweden: (3.25)%
Electrolux AB, Series B	(3,504)	(91,797)
Lundin Petroleum AB	(2,800)	(54,591)
Modern Times Group AB, Class B	(1,764)	(91,384)
Ratos AB, Class B	(9,731)	(87,977)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Sweden—(Concluded)
Sandvik AB	(7,168)	$(101,081)
SSAB AB, Class A	(13,061)	(100,112)
Total Sweden common stocks		(526,942)
Switzerland: (1.31)%
Coca-Cola HBC AG CDI	(2,379)	(69,414)
Straumann Holding AG	(303)	(56,656)
Tyco International Ltd.	(2,100)	(86,184)
Total Switzerland common stocks		(212,254)
Turkey: (0.44)%
Arcelik AS	(12,607)	(71,277)
United Kingdom: (0.27)%
Debenhams PLC	(36,136)	(43,683)
United States: (41.63)%
Abaxis, Inc.	(1,200)	(48,024)
AbbVie, Inc.	(1,600)	(84,496)
ADT Corp.	(2,272)	(91,948)
Advanced Micro Devices, Inc.	(14,000)	(54,180)
American Express Co.	(700)	(63,511)
American International Group, Inc.	(2,800)	(142,940)
Amgen, Inc.	(500)	(57,080)
Associated Banc-Corp.	(4,700)	(81,780)
AT&T, Inc.	(1,900)	(66,804)
Bank of America Corp.	(7,400)	(115,218)
Bank of New York Mellon Corp.	(2,300)	(80,362)
Beam, Inc.	(600)	(40,836)
Best Buy Co., Inc.	(900)	(35,892)
Bio-Reference Labs, Inc.	(1,200)	(30,648)
Boston Scientific Corp.	(3,200)	(38,464)
Brocade Communications Systems, Inc.	(6,800)	(60,316)
Brown-Forman Corp., Class B	(500)	(37,785)
Celgene Corp.	(680)	(114,893)
Centene Corp.	(800)	(47,160)
Cepheid, Inc.	(900)	(42,048)
Charles Schwab Corp.	(5,100)	(132,600)
Choice Hotels International, Inc.	(800)	(39,288)
Citrix Systems, Inc.	(900)	(56,925)
City National Corp.	(600)	(47,532)
Clorox Co.	(400)	(37,104)
Cognizant Technology Solutions Corp., Class A	(1,600)	(161,568)
Constellation Brands, Inc., Class A	(600)	(42,228)
Cullen/Frost Bankers, Inc.	(600)	(44,658)
Darden Restaurants, Inc.	(1,100)	(59,807)
DENTSPLY International, Inc.	(900)	(43,632)
DexCom, Inc.	(1,300)	(46,033)
	Shares	Value
Discovery Communications, Inc., Class A	(400)	$(36,168)
Douglas Emmett, Inc.	(1,000)	(23,290)
Ecolab, Inc.	(600)	(62,562)
Electronic Arts, Inc.	(3,100)	(71,114)
Endo Health Solutions, Inc.	(900)	(60,714)
Equity Residential	(500)	(25,935)
Fastenal Co.	(2,000)	(95,020)
Federal Realty Investment Trust	(200)	(20,282)
First Solar, Inc.	(1,400)	(76,496)
Fiserv, Inc.	(2,000)	(118,100)
Gannett Co., Inc.	(3,600)	(106,488)
Genuine Parts Co.	(900)	(74,871)
Groupon, Inc.	(3,800)	(44,726)
Hartford Financial Services Group, Inc.	(1,900)	(68,837)
Healthcare Services Group, Inc.	(2,700)	(76,599)
Hewlett-Packard Co.	(4,700)	(131,506)
Hyatt Hotels Corp., Class A	(2,200)	(108,812)
IDEXX Laboratories, Inc.	(850)	(90,414)
Intel Corp.	(6,400)	(166,144)
Johnson Controls, Inc.	(1,000)	(51,300)
Kansas City Southern	(800)	(99,064)
Lamar Advertising Co., Class A	(1,200)	(62,700)
Lexmark International, Inc., Class A	(2,100)	(74,592)
McCormick & Co. Inc. (Non-voting)	(600)	(41,352)
Meridian Bioscience, Inc.	(2,300)	(61,019)
Mettler-Toledo International, Inc.	(560)	(135,850)
NCR Corp.	(2,100)	(71,526)
Netflix, Inc.	(110)	(40,499)
New York Community Bancorp, Inc.	(4,800)	(80,880)
Northern Trust Corp.	(700)	(43,323)
Owens & Minor, Inc.	(2,400)	(87,744)
PAREXEL International Corp.	(700)	(31,626)
Patterson Cos., Inc.	(900)	(37,080)
PerkinElmer, Inc.	(1,000)	(41,230)
Perrigo Co. PLC	(600)	(92,076)
Pitney Bowes, Inc.	(5,800)	(135,140)
Praxair, Inc.	(500)	(65,015)
Priceline.com, Inc.	(35)	(40,684)
Public Storage	(250)	(37,630)
QLogic Corp.	(6,400)	(75,712)
RadioShack Corp.	(15,700)	(40,820)
Red Hat, Inc.	(2,600)	(145,704)
Rockwell Automation, Inc.	(500)	(59,080)
Sagent Pharmaceuticals, Inc.	(1,700)	(43,146)
SBA Communications Corp., Class A	(1,000)	(89,840)
Sigma-Aldrich Corp.	(600)	(56,406)
Signature Bank	(800)	(85,936)
Starwood Hotels & Resorts Worldwide, Inc.	(800)	(63,560)
Stericycle, Inc.	(500)	(58,085)
STERIS Corp.	(950)	(45,648)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Stifel Financial Corp.	(1,000)	$(47,920)
SVB Financial Group	(900)	(94,374)
T. Rowe Price Group, Inc.	(1,100)	(92,147)
Taubman Centers, Inc.	(300)	(19,176)
TCF Financial Corp.	(4,900)	(79,625)
TD Ameritrade Holding Corp.	(2,300)	(70,472)
TearLab Corp.	(4,400)	(41,096)
Tesla Motors, Inc.	(100)	(15,038)
Under Armour, Inc., Class A	(600)	(52,380)
United Therapeutics Corp.	(700)	(79,156)
Valley National Bancorp	(5,600)	(56,672)
WebMD Health Corp.	(1,100)	(43,450)
Wendy's Corp.	(4,300)	(37,496)
Whole Foods Market, Inc.	(800)	(46,264)
	Shares	Value
Williams-Sonoma, Inc.	(700)	$(40,796)
Wright Medical Group, Inc.	(2,100)	(64,491)
Xerox Corp.	(10,800)	(131,436)
Zimmer Holdings, Inc.	(500)	(46,595)
Zions Bancorporation	(2,800)	(83,888)
Total United States common stocks		(6,740,577)
Total investments sold short (proceeds $9,103,275)		(10,688,449)
Total investments, net of investments sold short: 60.25%		9,753,966
Cash and other assets, less liabilities: 39.75%		6,436,354
Net assets: 100.00%		$16,190,320

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,897,463
Gross unrealized depreciation	(245,821)
Net unrealized appreciation of investments	$2,651,642

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	CHF	50,000	USD	56,131	01/06/14	$78
JPMCB	AUD	335,000	USD	304,594	01/22/14	5,854
JPMCB	GBP	385,000	USD	615,334	01/22/14	(22,123)
JPMCB	JPY	72,900,000	USD	735,395	01/22/14	43,087
JPMCB	TRY	600,871	EUR	216,969	01/22/14	20,006
JPMCB	TRY	85,000	USD	39,873	01/22/14	480
JPMCB	USD	621,242	EUR	460,000	01/22/14	11,573
Net unrealized appreciation on forward foreign currency contracts						$58,955

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio Swap Outstanding3

Counterparty	Description	Termination Date[4]	Value
CSI	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR floating rate.	Twelve month maturities of 02/04/14—06/06/14	$ 49,719

Additional Information for Portfolio Swap

Portfolio swap positions	Notional Values[5]	Current Values[6]	Value[7]
Long Positions
United Kingdom
Berkeley Group Holdings PLC	$59,421	$66,941	$7,520
BT Group PLC	87,957	89,516	1,559
Filtrona PLC	133,547	139,828	6,281
GlaxoSmithKline PLC	81,737	81,391	(346)
Halma PLC	60,257	61,911	1,654
Legal & General Group PLC	153,539	159,781	6,242
Meggitt PLC	99,803	105,406	5,603
Mondi PLC	77,979	81,133	3,154
Nichols PLC	71,069	70,841	(228)
Pearson PLC	104,285	103,592	(693)
Playtech Ltd.	86,198	90,727	4,529
Prudential PLC	61,456	62,996	1,540
Qinetiq Group PLC	122,341	122,068	(273)
Reckitt Benckiser Group PLC	133,193	130,087	(3,106)
Rightmove PLC	87,606	94,512	6,906
Taylor Wimpey PLC	57,058	58,329	1,271
William Hill PLC	85,992	90,512	4,520
WPP PLC	93,826	95,819	1,993
Total United Kingdom	1,657,264	1,705,390	48,126
Total Long Positions of Portfolio Swap	1,657,264	1,705,390	48,126

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio swap positions	Notional Values[5]	Current Values[6]	Value[7]
Short Positions
Hong Kong
China Coal Energy	$(104,932)	$(89,847)	$15,085
South Korea
Hyundai Steel Co., Ltd	(56,435)	(59,122)	(2,687)
Korean Air Lines Co., Ltd	(95,857)	(100,339)	(4,482)
Total South Korea	(152,292)	(159,461)	(7,169)
Taiwan
Taiwan Glass Industry Corp.	(110,555)	(119,015)	(8,460)
United Kingdom
Anglo American PLC	(69,721)	(69,751)	(30)
AstraZeneca PLC	(55,770)	(56,410)	(640)
Croda International PLC	(48,185)	(50,899)	(2,714)
De La Rue PLC	(55,985)	(55,039)	946
J Sainsbury PLC	(53,521)	(51,684)	1,837
Total United Kingdom	(283,182)	(283,783)	(601)
Total Short Positions of Portfolio Swap	(650,961)	(652,106)	(1,145)
Net Long and Short Positions of Portfolio Swap	1,006,303	1,053,284	46,981
Financing Costs and Other Receivables			2,738
Net Swap Agreement, at value			$49,719

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$14,871,515	$—	$—	$14,871,515
Preferred stock	111,926	—	—	111,926
Rights	1,750	—	—	1,750
Short-term investment	—	5,457,224	—	5,457,224
Common stocks sold short	(10,688,449)	—	—	(10,688,449)
Forward foreign currency contracts, net	—	58,955	—	58,955
Swap agreements, net	—	49,719	—	49,719
Total	$4,296,742	$5,565,898	$—	$9,862,640

At December 31, 2013, there were no transfers between Level 1 and Level 2.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$4,066,550	$6,118,919	$4,728,245	$5,457,224	$2,681

3  Illiquid investment. At December 31, 2013, the value of these investments amounted to $49,719 or 0.31% of net assets.

4  The twelve month maturity dates are measured from the commencement of investment in each underlying portfolio swap market.

5  Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.

6  Current value represents the market value of these positions based on the securities' last sale or closing price on the principal exchange on which the securities are traded.

7  Value represents the unrealized gain (loss) of the positions at December 31, 2013.

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Global Sustainable Equity Fund (the "Fund") (previously UBS International Equity Fund) returned 14.27% (Class A shares returned 7.97% after the deduction of the maximum sales charge), while Class Y shares returned 14.34%. The Fund's new benchmark, the MSCI World Free Index (net) (the "Index") returned 16.83%, whereas the Fund's previous benchmark, the MSCI World Free ex USA Index (net), returned 17.49% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved changes to UBS International Equity Fund, including changing its name, its listed portfolio managers and adjusting certain investment policies to allow the Fund to pursue a sustainable investment approach. These changes went into effect on October 28, 2013. Specifically:

•  The Fund's name changed from UBS International Equity Fund to UBS Global Sustainable Equity Fund.

•  The Fund's benchmark changed from the MSCI World Free ex USA Index (net), to the MSCI World Free Index (net). This increased the Fund's investable universe and allows for its investment in US equities.

•  The investment process for the Fund was enhanced by the use of a positive screening approach that integrates sustainability analysis and a long-term perspective with a rigorous fundamental valuation framework. The investment process for the Fund also incorporates some negative screening for controversial industries.

The Fund posted a strong absolute return but underperformed its benchmark during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Several individual stocks had a positive impact on performance.

  – Sands China, Ltd. is an owner and operator of resorts and casinos in Macau. Its shares rose sharply given better than expected quarterly operating results. After the Fund transitioned in October, we no longer held our position in Sands China, Ltd.

  – German car manufacturer Volkswagen performed well during the reporting period. Its positive performance was supported by increased demand in both the US and Europe.

  – Carrefour is the largest retailer in France and the second largest chain store retailer in the world. Its shares rallied sharply during the reporting period. (For additional details, see "Portfolio Highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Sustainable Equity Fund

  – Shares of UK online retailer ASOS performed well, as its results generally surpassed analyst expectations and the company reaffirmed its sales outlook for 2014. Moreover, the company provided more detailed information regarding its Chinese expansion plans, which include a local third party distribution center for next day delivery and the goal of initially carrying 10% of its product range. After the Fund transitioned in October, we no longer held our position in ASOS.

  – Sector allocation decisions, overall, positively contributed to relative performance. The Fund's overall sector allocations are a byproduct of its bottom-up stock selection process. During the reporting period, an overweight to information technology and an underweight to utilities were the most beneficial sector allocations for the Fund's relative performance.

What didn't work

•  Overall, stock selection detracted from performance during the reporting period.

  – Paris-based Technip provides project management, engineering and construction for the energy industry. Its shares declined during the reporting period given weakening exploration activity, falling oil prices and moderating demand from emerging market countries.

  – NII Holdings, Inc. is a holding company that, through its various subsidiaries, provides mobile communication services under the Nextel brand in five Latin American countries. The company experienced pricing pressures and lost customers during the reporting period. In addition, its technology transition did not work out as planned. We no longer held our position in NII Holdings, after the Fund transitioned in October.

  – PT Bank Rakyat Indonesia is a finance company based in Indonesia. It performed poorly during the reporting period, and we eliminated our position in the holding. (For additional details, see "Portfolio Highlights.")

  – Shin-Etsu-Chemical Company is a Japanese supplier of semiconductor materials and polyvinyl chloride. Its shares declined as the company experienced pricing pressures in both of its product lines.

•  Sector allocation in several areas detracted from results. Underweights to telecommunication services and industrials were negative for the Fund's relative performance during the reporting period.

Portfolio highlights

  – Shares of Carrefour rose sharply during the reporting period. The company has been under new leadership since early 2012 and has been recovering its competitiveness in its domestic market and rationalizing its international footprint. The company's restructuring efforts have helped Carrefour generate improved same-store sales and boost its margins. Investors have also appeared to gain confidence in the economic recovery in Europe.

  – US-based retailer Macy's generated strong results during the reporting period. Its shares were supported by improving same-store sales and rising margins.

UBS Global Sustainable Equity Fund

  – Shares of PT Bank Rakyat Indonesia declined after Indonesia reported a higher than expected current account deficit. The country as a whole also underperformed as investors rotated away from the inflation-protected securities market during the summer following the US Federal Reserve Board's comments about tapering its asset purchase program.

  – ServiceSource International Inc. is a US-based software service company. Sentiment for the company weakened as it reported disappointing quarterly results that caused investors to question its future growth prospects.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Sustainable Equity Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.27%	15.65%	11.90%	5.30%
Class C2	13.76	14.68	11.07	4.52
Class Y3	14.34	15.87	12.18	5.53
After deducting maximum sales charge
Class A1	7.97%	9.34%	10.65%	4.71%
Class C2	12.76	13.68	11.07	4.52
The MSCI World Free Index (net)[4,6]	16.83%	26.68%	15.02%	6.98%
The MSCI World Free ex USA Index (net)[5,6]	17.49	21.02	12.49	7.07

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.65% and 1.25%; Class C—3.40% and 2.00%; Class Y—2.40% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class Y shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective October 28, 2013, the Fund's performance benchmark changed from the MSCI World Free ex USA Index (net) to the MSCI World Index (net) in connection with changes to the Fund's investment strategies effective on that date.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2013

Percentage of net assets
BG Group PLC	2.5%
Koninklijke DSM NV	2.4
AIA Group Ltd.	2.4
Nordea Bank AB	2.3
Check Point Software Technologies Ltd.	2.3
NXP Semiconductor NV	2.2
KDDI Corp.	2.2
Amazon.com, Inc.	2.2
Telenor ASA	2.1
Volkswagen AG, Preference shares	2.1
Total	22.7%

Country exposure by issuer, top five (unaudited)

As of December 31, 2013

Percentage of net assets
United States	34.2%
Japan	13.6
United Kingdom	7.7
Germany	7.4
France	5.0
Total	67.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2013

Common stocks
Airlines	0.68%
Automobiles	2.54
Biotechnology	5.50
Building products	1.07
Capital markets	1.21
Chemicals	3.14
Commercial banks	11.75
Commercial services & supplies	1.19
Computers & peripherals	2.02
Construction materials	1.73
Diversified financial services	1.35
Diversified telecommunication services	2.12
Electrical equipment	1.54
Electronic equipment, instruments & components	1.48
Energy equipment & services	1.71
Food & staples retailing	1.77
Food products	1.51
Health care equipment & supplies	0.75
Health care providers & services	1.18
Hotels, restaurants & leisure	1.85
Household durables	1.08
Household products	1.05
Insurance	5.10
Internet & catalog retail	2.16
IT services	0.71
Life sciences tools & services	1.68
Machinery	1.76
Marine	1.34
Media	1.01
Metals & mining	0.92
Multiline retail	2.19
Oil, gas & consumable fuels	5.88
Personal products	3.06
Pharmaceuticals	1.69
Professional services	2.27
Real estate investment trust (REIT)	1.68
Road & rail	1.34
Semiconductors & semiconductor equipment	6.78
Software	5.68
Wireless telecommunication services	2.18
Total common stocks	95.65%
Preferred stocks	2.77
Short-term investment	1.42
Investment of cash collateral from securities loaned	0.60
Total investments	100.44%
Liabilities, in excess of cash and other assets	(0.44)
Net assets	100.00%

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 95.65%
Australia: 1.91%
Brambles Ltd.	28,264	$230,918
Westfield Group	15,598	140,528
Total Australia common stocks		371,446
Canada: 2.24%
Royal Bank of Canada	3,800	255,456
Teck Resources Ltd., Class B	6,900	179,604
Total Canada common stocks		435,060
China: 3.09%
AIA Group Ltd.	93,438	468,739
Cathay Pacific Airways Ltd.	62,000	131,127
Total China common stocks		599,866
Denmark: 1.34%
AP Moeller - Maersk A/S, Class B	24	260,458
France: 5.02%
Carrefour SA	8,673	343,745
Schneider Electric SA	3,427	298,901
Technip SA	3,454	331,951
Total France common stocks		974,597
Germany: 5.33%
Deutsche Bank AG	4,929	235,125
HeidelbergCement AG	4,426	335,800
Infineon Technologies AG	18,578	198,328
SAP AG	3,101	265,818
Total Germany common stocks		1,035,071
Israel: 3.25%
Check Point Software Technologies Ltd.*	6,800	438,736
Mellanox Technologies Ltd.*	4,800	191,856
Total Israel common stocks		630,592
Italy: 0.97%
Intesa Sanpaolo SpA	76,690	189,271
Japan: 13.58%
Hitachi Ltd.	23,000	173,849
Kao Corp.	10,000	314,310
KDDI Corp.	6,900	423,920
ORIX Corp.	14,900	261,326
Panasonic Corp.	18,000	209,211
Shin-Etsu Chemical Co., Ltd.	2,400	139,930
Shiseido Co., Ltd.	17,500	281,004
Sumitomo Mitsui Financial Group, Inc.	6,300	324,243
THK Co., Ltd.	9,000	224,252
Toyota Motor Corp.	4,700	286,525
Total Japan common stocks		2,638,570
	Shares	Value
Netherlands: 4.66%
Koninklijke DSM NV	5,965	$469,058
NXP Semiconductor NV*	9,500	436,335
Total Netherlands common stocks		905,393
Norway: 3.39%
Statoil ASA	10,128	245,464
Telenor ASA	17,302	412,489
Total Norway common stocks		657,953
Spain: 2.35%
Banco Bilbao Vizcaya Argentaria SA	16,289	200,514
Banco Santander SA	28,537	255,415
Total Spain common stocks		455,929
Sweden: 3.57%
Lundin Petroleum AB*	12,254	238,913
Nordea Bank AB	33,713	454,182
Total Sweden common stocks		693,095
Switzerland: 3.08%
Novartis AG	4,124	329,162
SGS SA	117	269,137
Total Switzerland common stocks		598,299
United Kingdom: 7.71%
Aviva PLC	41,586	309,683
BG Group PLC	22,331	479,802
Compass Group PLC	22,398	359,031
Intertek Group PLC	3,278	170,880
Premier Oil PLC	34,153	177,359
Total United Kingdom common stocks		1,496,755
United States: 34.16%
Acorda Therapeutics, Inc.*	10,100	294,920
Adobe Systems, Inc.*	3,400	203,592
Agilent Technologies, Inc.	2,300	131,537
Alexion Pharmaceuticals, Inc.*	1,720	228,863
Alnylam Pharmaceuticals, Inc.*	5,200	334,516
Amazon.com, Inc.*	1,050	418,729
Apple, Inc.	700	392,777
Applied Materials, Inc.	8,400	148,596
Baxter International, Inc.	2,100	146,055
Bio-Rad Laboratories, Inc., Class A*	1,570	194,068
Broadcom Corp., Class A	11,500	340,975
Cinemark Holdings, Inc.	5,900	196,647
Digital Realty Trust, Inc.[1]	3,800	186,656
General Motors Co.*	5,050	206,394
Gilead Sciences, Inc.*	1,700	127,755
Jabil Circuit, Inc.	6,500	113,360
JC Penney Co., Inc.*	13,200	120,780
Lexicon Pharmaceuticals, Inc.*	45,900	82,620

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Macy's, Inc.	5,700	$304,380
Mondelez International, Inc., Class A	8,300	292,990
Norfolk Southern Corp.	2,800	259,924
Owens Corning*	5,100	207,672
PNC Financial Services Group, Inc.	3,200	248,256
Principal Financial Group, Inc.	4,320	213,019
Procter & Gamble Co.	2,500	203,525
ServiceSource International, Inc.*	16,500	138,270
Symantec Corp.	8,300	195,714
Timken Co.	2,150	118,401
UnitedHealth Group, Inc.	3,050	229,665
US Bancorp	8,800	355,520
Total United States common stocks		6,636,176
Total common stocks (cost $17,484,340)		18,578,531
Preferred stocks: 2.77%
Brazil: 0.71%
Banco Bradesco SA, Preference Shares	11,200	138,098
	Shares	Value
Germany: 2.06%
Volkswagen AG, Preference shares	1,427	$400,772
Total preferred stocks (cost $495,955)		538,870
Short-term investment: 1.42%
Investment company: 1.42%
UBS Cash Management Prime Relationship Fund[2] (cost $275,656)	275,656	275,656
Investment of cash collateral from securities loaned: 0.60%
UBS Private Money Market Fund LLC[2] (cost $116,450)	116,450	116,450
Total investments: 100.44% (cost $18,372,401)		19,509,507
Liabilities, in excess of cash and other assets: (0.44)%		(85,239)
Net assets: 100.00%		$19,424,268

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,533,776
Gross unrealized depreciation	(396,670)
Net unrealized appreciation of investments	$1,137,106

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 25.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$18,578,531	$—	$—	$18,578,531
Preferred stocks	538,870	—	—	538,870
Short-term investment	—	275,656	—	275,656
Investment of cash collateral from securities loaned	—	116,450	—	116,450
Total	$19,117,401	$392,106	$—	$19,509,507

At December 31, 2013, there were no transfers between Level 1 and Level 2.

UBS Global Sustainable Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$385,436	$3,617,703	$3,727,483	$275,656	$128
UBS Private Money Market Fund LLC[a]	567,869	4,338,644	4,790,063	116,450	16
	$953,305	$7,956,347	$8,517,546	$392,106	$144

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS U.S. Defensive Equity Fund (the "Fund") returned 10.45% (Class A shares returned 4.37% after the deduction of the maximum sales charge), while Class Y shares returned 10.65%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 16.86% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 29; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Amazon.com was the largest contributor to the Fund's performance during the six months. The company's stock price rose nearly 28% during the fourth quarter of 2013. Amazon began shipping its new Kindle Fire HD in October 2013 and its new Kindle Fire HDX in November 2013. The stock benefited from strong holiday season sales and continued growth in its Prime Membership subscriber base. (For details, see "Portfolio highlights.")

•  Several technology stocks contributed to the Fund's relative performance.

  – Shares of Micron Technology rose as the company posted solid financial results during the reporting period. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. The stock price reached a new 52-week high in November 2013, after investor David Einhorn disclosed that he owned a 2% stake in the company. (For details, see "Portfolio highlights.")

  – NXP Semiconductors was a top holding for the Fund. Shares of NXP gained after the company announced second quarter earnings that were in line with the high end of guidance. NXP achieved double-digit revenue growth for both the sequential and year-over-year periods, including better-than-expected results in the company's automotive business.

  – Adobe Systems positively contributed to Fund performance during the six months. The company posted strong results following its successful transition to a subscription-based business model. Shares traded higher as the market rewarded this shift.

•  Stock selection in the healthcare sector was positive for relative performance.

  – The stock price of Alnylam Pharmaceuticals was up more than 106% during the third quarter of 2013. The company reported positive data in its effort to treat TTR-mediated amyloidosis (ATTR), a major unmet medical need with significant morbidity and mortality. Analysts believe that there is a high probability of Alnylam's treatment becoming a marketed product in 2014.

  – Shares of Ligand Pharmaceuticals performed strongly in 2013, based on positive pretrial data for its type 1 diabetes treatment and the potentially lucrative licensing of Kyprolis, a multiple myeloma treatment. We sold out of our position in Ligand, during the reporting period, as it reached our estimate of fair value.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Defensive Equity Fund

What didn't work

•  Certain individual stock positions detracted from relative performance during the six-month period.

  – NII Holdings was the top detractor for the reporting period. The stock was down due to disappointing earnings results for the third quarter and a net subscriber loss. The company's consolidated operating revenue failed to meet investor expectations. In addition, although NII met all of its network building goals, it failed to address challenges in Mexico and Brazil. We believe that there are signs of improvement in these markets, and we continue to watch developments closely. We also believe that there is significant asset value in the company's network, which should provide protection against further downside.

  – J. C. Penney detracted from Fund returns after reporting earnings and revenue that were below expectations. Activist investor Bill Ackman publicly criticized the company's strategy and subsequently resigned from his seat on its board. The company attempted to raise cash by selling roughly $800 million of new stock before the critical holiday shopping season, eroding investor confidence. While the mid-tier department store faces some challenges, we believe that the current valuation does not reflect J.C. Penney's future cash generation potential.

  – Digital Realty Trust, Inc., a real estate investment trust ("REIT"), detracted from Fund performance. While fundamental concerns about the wholesale data center industry continue to linger, we see encouraging long-term prospects for the business. We believe that Digital Realty will benefit from improved occupancy levels at higher rents. The REIT's 6% dividend yield offers additional support for the stock price.

  – Shares of Philip Morris International Inc. declined as the consumer staples sector underperformed. Investor sentiment about the decline in the number of smokers worsened, leading to poor performance for the company's stock price. However, we believe that Philip Morris is attractively valued. (For details, see "Portfolio highlights.")

  – The stock price of Edison International, a Northern California utility, came under pressure during the reporting period, as higher interest rates caused many utilities to underperform. We sold out of our position in Edison International during the reporting period, as we believed there were more compelling opportunities elsewhere.

Portfolio highlights

•  We believe that Amazon.com will sustain its high revenue growth rate due to the increased number of Amazon Prime customers, who demonstrate high repeat purchase patterns. We expect the company to increase the number of product lines served and the speed of deliveries through the expansion of its fulfillment network. Amazon appears well-positioned to defend its books, music and movies business, and plans to continue to innovate with the Kindle. We believe that Amazon will aggressively support the tablets and smartphone devices of third parties. As Amazon gains scale across its businesses, we expect operating margins to increase.

•  Micron Technology is a leading manufacturer of semiconductor memories, including DRAM and NAND Flash. The markets for these products are extremely cyclical, driven by periods of over/underspending on manufacturing capacity. This leads to over/under supply and falling/rising average selling prices. The industry has turned of late, and is now experiencing growth in demand and increases in selling prices. The DRAM industry, which used to include more than 20 participants, has undergone significant consolidation. Three players, including Micron following the Elpida acquisition, are positioned to capture 97% of industry revenues. We believe that Micron will benefit from the cyclical turnaround in both DRAM and NAND Flash memory.

UBS U.S. Defensive Equity Fund

•  We believe that the market underappreciates the persistence and predictability of Philip Morris's cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skillful at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company's models. Governments have learned that aggressive tax increases tend to encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris's regulatory and consumption risk is well diversified, as the company operates in more than 180 markets globally.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Defensive Equity Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	10.45%	27.97%	15.48%	3.65%
Class C3	10.02	26.98	14.61	2.87
Class Y4	10.65	28.36	15.80	3.90
After deducting maximum sales charge
Class A2	4.37%	20.97%	14.18%	2.85%
Class C3	9.02	25.98	14.61	2.87
Russell 1000 Index[5]	16.86%	33.11%	18.59%	7.18%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—4.79% and 2.81%; Class C—5.61% and 3.59%; Class Y—4.51% and 2.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Defensive Equity Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Apple, Inc.	4.4%
Mondelez International, Inc., Class A	3.8
Philip Morris International, Inc.	3.5
General Motors Co.	3.5
Yum! Brands, Inc.	3.4
Hertz Global Holdings, Inc.	3.3
Citigroup, Inc.	3.3
Amazon.com, Inc.	3.1
Comcast Corp., Class A	3.1
JPMorgan Chase & Co.	2.8
Total	34.2%

1  Only long positions are considered for top ten holdings.

UBS U.S. Defensive Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	2.23%
Automobiles	3.46
Biotechnology	5.68
Building products	1.03
Capital markets	3.69
Chemicals	1.56
Commercial banks	3.90
Commercial services & supplies	1.86
Computers & peripherals	6.27
Construction materials	2.07
Consumer finance	1.69
Diversified financial services	6.12
Electronic equipment, instruments & components	1.13
Energy equipment & services	6.13
Food products	3.84
Health care equipment & supplies	2.23
Health care providers & services	3.85
Hotels, restaurants & leisure	3.43
Industrial conglomerates	2.47
Insurance	5.74
Internet & catalog retail	3.14
IT services	1.57
Life sciences tools & services	1.07
Machinery	1.68
Media	8.13
Multiline retail	2.49
Oil, gas & consumable fuels	4.16
Pharmaceuticals	12.06
Real estate investment trust (REIT)	3.33
Road & rail	5.05
Semiconductors & semiconductor equipment	8.80
Software	5.36
Textiles, apparel & luxury goods	1.65
Tobacco	3.55
Wireless telecommunication services	0.56
Total common stocks	130.98%
Short-term investment	0.42
Options purchased	0.07
Total investments before investments sold short	131.47%
Investments sold short
Common stocks
Beverages	(0.69)%
Biotechnology	(1.50)
Capital markets	(1.85)
Chemicals	(1.03)
Commercial banks	(1.74)
Commercial services & supplies	(1.48)
Computers & peripherals	(1.11)
Consumer finance	(0.36)
Diversified financial services	(0.43)
Electronic equipment, instruments & components	(0.33)
Food & staples retailing	(0.27)
Health care equipment & supplies	(3.52)
Health care providers & services	(1.40)
Hotels, restaurants & leisure	(2.33)
Household products	(0.37)
Insurance	(0.95)
Internet & catalog retail	(0.83)
Internet software & services	(0.42)
IT services	(0.54)
Life sciences tools & services	(1.06)
Media	(2.23)
Office electronics	(0.65)
Pharmaceuticals	(1.89)
Real estate investment trust (REIT)	(0.17)
Road & rail	(0.41)
Semiconductors & semiconductor equipment	(1.87)
Software	(0.79)
Specialty retail	(0.32)
Textiles, apparel & luxury goods	(0.73)
Trading companies & distributors	(0.35)
Wireless telecommunication services	(0.36)
Total investments sold short	(31.98)%
Total investments, net of investments sold short	99.49
Cash and other assets, less liabilities	0.51
Net assets	100.00%

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 130.98%
Aerospace & defense: 2.23%
General Dynamics Corp.[1]	3,500	$334,425
Automobiles: 3.46%
General Motors Co.*	12,700	519,049
Biotechnology: 5.68%
Acorda Therapeutics, Inc.*[1]	6,450	188,340
Alexion Pharmaceuticals, Inc.*[1]	1,400	186,284
Alnylam Pharmaceuticals, Inc.*[1]	1,900	122,227
Bluebird Bio, Inc.*[1]	800	16,784
Epizyme, Inc.*[1]	700	14,560
Gilead Sciences, Inc.*[1]	2,850	214,178
KaloBios Pharmaceuticals, Inc.*	5,100	22,542
Lexicon Pharmaceuticals, Inc.*[1]	37,050	66,690
MacroGenics, Inc.*	700	19,201
		850,806
Building products: 1.03%
Owens Corning*	3,800	154,736
Capital markets: 3.69%
Invesco Ltd.[1]	4,850	176,540
Morgan Stanley[1]	12,000	376,320
		552,860
Chemicals: 1.56%
Monsanto Co.	2,000	233,100
Commercial banks: 3.90%
US Bancorp[1]	6,600	266,640
Wells Fargo & Co.[1]	7,000	317,800
		584,440
Commercial services & supplies: 1.86%
Waste Management, Inc.[1]	6,200	278,194
Computers & peripherals: 6.27%
Apple, Inc.[1]	1,175	659,304
NetApp, Inc.[1]	6,800	279,752
		939,056
Construction materials: 2.07%
Martin Marietta Materials, Inc.	3,100	309,814
Consumer finance: 1.69%
Capital One Financial Corp.[1]	3,300	252,813
Diversified financial services: 6.12%
Citigroup, Inc.[1]	9,519	496,035
JPMorgan Chase & Co.[1]	7,200	421,056
		917,091
	Shares	Value
Electronic equipment, instruments & components: 1.13%
Jabil Circuit, Inc.	9,700	$169,168
Energy equipment & services: 6.13%
Baker Hughes, Inc.[1]	5,000	276,300
Halliburton Co.[1]	3,950	200,463
McDermott International, Inc.*[1]	15,500	141,980
Noble Corp. PLC[1]	8,000	299,760
		918,503
Food products: 3.84%
Mondelez International, Inc., Class A1	16,300	575,390
Health care equipment & supplies: 2.23%
Baxter International, Inc.[1]	4,800	333,840
Health care providers & services: 3.85%
Cardinal Health, Inc.[1]	3,150	210,452
Envision Healthcare Holdings, Inc.*[1]	3,100	110,112
UnitedHealth Group, Inc.[1]	3,400	256,020
		576,584
Hotels, restaurants & leisure: 3.43%
Yum! Brands, Inc.[1]	6,800	514,148
Industrial conglomerates: 2.47%
Danaher Corp.[1]	4,800	370,560
Insurance: 5.74%
Aon PLC	2,500	209,725
Lincoln National Corp.[1]	5,650	291,653
MetLife, Inc.[1]	6,650	358,568
		859,946
Internet & catalog retail: 3.14%
Amazon.com, Inc.*[1]	1,180	470,572
IT services: 1.57%
ServiceSource International, Inc.*[1]	28,150	235,897
Life sciences tools & services: 1.07%
Bio-Rad Laboratories, Inc., Class A*[1]	1,300	160,693
Machinery: 1.68%
Illinois Tool Works, Inc.[1]	3,000	252,240
Media: 8.13%
Comcast Corp., Class A1	9,000	467,685
Time Warner, Inc.[1]	3,050	212,646
Viacom, Inc., Class B1	2,300	200,882
Walt Disney Co.	4,400	336,160
		1,217,373

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Multiline retail: 2.49%
JC Penney Co., Inc.*[1]	11,300	$103,395
Macy's, Inc.[1]	5,050	269,670
		373,065
Oil, gas & consumable fuels: 4.16%
EOG Resources, Inc.[1]	1,300	218,192
Exxon Mobil Corp.[1]	4,000	404,800
		622,992
Pharmaceuticals: 12.06%
Allergan, Inc.[1]	1,400	155,512
Eli Lilly & Co.[1]	5,600	285,600
Hospira, Inc.*[1]	5,500	227,040
Impax Laboratories, Inc.*[1]	9,300	233,802
Johnson & Johnson[1]	800	73,272
Mallinckrodt PLC*	2,600	135,876
Merck & Co., Inc.[1]	6,050	302,802
Salix Pharmaceuticals Ltd.*[1]	2,450	220,353
Teva Pharmaceutical Industries Ltd. ADR	4,300	172,344
		1,806,601
Real estate investment trust (REIT): 3.33%
American Campus Communities, Inc.[1]	2,000	64,420
Digital Realty Trust, Inc.[1]	4,500	221,040
Simon Property Group, Inc.	1,400	213,024
		498,484
Road & rail: 5.05%
Hertz Global Holdings, Inc.*[1]	17,350	496,557
Norfolk Southern Corp.[1]	2,800	259,924
		756,481
Semiconductors & semiconductor equipment: 8.80%
Applied Materials, Inc.	14,900	263,581
Broadcom Corp., Class A1	10,700	317,255
Freescale Semiconductor Ltd.*[1]	3,250	52,162
Mellanox Technologies Ltd.*	4,500	179,865
Micron Technology, Inc.*[1]	11,600	252,416
NXP Semiconductor NV*[1]	5,500	252,615
		1,317,894
Software: 5.36%
Adobe Systems, Inc.*[1]	5,700	341,316
Check Point Software Technologies Ltd.*[1]	4,000	258,080
Symantec Corp.[1]	8,600	202,788
		802,184
Textiles, apparel & luxury goods: 1.65%
Ralph Lauren Corp.[1]	1,400	247,198
	Shares	Value
Tobacco: 3.55%
Philip Morris International, Inc.[1]	6,100	$531,493
Wireless telecommunication services: 0.56%
NII Holdings, Inc.*[1]	30,250	83,188
Total common stocks (cost $14,891,079)		19,620,878
Short-term investment: 0.42%
Investment company: 0.42%
UBS Cash Management Prime Relationship Fund[2] (cost $63,109)	63,109	63,109
	Number of contracts
Options purchased: 0.07%
Put options: 0.07%
S&P 500 Index, strike @ USD 1,675, expires January 2014 (cost $114,412)	81	10,530
Total investments before investments sold short: 131.47% (cost $15,068,600)		19,694,517
	Shares
Investments sold short: (31.98)%
Common stocks: (31.98)%
Beverages: (0.69)%
Beam, Inc.	(700)	(47,642)
Constellation Brands, Inc., Class A	(800)	(56,304)
		(103,946)
Biotechnology: (1.50)%
Celgene Corp.	(500)	(84,480)
Cepheid, Inc.	(1,300)	(60,736)
United Therapeutics Corp.	(700)	(79,156)
		(224,372)
Capital markets: (1.85)%
Charles Schwab Corp.	(5,000)	(130,000)
Northern Trust Corp.	(800)	(49,512)
T. Rowe Price Group, Inc.	(500)	(41,885)
TD Ameritrade Holding Corp.	(1,800)	(55,152)
		(276,549)
Chemicals: (1.03)%
Ecolab, Inc.	(500)	(52,135)
LyondellBasell Industries NV, Class A	(800)	(64,224)

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Chemicals—(Concluded)
Sigma-Aldrich Corp.	(400)	$(37,604)
		(153,963)
Commercial banks: (1.74)%
Associated Banc-Corp.	(2,750)	(47,850)
Signature Bank	(500)	(53,710)
SVB Financial Group	(600)	(62,916)
TCF Financial Corp.	(2,750)	(44,687)
Zions Bancorporation	(1,700)	(50,932)
		(260,095)
Commercial services & supplies: (1.48)%
Healthcare Services Group, Inc.	(2,300)	(65,251)
Pitney Bowes, Inc.	(5,200)	(121,160)
Stericycle, Inc.	(300)	(34,851)
		(221,262)
Computers & peripherals: (1.11)%
Hewlett-Packard Co.	(2,200)	(61,556)
Lexmark International, Inc., Class A	(1,600)	(56,832)
NCR Corp.	(1,400)	(47,684)
		(166,072)
Consumer finance: (0.36)%
American Express Co.	(600)	(54,438)
Diversified financial services: (0.43)%
Bank of America Corp.	(4,150)	(64,615)
Electronic equipment, instruments & components: (0.33)%
Flextronics International Ltd.	(6,300)	(48,951)
Food & staples retailing: (0.27)%
Whole Foods Market, Inc.	(700)	(40,481)
Health care equipment & supplies: (3.52)%
Abaxis, Inc.	(800)	(32,016)
Boston Scientific Corp.	(4,400)	(52,888)
DENTSPLY International, Inc.	(1,300)	(63,024)
DexCom, Inc.	(2,450)	(86,754)
IDEXX Laboratories, Inc.	(500)	(53,185)
Meridian Bioscience, Inc.	(1,800)	(47,754)
PhotoMedex, Inc.	(3,300)	(42,735)
STERIS Corp.	(900)	(43,245)
Wright Medical Group, Inc.	(1,600)	(49,136)
Zimmer Holdings, Inc.	(600)	(55,914)
		(526,651)
	Shares	Value
Health care providers & services: (1.40)%
Bio-Reference Labs, Inc.	(1,700)	$(43,418)
Centene Corp.	(1,100)	(64,845)
Owens & Minor, Inc.	(1,200)	(43,872)
Patterson Cos., Inc.	(1,400)	(57,680)
		(209,815)
Hotels, restaurants & leisure: (2.33)%
Choice Hotels International, Inc.	(3,000)	(147,330)
Hyatt Hotels Corp., Class A	(1,700)	(84,082)
Starwood Hotels & Resorts Worldwide, Inc.	(750)	(59,588)
Wendy's Corp.	(6,600)	(57,552)
		(348,552)
Household products: (0.37)%
Clorox Co.	(600)	(55,656)
Insurance: (0.95)%
American International Group, Inc.	(2,800)	(142,940)
Internet & catalog retail: (0.83)%
Groupon, Inc.	(5,900)	(69,443)
Netflix, Inc.	(150)	(55,226)
		(124,669)
Internet software & services: (0.42)%
WebMD Health Corp.	(1,600)	(63,200)
IT services: (0.54)%
Cognizant Technology Solutions Corp., Class A	(800)	(80,784)
Life sciences tools & services: (1.06)%
Mettler-Toledo International, Inc.	(400)	(97,036)
PerkinElmer, Inc.	(1,500)	(61,845)
		(158,881)
Media: (2.23)%
Discovery Communications, Inc., Class A	(1,300)	(117,546)
Gannett Co., Inc.	(5,000)	(147,900)
Lamar Advertising Co., Class A	(1,300)	(67,925)
		(333,371)
Office electronics: (0.65)%
Xerox Corp.	(8,050)	(97,969)
Pharmaceuticals: (1.89)%
Endo Health Solutions, Inc.	(1,400)	(94,444)
Perrigo Co. PLC	(800)	(122,768)
Sagent Pharmaceuticals, Inc.	(2,600)	(65,988)
		(283,200)

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Real estate investment trust (REIT): (0.17)%
Equity Residential	(500)	$(25,935)
Road & rail: (0.41)%
Kansas City Southern	(500)	(61,915)
Semiconductors & semiconductor equipment: (1.87)%
Advanced Micro Devices, Inc.	(15,700)	(60,759)
First Solar, Inc.	(1,700)	(92,888)
Intel Corp.	(1,900)	(49,324)
Marvell Technology Group Ltd.	(5,400)	(77,652)
		(280,623)
Software: (0.79)%
Citrix Systems, Inc.	(700)	(44,275)
Electronic Arts, Inc.	(2,000)	(45,880)
Red Hat, Inc.	(500)	(28,020)
		(118,175)
Specialty retail: (0.32)%
Best Buy Co., Inc.	(1,200)	(47,856)
	Shares	Value
Textiles, apparel & luxury goods: (0.73)%
Michael Kors Holdings Ltd.	(600)	$(48,714)
Under Armour, Inc., Class A	(700)	(61,110)
		(109,824)
Trading companies & distributors: (0.35)%
Fastenal Co.	(1,100)	(52,261)
Wireless telecommunication services: (0.36)%
SBA Communications Corp., Class A	(600)	(53,904)
Total investments sold short (proceeds $3,413,379)		(4,790,925)
Total investments, net of investments sold short: 99.49%		14,903,592
Cash and other assets, less liabilities: 0.51%		76,496
Net assets: 100.00%		$14,980,088

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,170,388
Gross unrealized depreciation	(544,471)
Net unrealized appreciation of investments	$4,625,917

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 36.

Options written

	Expiration date	Premiums received	Value
Put option
S&P 500 Index, 81 contracts, strike @ USD 1,500.00	January 2014	$20,048	$(3,402)

UBS U.S. Defensive Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	92	$64,170
Options written	257	89,768
Options terminated in closing purchase transactions	(268)	(133,890)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	81	$20,048

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$19,620,878	$—	$—	$19,620,878
Options purchased	10,530	—	—	10,530
Short-term investment	—	63,109	—	63,109
Common stocks sold short	(4,790,925)	—	—	(4,790,925)
Options written	(3,402)	—	—	(3,402)
Total	$14,837,081	$63,109	$—	$14,900,190

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$288	$2,898,589	$2,835,768	$63,109	$51

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 14.63% (Class A shares returned 8.39% after the deduction of the maximum sales charge), while Class Y shares returned 14.80%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 16.86% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 40; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Amazon.com was the Fund's largest contributor to performance. The company's stock price rose nearly 28% in the fourth quarter of 2013. Amazon began shipping its new Kindle Fire HD in October 2013 and its new Kindle Fire HDX in November 2013. The stock benefited from strong holiday season sales and continued growth in its Prime Membership subscriber base.

•  A sizable overweight to the technology sector, as well as stock selection within the sector, were positive for performance.

  – Shares of Micron Technology rose as the company posted solid financial results during the reporting period. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. The stock price reached a new 52-week high in November 2013 after investor David Einhorn disclosed that he owned a 2% stake in the company. (For details, see "Portfolio highlights.")

  – NXP Semiconductors was a top holding for the Fund. Shares of NXP gained after the company announced second quarter earnings that were in line with the high end of guidance. NXP achieved double-digit revenue growth for both the sequential and year-over-year periods, including better-than-expected results in the company's automotive business.

•  Several stock positions made a positive contribution to Fund returns.

  – The stock price of Alnylam Pharmaceuticals was up more than 106% during the third quarter of 2013. The company reported positive data in its effort to treat TTR-mediated amyloidosis (ATTR), a major unmet medical need with significant morbidity and mortality. Analysts believe that there is a high probability of Alnylam's treatment becoming a marketed product in 2014.

  – Lincoln National was a top contributor to Fund performance during the reporting period. The insurance and financial services firm increased its quarterly dividend by more than 33% in November 2013, leading the stock to trade higher. (For details, see "Portfolio highlights.")

  – Norfolk Southern Corp. was up over 20% for the fourth quarter of 2013 as the company reported solid third quarter earnings. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

•  The Fund successfully underweighted the consumer staples and utilities sectors. Defensive and higher-yielding sectors were punished during the period, as economic growth proceeded. The Fund's reduced position in these areas proved successful for relative returns.

What didn't work

•  Certain individual stock positions detracted from relative performance during the six-month period.

  – NII Holdings was the top detractor for the reporting period. The stock was down due to disappointing earnings results for the third quarter and a net subscriber loss. The company's consolidated operating revenue failed to meet investor expectations. In addition, although NII met all of its network building goals, it failed to address challenges in Mexico and Brazil. We believe that there are signs of improvement in these markets, and we continue to watch developments closely. We also believe that there is significant asset value in the company's network, which should provide protection against further downside.

  – ServiceSource International detracted from the Fund's relative returns. The company's shares declined after it lowered revenue and earnings before interest, taxes, depreciation and amortization guidance for the fourth quarter of 2013. The announcement of a reorganization of its sales group also put downward pressure on the stock. (For details, see "Portfolio highlights.")

  – The stock price of Lululemon Athletica Inc. declined during the reporting period as an onslaught of increased competition led to declining growth. The athletic clothing retailer also struggled with management changes, including the departure of its chief executive officer.

  – Digital Realty Trust, Inc., a real estate investment trust, detracted from Fund performance. While fundamental concerns about the wholesale data center industry continue to linger, we see encouraging long-term prospects for the business. We believe that Digital Realty will benefit from improved occupancy levels at higher rents. The REIT's 6% dividend yield offers additional support for the stock price.

  – Shares of Jabil Circuit, Inc. underperformed during the six-month period. Investors were disappointed when the manufacturing services company withdrew from its business with Blackberry. (For details, see "Portfolio highlights.")

Portfolio highlights

•  Micron Technology, Inc. is a leading manufacturer of semiconductor memories, including DRAM and NAND Flash. The markets for these products are extremely cyclical, driven by periods of over/underspending on manufacturing capacity. This leads to over/under supply and falling/rising average selling prices. The industry has turned of late, and is now experiencing growth in demand and increases in selling prices. The DRAM industry, which used to include more than 20 participants, has undergone significant consolidation. Three players, including Micron following the Elpida acquisition, are positioned to capture 97% of industry revenues. We believe that Micron will benefit from the cyclical turnaround in both DRAM and NAND Flash memory.

•  Lincoln National Corp. operates multiple insurance and retirement businesses through four segments: annuities, retirement plan services, life insurance and group protection. The company has operated its business effectively through a challenging low interest rate environment, and stands to benefit from any further increase in rates. We expect to see pricing increases and, therefore, margin improvements in the group insurance business. We believe that Lincoln's variable annuity business is better positioned than most in the group insurance business due to its conservative product lineup. We also expect Lincoln to continue to utilize significant free cash flow to repurchase shares.

UBS U.S. Equity Opportunity Fund

•  Norfolk Southern Corp. engages in the rail transportation of raw materials, intermediate products and finished goods, primarily in the eastern region of the United States. Rail transport continues to gain a competitive advantage over trucking. Although Norfolk Southern had experienced price weakness due to concerns about short-term coal volumes, we viewed the issue as minor, since coal is not the majority of the company's business. Norfolk Southern has significantly invested in its intermodal freight corridors, which we believe will lead to improved routing, service and pricing power. We believe that these trends should be positive for Norfolk Southern over the long-term.

•  ServiceSource International, Inc. is engaged in service revenue management, providing solutions that drive renewals of maintenance, support and subscription agreements for technology companies. Its business is built on its pay-for-performance model, in which customers pay the company based on renewal sales that it generates on their behalf. The company has significantly invested in new sales force members. We believe that ServiceSource will accelerate revenue growth by further penetrating current customers, adding new customers, and through sales of its new Renew OnDemand product.

•  Jabil Circuit, Inc. provides electronics design, production and product management services to companies in the aerospace, automotive, computing and healthcare sectors. The manufacturing services industry is highly volatile, as sales are a function of gross domestic product growth, inventory ebbs and flows, and market share gains or losses. While many in the industry have been unable to profitably deliver across a business cycle, Jabil has been consistently profitable over several years. In July of 2013, Jabil completed its acquisition of Nypro Inc. We believe this will benefit Jabil by further expanding its market to higher margin businesses.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.63%	31.85%	13.99%	5.48%
Class C2	14.25	31.03	13.16	4.70
Class Y3	14.80	32.31	14.33	5.77
After deducting maximum sales charge
Class A1	8.39%	24.52%	12.73%	4.88%
Class C2	13.25	30.03	13.16	4.70
Russell 1000 Index[4]	16.86%	33.11%	18.59%	7.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.84% and 1.21%; Class C—2.63% and 1.96%; Class Y—1.68% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Apple, Inc.	5.6%
Citigroup, Inc.	4.4
Google, Inc., Class A	4.2
Amazon.com, Inc.	3.7
Mondelez International, Inc., Class A	3.4
MetLife, Inc.	3.2
Yum! Brands, Inc.	3.2
US Bancorp	3.2
Lincoln National Corp.	3.1
Philip Morris International, Inc.	3.1
Total	37.1%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Common stocks
Automobiles	2.94%
Biotechnology	6.49
Capital markets	2.96
Commercial banks	3.16
Computers & peripherals	7.56
Diversified financial services	4.43
Electronic equipment, instruments & components	1.34
Energy equipment & services	3.84
Food products	3.38
Health care equipment & supplies	2.77
Health care providers & services	2.34
Hotels, restaurants & leisure	3.19
Insurance	6.33
Internet & catalog retail	3.72
Internet software & services	4.24
IT services	2.45
Life sciences tools & services	1.62
Multi-utilities	1.42
Oil, gas & consumable fuels	3.01
Pharmaceuticals	3.70
Real estate investment trust (REIT)	1.20
Road & rail	4.89
Semiconductors & semiconductor equipment	9.22
Software	3.86
Textiles, apparel & luxury goods	1.97
Tobacco	3.06
Wireless telecommunication services	0.75
Total common stocks	95.84%
Investment company
SPDR S&P 500 ETF Trust	0.41
Short-term investment	4.02
Investment of cash collateral from securities loaned	4.27
Total investments	104.54%
Liabilities, in excess of cash and other assets	(4.54)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Opportunity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 95.84%
Automobiles: 2.94%
General Motors Co.*	32,400	$1,324,188
Biotechnology: 6.49%
Acorda Therapeutics, Inc.*	28,200	823,440
Alexion Pharmaceuticals, Inc.*	5,700	758,442
Alnylam Pharmaceuticals, Inc.*	10,600	681,898
Bluebird Bio, Inc.*[1]	4,800	100,704
Epizyme, Inc.*[1]	4,300	89,440
KaloBios Pharmaceuticals, Inc.*	33,200	146,744
Lexicon Pharmaceuticals, Inc.*	98,400	177,120
MacroGenics, Inc.*	5,100	139,893
		2,917,681
Capital markets: 2.96%
Morgan Stanley	42,400	1,329,664
Commercial banks: 3.16%
US Bancorp	35,200	1,422,080
Computers & peripherals: 7.56%
Apple, Inc.	4,525	2,539,023
NetApp, Inc.	20,900	859,826
		3,398,849
Diversified financial services: 4.43%
Citigroup, Inc.	38,254	1,993,416
Electronic equipment, instruments & components: 1.34%
Jabil Circuit, Inc.	34,500	601,680
Energy equipment & services: 3.84%
Baker Hughes, Inc.	20,500	1,132,830
Noble Corp. PLC	15,800	592,026
		1,724,856
Food products: 3.38%
Mondelez International, Inc., Class A	43,100	1,521,430
Health care equipment & supplies: 2.77%
Baxter International, Inc.	17,900	1,244,945
Health care providers & services: 2.34%
UnitedHealth Group, Inc.	14,000	1,054,200
Hotels, restaurants & leisure: 3.19%
Yum! Brands, Inc.	19,000	1,436,590
Insurance: 6.33%
Lincoln National Corp.	27,200	1,404,064
MetLife, Inc.	26,800	1,445,056
		2,849,120
	Shares	Value
Internet & catalog retail: 3.72%
Amazon.com, Inc.*	4,200	$1,674,918
Internet software & services: 4.24%
Google, Inc., Class A*	1,700	1,905,207
IT services: 2.45%
ServiceSource International, Inc.*	131,700	1,103,646
Life sciences tools & services: 1.62%
Bio-Rad Laboratories, Inc., Class A*	5,900	729,299
Multi-utilities: 1.42%
PG&E Corp.	15,900	640,452
Oil, gas & consumable fuels: 3.01%
BP PLC ADR	27,837	1,353,157
Pharmaceuticals: 3.70%
Hospira, Inc.*	21,300	879,264
Impax Laboratories, Inc.*	15,400	387,156
Mallinckrodt PLC*	7,600	397,176
		1,663,596
Real estate investment trust (REIT): 1.20%
Digital Realty Trust, Inc.[1]	11,000	540,320
Road & rail: 4.89%
Hertz Global Holdings, Inc.*	45,700	1,307,934
Norfolk Southern Corp.	9,600	891,168
		2,199,102
Semiconductors & semiconductor equipment: 9.22%
Applied Materials, Inc.	54,800	969,412
Broadcom Corp., Class A	34,000	1,008,100
Micron Technology, Inc.*	48,100	1,046,656
NXP Semiconductor NV*	24,400	1,120,692
		4,144,860
Software: 3.86%
Adobe Systems, Inc.*	12,300	736,524
Check Point Software Technologies Ltd.*	15,500	1,000,060
		1,736,584
Textiles, apparel & luxury goods: 1.97%
Lululemon Athletica, Inc.*[1]	14,981	884,328
Tobacco: 3.06%
Philip Morris International, Inc.	15,800	1,376,654

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Wireless telecommunication services: 0.75%
NII Holdings, Inc.*[1]	123,200	$338,800
Total common stocks (cost $35,490,404)		43,109,622
Investment company: 0.41%
SPDR S&P 500 ETF Trust (cost $169,140)	1,000	184,670
Short-term investment: 4.02%
Investment company: 4.02%
UBS Cash Management Prime Relationship Fund[2] (cost $1,806,225)	1,806,225	1,806,225
	Shares	Value
Investment of cash collateral from securities loaned: 4.27%
UBS Private Money Market Fund LLC[2] (cost $1,918,799)	1,918,799	$1,918,799
Total investments: 104.54% (cost $39,384,568)		47,019,316
Liabilities, in excess of cash and other assets: (4.54)%		(2,040,692)
Net assets: 100.00%		$44,978,624

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,061,908
Gross unrealized depreciation	(1,427,160)
Net unrealized appreciation of investments	$7,634,748

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 44.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$43,109,622	$—	$—	$43,109,622
Investment company	184,670	—	—	184,670
Short-term investment	—	1,806,225	—	1,806,225
Investment of cash collateral from securities loaned	—	1,918,799	—	1,918,799
Total	$43,294,292	$3,725,024	$—	$47,019,316

At December 31, 2013, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$1,419,399	$5,683,855	$5,297,029	$1,806,225	$528
UBS Private Money Market Fund LLCª	4,275,608	17,038,765	19,395,574	1,918,799	97
	$5,695,007	$22,722,620	$24,692,603	$3,725,024	$625

ª  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 15.63% (Class A shares returned 9.24% after the deduction of the maximum sales charge), while Class Y shares returned 15.82%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 16.86% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 48; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund slightly underperformed the Index, primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several technology stocks contributed positively to Fund performance.

  – Apple, Inc., the consumer electronics company, was among the largest contributors for the six-month period, as the company's revenue and margins remain stronger than previously anticipated.

  – NXP Semiconductors NV was a top holding for the Fund. Shares of NXP gained after the company announced second quarter earnings that were in line with the high end of guidance. NXP achieved double-digit revenue growth for both the sequential and year-over-year periods, including better-than-expected results in the company's automotive business.

  – Shares of Micron Technology, Inc. rose as the company posted solid financial results during the reporting period. Micron is completing its acquisition of Elpida at the same time the industry has seen significant consolidation, resulting in increased pricing power. The stock price reached a new 52-week high in November 2013 after investor David Einhorn disclosed that he owned a 2% stake in the company.

•  Stock selection in the healthcare sector was positive for relative performance.

  – The stock price of Alnylam Pharmaceuticals, Inc was up more than 106% during the third quarter of 2013. The company reported positive data in its effort to treat TTR-mediated amyloidosis (ATTR), a major unmet medical need with significant morbidity and mortality. Analysts believe that there is a high probability of Alnylam's treatment becoming a marketed product in 2014.

  – Shares of Envision Healthcare Holdings, Inc., a highly diversified medical service company, were up nearly 20% in the month of December. The stock has benefited from analyst reports that Envision is well-positioned to gain from the coming changes in health coverage in 2014. The company owns Evolution Health, which specializes in caring for chronically ill patients. This area of the business is expected to receive broader coverage under the Affordable Care Act.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

•  Several of the Fund's other stock selection decisions were additive for relative performance.

  – Amazon.com, Inc. was the Fund's largest contributor to performance, with a gain of nearly 28% in the fourth quarter of 2013. The company began shipping its new Kindle Fire HD in October 2013 and its new Kindle Fire HDX in November 2013. The stock benefited from strong holiday season sales and continued growth in its Prime Membership subscriber base. (For details, see "Portfolio highlights.")

  – Shares of Norfolk Southern Corp were up more than 20% for the fourth quarter of 2013 as the company reported solid third quarter earnings. (For details, see "Portfolio highlights.")

  – Morgan Stanley was a positive contributor to the Fund's relative returns. Following the completion of its Smith Barney acquisition, and on the back of strong capital markets, the company's shares headed higher. (For details, see "Portfolio highlights.")

•  Sector allocations positively contributed to the Fund's performance. The Fund benefited from underweight positions in defensive and higher-yielding sectors. As consumer staples, telecom and utilities underperformed the broad market during the reporting period, the Fund's reduced position proved successful.

What didn't work

•  Individual stock positions detracted from relative performance during the six-month period.

  – NII Holdings, Inc was the top detractor for the reporting period. The stock was down due to disappointing earnings results for the third quarter and a net subscriber loss. The company's consolidated operating revenue failed to meet investor expectations. In addition, although NII met all of its network building goals, it failed to address challenges in Mexico and Brazil. We believe that there are signs of improvement in these markets, and we continue to watch developments closely. We also believe that there is significant asset value in the company's network, which should provide protection against further downside.

  – J. C. Penney Co., Inc detracted from Fund returns after reporting earnings and revenue that were below expectations. Activist investor Bill Ackman publicly criticized the company's strategy and subsequently resigned from his seat on its board. The company attempted to raise cash by selling roughly $800 million of new stock before the critical holiday shopping season, eroding investor confidence. While the mid-tier department store faces some challenges, we believe that the current valuation does not reflect J.C. Penney's future cash generation potential.

  – Digital Realty Trust, Inc, a real estate investment trust, detracted from Fund performance. Fundamental concerns about the wholesale data center industry continue to linger, but we see encouraging long-term prospects for the business. We believe that Digital Realty will benefit from improved occupancy levels at higher rents. The REIT's 6% dividend yield offers additional support for the stock price.

  – Shares of Philip Morris International Inc. declined as the consumer staples sector underperformed. Investor sentiment about the decline in the number of smokers worsened, leading to poor performance for the company's stock price. However, we believe that Philip Morris is attractively valued. (For details, see "Portfolio highlights.")

  – Eli Lilly & Co. underperformed for the six-month reporting period, negatively affecting the Fund's relative returns. (For details, see "Portfolio highlights.")

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  We believe that Amazon.com, Inc. will sustain its high revenue growth rate due to the increased number of Amazon Prime customers, who demonstrate high repeat purchase patterns. We expect the company to increase the number of product lines served and the speed of deliveries through the expansion of its fulfillment network. Amazon appears well-positioned to defend its books, music and movies business, and plans to continue to innovate with the Kindle. We believe that Amazon will aggressively support the tablets and smartphone devices of third parties. As Amazon gains scale across its businesses, we expect operating margins to increase.

•  Norfolk Southern Corp engages in the rail transportation of raw materials, intermediate products and finished goods, primarily in the eastern region of the United States. Rail transport continues to gain a competitive advantage over trucking. Although Norfolk Southern had experienced price weakness due to concerns about short-term coal volumes, we viewed the issue as minor, since coal is not the majority of the company's business. Norfolk Southern has significantly invested in its intermodal freight corridors, which we believe will lead to improved routing, service and pricing power. We believe that these trends should be positive for Norfolk Southern over the long term.

•  Morgan Stanley continues to leverage its core Global Wealth Management, Institutional Securities and Asset Management businesses to produce above-average earnings growth and profitability metrics. The company maintains strong global positions within the high margin equity capital markets, mergers and acquisitions advisory and asset management businesses. It Is also gaining share within its fixed income, currency and commodity business. As management reallocates capital and resources to the more client-centric, less capital intensive businesses over time, we expect earnings volatility to decline and return on capital to improve.

•  We believe that the market underappreciates the persistence and predictability of Philip Morris International Inc.'s cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skill at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company's models. Governments have learned that aggressive tax increases tend to encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris's regulatory and consumption risk is well diversified, as the company operates in more than 180 markets globally.

•  We expect Eli Lilly & Co to improve margins through a combination of pipeline success and cost cutting. The company currently has two programs under Food and Drug Administration review, with another 12 in phase-three testing. We like that Lilly's pipeline success does not depend on one or two key programs, as do some of their larger competitors. We also believe that the market is not fully pricing in the company's broad diabetes portfolio, which should account for approximately 20% of revenues in 2014.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.63%	35.25%	17.09%	6.35%
Class C2	15.21	34.22	16.22	5.56
Class Y3	15.82	35.62	17.41	6.64
After deducting maximum sales charge
Class A1	9.24%	27.79%	15.77%	5.75%
Class C2	14.21	33.22	16.22	5.56
Russell 1000 Index[4]	16.86%	33.11%	18.59%	7.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.28% and 1.20%; Class C—2.04% and 1.95%; Class Y—0.98% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Apple, Inc.	4.4%
Mondelez International, Inc., Class A	2.8
JPMorgan Chase & Co.	2.8
Philip Morris International, Inc.	2.7
Citigroup, Inc.	2.7
Yum! Brands, Inc.	2.6
Exxon Mobil Corp.	2.4
Norfolk Southern Corp.	2.3
Walt Disney Co.	2.2
Amazon.com, Inc.	2.1
Total	27.0%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	1.55%
Automobiles	2.10
Biotechnology	4.26
Building products	1.07
Capital markets	2.97
Chemicals	1.10
Commercial banks	3.59
Commercial services & supplies	1.47
Computers & peripherals	5.82
Construction materials	1.72
Consumer finance	1.45
Diversified financial services	5.49
Electronic equipment, instruments & components	0.73
Energy equipment & services	5.12
Food products	2.85
Health care equipment & supplies	1.74
Health care providers & services	3.31
Hotels, restaurants & leisure	2.58
Insurance	4.19
Internet & catalog retail	2.14
IT services	1.18
Life sciences tools & services	0.85
Machinery	1.17
Media	4.31
Multiline retail	2.33
Oil, gas & consumable fuels	4.05
Pharmaceuticals	6.39
Real estate investment trust (REIT)	3.27
Road & rail	3.94
Semiconductors & semiconductor equipment	7.68
Software	3.77
Textiles, apparel & luxury goods	1.02
Tobacco	2.74
Wireless telecommunication services	0.64
Total common stocks	98.59%
Investment company
SPDR S&P 500 ETF Trust	0.50
Short-term investment	0.90
Investment of cash collateral from securities loaned	3.53
Total investments	103.52%
Liabilities, in excess of cash and other assets	(3.52)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Large Cap Equity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 98.59%
Aerospace & defense: 1.55%
General Dynamics Corp.	28,300	$2,704,065
Automobiles: 2.10%
General Motors Co.*	90,000	3,678,300
Biotechnology: 4.26%
Acorda Therapeutics, Inc.*	47,200	1,378,240
Alexion Pharmaceuticals, Inc.*	12,400	1,649,944
Alnylam Pharmaceuticals, Inc.*	18,100	1,164,373
Bluebird Bio, Inc.*[1]	9,000	188,820
Epizyme, Inc.*[1]	8,100	168,480
Gilead Sciences, Inc.*	27,300	2,051,595
Lexicon Pharmaceuticals, Inc.*	371,300	668,340
MacroGenics, Inc.*[1]	6,800	186,524
		7,456,316
Building products: 1.07%
Owens Corning*	45,800	1,864,976
Capital markets: 2.97%
Invesco Ltd.	44,200	1,608,880
Morgan Stanley	114,000	3,575,040
		5,183,920
Chemicals: 1.10%
Monsanto Co.	16,500	1,923,075
Commercial banks: 3.59%
US Bancorp	76,200	3,078,480
Wells Fargo & Co.	70,550	3,202,970
		6,281,450
Commercial services & supplies: 1.47%
Waste Management, Inc.	57,200	2,566,564
Computers & peripherals: 5.82%
Apple, Inc.	13,800	7,743,318
NetApp, Inc.	58,900	2,423,146
		10,166,464
Construction materials: 1.72%
Martin Marietta Materials, Inc.	30,100	3,008,194
Consumer finance: 1.45%
Capital One Financial Corp.	33,100	2,535,791
Diversified financial services: 5.49%
Citigroup, Inc.	91,630	4,774,839
JPMorgan Chase & Co.	82,500	4,824,600
		9,599,439
	Shares	Value
Electronic equipment, instruments & components: 0.73%
Jabil Circuit, Inc.	73,200	$1,276,608
Energy equipment & services: 5.12%
Baker Hughes, Inc.	42,500	2,348,550
Halliburton Co.	56,400	2,862,300
McDermott International, Inc.*	176,900	1,620,404
Noble Corp. PLC	56,500	2,117,055
		8,948,309
Food products: 2.85%
Mondelez International, Inc., Class A	141,000	4,977,300
Health care equipment & supplies: 1.74%
Baxter International, Inc.	43,800	3,046,290
Health care providers & services: 3.31%
Cardinal Health, Inc.	25,600	1,710,336
Envision Healthcare Holdings, Inc.*	44,200	1,569,984
UnitedHealth Group, Inc.	33,200	2,499,960
		5,780,280
Hotels, restaurants & leisure: 2.58%
Yum! Brands, Inc.	59,700	4,513,917
Insurance: 4.19%
Aon PLC	21,800	1,828,802
Lincoln National Corp.	45,000	2,322,900
MetLife, Inc.	58,900	3,175,888
		7,327,590
Internet & catalog retail: 2.14%
Amazon.com, Inc.*	9,400	3,748,626
IT services: 1.18%
ServiceSource International, Inc.*	247,200	2,071,536
Life sciences tools & services: 0.85%
Bio-Rad Laboratories, Inc., Class A*	12,000	1,483,320
Machinery: 1.17%
Illinois Tool Works, Inc.	24,400	2,051,552
Media: 4.31%
Comcast Corp., Class A	72,100	3,746,676
Walt Disney Co.	49,600	3,789,440
		7,536,116
Multiline retail: 2.33%
JC Penney Co., Inc.*[1]	136,600	1,249,890
Macy's, Inc.	52,900	2,824,860
		4,074,750

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 4.05%
EOG Resources, Inc.	17,300	$2,903,632
Exxon Mobil Corp.	41,200	4,169,440
		7,073,072
Pharmaceuticals: 6.39%
Allergan, Inc.	12,300	1,366,284
Eli Lilly & Co.	70,800	3,610,800
Hospira, Inc.*	40,100	1,655,328
Impax Laboratories, Inc.*	41,000	1,030,740
Mallinckrodt PLC*	22,100	1,154,946
Salix Pharmaceuticals Ltd.*	15,300	1,376,082
Teva Pharmaceutical Industries Ltd. ADR	24,500	981,960
		11,176,140
Real estate investment trust (REIT): 3.27%
Digital Realty Trust, Inc.[1]	58,500	2,873,520
Simon Property Group, Inc.	18,700	2,845,392
		5,718,912
Road & rail: 3.94%
Hertz Global Holdings, Inc.*	103,000	2,947,860
Norfolk Southern Corp.	42,400	3,935,992
		6,883,852
Semiconductors & semiconductor equipment: 7.68%
Applied Materials, Inc.	175,500	3,104,595
Broadcom Corp., Class A	106,100	3,145,865
Freescale Semiconductor Ltd.*	33,100	531,255
Mellanox Technologies Ltd.*[1]	39,800	1,590,806
Micron Technology, Inc.*	83,300	1,812,608
NXP Semiconductor NV*	70,700	3,247,251
		13,432,380
	Shares	Value
Software: 3.77%
Adobe Systems, Inc.*	35,200	$2,107,776
Check Point Software Technologies Ltd.*	40,100	2,587,252
Symantec Corp.	80,100	1,888,758
		6,583,786
Textiles, apparel & luxury goods: 1.02%
Ralph Lauren Corp.	10,100	1,783,357
Tobacco: 2.74%
Philip Morris International, Inc.	54,950	4,787,794
Wireless telecommunication services: 0.64%
NII Holdings, Inc.*[1]	406,400	1,117,600
Total common stocks (cost $138,301,804)		172,361,641
Investment company: 0.50%
SPDR S&P 500 ETF Trust (cost $843,622)	4,700	867,949
Short-term investment: 0.90%
Investment company: 0.90%
UBS Cash Management Prime Relationship Fund[2] (cost $1,571,874)	1,571,874	1,571,874
Investment of cash collateral from securities loaned: 3.53%
UBS Private Money Market Fund LLC[2] (cost $6,164,945)	6,164,945	6,164,945
Total investments: 103.52% (cost $146,882,245)		180,966,409
Liabilities, in excess of cash and other assets: (3.52)%		(6,147,968)
Net assets: 100.00%		$174,818,441

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$37,941,105
Gross unrealized depreciation	(3,856,941)
Net unrealized appreciation of investments	$34,084,164

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 52.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

December 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$172,361,641	$—	$—	$172,361,641
Investment company	867,949	—	—	867,949
Short-term investment	—	1,571,874	—	1,571,874
Investment of cash collateral from securities loaned	—	6,164,945	—	6,164,945
Total	$173,229,590	$7,736,819	$—	$180,966,409

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$3,425,892	$21,451,927	$23,305,945	$1,571,874	$990
UBS Private Money Market Fund LLC[a]	5,190,420	27,481,185	26,506,660	6,164,945	293
	$8,616,312	$48,933,112	$49,812,605	$7,736,819	$1,283

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 23.15% (Class A shares returned 16.36% after the deduction of the maximum sales charge), while Class Y shares returned 23.33%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 22.02% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 56; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outpaced the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection in the consumer discretionary sector, as well as several initial public offerings ("IPO"), positively contributed to Fund returns.

  – RetailMeNot made a significant contribution to relative performance during the six months. The company, a provider of online coupons and deals, had a successful IPO in July 2013. We view RetailMeNot as a favorable competitor to other daily deal websites. We liquidated our position in RetailMeNot in November, after its valuations exceeded those of its industry peers.

  – The Container Store Group, Inc., a national retailer devoted to selling storage and organization products, saw its shares rise following its IPO during the reporting period. The company operates 62 stores that have an average size of roughly 19,000 square feet in 22 states and the District of Columbia. We believe that The Container Store will grow by expanding its store base, driving comparable store sales growth and growing the company's multi-channel presence.

  – The stock price of Zulily, Inc., Class A, an e-commerce flash sale marketplace focusing on mothers and their children, rose after the company's IPO in November 2013. Zulily is a disruptive, first-mover platform that provides a unique, contagious shopping experience. We believe that Zulily will grow by acquiring new customers, increasing repeat purchasing, adding new vendors, expanding internationally and improving its mobile platform.

•  Several stock positions within the information technology sector were positive for performance during the reporting period.

  – Nimble Storage, Inc. a provider of enterprise storage and back-up solutions, performed well following a successful IPO in early December 2013. The company both designs and sells a flash-optimized hybrid storage platform that provides superior data protection and helps lower both capital and operating expenditures for its customers. (For details, see "Portfolio highlights.")

  – Shares of Stratasys, Ltd., a manufacturer of three-dimensional ("3-D") printers, continued to advance during the reporting period, along with other key competitors in the 3-D printing space. The company announced a new expansion into Korea, and received positive coverage from a number of sell-side research companies. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

•  Sprouts Farmers Markets was another holding that contributed to the Fund's relative performance. Sprouts, a specialty retailer of natural and organic food, saw its shares rise following a successful IPO. The company currently operates 163 stores in eight Southwestern states and California. We believe that the company has significant growth opportunities in existing and new markets, with the potential for approximately 1,200 locations operating under its current format. We liquidated our position in Sprouts Farmers Markets in September, after its valuation exceeded those of its industry peers.

What didn't work

•  Stock selection in the information technology sector detracted from relative performance during the six months.

  – OSI Systems Inc. was the largest detractor from Fund returns during the reporting period. The diversified manufacturer of security screening systems, medical monitors and electrical components suffered a price decline after the Transportation Security Administration ("TSA") canceled its $60 million order for AT-2 X-ray systems. The cancellation was made after OSI swapped out a component of its checkpoint X-ray system without notifying the TSA of the change.

  – Shares of Cyan, Inc., a networking solutions company, fell after it provided revenue guidance for the fourth quarter of 2013 and for the 2014 fiscal year that was sharply below consensus estimates. The disappointing guidance was partially due to a larger-than-anticipated sequential decline in revenues from Windstream, Cyan's largest customer, as well as slower-than-expected adoption of the company's systems in international markets.

  – Shares of Mellanox Technologies traded down during the six-month period. The company, a designer and developer of semiconductor-based high performance interconnect products, saw its shares fall based on concerns about potential competitive pressure from Intel. We liquidated our position in Mellanox in September, over concerns with the competitive landscape.

  – Silver Spring Networks, Inc. detracted from the Fund's relative performance. The provider of smart grid network and security technology solutions underperformed following news that it had failed to win a piece of the lucrative Smart Meter grid contract in the UK.

•  The Fund's position in Ariad Pharmaceuticals disappointed during the reporting period. Ariad is a biotechnology company focused on the development of small molecules for the treatment of cancers. Its share price fell after the company's Iclusig drug was put on partial clinical hold by the Food and Drug Administration in response to an increase in serious adverse events in a longer term analysis of one of Ariad's studies. In November 2013, Ariad discontinued a phase III trial of the drug in patients with newly diagnosed chronic myeloid leukemia and temporarily suspended the drug's marketing and commercial distribution. Due to these headwinds, we sold out of our position in Ariad in October.

•  Restoration Hardware Holding, Inc detracted from relative returns. The stock price of the home furnishings retailer declined when it announced the departure of Co-CEO Carlos Alberini. In addition, the company released results that were slightly below consensus. (For details, see "Portfolio highlights.")

UBS U.S. Small Cap Growth Fund

Portfolio highlights

•  Nimble Storage Inc is a platform provider of efficient data storage. The company's flexible architecture allows customers to scale for their specific needs, whether that is speed, storage space or both. The company is experiencing rapid growth, with more than 1,000 new customers in the past 12 months. Historical growth has been driven by clients in the small and mid-sized business segment that offer opportunities to move upstream in the enterprise. Incremental adoption is being driven by end-of-life situations and application upgrades, with service providers as one of the company's fastest growing segments.

•  Stratasys Ltd. is one of the two leaders in the rapidly growing 3D printing, rapid prototyping and direct digital manufacturing industries. Stratasys has a global unit share of roughly 40%, though it has a lower revenue market share due to its strength in the small- and mid-size market, while its main competitor is focused on higher-end systems. The company recently completed a merger with Objet, an Israeli-based company that focuses on the same markets. We believe that the merger will produce millions in cost synergies, and the lower Israeli tax rate should also benefit earnings. We expect the industry to continue to benefit from a broadening addressable market, which should support strong double-digit growth in the years ahead.

•  Cyan, Inc. provides carrier-grade networking solutions that transform legacy networks into open high-performance networks in North America, Asia and Europe. Its solutions enable network operators to virtualize their networks, accelerate service delivery and enhance both scalability and performance. We believe that Cyan has strong growth potential due to investments in sales and marketing resources to raise awareness of the company's successes. These include virtualizing high performance networks, introducing new software and hardware products, expanding the customer base, selling additional solutions to existing customers and expanding internationally. Additionally, Cyan's valuations are compelling relative to the industry and its peers.

•  Restoration Hardware Holdings Inc is a specialty retailer of furniture, bathware, hardware, lighting, textiles, accessories and related merchandise. The company is transitioning its largely mall-based units to larger-format galleries. The galleries are roughly 20,000 square feet and have the capacity to showcase a significant portion of the company's merchandise under one roof. We believe that additional growth will come from planned product line expansions and new category introductions.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	23.15%	46.81%	25.59%	8.80%
Class C2	22.69	45.79	24.64	7.99
Class Y3	23.33	47.29	25.91	9.07
After deducting maximum sales charge
Class A1	16.36%	38.72%	24.17%	8.19%
Class C2	21.69	44.79	24.64	7.99
Russell 2000 Growth Index[4]	22.02%	43.30%	22.58%	9.41%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A — 1.56% and 1.41%; Class C — 2.33% and 2.16%; Class Y — 1.14% and 1.14%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Proofpoint, Inc.	2.2%
Ultimate Software Group, Inc.	2.1
Spirit Airlines, Inc.	2.1
Nimble Storage, Inc.	2.1
Stratasys Ltd.	1.9
Infoblox, Inc.	1.7
Grand Canyon Education, Inc.	1.7
Chart Industries, Inc.	1.7
EnerSys	1.7
HomeAway, Inc.	1.6
Total	18.8%

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	0.75%
Airlines	2.06
Auto components	3.08
Biotechnology	6.58
Building products	0.92
Capital markets	1.04
Commercial banks	1.92
Commercial services & supplies	0.58
Communications equipment	2.75
Computers & peripherals	3.92
Construction & engineering	1.17
Containers & packaging	0.88
Distributors	1.26
Diversified consumer services	1.71
Electrical equipment	1.68
Electronic equipment, instruments & components	3.46
Energy equipment & services	2.95
Food & staples retailing	2.92
Health care equipment & supplies	2.95
Health care providers & services	3.12
Health care technology	0.68
Hotels, restaurants & leisure	3.17
Household durables	3.01
Internet & catalog retail	3.88
Internet software & services	0.86
IT services	1.24
Machinery	3.44
Media	1.41
Oil, gas & consumable fuels	4.27
Paper & forest products	1.03
Pharmaceuticals	1.35
Road & rail	2.12
Semiconductors & semiconductor equipment	2.71
Software	14.70
Specialty retail	5.14
Thrifts & mortgage finance	1.81
Total common stocks	96.52%
Investment company
iShares Russell 2000 Growth ETF	1.70
Short-term investment	2.08
Investment of cash collateral from securities loaned	16.96
Total investments	117.26%
Liabilities, in excess of cash and other assets	(17.26)
Net assets	100.00%
1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 96.52%
Aerospace & defense: 0.75%
KEYW Holding Corp.*[1]	149,400	$2,007,936
Airlines: 2.06%
Spirit Airlines, Inc.*	121,300	5,508,233
Auto components: 3.08%
Drew Industries, Inc.	49,500	2,534,400
Tenneco, Inc.*	49,100	2,777,587
Tower International, Inc.*	136,300	2,916,820
		8,228,807
Biotechnology: 6.58%
Acceleron Pharma, Inc.*[1]	36,300	1,437,480
Agios Pharmaceuticals, Inc.*[1]	36,000	862,200
Celldex Therapeutics, Inc.*	6,200	150,102
Cepheid, Inc.*[1]	76,200	3,560,064
Exact Sciences Corp.*	122,100	1,427,349
Incyte Corp. Ltd.*	39,200	1,984,696
Insmed, Inc.*	116,700	1,985,067
Karyopharm Therapeutics, Inc.*	26,400	605,088
Medivation, Inc.*	40,800	2,603,856
Seattle Genetics, Inc.*	45,000	1,795,050
Synageva BioPharma Corp.*[1]	18,500	1,197,320
		17,608,272
Building products: 0.92%
NCI Building Systems, Inc.*	140,700	2,467,878
Capital markets: 1.04%
FXCM, Inc., Class A1	155,800	2,779,472
Commercial banks: 1.92%
Columbia Banking System, Inc.	42,700	1,174,677
National Bank Holdings Corp., Class A	98,500	2,107,900
Webster Financial Corp.	59,200	1,845,856
		5,128,433
Commercial services & supplies: 0.58%
Clean Harbors, Inc.*	25,900	1,552,964
Communications equipment: 2.75%
Ciena Corp.*	129,600	3,101,328
Finisar Corp.*	108,821	2,602,998
Procera Networks, Inc.*	110,500	1,659,710
		7,364,036
Computers & peripherals: 3.92%
Nimble Storage, Inc.*[1]	121,500	5,503,950
Stratasys Ltd.*	37,000	4,983,900
		10,487,850
	Shares	Value
Construction & engineering: 1.17%
EMCOR Group, Inc.	73,800	$3,132,072
Containers & packaging: 0.88%
Rock Tenn Co., Class A	22,356	2,347,604
Distributors: 1.26%
LKQ Corp.*	102,200	3,362,380
Diversified consumer services: 1.71%
Grand Canyon Education, Inc.*	104,800	4,569,280
Electrical equipment: 1.68%
EnerSys	64,100	4,492,769
Electronic equipment, instruments & components: 3.46%
InvenSense, Inc.*[1]	185,700	3,858,846
OSI Systems, Inc.*	52,100	2,767,031
Universal Display Corp.*[1]	76,700	2,635,412
		9,261,289
Energy equipment & services: 2.95%
Bristow Group, Inc.	41,800	3,137,508
Hornbeck Offshore Services, Inc.*	61,500	3,027,645
Pioneer Energy Services Corp.*	215,300	1,724,553
		7,889,706
Food & staples retailing: 2.92%
Susser Holdings Corp.*[1]	60,800	3,981,792
United Natural Foods, Inc.*	50,800	3,829,812
		7,811,604
Health care equipment & supplies: 2.95%
Antares Pharma, Inc.*[1]	263,800	1,181,824
Insulet Corp.*	83,900	3,112,690
Tandem Diabetes Care, Inc.*	80,300	2,069,331
Thoratec Corp.*	41,600	1,522,560
		7,886,405
Health care providers & services: 3.12%
Air Methods Corp.*	70,200	4,094,766
IPC The Hospitalist Co., Inc.*	43,700	2,595,343
Mednax, Inc.*	31,200	1,665,456
		8,355,565
Health care technology: 0.68%
HMS Holdings Corp.*	79,635	1,810,104
Hotels, restaurants & leisure: 3.17%
AFC Enterprises, Inc.*	75,600	2,910,600
Buffalo Wild Wings, Inc.*	22,500	3,312,000
Noodles & Co.*[1]	29,900	1,074,008

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Hotels, restaurants & leisure—(Concluded)
Potbelly Corp.[1]	48,500	$1,177,580
		8,474,188
Household durables: 3.01%
Meritage Homes Corp.*	68,000	3,263,320
Ryland Group, Inc.	83,400	3,620,394
TRI Pointe Homes, Inc.*[1]	57,800	1,151,954
		8,035,668
Internet & catalog retail: 3.88%
HomeAway, Inc.*	104,700	4,280,136
Shutterfly, Inc.*	65,300	3,325,729
zulily, Inc., Class A*[1]	66,800	2,767,524
		10,373,389
Internet software & services: 0.86%
Benefitfocus, Inc.*[1]	39,600	2,286,504
IT services: 1.24%
EPAM Systems, Inc.*	95,100	3,322,794
Machinery: 3.44%
Chart Industries, Inc.*	47,000	4,495,080
Wabash National Corp.*	187,949	2,321,170
Woodward, Inc.	52,000	2,371,720
		9,187,970
Media: 1.41%
Imax Corp.*[1]	127,800	3,767,544
Oil, gas & consumable fuels: 4.27%
Bonanza Creek Energy, Inc.*	69,400	3,016,818
Gulfport Energy Corp.*	43,900	2,772,285
Kodiak Oil & Gas Corp.*	300,900	3,373,089
Solazyme, Inc.*[1]	208,000	2,265,120
		11,427,312
Paper & forest products: 1.03%
Boise Cascade Co.*	93,500	2,756,380
Pharmaceuticals: 1.35%
Nektar Therapeutics*	78,100	886,435
Pacira Pharmaceuticals, Inc.*	25,500	1,465,995
Questcor Pharmaceuticals, Inc.[1]	23,300	1,268,685
		3,621,115
Road & rail: 2.12%
Con-way, Inc.	70,800	2,811,468
Saia, Inc.*	89,300	2,862,065
		5,673,533
	Shares	Value
Semiconductors & semiconductor equipment: 2.71%
Cavium, Inc.*	81,900	$2,826,369
Magnachip Semiconductor Corp.*	145,900	2,845,050
Skyworks Solutions, Inc.*	55,500	1,585,080
		7,256,499
Software: 14.70%
Cyan, Inc.*[1]	166,900	882,901
FactSet Research Systems, Inc.[1]	23,100	2,508,198
FireEye, Inc.*	45,300	1,975,533
FleetMatics Group PLC*	86,000	3,719,500
Infoblox, Inc.*	140,000	4,622,800
NICE Systems Ltd. ADR	38,700	1,585,152
Proofpoint, Inc.*	176,000	5,837,920
Qlik Technologies, Inc.*	109,100	2,905,333
Silver Spring Networks, Inc.*	110,300	2,316,300
Splunk, Inc.*	45,500	3,124,485
Synchronoss Technologies, Inc.*	84,300	2,619,201
Tableau Software, Inc., Class A*	24,100	1,661,213
Ultimate Software Group, Inc.*	36,304	5,562,499
		39,321,035
Specialty retail: 5.14%
ANN, Inc.*	69,000	2,522,640
Asbury Automotive Group, Inc.*	73,700	3,960,638
Container Store Group, Inc.*[1]	52,800	2,461,008
Francesca's Holdings Corp.*[1]	54,517	1,003,658
Restoration Hardware Holdings, Inc.*	56,600	3,809,180
		13,757,124
Thrifts & mortgage finance: 1.81%
Essent Group Ltd.*	105,500	2,538,330
EverBank Financial Corp.	125,900	2,309,006
		4,847,336
Total common stocks (cost $173,364,826)		258,161,050
Investment company: 1.70%
iShares Russell 2000 Growth ETF[1] (cost $4,300,972)	33,500	4,539,585
Short-term investment: 2.08%
Investment company: 2.08%
UBS Cash Management Prime Relationship Fund[2] (cost $5,572,872)	5,572,872	5,572,872

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investment of cash collateral from securities loaned: 16.96%
UBS Private Money Market Fund LLC[2] (cost $45,367,777)	45,367,777	$45,367,777
Total investments: 117.26% (cost $228,606,447)		313,641,284
Liabilities, in excess of cash and other assets: (17.26)%		(46,174,663)
Net assets: 100.00%		$267,466,621

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$88,177,713
Gross unrealized depreciation	(3,142,876)
Net unrealized appreciation of investments	$85,034,837

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$258,161,050	$—	$—	$258,161,050
Investment company	4,539,585	—	—	4,539,585
Short-term investment	—	5,572,872	—	5,572,872
Investment of cash collateral from securities loaned	—	45,367,777	—	45,367,777
Total	$262,700,635	$50,940,649	$—	$313,641,284

At December 31, 2013 there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2013.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$3,491,150	$27,570,629	$25,488,907	$5,572,872	$2,768
UBS Private Money Market Fund LLC[a]	27,876,921	147,238,916	129,748,060	45,367,777	1,501
	$31,368,071	$174,809,545	$155,236,967	$50,940,649	$4,269

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR	American Depositary Receipt
CDI	CHESS depositary interest
CVA	Dutch Certification—Depository Certificate
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
NPV	No Par Value
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
SDR	Special depositary receipt
SPDR	Standard & Poor's Depository Receipts

Counterparty abbreviations

CSI	Credit Suisse International
JPMCB	JPMorgan Chase Bank

Currency abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
TRY	Turkish Lira
USD	United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.

The UBS Funds

December 31, 2013 (unaudited)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 – 12/31/13	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$1,018.90	$16.64	3.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.67	16.61	3.28
Class C	Actual	1,000.00	1,014.20	20.46	4.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,004.89	20.37	4.03
Class Y	Actual	1,000.00	1,020.70	15.43	3.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.93	15.35	3.03
UBS Global Sustainable Equity Fund
Class A	Actual	1,000.00	1,142.70	6.75	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,137.60	10.78	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class Y	Actual	1,000.00	1,143.40	5.40	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
UBS U.S. Defensive Equity Fund
Class A	Actual	1,000.00	1,104.50	11.40	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	1,100.20	15.35	2.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.59	14.70	2.90
Class Y	Actual	1,000.00	1,106.50	10.04	1.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.68	9.60	1.89

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2013 (unaudited)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 – 12/31/13	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,146.30	$6.49	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,142.50	10.53	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,148.00	5.14	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,156.30	6.52	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,152.10	10.58	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95
Class Y	Actual	1,000.00	1,158.20	5.17	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,231.50	7.87	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,226.90	12.07	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,233.30	6.14	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.55	1.09

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2013 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$12,333,549	$17,980,295	$15,005,491
Affiliated issuers	5,457,224	275,656	63,109
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	116,450	—
Foreign currency, at cost	11,213	22,800	—
	$17,801,986	$18,395,201	$15,068,600
Investments, at value:
Unaffiliated issuers	$14,985,191	$19,117,401	$19,631,408
Affiliated issuers	5,457,224	275,656	63,109
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	116,450	—
Foreign currency, at value	11,156	23,435	—
Cash	—	—	4,281
Receivables:
Investment securities sold	513,473	—	58,580
Interest	—	262	—
Fund shares sold	—	30,266	—
Foreign tax reclaims	11,422	39,116	—
Due from advisor	6,896	11,195	8,220
Dividends	12,348	15,736	24,049
Cash collateral for securities sold short	6,376,205	—	98,001
Outstanding swap agreements, at value	49,719	—	—
Unrealized appreciation on forward foreign currency contracts	81,078	—	—
Other assets	29,723	32,399	31,308
Total assets	27,534,435	19,661,916	19,918,956
Liabilities:
Payables:
Cash collateral from securities loaned	—	116,450	—
Investment securities purchased	501,385	—	—
Investment advisory and administration fee	—	—	—
Custody and fund accounting fees	21,499	12,788	16,600
Fund shares redeemed	—	58,915	64,486
Distribution and service fees	598	1,857	4,243
Trustees' fees	4,782	4,852	4,751
Dividends payable and security loan fees for securities sold short	17,895	—	6,871
Accrued expenses	71,455	42,659	47,590
Due to custodian	4,168	127	—
Due to broker	11,761	—	—
Options written, at value[2]	—	—	3,402
Securities sold short, at value[3]	10,688,449	—	4,790,925
Unrealized depreciation on forward foreign currency contracts	22,123	—	—
Total liabilities	11,344,115	237,648	4,938,868
Net assets	$16,190,320	$19,424,268	$14,980,088

1  The market value of securities loaned by UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of December 31, 2013 was $114,028, $1,853,992, $5,953,771 and $44,290,513, respectively.

2  Premiums received by UBS U.S. Defensive Equity Fund were $20,048.

3  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund were $9,103,275 and $3,413,379, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$35,659,544	$139,145,426	$177,665,798
Affiliated issuers	1,806,225	1,571,874	5,572,872
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,918,799	6,164,945	45,367,777
Foreign currency, at cost	9,300	—	—
	$39,393,868	$146,882,245	$228,606,447
Investments, at value:
Unaffiliated issuers	$43,294,292	$173,229,590	$262,700,635
Affiliated issuers	1,806,225	1,571,874	5,572,872
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,918,799	6,164,945	45,367,777
Foreign currency, at value	9,708	—	—
Cash	—	—	23
Receivables:
Investment securities sold	—	—	—
Interest	1,021	6,310	39,508
Fund shares sold	3,294	95,360	283,024
Foreign tax reclaims	—	—	—
Due from advisor	—	—	—
Dividends	54,705	210,572	99,381
Cash collateral for securities sold short	—	—	—
Outstanding swap agreements, at value	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	30,905	46,164	69,863
Total assets	47,118,949	181,324,815	314,133,083
Liabilities:
Payables:
Cash collateral from securities loaned	1,918,799	6,164,945	45,367,777
Investment securities purchased	—	—	38,080
Investment advisory and administration fee	6,057	104,898	199,466
Custody and fund accounting fees	10,230	18,739	21,431
Fund shares redeemed	85,939	133,524	944,854
Distribution and service fees	11,929	4,534	11,165
Trustees' fees	5,542	8,930	10,464
Dividends payable and security loan fees for securities sold short	—	—	—
Accrued expenses	101,756	70,731	73,225
Due to custodian	73	73	—
Due to broker	—	—	—
Options written, at value[2]	—	—	—
Securities sold short, at value[3]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	2,140,325	6,506,374	46,666,462
Net assets	$44,978,624	$174,818,441	$267,466,621

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2013 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Net assets consist of:
Beneficial interest	$15,640,957	$28,175,540	$31,616,483
Accumulated undistributed (distributions in excess of) net investment income (loss)	(253,278)	(11,535)	(15,082)
Accumulated net realized gain (loss)	(372,784)	(9,881,329)	(19,886,330)
Net unrealized appreciation	1,175,425	1,141,592	3,265,017
Net assets	$16,190,320	$19,424,268	$14,980,088
Class A:
Net assets	$1,202,465	$6,290,072	$9,841,921
Shares outstanding	117,291	746,564	824,626
Net asset value and redemption proceeds per share	$10.25	$8.43	$11.94
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.85	$8.92	$12.63
Class C:
Net assets	$408,534	$684,907	$2,638,698
Shares outstanding	40,884	82,352	228,784
Net asset value and offering price per share	$9.99	$8.32	$11.53
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.89	$8.24	$11.41
Class Y:
Net assets	$14,579,321	$12,449,289	$2,499,469
Shares outstanding	1,409,035	1,473,699	209,208
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$10.35	$8.45	$11.95

1  For Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$49,452,582	$272,042,136	$179,427,335
Accumulated undistributed (distributions in excess of) net investment income (loss)	8,079	577,113	(1,239,293)
Accumulated net realized gain (loss)	(12,117,193)	(131,884,972)	4,243,742
Net unrealized appreciation	7,635,156	34,084,164	85,034,837
Net assets	$44,978,624	$174,818,441	$267,466,621
Class A:
Net assets	$39,167,498	$9,519,330	$40,414,787
Shares outstanding	4,389,446	417,803	1,675,521
Net asset value and redemption proceeds per share	$8.92	$22.78	$24.12
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.44	$24.11	$25.52
Class C:
Net assets	$4,446,810	$3,083,364	$3,606,895
Shares outstanding	508,712	140,667	165,294
Net asset value and offering price per share	$8.74	$21.92	$21.82
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$8.65	$21.70	$21.60
Class Y:
Net assets	$1,364,316	$162,215,747	$223,444,939
Shares outstanding	152,135	7,097,020	8,836,030
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$8.97	$22.86	$25.29

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2013 (unaudited)

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Investment income:
Dividends	$78,191	$160,260	$150,792
Affiliated income	2,681	128	51
Securities lending[1]	—	2,036	—
Foreign tax withheld	(1,065)	(13,545)	—
Total income	79,807	148,879	150,843
Expenses:
Advisory and administration	107,243	83,260	80,079
Distribution and service:
Class A	1,616	7,425	11,798
Class C	2,055	3,296	13,453
Transfer agency and related service fees:
Class A	4,038	3,545	2,900
Class C	117	579	1,867
Class Y	103	6,114	1,245
Custodian and fund accounting	39,130	26,986	33,724
Federal and state registration	13,023	17,144	17,687
Professional services	61,905	62,714	48,222
Shareholder reports	2,866	5,855	8,059
Trustees	9,704	9,834	9,631
Dividend expense and security loan fees for securities sold short	123,553	—	47,995
Other	10,750	9,637	5,427
Total expenses	376,103	236,389	282,087
Fee waivers and/or expense reimbursements by Advisor	(127,456)	(130,453)	(115,665)
Net expenses	248,647	105,936	166,422
Net investment income (loss)	(168,840)	42,943	(15,579)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,262,364	2,784,713	1,655,567
Options written	—	—	118,362
Securities sold short	(889,030)	—	(495,545)
Swap agreements	11,447	—	—
Forward foreign currency contracts	(13,205)	53,810	—
Foreign currency transactions	(6,858)	(23,284)	—
Net realized gain	364,718	2,815,239	1,278,384
Change in net unrealized appreciation/depreciation on:
Investments	1,162,054	(384,452)	491,932
Options written	—	—	34,816
Securities sold short	(1,121,943)	—	(327,781)
Swap agreements	27,791	—	—
Forward foreign currency contracts	44,306	32,555	—
Translation of other assets and liabilities denominated in foreign currency	3,145	(19,813)	—
Change in net unrealized appreciation/depreciation	115,353	(371,710)	198,967
Net realized and unrealized gain	480,071	2,443,529	1,477,351
Net increase in net assets resulting from operations	$311,231	$2,486,472	$1,461,772

1  Includes affiliated income from UBS Private Money Market Fund LLC of $16, $97, $293 and $1,501, for UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$278,441	$1,365,324	$374,034
Affiliated income	528	990	2,768
Securities lending[1]	9,884	39,705	323,099
Foreign tax withheld	—	—	—
Total income	288,853	1,406,019	699,901
Expenses:
Advisory and administration	171,527	657,256	1,127,977
Distribution and service:
Class A	48,252	11,782	46,488
Class C	21,624	14,396	16,507
Transfer agency and related service fees:
Class A	16,705	3,987	26,372
Class C	2,581	1,399	2,785
Class Y	1,269	36,132	21,264
Custodian and fund accounting	28,612	35,270	44,322
Federal and state registration	17,381	18,292	22,730
Professional services	51,412	48,678	47,317
Shareholder reports	31,523	11,218	19,334
Trustees	11,243	18,166	21,688
Dividend expense and security loan fees for securities sold short	—	—	—
Other	11,870	16,273	15,348
Total expenses	413,999	872,849	1,412,132
Fee waivers and/or expense reimbursements by Advisor	(133,678)	(40,425)	(11,665)
Net expenses	280,321	832,424	1,400,467
Net investment income (loss)	8,532	573,595	(700,566)
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,656,545	14,324,393	18,656,114
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain	2,656,545	14,324,393	18,656,114
Change in net unrealized appreciation/depreciation on:
Investments	3,274,702	9,579,098	30,804,182
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	606	—	—
Change in net unrealized appreciation/depreciation	3,275,308	9,579,098	30,804,182
Net realized and unrealized gain	5,931,853	23,903,491	49,460,296
Net increase in net assets resulting from operations	$5,940,385	$24,477,086	$48,759,730

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS Global Sustainable Equity Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(168,840)	$(304,219)	$42,943	$300,201
Net realized gain	364,718	217,177	2,815,239	1,176,312
Change in net unrealized appreciation/depreciation	115,353	1,155,860	(371,710)	1,325,263
Net increase in net assets from operations	311,231	1,068,818	2,486,472	2,801,776
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(137,135)	(174,245)
Total Class A dividends and distributions	—	—	(137,135)	(174,245)
Class C:
Net investment income	—	—	(10,296)	(16,321)
Total Class C dividends and distributions	—	—	(10,296)	(16,321)
Class Y:
Net investment income	—	—	(301,607)	(459,040)
Total Class Y dividends and distributions	—	—	(301,607)	(459,040)
Decrease in net assets from dividends and distributions	—	—	(449,038)	(649,606)
Beneficial interest transactions:
Proceeds from shares sold	117,156	190,285	826,617	847,379
Shares issued on reinvestment of dividends and distributions	—	—	425,485	634,993
Redemption fees	—	259	7	1,194
Cost of shares redeemed	(397,777)	(2,493,069)	(1,642,416)	(5,104,108)
Net decrease in net assets resulting from beneficial interest transactions	(280,621)	(2,302,525)	(390,307)	(3,620,542)
Increase (decrease) in net assets	30,610	(1,233,707)	1,647,127	(1,468,372)
Net assets, beginning of period	16,159,710	17,393,417	17,777,141	19,245,513
Net assets, end of period	$16,190,320	$16,159,710	$19,424,268	$17,777,141
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(253,278)	$(84,438)	$(11,535)	$394,560

The UBS Funds

Financial statements

	UBS U.S. Defensive Equity Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(15,579)	$(67,148)
Net realized gain	1,278,384	1,058,279
Change in net unrealized appreciation/depreciation	198,967	2,479,234
Net increase in net assets from operations	1,461,772	3,470,365
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(15,570)
Total Class A dividends and distributions	—	(15,570)
Class C:
Net investment income	—	—
Total Class C dividends and distributions	—	—
Class Y:
Net investment income	—	(11,047)
Total Class Y dividends and distributions	—	(11,047)
Decrease in net assets from dividends and distributions	—	(26,617)
Beneficial interest transactions:
Proceeds from shares sold	357,507	325,180
Shares issued on reinvestment of dividends and distributions	—	25,364
Redemption fees	245	623
Cost of shares redeemed	(1,492,886)	(5,770,197)
Net decrease in net assets resulting from beneficial interest transactions	(1,135,134)	(5,419,030)
Increase (decrease) in net assets	326,638	(1,975,282)
Net assets, beginning of period	14,653,450	16,628,732
Net assets, end of period	$14,980,088	$14,653,450
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(15,082)	$497

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$8,532	$155,664	$573,595	$1,675,443
Net realized gain	2,656,545	4,562,968	14,324,393	32,514,296
Change in net unrealized appreciation/depreciation	3,275,308	4,311,162	9,579,098	13,988,632
Net increase in net assets from operations	5,940,385	9,029,794	24,477,086	48,178,371
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(139,293)	(314,372)	(68,839)	(42,587)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(139,293)	(314,372)	(68,839)	(42,587)
Class C:
Net investment income	—	(2,897)	(5,290)	—
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(2,897)	(5,290)	—
Class Y:
Net investment income	(7,817)	(15,975)	(1,588,113)	(1,751,528)
Net realized gain	—	—
Total Class Y dividends and distributions	(7,817)	(15,975)	(1,588,113)	(1,751,528)
Decrease in net assets from dividends and distributions	(147,110)	(333,244)	(1,662,242)	(1,794,115)
Beneficial interest transactions:
Proceeds from shares sold	434,613	269,354	9,070,932	23,658,767
Shares issued on reinvestment of dividends and distributions	130,167	294,842	1,652,916	1,786,736
Redemption fees	4	10	15,375	12,780
Cost of shares redeemed	(2,978,665)	(8,621,706)	(16,031,274)	(117,442,606)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,413,881)	(8,057,500)	(5,292,051)	(91,984,323)
Increase (decrease) in net assets	3,379,394	639,050	17,522,793	(45,600,067)
Net assets, beginning of period	41,599,230	40,960,180	157,295,648	202,895,715
Net assets, end of period	$44,978,624	$41,599,230	$174,818,441	$157,295,648
Accumulated undistributed net investment income (loss)	$8,079	$146,657	$577,113	$1,665,760

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(700,566)	$(761,739)
Net realized gain	18,656,114	14,356,038
Change in net unrealized appreciation/depreciation	30,804,182	22,468,800
Net increase in net assets from operations	48,759,730	36,063,099
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	(859,809)	—
Total Class A dividends and distributions	(859,809)	—
Class C:
Net investment income	—	—
Net realized gain	(86,066)	—
Total Class C dividends and distributions	(86,066)	—
Class Y:
Net investment income	—	—
Net realized gain	(4,582,035)	—
Total Class Y dividends and distributions	(4,582,035)	—
Decrease in net assets from dividends and distributions	(5,527,910)	—
Beneficial interest transactions:
Proceeds from shares sold	25,766,555	64,623,738
Shares issued on reinvestment of dividends and distributions	5,401,278	—
Redemption fees	9,612	10,101
Cost of shares redeemed	(15,162,487)	(33,380,685)
Net increase (decrease) in net assets resulting from beneficial interest transactions	16,014,958	31,253,154
Increase (decrease) in net assets	59,246,778	67,316,253
Net assets, beginning of period	208,219,843	140,903,590
Net assets, end of period	$267,466,621	$208,219,843
Accumulated undistributed net investment income (loss)	$(1,239,293)	$(538,727)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2013 (unaudited)

UBS Equity Long-Short Multi-Strategy Fund
Cash provided by operating activities:
Net increase in net assets from operations	$311,231
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(7,709,924)
Proceeds from disposition of investment securities	9,226,862
Covers of securities sold short	(7,048,801)
Proceeds from securities sold short	5,583,812
Purchases of short-term investments, net	(1,390,674)
Net realized (gain)/loss on investments	(1,262,364)
Net realized (gain)/loss on securities sold short	889,030
Change in net unrealized appreciation/depreciation on investments	(1,162,054)
Change in net unrealized appreciation/depreciation on securities sold short	1,121,943
Change in net unrealized appreciation/depreciation on swap agreements, at value	(27,791)
Change in net unrealized appreciation/depreciation on forward foreign currency contracts	(44,306)
Decrease in foreign tax reclaims receivable	1,020
Decrease in due from advisor	42,492
Decrease in dividends and interest receivable	15,730
Decrease in due from broker	254,352
Decrease in cash collateral for securities sold short	1,408,512
Increase in in other assets	(7,852)
Decrease in dividends payable and security loan fees for securities sold short	(3,931)
Decrease in accrued expenses and other liabilities	(11,443)
Net cash provided by operating activities	185,844
Cash used in financing activities:
Proceeds from shares issued	117,250
Payment on shares redeemed	(397,777)
Net cash used in financing activities	(280,527)
Net decrease in cash	(94,683)
Cash:
Beginning of period	101,671
End of period	$6,988

For the purposes of reporting the Statement of cash flows, the Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

The UBS Funds

Financial statements

Statement of cash flows
For the six months ended December 31, 2013 (unaudited)

UBS U.S. Defensive Equity Fund
Cash provided by operating activities:
Net increase in net assets from operations	$1,461,772
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(7,222,418)
Proceeds from disposition of investment securities	9,493,441
Covers of securities sold short	(2,323,231)
Proceeds from securities sold short	1,193,041
Proceeds from options written	89,768
Cost of closing transactions on options written	(15,528)
Purchase of short-term investments, net	(62,821)
Net realized (gain)/loss on investments	(1,655,567)
Net realized (gain)/loss on securities sold short	495,545
Net realized gain/loss on options written	(118,362)
Change in net unrealized appreciation/depreciation on investments	(491,932)
Change in net unrealized appreciation/depreciation on securities sold short	327,781
Change in net unrealized appreciation/depreciation on options written	(34,816)
Decrease in due from advisor	31,459
Decrease in dividends and interest receivable	18,776
Decrease in cash collateral for securities sold short	43,516
Increase in in other assets	(20,632)
Decrease in dividends payable and security loan fees for securities sold short	(3,004)
Decrease in accrued expenses and other liabilities	(15,944)
Net cash provided by operating activities	1,190,844
Cash used in financing activities:
Proceeds from shares issued	357,507
Payment on shares redeemed	(1,550,429)
Redemption fees retained	245
Net cash used in financing activities	(1,192,677)
Net decrease in cash	(1,833)
Cash:
Beginning of period	6,114
End of period	$4,281

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011
Net asset value, beginning of period	$10.06	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.12)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	0.31	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.19	0.63	(0.26)	(0.32)
Redemption fees	—	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of period	$10.25	$10.06	$9.43	$9.70
Total investment return[2]	1.89%	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.42%[4]	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.28%[4]	3.93%	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%[4]	1.75%	1.75%	1.75%
Net investment loss	(2.29)%[4]	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of period (000's)	$1,202	$1,377	$2,578	$4,466
Portfolio turnover rate	62%	167%	242%	460%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011
Net asset value, beginning of period	$10.14	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.10)	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	0.31	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.21	0.66	(0.23)	(0.28)
Redemption fees	—	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of period	$10.35	$10.14	$9.48	$9.72
Total investment return[2]	2.07%	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.55%[4]	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.03%[4]	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[4]	1.50%	1.50%	1.50%
Net investment loss	(2.04)%[4]	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of period (000's)	$14,579	$14,370	$14,215	$14,583
Portfolio turnover rate	62%	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011
Net asset value, beginning of period	$9.85	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.15)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	0.29	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.14	0.56	(0.33)	(0.37)
Redemption fees	—	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of period	$9.99	$9.85	$9.29	$9.63
Total investment return[2]	1.42%	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.61%[4]	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.03%[4]	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%[4]	2.50%	2.50%	2.50%
Net investment loss	(3.04)%[4]	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of period (000's)	$409	$413	$600	$904
Portfolio turnover rate	62%	167%	242%	460%
3  Amount represents less than $0.005 per share.

4  Annualized.

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.55	$6.75	$8.21	$6.62	$6.48	$9.97
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.11	0.08	0.07	0.06	0.10
Net realized and unrealized gain (loss)	1.06	0.93	(1.40)	1.78	0.54	(2.89)
Total income (loss) from investment operations	1.07	1.04	(1.32)	1.85	0.60	(2.79)
Less dividends/distributions:
From net investment income	(0.19)	(0.24)	(0.14)	(0.26)	(0.46)	(0.16)
From net realized gains	—	—	—	—	—	(0.54)
Total dividends/distributions	(0.19)	(0.24)	(0.14)	(0.26)	(0.46)	(0.70)
Net asset value, end of period	$8.43	$7.55	$6.75	$8.21	$6.62	$6.48
Total investment return[2]	14.27%	15.49%	(15.99)%	28.14%	8.65%	(26.75)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.63%[3]	2.65%	2.28%	2.04%	1.76%	1.57%
Expenses after fee waivers and/or expense reimbursement	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.32%[3]	1.49%	1.20%	0.93%	0.83%	1.50%
Supplemental data:
Net assets, end of period (000's)	$6,290	$5,433	$5,576	$9,207	$6,875	$7,809
Portfolio turnover rate	119%	41%	49%	76%	71%	124%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.58	$6.77	$8.25	$6.65	$6.51	$10.05
Income (loss) from investment operations:
Net investment income[1]	0.02	0.13	0.11	0.09	0.06	0.12
Net realized and unrealized gain (loss)	1.06	0.94	(1.43)	1.79	0.57	(2.91)
Total income (loss) from investment operations	1.08	1.07	(1.32)	1.88	0.63	(2.79)
Less dividends/distributions:
From net investment income	(0.21)	(0.26)	(0.16)	(0.28)	(0.49)	(0.21)
From net realized gains	—	—	—	—	—	(0.54)
Total dividends/distributions	(0.21)	(0.26)	(0.16)	(0.28)	(0.49)	(0.75)
Net asset value, end of period	$8.45	$7.58	$6.77	$8.25	$6.65	$6.51
Total investment return[2]	14.34%	15.95%	(15.88)%	28.46%	8.94%	(26.62)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.36%[3]	2.40%	2.06%	1.78%	1.55%	1.42%
Expenses after fee waivers and/or expense reimbursement	1.00%[3]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.56%[3]	1.69%	1.52%	1.13%	0.84%	1.81%
Supplemental data:
Net assets, end of period (000's)	$12,449	$11,740	$12,966	$17,829	$18,724	$66,665
Portfolio turnover rate	119%	41%	49%	76%	71%	124%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

UBS Global Sustainable Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.43	$6.63	$8.02	$6.47	$6.34	$9.69
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.05	0.03	0.03	0.01	0.05
Net realized and unrealized gain (loss)	1.04	0.92	(1.36)	1.72	0.53	(2.80)
Total income (loss) from investment operations	1.02	0.97	(1.33)	1.75	0.54	(2.75)
Less dividends/distributions:
From net investment income	(0.13)	(0.17)	(0.06)	(0.20)	(0.41)	(0.06)
From net realized gains	—	—	—	—	—	(0.54)
Total dividends/distributions	(0.13)	(0.17)	(0.06)	(0.20)	(0.41)	(0.60)
Net asset value, end of period	$8.32	$7.43	$6.63	$8.02	$6.47	$6.34
Total investment return[2]	13.76%	14.72%	(16.59)%	27.14%	7.86%	(27.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.44%[3]	3.40%	3.06%	2.82%	2.56%	2.38%
Expenses after fee waivers and/or expense reimbursement	2.00%[3]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.43)%[3]	0.65%	0.45%	0.32%	0.10%	0.75%
Supplemental data:
Net assets, end of period (000's)	$685	$605	$703	$1,405	$866	$914
Portfolio turnover rate	119%	41%	49%	76%	71%	124%

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.81	$8.66	$8.94	$7.01	$6.31	$8.82
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.02	0.02	(0.01)	0.04
Net realized and unrealized gain (loss)	1.14	2.20	(0.29)	1.91	0.71	(2.48)
Total income (loss) from investment operations	1.13	2.17	(0.27)	1.93	0.70	(2.44)
Less dividends/distributions:
From net investment income	—	(0.02)	(0.01)	—	—	(0.07)
Net asset value, end of period	$11.94	$10.81	$8.66	$8.94	$7.01	$6.31
Total investment return[2]	10.45%	25.04%	(3.02)%	27.53%	11.09%	(27.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.68%[3]	4.79%	3.21%	2.54%	2.44%	2.47%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.15%[3]	2.81%	2.21%	2.03%	2.24%	2.24%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%[3]	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.12)%[3]	(0.34)%	0.26%	0.24%	(0.10)%	0.63%
Supplemental data:
Net assets, end of period (000's)	$9,842	$9,072	$9,682	$16,726	$22,938	$33,137
Portfolio turnover rate	38%	58%	85%	85%	130%	154%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.80	$8.65	$8.94	$7.01	$6.30	$8.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	0.04	0.04	0.01	0.00[4]
Net realized and unrealized gain (loss)	1.14	2.19	(0.29)	1.92	0.70	(2.41)
Total income (loss) from investment operations	1.15	2.18	(0.25)	1.96	0.71	(2.41)
Less dividends/distributions:
From net investment income	—	(0.03)	(0.04)	(0.03)	—	(0.11)
Net asset value, end of period	$11.95	$10.80	$8.65	$8.94	$7.01	$6.30
Total investment return[2]	10.65%	25.26%	(2.80)%	27.91%	11.27%	(27.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.45%[3]	4.51%	2.85%	2.26%	2.16%	2.33%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.89%[3]	2.57%	1.93%	1.78%	2.00%	2.25%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.12%[3]	(0.09)%	0.50%	0.48%	0.12%	0.07%
Supplemental data:
Net assets, end of period (000's)	$2,499	$2,950	$3,806	$10,764	$12,132	$95,804
Portfolio turnover rate	38%	58%	85%	85%	130%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Defensive Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.48	$8.45	$8.78	$6.93	$6.29	$8.74
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.11)	(0.04)	(0.04)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.10	2.14	(0.29)	1.89	0.70	(2.44)
Total income (loss) from investment operations	1.05	2.03	(0.33)	1.85	0.64	(2.45)
Less dividends/distributions:
From net investment income	—	—	—	—	—	—
Net asset value, end of period	$11.53	$10.48	$8.45	$8.78	$6.93	$6.29
Total investment return[2]	10.02%	24.02%	(3.76)%	26.70%	10.18%	(28.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.51%[3]	5.61%	4.04%	3.36%	3.27%	3.30%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.90%[3]	3.59%	2.96%	2.78%	2.98%	2.99%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%[3]	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.87)%[3]	(1.13)%	(0.49)%	(0.52)%	(0.85)%	(0.12)%
Supplemental data:
Net assets, end of period (000's)	$2,639	$2,632	$3,141	$5,029	$6,810	$9,003
Portfolio turnover rate	38%	58%	85%	85%	130%	154%

3  Annualized.

4  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.81	$6.31	$6.74	$5.33	$4.94	$8.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.03	0.05	0.06	0.05	0.11
Net realized and unrealized gain (loss)	1.14	1.53	(0.42)	1.41	0.46	(2.66)
Total income (loss) from investment operations	1.14	1.56	(0.37)	1.47	0.51	(2.55)
Less dividends/distributions:
From net investment income	(0.03)	(0.06)	(0.06)	(0.06)	(0.12)	(0.06)
From net realized gains	—	—	—	—	—	(0.87)
Total dividends/distributions	(0.03)	(0.06)	(0.06)	(0.06)	(0.12)	(0.93)
Net asset value, end of period	$8.92	$7.81	$6.31	$6.74	$5.33	$4.94
Total investment return[2]	14.63%	24.92%	(5.33)%	27.57%	10.16%	(29.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.80%[4]	1.83%	1.89%	1.61%	1.61%	1.52%
Expenses after fee waivers and/or expense reimbursement	1.20%[4]	1.20%	1.20%	1.20%	1.20%	1.10%
Net investment income (loss)	0.10%[4]	0.45%	0.87%	0.88%	0.83%	1.89%
Supplemental data:
Net assets, end of period (000's)	$39,167	$36,269	$35,538	$43,766	$41,012	$43,951
Portfolio turnover rate	28%	89%	138%	85%	70%	67%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.86	$6.35	$6.79	$5.36	$4.97	$8.46
Income (loss) from investment operations:
Net investment income[1]	0.02	0.05	0.07	0.07	0.06	0.12
Net realized and unrealized gain (loss)	1.14	1.54	(0.43)	1.43	0.47	(2.67)
Total income (loss) from investment operations	1.16	1.59	(0.36)	1.50	0.53	(2.55)
Less dividends/distributions:
From net investment income	(0.05)	(0.08)	(0.08)	(0.07)	(0.14)	(0.07)
From net realized gains	—	—	—	—	—	(0.87)
Total dividends/distributions	(0.05)	(0.08)	(0.08)	(0.07)	(0.14)	(0.94)
Net asset value, end of period	$8.97	$7.86	$6.35	$6.79	$5.36	$4.97
Total investment return[2]	14.80%	25.27%	(5.14)%	28.13%	10.39%	(29.53)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.65%[4]	1.67%	1.73%	1.48%	1.50%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%	0.95%	0.95%	0.85%
Net investment income	0.35%[4]	0.70%	1.12%	1.13%	1.07%	2.08%
Supplemental data:
Net assets, end of period (000's)	$1,364	$1,304	$1,444	$1,576	$1,515	$2,174
Portfolio turnover rate	28%	89%	138%	85%	70%	67%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.65	$6.18	$6.59	$5.20	$4.83	$8.26
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.02)	0.01	0.01	0.00[3]	0.06
Net realized and unrealized gain (loss)	1.12	1.50	(0.41)	1.39	0.45	(2.60)
Total income (loss) from investment operations	1.09	1.48	(0.40)	1.40	0.45	(2.54)
Less dividends/distributions:
From net investment income	—	(0.01)	(0.01)	(0.01)	(0.08)	(0.02)
From net realized gains	—	—	—	—	—	(0.87)
Total dividends/distributions	—	(0.01)	(0.01)	(0.01)	(0.08)	(0.89)
Net asset value, end of period	$8.74	$7.65	$6.18	$6.59	$5.20	$4.83
Total investment return[2]	14.25%	23.88%	(6.07)%	26.87%	9.08%	(30.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.58%[4]	2.62%	2.67%	2.40%	2.41%	2.33%
Expenses after fee waivers and/or expense reimbursement	1.95%[4]	1.95%	1.95%	1.95%	1.95%	1.85%
Net investment income (loss)	(0.65)%[4]	(0.30)%	0.12%	0.13%	0.08%	1.13%
Supplemental data:
Net assets, end of period (000's)	$4,447	$4,026	$3,978	$4,992	$4,889	$5,429
Portfolio turnover rate	28%	89%	138%	85%	70%	67%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.85	$15.96	$16.46	$12.79	$11.48	$16.63
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.11	0.10	0.09	0.06	0.13
Net realized and unrealized gain (loss)	3.04	3.86	(0.51)	3.65	1.54	(4.84)
Total income (loss) from investment operations	3.09	3.97	(0.41)	3.74	1.60	(4.71)
Less dividends/distributions:
From net investment income	(0.16)	(0.08)	(0.09)	(0.07)	(0.29)	(0.07)
From net realized gains	—	—	—	—	—	(0.37)
Total dividends/distributions	(0.16)	(0.08)	(0.09)	(0.07)	(0.29)	(0.44)
Net asset value, end of period	$22.78	$19.85	$15.96	$16.46	$12.79	$11.48
Total investment return[2]	15.63%	24.99%	(2.47)%	29.28%	13.75%	(28.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.28%[3]	1.28%	1.24%	1.19%	1.33%	1.28%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%[3]	1.20%	1.20%	1.20%[4]	1.20%	1.28%
Net investment income (loss)	0.46%[3]	0.63%	0.64%	0.57%	0.47%	1.05%
Supplemental data:
Net assets, end of period (000's)	$9,519	$8,534	$14,113	$19,832	$23,164	$34,406
Portfolio turnover rate	33%	58%	65%	60%	50%	62%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.94	$16.07	$16.60	$12.91	$11.62	$16.85
Income (loss) from investment operations:
Net investment income[1]	0.08	0.15	0.14	0.13	0.10	0.17
Net realized and unrealized gain (loss)	3.07	3.88	(0.52)	3.68	1.56	(4.91)
Total income (loss) from investment operations	3.15	4.03	(0.38)	3.81	1.66	(4.74)
Less dividends/distributions:
From net investment income	(0.23)	(0.16)	(0.15)	(0.12)	(0.37)	(0.12)
From net realized gains	—	—	—	—	—	(0.37)
Total dividends/distributions	(0.23)	(0.16)	(0.15)	(0.12)	(0.37)	(0.49)
Net asset value, end of period	$22.86	$19.94	$16.07	$16.60	$12.91	$11.62
Total investment return[2]	15.82%	25.28%	(2.23)%	29.57%	14.04%	(27.85)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.00%[3]	0.98%	0.97%	0.94%	0.99%	0.96%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%[3]	0.95%	0.95%	0.95%[4]	0.95%	0.96%
Net investment income	0.71%[3]	0.87%	0.90%	0.82%	0.72%	1.39%
Supplemental data:
Net assets, end of period (000's)	$162,216	$146,145	$185,910	$206,555	$188,636	$217,821
Portfolio turnover rate	33%	58%	65%	60%	50%	62%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.06	$15.36	$15.88	$12.37	$11.14	$16.21
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.02)	(0.02)	(0.03)	(0.04)	0.04
Net realized and unrealized gain (loss)	2.93	3.72	(0.50)	3.54	1.50	(4.71)
Total income (loss) from investment operations	2.90	3.70	(0.52)	3.51	1.46	(4.67)
Less dividends/distributions:
From net investment income	(0.04)	—	—	—	(0.23)	(0.03)
From net realized gains	—	—	—	—	—	(0.37)
Total dividends/distributions	(0.04)	—	—	—	(0.23)	(0.40)
Net asset value, end of period	$21.92	$19.06	$15.36	$15.88	$12.37	$11.14
Total investment return[2]	15.21%	24.09%	(3.28)%	28.38%	12.92%	(28.57)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.05%[3]	2.04%	2.02%	2.00%	2.01%	1.96%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%[3]	1.95%	1.95%	1.95%	1.95%	1.96%
Net investment income (loss)	(0.29)%[3]	(0.11)%	(0.11)%	(0.18)%	(0.28)%	0.35%
Supplemental data:
Net assets, end of period (000's)	$3,083	$2,617	$2,873	$3,467	$3,539	$4,719
Portfolio turnover rate	33%	58%	65%	60%	50%	62%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.10	$16.19	$16.00	$10.60	$8.56	$13.31
Income (loss) from investment operations:
Net investment (loss)[1]	(0.09)	(0.11)	(0.14)	(0.13)	(0.10)	(0.06)
Net realized and unrealized gain (loss)	4.64	4.02	0.33	5.53	2.14	(4.69)
Total income (loss) from investment operations	4.55	3.91	0.19	5.40	2.04	(4.75)
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—	(0.00)[3]
Net asset value, end of period	$24.12	$20.10	$16.19	$16.00	$10.60	$8.56
Total investment return[2]	23.15%	23.78%	1.19%	50.94%	23.83%	(35.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.46%[4]	1.55%	1.57%	1.54%	1.60%	1.67%
Expenses after fee waivers and/or expense reimbursement	1.40%[4]	1.40%	1.40%	1.40%	1.40%	1.28%
Net investment loss	(0.83)%[4]	(0.64)%	(0.93)%	(0.95)%	(1.00)%	(0.60)%
Supplemental data:
Net assets, end of period (000's)	$40,415	$32,848	$31,015	$38,319	$28,586	$41,141
Portfolio turnover rate	27%	42%	48%	55%	72%	73%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.01	$16.88	$16.64	$11.00	$8.86	$13.74
Income (loss) from investment operations:
Net investment (loss)[1]	(0.06)	(0.08)	(0.11)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	4.87	4.21	0.35	5.74	2.22	(4.85)
Total income (loss) from investment operations	4.81	4.13	0.24	5.64	2.14	(4.88)
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—	(0.00)[3]
Net asset value, end of period	$25.29	$21.01	$16.88	$16.64	$11.00	$8.86
Total investment return[2]	23.33%	24.17%	1.44%	51.27%	24.15%	(35.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.09%[4]	1.13%	1.15%	1.13%	1.21%	1.25%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.09%[4]	1.15%[5]	1.15%[5]	1.15%[5]	1.15%	1.03%
Net investment loss	(0.51)%[4]	(0.41)%	(0.68)%	(0.70)%	(0.74)%	(0.36)%
Supplemental data:
Net assets, end of period (000's)	$223,445	$172,436	$107,447	$112,186	$94,725	$134,378
Portfolio turnover rate	27%	42%	48%	55%	72%	73%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.29	$14.85	$14.78	$9.87	$8.03	$12.57
Income (loss) from investment operations:
Net investment (loss)[1]	(0.16)	(0.22)	(0.23)	(0.22)	(0.17)	(0.12)
Net realized and unrealized gain (loss)	4.22	3.66	0.30	5.13	2.01	(4.42)
Total income (loss) from investment operations	4.06	3.44	0.07	4.91	1.84	(4.54)
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—	(0.00)[3]
Net asset value, end of period	$21.82	$18.29	$14.85	$14.78	$9.87	$8.03
Total investment return[2]	22.69%	22.83%	0.47%	49.75%	22.91%	(36.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.23%[4]	2.32%	2.35%	2.37%	2.50%	2.45%
Expenses after fee waivers and/or expense reimbursement	2.15%[4]	2.15%	2.15%	2.15%	2.15%	2.03%
Net investment loss	(1.58)%[4]	(1.39)%	(1.68)%	(1.70)%	(1.75)%	(1.38)%
Supplemental data:
Net assets, end of period (000's)	$3,607	$2,937	$2,442	$2,961	$2,336	$2,471
Portfolio turnover rate	27%	42%	48%	55%	72%	73%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived

The UBS Funds

Notes to financial statements

from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The UBS Funds

Notes to financial statements

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2013 is reflected in the Statement of assets and

The UBS Funds

Notes to financial statements

liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2013, except for forward foreign currency contracts for UBS Global Sustainable Equity Fund for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the period ended December 31, 2013 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$—	$81,078	$81,078
Swap agreements[1]	49,719	—	49,719
Total value	$49,719	$81,078	$130,797

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$(22,123)	$(22,123)
Total value	$(22,123)	$(22,123)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$(13,205)	$(13,205)
Swap agreements	11,447	—	11,447
Total net realized gain (loss)	$11,447	$(13,205)	$(1,758)
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$44,306	$44,306
Swap agreements	27,791	—	27,791
Total change in net unrealized appreciation/depreciation	$27,791	$44,306	$72,097

1  Statement of operations location: Net realized gain (loss) on swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements and forward foreign currency contracts.

Offsetting of financial and derivative assets and liabilities

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are forward foreign currency contracts, non-centrally cleared swap agreements and swaptions, as applicable.

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Equity Long-Short Multi-Strategy Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
CSI	$49,797	$—	$—	$49,797
JPMCB	81,000	(22,123)	—	58,877
Total derivatives subject to a master netting arrangement or similar agreement	$130,797	$(22,123)	$—	$108,674

The UBS Funds

Notes to financial statements

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
Counterparty—JPMCB	$(22,123)	$22,123	$—	$—

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Portfolio swap: UBS Equity Long-Short Multi-Strategy Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund's investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these position such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional

The UBS Funds

Notes to financial statements

values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, usually annually and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established at both the Fund and counterparty.

The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty's failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund's activities in the portfolio swap are currently concentrated with a single highly rated counterparty. Investing in swaps results in a form of leverage (i.e., the Fund's risk of loss associated with these instruments may exceed their value as recorded on the Statement of assets and liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; (v) other factors, as applicable. The value of the swap is recognized as changes in unrealized appreciation or depreciation in the Statement of operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of operations.

F. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

The UBS Funds

Notes to financial statements

G. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

H. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

I. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

The UBS Funds

Notes to financial statements

There were no short sales transaction for UBS U.S. Small Cap Growth Fund during the period ended December 31, 2013.

J. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2013, the following Fund recorded recapture commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Equity Opportunity Fund	$36

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

The UBS Funds

Notes to financial statements

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS Global Sustainable Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Defensive Equity Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$(7,918)	$101,173	$127,456
UBS Global Sustainable Equity Fund	1.25	2.00	1.00	(12,406)	76,123	130,453
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25	(9,152)	74,492	115,665
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	3,232	154,928	133,678
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	94,025	593,651	40,425
UBS U.S. Small Cap Growth Fund	1.40	2.15	1.15	183,081	1,036,519	11,665

The UBS Funds

Notes to financial statements

Each Fund, except for UBS Global Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2013 are subject to repayment through June 30, 2016. At December 31, 2013, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Equity Long-Short Multi-Strategy Fund—Class A	$162,344	$48,384	$50,539	$49,550	$13,871
UBS Equity Long-Short Multi-Strategy Fund—Class C	30,680	7,708	9,695	10,033	3,244
UBS Equity Long-Short Multi-Strategy Fund—Class Y	814,162	199,178	180,234	324,409	110,341
UBS U.S. Defensive Equity Fund—Class A	482,878	104,994	120,672	184,778	72,434
UBS U.S. Defensive Equity Fund—Class C	156,097	35,648	41,247	57,542	21,660
UBS U.S. Defensive Equity Fund—Class Y	205,122	57,119	60,343	66,089	21,571
UBS U.S. Equity Opportunity Fund—Class A	780,213	183,453	259,111	222,296	115,353
UBS U.S. Equity Opportunity Fund—Class C	94,653	23,692	31,196	26,132	13,633
UBS U.S. Equity Opportunity Fund—Class Y	35,966	8,976	12,732	9,566	4,692
UBS U.S. Large Cap Equity Fund—Class A	19,142	—	7,040	8,181	3,921
UBS U.S. Large Cap Equity Fund—Class C	7,764	1,932	2,019	2,443	1,370
UBS U.S. Large Cap Equity Fund—Class Y	112,280	—	31,133	46,013	35,134
UBS U.S. Small Cap Growth Fund—Class A	160,755	47,545	54,371	48,524	10,315
UBS U.S. Small Cap Growth Fund—Class C	17,023	6,270	4,925	4,478	1,350

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$1,022	$6,070
UBS Global Sustainable Equity Fund	1,211	7,137
UBS U.S. Defensive Equity Fund	932	5,587
UBS U.S. Equity Opportunity Fund	2,825	16,599
UBS U.S. Large Cap Equity Fund	10,873	63,605
UBS U.S. Small Cap Growth Fund	16,385	91,458

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2013, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$2,045
UBS Global Sustainable Equity Fund	4,972
UBS U.S. Defensive Equity Fund	121
UBS U.S. Equity Opportunity Fund	557

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS Global Sustainable Equity Fund	0.25	1.00
UBS U.S. Defensive Equity Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

The UBS Funds

Notes to financial statements

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$254	$332
UBS Equity Long-Short Multi-Strategy Fund—Class C	344	—
UBS Global Sustainable Equity Fund—Class A	1,289	15,368
UBS Global Sustainable Equity Fund—Class C	568	—
UBS U.S. Defensive Equity Fund—Class A	2,023	681
UBS U.S. Defensive Equity Fund—Class C	2,220	—
UBS U.S. Equity Opportunity Fund—Class A	8,200	6,512
UBS U.S. Equity Opportunity Fund—Class C	3,729	—
UBS U.S. Large Cap Equity Fund—Class A	1,982	21
UBS U.S. Large Cap Equity Fund—Class C	2,552	—
UBS U.S. Small Cap Growth Fund—Class A	8,200	14,327
UBS U.S. Small Cap Growth Fund—Class C	2,965	209

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$618
UBS Global Sustainable Equity Fund	1,100
UBS U.S. Defensive Equity Fund	2,171
UBS U.S. Equity Opportunity Fund	6,361
UBS U.S. Large Cap Equity Fund	1,349
UBS U.S. Small Cap Growth Fund	4,424

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

The UBS Funds

Notes to financial statements

UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral at December 31, 2013 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Sustainable Equity Fund	$114,028	$116,450	$116,450
UBS U.S. Equity Opportunity Fund	1,853,992	1,918,799	1,918,799
UBS U.S. Large Cap Equity Fund	5,953,771	6,164,945	6,164,945
UBS U.S. Small Cap Growth Fund	44,290,513	45,367,777	45,367,777

6. Purchases and sales of securities

For the period ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund (long transactions)	$7,622,738	$9,367,953
UBS Equity Long-Short Multi-Strategy Fund (short sale transactions)	7,369,538	5,638,081
UBS Global Sustainable Equity Fund	21,870,809	22,265,298
UBS U.S. Defensive Equity Fund (long transactions)	6,760,670	9,291,842
UBS U.S. Defensive Equity Fund (short sale transactions)	2,323,231	1,290,640
UBS U.S. Equity Opportunity Fund	11,778,327	14,992,292
UBS U.S. Large Cap Equity Fund	55,237,987	61,391,974
UBS U.S. Small Cap Growth Fund	72,930,007	64,274,740

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2013 were as follows:

2013
Fund	Distributions paid from ordinary income
UBS Global Sustainable Equity Fund	$649,606
UBS U.S. Defensive Equity Fund	26,617
UBS U.S. Equity Opportunity Fund	333,244
UBS U.S. Large Cap Equity Fund	1,794,115

The UBS Funds

Notes to financial statements

The tax character of distributions paid and components of accumulated earnings / (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely as follows:

Fund	Short-term losses	Long-term losses
UBS Equity Long-Short Multi-Strategy Fund	$—	$170,608
UBS Global Sustainable Equity Fund	52,989	—

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Global Sustainable Equity Fund	$247,360	$12,259,376
UBS U.S. Defensive Equity Fund	8,110,289	12,503,688
UBS U.S. Equity Opportunity Fund	—	14,528,621
UBS U.S. Large Cap Equity Fund	—	144,537,733
UBS U.S. Small Cap Growth Fund	—	8,464,021

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term
UBS Equity Long-Short Multi-Strategy Fund	$—	$433,214
UBS U.S. Defensive Equity Fund	924	194,336
UBS U.S. Small Cap Growth Fund	653,955	—

As of and during the period ended December 31, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2013, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended December 31, 2013.

9. Shares of beneficial interest

For the period ended December 31, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,568	$117,156	—	$—	—	$—
Shares repurchased	(31,084)	(311,298)	(1,053)	(10,457)	(7,534)	(76,022)
Net decrease	(19,516)	$(194,142)	(1,053)	$(10,457)	(7,534)	$(76,022)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	87,997	$727,072	6	$49	11,981	$99,496
Shares repurchased	(75,494)	(625,954)	(317)	(2,490)	(123,330)	(1,013,972)
Dividends reinvested	14,790	119,798	1,280	10,226	36,386	295,461
Redemption fees	—	2	—	—	—	5
Net increase (decrease)	27,293	$220,918	969	$7,785	(74,963)	$(619,010)

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25,294	$292,937	2,220	$24,662	3,380	$39,908
Shares repurchased	(40,125)	(458,410)	(24,468)	(270,582)	(67,174)	(763,894)
Redemption fees	—	160	—	44	—	41
Net decrease	(14,831)	$(165,313)	(22,248)	$(245,876)	(63,794)	$(723,945)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,795	$358,516	3,255	$27,306	6,032	$48,791
Shares repurchased	(309,291)	(2,636,485)	(20,576)	(171,520)	(20,674)	(170,660)
Dividends reinvested	14,194	122,350	—	—	903	7,817
Redemption fees	—	4	—	—	—	—
Net decrease	(253,302)	$(2,155,615)	(17,321)	$(144,214)	(13,739)	$(114,052)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	51,141	$1,088,197	6,300	$128,813	366,997	$7,853,922
Shares repurchased	(66,189)	(1,429,617)	(3,143)	(64,015)	(670,005)	(14,537,642)
Dividends reinvested	2,940	64,232	232	4,885	72,254	1,583,799
Redemption fees	—	860	—	261	—	14,254
Net increase (decrease)	(12,108)	$(276,328)	3,389	$69,944	(230,754)	$(5,085,667)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	233,346	$5,293,849	13,129	$279,817	848,873	$20,192,889
Shares repurchased	(225,417)	(5,083,333)	(12,052)	(246,288)	(409,951)	(9,832,866)
Dividends reinvested	33,014	755,042	3,672	75,974	190,666	4,570,262
Redemption fees	—	1,459	—	129	—	8,024
Net increase	40,943	$967,017	4,749	$109,632	629,588	$14,938,309

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,397	$125,414	6,878	$64,871	—	$—
Shares repurchased	(150,124)	(1,435,730)	(29,518)	(269,902)	(83,158)	(787,437)
Redemption fees	—	35	—	8	—	216
Net decrease	(136,727)	$(1,310,281)	(22,640)	$(205,023)	(83,158)	$(787,221)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,594	$424,091	9,602	$73,918	46,547	$349,370
Shares repurchased	(185,747)	(1,352,570)	(36,597)	(268,982)	(473,056)	(3,482,556)
Dividends reinvested	22,828	168,244	2,238	16,293	60,955	450,456
Redemption fees	—	346	—	44	—	804
Net decrease	(107,325)	$(759,889)	(24,757)	$(178,727)	(365,554)	$(2,681,926)

The UBS Funds

Notes to financial statements

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,705	$75,758	5,811	$55,380	20,576	$194,042
Shares repurchased	(287,534)	(2,775,350)	(126,409)	(1,178,282)	(188,644)	(1,816,565)
Dividends reinvested	1,536	14,317	—	—	1,188	11,047
Redemption fees	—	365	—	120	—	138
Net decrease	(278,293)	$(2,684,910)	(120,598)	$(1,122,782)	(166,880)	$(1,611,338)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,441	$219,609	2,690	$19,283	4,297	$30,462
Shares repurchased	(1,061,493)	(7,345,464)	(121,071)	(808,897)	(68,220)	(467,345)
Dividends reinvested	41,120	276,332	384	2,535	2,367	15,975
Redemption fees	—	9	—	1	—	—
Net decrease	(988,932)	$(6,849,514)	(117,997)	$(787,078)	(61,556)	$(420,908)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,722	$1,123,135	11,712	$201,939	1,224,671	$22,333,693
Shares repurchased	(520,621)	(9,087,635)	(61,449)	(1,040,021)	(5,571,039)	(107,314,950)
Dividends reinvested	2,349	39,632	—	—	103,257	1,747,104
Redemption fees	—	726	—	173	—	11,881
Net decrease	(454,550)	$(7,924,142)	(49,737)	$(837,909)	(4,243,111)	$(83,222,272)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	382,244	$6,549,654	25,282	$411,257	2,998,179	$57,662,827
Shares repurchased	(663,409)	(11,538,713)	(29,257)	(467,672)	(1,155,373)	(21,374,300)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	2,026	—	170	—	7,905
Net increase (decrease)	(281,165)	$(4,987,033)	(3,975)	$(56,245)	1,842,806	$36,296,432

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to nonaffiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1174

UBS Asset
Allocation Funds

December 31, 2013

The UBS Funds—Asset Allocation

Semiannual Report

President's letter	1
Market commentary	3
Asset Allocation Funds
UBS Asset Growth Fund (formerly UBS Global Frontier Fund)	5
UBS Dynamic Alpha Fund	13
UBS Global Allocation Fund	31
UBS Multi-Asset Income Fund	44
Explanation of expense disclosure	59
Statement of assets and liabilities	62
Statement of operations	66
Statement of changes in net assets	68
Financial highlights	70
Notes to financial statements	77
General information	100

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President's letter

February 14, 2014

Dear Shareholder,

The importance of investment discipline to achieving better investment outcomes is well known to individual investors and financial advisors alike. But even the most disciplined investors, faced with breaking news or market-moving events, can sometimes be distracted from their long-term financial plans. The year 2013 and the early part of this year have offered no shortage of distractions. After the broad, steady market recoveries of the last several years, 2013 presented us with the much anticipated "great rotation" out of fixed income into risk assets. Although it didn't fully play out, this was set in motion by the Federal Reserve Board's (the "Fed") decision to "taper" its quantitative easing program ("QE") due to improving prospects for the American economy. Bond investors, some of whom may be risk averse, learned firsthand that it is possible for their fixed income investments to lose value when interest rates rise. Yet, they still seem to accept this tradeoff in exchange for the relative security of their principal, as evidenced by the number of investors with assets still in fixed income investments. In 2013, stocks rallied despite questions over what effects the taper and a change in leadership at the Fed would have on stock prices. While flows into equities improved, many investors didn't participate in this rally and are now faced with the decision of what to do next.

The financial advisor community and asset managers like UBS Global Asset Management understand the drivers of investor behavior and have collaborated to create solutions that help clients build and maintain diversified, well allocated portfolios. Integrated in these solutions are the core/traditional asset classes that have built and protected wealth for decades. Increasingly, however, wealth managers' and asset managers' solutions are including new diversifiers, designed to potentially enhance the likelihood that clients remain committed to their long-term financial plans through the markets' ups and downs. By offering solutions that help better diversify client portfolios, we aim to soften what can sometimes be a bumpy ride.

At UBS Global Asset Management, we are committed to traditional asset classes but have also enhanced our product offerings. We remain vigilant in adding value through active management in our core investment solutions. But, as I have mentioned in past letters, we were among the early leaders to evolve our product offering to meet the challenges to investment discipline described above. We launched these types of funds before the terms "liquid alternatives," "absolute return" or "multi-alternative funds" were well known in the investment vernacular. We have invested resources to better enable our investment professionals across equities, fixed income and multi-asset class solutions, to focus on improved investor outcomes. We continue to build strong track records in these areas, so that we can play an integral role in helping financial advisors meet their clients' needs by staying focused on investors' real, long-term objectives.

1

President's letter

The markets will undoubtedly continue to challenge investors' fortitude with respect to their commitment to their long-term financial plans. As we begin 2014, new distractions have arisen: concerns over emerging markets and uncertainty about security at the Olympic Games in Sochi, Russia, among others. As such, we understand that it is our responsibility to deliver sustained performance in our funds, enabling our clients to experience the outcomes they need. To help us stay focused on these challenges, we rely on our firm's culture, based on the foundations of client focus, excellence and sustained performance. We embrace this responsibility and these challenges and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Improving growth in the developed world

Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. Looking back, the Commerce Department reported that gross domestic product ("GDP") growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department's initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the "fed funds rate," which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank's meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month."

At its meeting that concluded on January 29, 2014, the Fed said it would further taper its asset purchases. Beginning in February 2014, the central bank will scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund ("IMF") stated that "Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed." From a regional perspective, the IMF anticipated that 2013 growth in the eurozone would contract 0.4%, but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in developed countries, the IMF projects that this gap is narrowing. The IMF projected that emerging market growth would moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China's economy was expected to grow 7.6% in 2013, versus 7.7% in 2012.

1  Based on the Commerce Department's third estimate announced on January 30, 2014, after the reporting period had ended.

2  The Fed's decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

3

The markets in review

Equities largely produce strong returns

Developed market equities produced outstanding results during the reporting period. In the US, generally positive economic data and corporate profits that often exceeded expectations supported the market. Volatility was elevated at times, due to moderating emerging market growth, geopolitical events and uncertainty regarding future central bank monetary policy. However, periodic setbacks were generally quickly replaced by solid demand from investors looking to generate incremental returns in the low interest rate environment. All told, the US stock market, as measured by the S&P 500 Index,3 gained 16.31% for the six months ended December 31, 2013 and ended the year at an all-time high. International developed equities, as measured by the MSCI EAFE Index (net),4 also rose sharply, gaining 17.94% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),5 generated less robust returns, gaining 7.70% over the same period. This was due to several factors, including decelerating emerging market growth, generally falling commodity prices and rising US interest rates.

Generally weak results for the fixed income market

The fortunes of the fixed income market were often tied to expectations regarding future Fed monetary policy. With the US economy gaining momentum and the Fed signaling a tapering of its asset purchases, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index,6 rose 0.43%. US taxable spread sectors (non-US Treasury fixed income securities) generated mixed results during the six months ended December 31, 2013. One notable standout was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index7 rose 5.83% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 rose 1.79%. This weaker performance was triggered by decelerating emerging market growth, higher US interest rates and periods of weak demand.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Asset Growth Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Asset Growth Fund (the "Fund") (previously UBS Global Frontier Fund) returned 11.12% (Class A shares returned 5.01% after the deduction of the maximum sales charge), while Class Y shares returned 11.21%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") returned 16.83%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 8; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Please note, the GSMI Mutual Fund Index was the Fund's secondary benchmark against which the Fund's portfolio was actively managed for the majority of the reporting period. Effective October 30, 2013, the Fund no longer utilizes the GSMI Mutual Fund Index. That said, the below comments regarding the Fund's performance are versus the GSMI Mutual Fund Index. For reference purposes, the GSMI Mutual Fund Index returned 10.64% for the six months ended December 31, 2013.

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Global Frontier Fund, which went into effect on October 30, 2013. Specifically:

•  The Fund's name was changed from UBS Global Frontier Fund to UBS Asset Growth Fund.

•  The Fund implemented a managed volatility strategy to seek to target a defined level of portfolio risk of 15% annual volatility or lower. The Fund may continue to use leverage to help implement the managed volatility strategy. While the Advisor will attempt to manage the Fund's volatility, there can be no guarantee that the Fund will achieve its target and the actual volatility may be higher or lower than 15% over any period.

•  The Fund's exposure to underlying asset classes will now be achieved primarily through passive index exposures and derivatives.

Please note, the transition of the Fund's portfolio largely occurred in December 2013.

The Fund produced a strong absolute return during the six-month reporting period, but underperformed the Index.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a direct negative impact on Fund performance. Various equity and fixed income options and futures were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives contributed to performance during the reporting period.

5

UBS Asset Growth Fund

Portfolio performance summary1

What worked

•  Overall, the Fund's fixed income positioning contributed to performance.

  – The Fund maintained an underweight to fixed income during the reporting period. This was beneficial, as the overall fixed income market performed poorly given the Federal Reserve Board's (the "Fed") indications that it would begin tapering its asset purchase program.

  – We tactically managed the Fund's duration and were generally short versus the GSMI Mutual Fund index. This was beneficial for results as interest rates moved higher during the reporting period.

•  Several of the Fund's currency strategies were positive for performance.

  – A short position in the Canadian dollar versus the US dollar contributed to results.

  – Our long position in the Polish zloty was beneficial during the reporting period.

  – The Fund's net long position in the euro was additive for performance.

•  The Fund's positioning in the equity market was beneficial in a number of cases.

  – An overweight to global equities was positive for performance, as it was the best performing asset class during the six months.

  – US large-cap core/value and US large-cap growth security selection was additive for results.

•  Leverage contributed to performance during the reporting period. The Fund maintained a leverage factor of approximately 25% through November 20, 2013. After this time, the underlying portfolio switched from UBS Global Allocation Fund to a global balanced asset allocation portfolio. As of the end of the six months, the total market exposure of the portfolio was 169% to achieve a volatility at or below the 15% risk target. Given that leverage magnifies returns on the upside and the downside, the positive impact from our equity exposure was amplified and benefited the Fund's results.

What didn't work

•  Overall, currency strategies were negative for performance. A short position in the New Zealand dollar versus the US dollar was the largest detractor from results during the six months.

•  Certain of the Fund's fixed income exposures detracted from results. In particular, while our allocation to high yield corporate bonds was additive for absolute results, the bonds lagged the GSMI Mutual Fund Index on a relative basis.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

6

UBS Asset Growth Fund

•  A bias toward non-US equities versus US equities detracted from results.

  – Our preference for international developed equities, largely in Europe, over US equities was not rewarded, as the former lagged their US counterparts.

  – An overweight to emerging market equities was negative for Fund performance. They generated weak results as growth decelerated in many developing countries, commodity prices generally declined and investor demand was often poor.

  – International core equity security selection was a drag on performance.

•  Overall, the Fund's positioning among risk assets was negative for performance.

  – We tactically adjusted the Fund's allocation to equities during the six months. When the reporting period began, 64% of the portfolio was allocated to equities, versus 65% for the GSMI Mutual Fund Index. While this exposure fluctuated during the reporting period, we ended with a 69% allocation to equities.

  – We started the reporting period with a 20% allocation to fixed income and an elevated cash exposure of 16%. This higher than normal cash position was due to our reducing the Fund's fixed income exposure in May and June 2013, prior to the beginning of the reporting period, in the wake of the Fed's comments about tapering its asset purchases. As the reporting period progressed, we redeployed our cash position into the fixed income and equity markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

7

UBS Asset Growth Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	11.12%	13.86%	15.19%	0.79%
Class C3	10.66	12.95	14.33	0.03
Class Y4	11.21	14.10	15.44	1.03
After deducting maximum sales charge
Class A2	5.01%	7.58%	13.90%	(0.09)%
Class C3	9.66	11.95	14.33	0.03
MSCI World Free Index (net)[5]	16.83%	26.68%	15.02%	3.14%
GSMI Mutual Fund Index[6]	10.64	13.25	11.46	4.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.06% and 1.56%; Class C—2.83% and 2.31%; Class Y—1.83% and 1.31%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Asset Growth Fund is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

8

UBS Asset Growth Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Investment companies
iShares Emerging Markets Local Currency Bond ETF	1.67%
iShares iBoxx $ High Yield Corporate Bond ETF	16.26
iShares iBoxx $ Investment Grade Corporate Bond ETF	14.67
iShares JP Morgan USD Emerging Markets Bond ETF	1.68
iShares MSCI Switzerland Capped ETF	1.74
iShares TIPS Bond ETF	3.32
SPDR Barclays Convertible Securities ETF	3.41
Total investment companies	42.75%
Short-term investments	44.01
Investment of cash collateral from securities loaned	16.17
Total investments	102.93%
Liabilities, in excess of cash and other assets	(2.93)
Net assets	100.00%

1  Figures represent the direct investments of UBS Asset Growth Fund. Figures might be different if a breakdown of the underlying investment companies was included.

9

UBS Asset Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Investment companies: 42.75%
iShares Emerging Markets Local Currency Bond ETF	11,552	$564,777
iShares iBoxx $ High Yield Corporate Bond ETF	59,052	5,484,750
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	43,330	4,948,719
iShares JP Morgan USD Emerging Markets Bond ETF[1]	5,256	568,489
iShares MSCI Switzerland Capped ETF[1]	17,789	586,859
iShares TIPS Bond ETF	10,186	1,119,441
SPDR Barclays Convertible Securities ETF[1]	24,646	1,151,708
Total investment companies (cost $14,468,888)		14,424,743
	Face Amount
Short-term investments: 44.01%
US government obligations: 20.74%
US Treasury Bills 0.040%, due 02/06/14[2]	$2,000,000	1,999,960
0.089%, due 04/24/14[2]	2,000,000	1,999,626
0.101%, due 05/29/14[2]	2,000,000	1,999,530
0.093%, due 05/01/14[2]	1,000,000	999,826
Total US government obligations (cost $6,998,223)		6,998,942
	Shares
Investment company: 23.27%
UBS Cash Management Prime Relationship Fund[3] (cost $7,850,088)	7,850,088	7,850,088
Total short-term investments (cost $14,848,311)		14,849,030
	Shares	Value
Investment of cash collateral from securities loaned: 16.17%
UBS Private Money Market Fund LLC[3] (cost $5,456,410)	5,456,410	$5,456,410
Total investments: 102.93% (cost $34,773,609)		34,730,183
Liabilities, in excess of cash and other assets: (2.93)%		(989,167)
Net assets: 100.00%		$33,741,016

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$31,195
Gross unrealized depreciation	(74,621)
Net unrealized depreciation of investments	$(43,426)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 12.

10

UBS Asset Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 23 contracts (USD)	March 2014	$2,782,302	$2,744,187	$(38,115)
Index futures buy contracts:
E-mini S&P 500 Index, 99 contracts (USD)	March 2014	8,754,298	9,113,445	359,147
EURO STOXX 50 Index, 216 contracts (EUR)	March 2014	8,789,314	9,235,459	446,145
FTSE 100 Index, 57 contracts (GBP)	March 2014	6,082,195	6,321,713	239,518
Mini MSCI Emerging Markets Index, 133 contracts (USD)	March 2014	6,614,556	6,761,720	147,164
SPI 200 Index, 23 contracts (AUD)	March 2014	2,612,291	2,730,354	118,063
TOPIX Index, 36 contracts (JPY)	March 2014	4,297,491	4,452,569	155,078
Currency futures buy contracts:
Australian Dollar, 10 contracts (USD)	March 2014	899,335	888,200	(11,135)
Euro, 17 contracts (USD)	March 2014	2,928,309	2,929,950	1,641
Great Britain Pound, 20 contracts (USD)	March 2014	2,045,945	2,069,750	23,805
Japanese Yen, 12 contracts (USD)	March 2014	1,462,542	1,425,450	(37,092)
Currency futures sell contracts:
Swiss Franc, 3 contracts (USD)	March 2014	(422,765)	(422,137)	628
Net unrealized appreciation on futures contracts				$1,404,847

Options written

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	8	$67,311
Options written	—	—
Options terminated in closing purchase transactions	(8)	(67,311)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment companies	$14,424,743	$—	$—	$14,424,743
Short-term investments	—	14,849,030	—	14,849,030
Investment of cash collateral from securities loaned	—	5,456,410	—	5,456,410
Futures contracts, net	1,404,847	—	—	1,404,847
Total	$15,829,590	$20,305,440	$—	$36,135,030

At December 31, 2013, there were no transfers between Level 1 and Level 2.

11

UBS Asset Growth Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

1  Security, or portion thereof, was on loan at December 31, 2013.

2  Interest rate is the discount rate at the date of purchase.

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Net realized gain during the six months ended 12/31/13	Change in net unrealized appreciation (depreciation) during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$8,739,483	$16,419,409	$17,308,804	$—	$—	$7,850,088	$3,712
UBS Private Money Market Fund LLC[a]	274,676	6,196,956	1,015,222	—	—	5,456,410	16
UBS Emerging Markets Equity Relationship Fund	4,625,410	—	4,763,744	65,878	72,456	—	—
UBS Global Corporate Bond Relationship Fund	—	835,000	855,550	20,550	—	—	—
UBS High Yield Relationship Fund	2,457,795	435,000	3,020,532	475,616	(347,879)	—	—
UBS International Equity Relationship Fund	5,251,216	—	5,901,640	1,860,481	(1,210,057)	—	—
	$21,348,580	$23,886,365	$32,865,492	$2,422,525	$(1,485,480)	$13,306,498	$3,728

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements
12

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 4.99% (Class A shares declined 0.83% after the deduction of the maximum sales charge), while Class Y shares returned 5.15%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 0.35% during the same time period, the MSCI World Free Index (net) returned 16.83% and the Citigroup One-Month US Treasury Bill Index returned 0.01%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 15; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to our market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

Portfolio performance summary1

What worked

•  Our long position in equities aided the Fund's results during the reporting period.

  – Net long positions in both developed and emerging market equities were additive for results.

  – A preference for Italian equities versus French equities was beneficial for the Fund's performance, as was our preference for Canadian versus Australian equities.

•  Overall, the Fund's fixed income positioning contributed to performance.

  – A long high yield bond position versus US Treasuries was beneficial. High yield spreads narrowed during the reporting period, given generally strong demand and improving fundamentals. In contrast, US Treasury yields moved higher (and their prices lower) as the economy gained momentum and the Federal Reserve Board (the "Fed") announced its intention to taper its asset purchases.

  – The Fund's allocation to short-dated Italian bonds was additive for performance.

  – Our short US Treasury position more than offset a long position in Australian bonds.

  – An allocation to investment grade corporate bonds, as well as security selection within the sector, enhanced the Fund's results.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

13

UBS Dynamic Alpha Fund

•  Several of the Fund's currency strategies were positive for performance.

  – A short position in the Canadian dollar versus the US dollar contributed to results.

  – Our long position in the Polish zloty was beneficial.

  – Our net long position in the euro was additive for the Fund's results.

•  Overall, the Fund's positioning among risk assets was positive for performance during the reporting period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. We began the six-month period with a 36% net equity exposure. We allowed this to drift higher, reaching a high in the upper-40% range. Prior to the Fed's final meeting of 2013, in December, we reduced the Fund's net equity exposure to 20%. Following the meeting, with clearer forward guidance on the path of tapering, we increased the allocation, ending the reporting period with a 33% net position.

  – The Fund began the reporting period with a 30% allocation to fixed income and had an elevated 34% cash exposure. This higher than normal cash position was due to our reducing the Fund's market exposure, particularly in fixed income in May and June 2013, prior to the beginning of the reporting period. The decision to reduce the Fund's market exposure was made in the wake of the Fed's comments about tapering its asset purchases. As the reporting period progressed, we redeployed our cash position into the fixed income and equity markets. At the end of the six-month period, the Fund's fixed income allocation was 64% and its cash position had fallen to 3%.

What didn't work

•  A bias toward non-US equities versus US equities detracted from results. The Fund's preference for international developed equities, largely in Europe, over US equities was not rewarded, as the former lagged their US counterparts.

•  While, as previously mentioned, several of the Fund's currency strategies were positive for performance, overall, the Fund's currency strategies were negative for results. A short position in the New Zealand dollar versus the US dollar was the largest detractor from the Fund's performance.

•  Certain of the Fund's fixed income exposures detracted from results.

  – Our long UK gilt versus German bund position was a negative for performance.

  – Our net long duration exposure was a drag on results given rising interest rates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

14

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	4.99%	5.76%	9.01%	3.42%
Class C3	4.49	4.98	8.20	2.63
Class Y4	5.15	6.06	9.27	3.73
After deducting maximum sales charge
Class A2	(0.83)%	0.00%	7.77%	2.77%
Class C3	3.49	3.98	8.20	2.63
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	0.35%	(0.19)%	1.57%	3.33%
MSCI World Free Index (net)[6]	16.83	26.68	15.02	6.48
Citigroup One-Month US Treasury Bill Index[7]	0.01	0.03	0.07	1.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.44% and 1.36%; Class C—2.20% and 2.11%; Class Y—1.13% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

15

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Buoni Poliennali Del Tesoro, 3.500%, due 11/01/17	2.2%
Buoni Poliennali Del Tesoro, 4.750%, due 08/01/23	2.2
Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	2.1
Government of Australia, 4.750%, due 06/15/16	1.9
Government of Australia, 4.250%, due 07/21/17	1.9
Government of Australia, 4.500%, due 04/15/20	1.9
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.7
Bank of America Corp., 1.500%, due 10/09/15	0.7
Buoni Poliennali Del Tesoro, 3.000%, due 04/01/14	0.5
Wachovia Corp., 5.750%, due 02/01/18	0.5
Total	14.6%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2013

Percentage of net assets
United States	21.5%
Italy	8.5
Australia	7.5
United Kingdom	7.3
Netherlands	4.0
Total	48.8%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund. Figures might be different if a breakdown of the underlying investment companies was included.

16

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Beverages	1.38%
Building materials	0.14
Capital markets	1.82
Chemicals	0.28
Commercial banks	8.68
Commercial services & supplies	0.42
Communications equipment	0.38
Computers & peripherals	0.39
Construction & engineering	0.27
Consumer finance	1.24
Containers & packaging	0.27
Diversified financial services	5.40
Diversified telecommunication services	2.85
Electric utilities	2.56
Energy equipment & services	0.29
Engineering & construction	0.29
Food & staples retailing	0.14
Food products	0.86
Gas utilities	0.87
Health care equipment & supplies	0.39
Health care providers & services	0.13
Hotels, restaurants & leisure	0.14
Industrial conglomerates	0.29
Insurance	4.00
Internet & catalog retail	0.07
IT services	0.16
Life sciences tools & services	0.05
Marine	0.21
Media	2.20
Metals & mining	1.38%
Multi-utilities	0.61
Oil, gas & consumable fuels	4.71
Pharmaceuticals	0.74
Real estate investment trust (REIT)	0.05
Real estate management & development	0.12
Road & rail	0.50
Software	0.36
Specialty retail	0.15
Thrifts & mortgage finance	0.24
Tobacco	1.95
Transportation infrastructure	0.39
Water utilities	0.10
Wireless telecommunication services	0.60
Total corporate bonds	48.07%
Collateralized debt obligation	0.00[2]
Mortgage & agency debt security	0.02
Non-US government obligations	12.78
Supranational bonds	0.55
Total bonds	61.42%
Short-term investments	22.37
Options purchased	1.19
Investment of cash collateral from securities loaned	0.37
Total investments	85.35%
Cash and other assets, less liabilities	14.65
Net assets	100.00%

1  Figures represent the direct investments of UBS Dynamic Alpha Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

17

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds: 61.42%
Corporate bonds: 48.07%
Australia: 1.71%
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$285,000	$289,771
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1]		1,130,000	1,161,961
National Australia Bank, 2.750%, due 03/09/17		1,050,000	1,088,178
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR	500,000	672,685
3.500%, due 10/09/18[1]		$400,000	401,975
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	245,000	379,651
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		$300,000	323,031
Transurban Finance Co. Pty Ltd., 2.500%, due 10/08/20	EUR	210,000	287,120
Westpac Banking Corp., 5.000%, due 10/21/19[2]	GBP	400,000	730,918
Total Australia corporate bonds			5,335,290
Belgium: 0.13%
Elia System Operator SA, 3.250%, due 04/04/28[2]	EUR	300,000	408,178
Bermuda: 0.19%
Bacardi Ltd., 2.750%, due 07/03/23[2]		440,000	592,730
Brazil: 0.30%
BRF SA, 3.950%, due 05/22/23[1]		$420,000	363,300
Vale SA, 5.625%, due 09/11/42		630,000	565,230
Total Brazil corporate bonds			928,530
Canada: 2.12%
Bank of Montreal, 1.300%, due 07/15/16		535,000	539,486
6.020%, due 05/02/18	CAD	415,000	444,696
Bank of Nova Scotia, 4.100%, due 06/08/17		615,000	614,861
Barrick Gold Corp., 4.100%, due 05/01/23		$285,000	257,609
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		420,000	422,999
3.400%, due 01/14/16	CAD	455,000	442,141
Greater Toronto Airports Authority, 6.980%, due 10/15/32		285,000	348,313
	Face amount		Value
Hydro One, Inc., 5.360%, due 05/20/36	CAD	285,000	$297,320
Nexen, Inc., 6.400%, due 05/15/37		$420,000	475,591
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	400,000	376,868
Suncor Energy, Inc., 6.500%, due 06/15/38		$525,000	611,173
Teck Resources Ltd., 5.400%, due 02/01/43[4]		250,000	228,037
Thomson Reuters Corp., 1.300%, due 02/23/17		520,000	517,706
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD	550,000	531,003
Total Capital Canada Ltd., 1.875%, due 07/09/20[2]	EUR	200,000	271,096
Xstrata Finance Canada Ltd., 2.700%, due 10/25/17[1]		$240,000	242,724
Total Canada corporate bonds			6,621,623
Cayman Islands: 1.09%
Hutchison Whampoa Europe Finance 13 Ltd., 3.750%, due 05/10/18[2,3,5]	EUR	320,000	427,017
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[1]		$550,000	664,532
Monumental Global Funding Ltd., 6.000%, due 01/30/14	GBP	250,000	415,609
New York Life Funding, 5.125%, due 02/03/15		300,000	518,519
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	550,000	819,459
Transocean, Inc., 6.800%, due 03/15/38		$375,000	417,380
XLIT Ltd., 5.250%, due 12/15/43		140,000	140,938
Total Cayman Islands corporate bonds			3,403,454
China: 0.18%
AIA Group Ltd., 1.750%, due 03/13/18[2]		560,000	546,683
Curacao: 0.12%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		390,000	382,520

18

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Denmark: 0.34%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[2]	EUR	450,000	$654,599
DONG Energy A/S, 4.875%, due 01/12/32[2]	GBP	250,000	415,918
Total Denmark corporate bonds			1,070,517
Finland: 0.22%
Teollisuuden Voima Oyj, 4.625%, due 02/04/19[2]	EUR	460,000	698,618
France: 1.70%
Autoroutes du Sud de la France SA, 5.625%, due 07/04/22		350,000	589,142
AXA SA, 5.250%, due 04/16/40[2,3]		300,000	440,667
BNP Paribas SA, 2.700%, due 08/20/18		$415,000	422,782
5.186%, due 06/29/15[2,3,5]		235,000	239,994
Credit Logement SA, 1.427%, due 03/16/14[2,3,5]	EUR	200,000	222,677
Dexia Credit Local SA, 5.375%, due 07/21/14[2]		595,000	836,424
EDF SA, 6.950%, due 01/26/39[1]		$250,000	305,448
Electricite De France, 5.250%, due 01/29/23[1,3,5]		490,000	487,305
Rhodia SA, 6.875%, due 09/15/20[1]		340,000	376,366
Total Capital International SA, 1.550%, due 06/28/17		1,055,000	1,055,227
Veolia Environnement SA, 6.750%, due 04/24/19	EUR	195,000	330,205
Total France corporate bonds			5,306,237
Germany: 0.88%
Allianz SE, 5.500%, due 01/15/14[3,5]		70,000	96,351
Mondi Consumer Packaging International AG, 9.750%, due 07/15/17[2]		560,000	840,297
Muenchener Rueckversicherungs AG, 6.000%, due 05/26/41[2,3]		900,000	1,432,055
RWE AG, 4.625%, due 09/28/15[2,3,5]		275,000	387,775
Total Germany corporate bonds			2,756,478
	Face amount		Value
Ireland: 0.42%
CRH Finance Ltd., 7.375%, due 05/28/14[2]	EUR	300,000	$423,312
GE Capital European Funding, 6.025%, due 03/01/38		390,000	704,062
Perrigo Co. PLC, 4.000%, due 11/15/23[1]		$200,000	196,219
Total Ireland corporate bonds			1,323,593
Italy: 1.45%
Assicurazioni Generali SpA, 4.875%, due 11/11/14[2]	EUR	195,000	277,345
Ei Towers SpA, 3.875%, due 04/26/18		285,000	401,916
Intesa Sanpaolo SpA, 3.625%, due 08/12/15[1]		$235,000	241,802
3.875%, due 01/16/18		320,000	327,674
4.375%, due 10/15/19[2]	EUR	500,000	731,310
Snam SpA, 3.875%, due 03/19/18[2]		560,000	832,704
Telecom Italia SpA, 6.125%, due 12/14/18		650,000	986,587
UniCredit SpA, 6.375%, due 05/02/23[2,3,4]		$690,000	721,659
Total Italy corporate bonds			4,520,997
Japan: 0.13%
Japan Tobacco, Inc., 2.100%, due 07/23/18[1]		250,000	249,309
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		160,000	158,073
Total Japan corporate bonds			407,382
Jersey, Channel Islands: 0.66%
AA Bond Co., Ltd., 4.720%, due 07/31/18[2]	GBP	275,000	472,404
Gatwick Funding Ltd., 5.250%, due 01/23/24[2]		250,000	442,976
Heathrow Funding Ltd., 6.750%, due 12/03/26		450,000	912,296
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,5]	EUR	170,000	245,387
Total Jersey, Channel Islands corporate bonds			2,073,063
Luxembourg: 0.40%
ArcelorMittal, 9.500%, due 02/15/15		$655,000	711,493

19

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Luxembourg—(Concluded)
Enel Finance International SA, 6.000%, due 10/07/39[1]		$450,000	$431,611
SES, 3.600%, due 04/04/23[1]		125,000	116,465
Total Luxembourg corporate bonds			1,259,569
Mexico: 0.34%
America Movil SAB de CV, 5.000%, due 03/30/20		695,000	756,813
Coca-Cola Femsa SAB de CV, 2.375%, due 11/26/18		300,000	297,471
Total Mexico corporate bonds			1,054,284
Netherlands: 3.99%
ABN Amro Bank NV, 4.875%, due 01/16/19[2]	GBP	350,000	624,694
Allianz Finance II BV, 4.375%, due 02/17/17[3,5]	EUR	395,000	565,138
British American Tobacco Holdings The Netherlands BV, 2.375%, due 01/19/23[2]		550,000	735,525
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[2]		540,000	735,515
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, due 02/08/22		$850,000	854,633
Deutsche Telekom International Finance BV, 4.000%, due 01/19/15	EUR	580,000	826,500
6.500%, due 04/08/22	GBP	170,000	329,748
E.ON International Finance BV, 6.650%, due 04/30/38[1]		$90,000	108,101
EDP Finance BV, 3.250%, due 03/16/15[2]	EUR	300,000	419,520
Generali Finance BV, 4.750%, due 05/12/14		100,000	139,420
Heineken NV, 2.125%, due 08/04/20[2]		545,000	739,560
Koninklijke KPN NV, 6.500%, due 01/15/16		550,000	836,823
LYB International Finance BV, 5.250%, due 07/15/43		$255,000	256,336
Nomura Europe Finance NV, 1.875%, due 05/29/18[2]	EUR	500,000	673,914
Petrobras Global Finance BV, 3.250%, due 04/01/19[2,4]		250,000	346,934
4.375%, due 05/20/23		$185,000	166,034
5.625%, due 05/20/43		90,000	73,688
	Face amount		Value
Repsol International Finance BV, 4.250%, due 02/12/16[2]	EUR	400,000	$584,638
4.750%, due 02/16/17		350,000	527,850
Royal Bank of Scotland NV, 0.942%, due 03/09/15[3]		$400,000	394,000
Siemens Financieringsmaatschappij NV, 6.125%, due 09/14/66[3]	GBP	260,000	466,059
SPP Infrastructure Financing BV, 3.750%, due 07/18/20[2]	EUR	205,000	290,724
TenneT Holding BV, 6.655%, due 06/01/17[3,5]		250,000	379,452
Volkswagen International Finance NV, 2.125%, due 01/19/15[2]		470,000	656,265
Ziggo BV, 3.625%, due 03/27/20[1]		530,000	729,695
Total Netherlands corporate bonds			12,460,766
Norway: 0.37%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	470,452
Statoil ASA, 3.125%, due 08/17/17		370,000	388,400
4.800%, due 11/08/43		295,000	298,036
Total Norway corporate bonds			1,156,888
Portugal: 0.14%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	300,000	424,007
Qatar: 0.11%
Qtel International Finance Ltd., 3.875%, due 01/31/28[1]		$400,000	339,000
South Korea: 0.24%
GS Caltex Corp., 5.500%, due 10/15/15[2]		700,000	747,089
Spain: 1.11%
Banco de Sabadell SA, 3.375%, due 01/23/18	EUR	200,000	286,020
BBVA Senior Finance SAU, 3.250%, due 03/21/16		100,000	142,757
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	483,588
Santander International Debt SAU, 4.625%, due 03/21/16[2]	EUR	1,000,000	1,468,524

20

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Spain—(Concluded)
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]	EUR	700,000	$1,067,247
Total Spain corporate bonds			3,448,136
Sweden: 0.79%
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$700,000	781,725
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		890,000	919,815
Telefonaktiebolaget LM Ericsson, 4.125%, due 05/15/22		440,000	427,667
Vattenfall AB, 6.750%, due 01/31/19	EUR	200,000	338,433
Total Sweden corporate bonds			2,467,640
Turkey: 0.07%
Coca-Cola Icecek AS, 4.750%, due 10/01/18[1]		$200,000	203,667
United Kingdom: 7.34%
Abbey National Treasury Services PLC, 1.750%, due 01/15/18[2]	EUR	540,000	744,200
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[2]	GBP	200,000	317,776
Arqiva Financing PLC, 4.040%, due 06/30/20[2]		525,000	863,798
4.882%, due 12/31/32[2]		250,000	408,876
Aviva PLC, 4.729%, due 11/28/14[3,5]	EUR	445,000	615,401
Barclays Bank PLC, 2.250%, due 05/10/17[1]		$660,000	680,130
5.750%, due 08/17/21[2]	GBP	255,000	478,268
6.625%, due 03/30/22[2]	EUR	250,000	404,778
BG Energy Capital PLC, 5.125%, due 12/07/17[2]	GBP	220,000	403,727
BP Capital Markets PLC, 1.375%, due 05/10/18		$410,000	397,925
2.750%, due 05/10/23		210,000	191,750
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP	350,000	683,218
BUPA Finance PLC, 6.125%, due 09/16/20[3,5]		250,000	432,203
Centrica PLC, 5.375%, due 10/16/43[1]		$200,000	197,328
	Face amount		Value
Diageo Capital PLC, 3.875%, due 04/29/43		$285,000	$245,139
Everything Everywhere Finance PLC, 4.375%, due 03/28/19[2]	GBP	345,000	586,648
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$470,000	470,210
HSBC Holdings PLC, 5.100%, due 04/05/21		855,000	950,289
6.500%, due 09/15/37		1,125,000	1,330,578
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]		620,000	613,069
4.500%, due 07/05/18[2]	EUR	800,000	1,221,082
9.000%, due 02/17/22[2]	GBP	170,000	372,355
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]		535,000	833,720
Lloyds Bank PLC, 1.025%, due 07/11/16[3]	EUR	265,000	357,269
6.500%, due 03/24/20[2]		260,000	414,313
7.500%, due 04/15/24	GBP	340,000	710,796
Lloyds Banking Group PLC, 5.875%, due 07/08/14	EUR	230,000	323,849
National Express Group PLC, 6.250%, due 01/13/17	GBP	200,000	362,662
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[2]		330,000	523,704
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		225,000	422,707
Royal Bank of Scotland PLC, 5.375%, due 09/30/19[2]	EUR	215,000	341,251
6.934%, due 04/09/18		260,000	405,969
Santander UK PLC, 5.000%, due 11/07/23[1]		$200,000	200,744
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,5]	GBP	172,000	294,496
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]		$930,000	830,732
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]		950,000	961,438
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[2]	GBP	248,102	439,957
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		400,000	697,448
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]		650,000	1,173,374

21

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]	GBP	200,000	$372,648
WPP PLC, 6.625%, due 05/12/16[2]	EUR	405,000	628,937
Total United Kingdom corporate bonds			22,904,762
United States: 21.46%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$665,000	736,132
ABB Finance USA, Inc., 2.875%, due 05/08/22		415,000	392,146
AbbVie, Inc., 2.900%, due 11/06/22		510,000	476,674
4.400%, due 11/06/42		305,000	284,466
Alcoa, Inc., 6.150%, due 08/15/20		530,000	571,184
Allstate Corp., 5.750%, due 08/15/53[3]		270,000	272,025
Alltel Corp., 7.875%, due 07/01/32		415,000	540,295
Altria Group, Inc., 4.250%, due 08/09/42		1,170,000	998,500
American Express Credit Corp., 1.300%, due 07/29/16		275,000	277,128
American International Group, Inc., 3.375%, due 08/15/20		545,000	548,170
American Tower Corp., 3.400%, due 02/15/19		160,000	162,889
Anadarko Petroleum Corp., 6.375%, due 09/15/17		975,000	1,119,367
Apache Corp., 4.750%, due 04/15/43		705,000	683,812
Apple, Inc., 3.850%, due 05/04/43		170,000	142,022
AT&T, Inc., 2.500%, due 03/15/23	EUR	310,000	412,193
5.550%, due 08/15/41		$515,000	522,653
Bank of America Corp., 1.500%, due 10/09/15		2,270,000	2,292,856
5.875%, due 02/07/42		285,000	325,952
Bank of New York Mellon Corp., 1.350%, due 03/06/18		1,065,000	1,042,592
Baxter International, Inc., 3.200%, due 06/15/23		655,000	625,754
BB&T Corp., 1.600%, due 08/15/17		280,000	277,501
	Face amount		Value
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		$245,000	$239,410
Boston Scientific Corp., 6.000%, due 01/15/20		510,000	585,496
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		715,000	706,123
Capital One Financial Corp., 1.000%, due 11/06/15		795,000	794,653
Chevron Corp., 2.355%, due 12/05/22		225,000	204,657
2.427%, due 06/24/20		215,000	209,208
Citigroup, Inc., 0.974%, due 05/31/17[3]	EUR	565,000	755,896
4.050%, due 07/30/22		$410,000	405,431
5.500%, due 02/15/17		425,000	468,280
6.000%, due 08/15/17		1,230,000	1,401,905
Coca-Cola Co., 1.800%, due 09/01/16		525,000	537,611
Comcast Corp., 5.700%, due 07/01/19		1,005,000	1,161,545
ConocoPhillips, 4.600%, due 01/15/15		525,000	547,247
DIRECTV Holdings LLC, 5.000%, due 03/01/21		840,000	882,428
Duke Energy Corp., 3.050%, due 08/15/22		510,000	484,422
Energy Transfer Partners LP, 6.050%, due 06/01/41		540,000	553,515
Enterprise Products Operating LLC, 4.850%, due 03/15/44		410,000	385,565
5.200%, due 09/01/20		285,000	317,027
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		400,000	408,540
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,170,000	1,216,002
Freeport-McMoRan Copper & Gold, Inc., 3.100%, due 03/15/20		350,000	340,036
3.875%, due 03/15/23		715,000	676,136
General Electric Capital Corp., 1.000%, due 12/11/15		765,000	771,129
4.375%, due 09/16/20		525,000	568,989
Series A, 6.750%, due 03/15/32		1,200,000	1,485,966
General Electric Co., 4.125%, due 10/09/42		245,000	226,345
Georgia Power Co., 0.750%, due 08/10/15		375,000	375,693
5.400%, due 06/01/40		380,000	396,713
Glencore Funding LLC, 2.500%, due 01/15/19[1]		425,000	411,535
22

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Goldman Sachs Group, Inc., 3.250%, due 02/01/23[2]	EUR	640,000	$888,425
4.375%, due 03/16/17[2]		900,000	1,344,275
Halliburton Co., 4.750%, due 08/01/43		$495,000	486,114
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		265,000	233,114
5.500%, due 03/30/20		275,000	309,089
Hewlett-Packard Co., 2.625%, due 12/09/14		1,045,000	1,062,363
International Business Machines Corp., 3.375%, due 08/01/23		525,000	511,510
JPMorgan Chase & Co., 1.800%, due 01/25/18		475,000	470,830
3.200%, due 01/25/23		2,460,000	2,332,144
Kellogg Co., 1.875%, due 11/17/16		385,000	391,607
Kinder Morgan Energy Partners LP, 2.650%, due 02/01/19		145,000	143,392
5.000%, due 03/01/43		485,000	447,632
Kraft Foods Group, Inc., 5.000%, due 06/04/42		400,000	394,317
Laboratory Corp. of America Holdings, 2.500%, due 11/01/18		220,000	216,975
Lincoln National Corp., 4.200%, due 03/15/22		680,000	692,934
Lorillard Tobacco Co., 6.875%, due 05/01/20[4]		110,000	126,948
Merck & Co., Inc., 6.550%, due 09/15/37		305,000	380,296
MetLife, Inc., 4.875%, due 11/13/43		580,000	569,235
Metropolitan Life Global Funding I, 2.375%, due 09/30/19[2]	EUR	1,053,000	1,471,578
Microsoft Corp., 2.625%, due 05/02/33		400,000	499,720
3.500%, due 11/15/42		$395,000	326,224
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	730,000	992,053
5.375%, due 02/10/20		$414,000	467,568
Monongahela Power Co., 5.400%, due 12/15/43[1]		220,000	228,506
	Face amount		Value
Morgan Stanley, 2.125%, due 04/25/18		$330,000	$327,154
4.750%, due 03/22/17		1,040,000	1,134,970
6.375%, due 07/24/42		220,000	257,682
Mosaic Co., 5.450%, due 11/15/33		250,000	254,712
Motorola Solutions, Inc., 6.000%, due 11/15/17		310,000	352,611
Mylan, Inc., 2.600%, due 06/24/18[1]		130,000	130,075
NBCUniversal Media LLC, 5.150%, due 04/30/20		620,000	693,002
NuStar Logistics LP, 4.800%, due 09/01/20		50,000	47,118
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		246,000	299,715
Oracle Corp., 2.250%, due 01/10/21	EUR	205,000	283,256
PacifiCorp, 6.000%, due 01/15/39		$475,000	550,270
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[2]	EUR	295,000	462,948
PepsiCo, Inc., 1.250%, due 08/13/17		$280,000	277,000
Philip Morris International, Inc., 1.750%, due 03/19/20	EUR	450,000	604,703
PNC Funding Corp., 2.700%, due 09/19/16		$375,000	391,149
PPL Capital Funding, Inc., 4.700%, due 06/01/43		255,000	229,699
Prudential Financial, Inc., 4.500%, due 11/15/20		950,000	1,019,152
QVC, Inc., 4.375%, due 03/15/23		250,000	233,735
Republic Services, Inc., 5.250%, due 11/15/21		875,000	953,964
Reynolds American, Inc., 6.150%, due 09/15/43		430,000	464,337
6.750%, due 06/15/17		610,000	698,243
SABMiller Holdings, Inc., 1.875%, due 01/20/20[2]	EUR	500,000	676,644
Sempra Energy, 6.000%, due 10/15/39		$415,000	455,862
SLM Corp., 6.250%, due 01/25/16		650,000	702,000
Southwestern Electric Power Co., 6.200%, due 03/15/40		555,000	604,871
SunTrust Banks, Inc., 2.350%, due 11/01/18		320,000	318,305
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]		360,000	309,363

23

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Thermo Fisher Scientific, Inc., 4.150%, due 02/01/24	$80,000	$79,240
5.300%, due 02/01/44	80,000	80,894
Time Warner Cable, Inc., 5.000%, due 02/01/20	990,000	1,005,205
Time Warner, Inc., 5.350%, due 12/15/43	290,000	293,692
Travelers Cos., Inc., 4.600%, due 08/01/43	110,000	107,476
Union Pacific Corp., 4.750%, due 12/15/43	95,000	92,541
US Bancorp, 1.650%, due 05/15/17	515,000	516,083
Valero Energy Corp., 6.625%, due 06/15/37	515,000	587,478
Verizon Communications, Inc., 2.500%, due 09/15/16	790,000	816,888
4.500%, due 09/15/20	410,000	438,932
6.550%, due 09/15/43	980,000	1,146,560
Viacom, Inc., 2.500%, due 09/01/18	95,000	95,766
Virginia Electric and Power Co., 6.000%, due 05/15/37	265,000	309,574
Wachovia Corp., 5.750%, due 02/01/18	1,330,000	1,533,594
Waste Management, Inc., 6.125%, due 11/30/39	320,000	365,597
WEA Finance LLC, 5.750%, due 09/02/15[1]	350,000	377,519
WellPoint, Inc., 5.100%, due 01/15/44[4]	200,000	198,329
WM Wrigley Jr Co., 2.000%, due 10/20/17[1]	80,000	79,778
Xcel Energy, Inc., 4.700%, due 05/15/20	240,000	263,394
4.800%, due 09/15/41	230,000	223,971
Yum! Brands, Inc., 5.350%, due 11/01/43	460,000	446,958
Total United States corporate bonds		67,000,672
Virgin Islands, British: 0.07%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]	250,000	229,021
Total corporate bonds (cost $146,726,340)		150,071,394
	Face amount		Value
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (cost $8,111,048)		$8,000,000	$8,000
Mortgage & agency debt security: 0.02%
United States: 0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.765%, due 04/25/35[3] (cost $104,036)		849,606	51,676
Non-US government obligations: 12.78%
Australia: 5.76%
Government of Australia, 4.250%, due 07/21/17	AUD	6,482,000	6,012,864
4.500%, due 04/15/20		6,376,000	5,954,616
4.750%, due 06/15/16		6,440,000	6,018,009
			17,985,489
Italy: 7.02%
Buoni Poliennali Del Tesoro, 3.000%, due 04/01/14	EUR	1,195,000	1,653,056
3.500%, due 11/01/17		4,728,000	6,787,709
3.750%, due 08/01/16		4,630,000	6,705,839
4.750%, due 08/01/23[2]		4,604,000	6,763,656
			21,910,260
Total Non-US government obligations (cost $38,795,845)			39,895,749
Supranational bonds: 0.55%
Asian Development Bank, 1.000%, due 12/15/15		250,000	415,341
European Investment Bank, 3.000%, due 12/07/15		275,000	473,789
Inter-American Development Bank, 0.625%, due 12/15/15		275,000	453,428
International Finance Corp., 0.625%, due 12/15/15		225,000	371,080
Total supranational bonds (cost $1,622,717)			1,713,638
Total bonds (cost $195,359,986)			191,740,457

24

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face Amount	Value
Short-term investments: 22.37%
US government obligations: 19.99%
US Treasury Bills 0.105%, due 05/29/14[8]	$31,300,000	$31,292,645
0.098%, due 05/01/14[8] (cost $62,402,321)	31,126,000	31,120,584
		62,413,229
	Shares
Investment company: 2.38%
UBS Cash Management Prime Relationship Fund[9] (cost $7,419,813)	7,419,813	7,419,813
Total short-term investments (cost $69,822,134)		69,833,042
	Number of contracts
Options purchased: 1.19%
Call options: 1.19%
E-mini S&P 500 Index, strike @ USD 1,750, expires March 2014	87	940,035
EURO STOXX 50 Index, strike @ EUR 3,000, expires March 2014	382	844,506
FTSE 100 Index, strike @ GBP 7,000, expires March 2014	155	85,985
Hong Kong Hang Seng Index, strike @ HKD 23,600, expires March 2014	219	749,836
S&P 500 Index, strike @ USD 1,825, expires March 2014	210	1,092,000
	Notional Amount	Value
Options purchased on credit default swaps on credit indicies[7]: 0.00%[6]
Expiring 03/19/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 21 Index and the Fund pays quarterly fixed rate of net 1.000% per annum. Underlying credit default swap terminating 12/20/18. European style. Counterparty: GSI	$3,765,000	$2,820
Total options purchased (cost $2,346,077)		3,715,182
	Shares
Investment of cash collateral from securities loaned: 0.37%
UBS Private Money Market Fund LLC[9] (cost $1,158,890)	1,158,890	1,158,890
Total investments: 85.35% (cost $268,687,087)		266,447,571
Cash and other assets, less liabilities: 14.65%		45,741,624
Net assets: 100.00%		$312,189,195

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$8,903,800
Gross unrealized depreciation	(11,143,316)
Net unrealized depreciation of investments	$(2,239,516)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 29.

25

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CHF	20,860,000	USD	23,122,925	03/11/14	$(274,162)
BB	GBP	16,290,000	USD	26,634,997	03/11/14	(327,869)
BB	USD	5,967,778	NOK	36,630,000	03/11/14	56,593
CIBC	EUR	47,665,000	USD	64,787,698	03/11/14	(783,613)
HSBC	USD	5,997,187	PLN	18,635,000	03/11/14	145,801
JPMCB	AUD	35,630,000	USD	31,980,419	03/11/14	304,720
JPMCB	CLP	3,139,000,000	USD	5,821,588	03/11/14	(107,619)
JPMCB	HKD	12,495,000	USD	1,611,889	03/11/14	406
JPMCB	USD	2,083,075	EUR	1,525,000	03/11/14	14,821
JPMCB	USD	1,086,937	GBP	665,000	03/11/14	13,757
JPMCB	USD	2,175,960	JPY	222,800,000	03/11/14	(59,597)
JPMCB	USD	6,242,504	KRW	6,662,000,000	03/11/14	43,406
JPMCB	USD	5,099,783	MXN	67,540,000	03/11/14	45,485
JPMCB	USD	5,109,966	PHP	223,050,000	03/11/14	(79,405)
JPMCB	USD	5,845,980	ZAR	61,670,000	03/11/14	(23,408)
MSCI	AUD	2,150,000	USD	1,914,154	03/11/14	2,766
SSB	CAD	16,190,000	USD	15,152,082	03/11/14	(64,275)
SSB	NZD	38,350,000	USD	31,202,902	03/11/14	(185,103)
SSB	SEK	43,410,000	USD	6,657,924	03/11/14	(83,565)
SSB	USD	1,602,978	CHF	1,420,000	03/11/14	(10,272)
Net unrealized depreciation on forward foreign currency contracts						$(1,371,133)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 143 contracts (USD)	March 2014	$(31,488,878)	$(31,433,188)	$55,690
5 Year US Treasury Notes, 260 contracts (USD)	March 2014	(31,426,418)	(31,021,250)	405,168
10 Year US Treasury Notes, 121 contracts (USD)	March 2014	(15,176,962)	(14,888,672)	288,290
Index futures buy contracts:
EURO STOXX 50 Index, 602 contracts (EUR)	March 2014	25,125,167	25,739,568	614,401
FTSE 100 Index, 114 contracts (GBP)	March 2014	12,636,069	12,643,427	7,358
FTSE MIB Index, 86 contracts (EUR)	March 2014	10,778,001	11,254,258	476,257
MSCI Taiwan Index, 165 contracts (USD)	January 2014	4,886,442	5,002,800	116,358
S&P Toronto Stock Exchange 60 Index, 106 contracts (CAD)	March 2014	14,980,865	15,584,919	604,054
TOPIX Index, 40 contracts (JPY)	March 2014	4,767,652	4,947,298	179,646
Index futures sell contracts:
CAC 40 Euro Index, 187 contracts (EUR)	January 2014	(10,535,151)	(11,058,145)	(522,994)
SPI 200 Index, 74 contracts (AUD)	March 2014	(8,335,058)	(8,784,618)	(449,560)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 397 contracts (AUD)	March 2014	38,403,120	38,477,449	74,329
Euro-Bobl, 14 contracts (EUR)	March 2014	2,407,631	2,396,497	(11,134)
Long Gilt, 84 contracts (GBP)	March 2014	15,139,356	14,822,475	(316,881)
Interest rate futures sell contracts:
Euro-Bund, 75 contracts (EUR)	March 2014	(14,513,125)	(14,359,213)	153,912
Long Gilt, 11 contracts (GBP)	March 2014	(1,975,573)	(1,941,038)	34,535
Net unrealized appreciation on futures contracts				$1,709,429

26

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(3,054,018)	$(3,054,018)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	5,490,371	5,490,371
						$—	$2,436,353	$2,436,353

Credit default swaps on corporate issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Next PLC bond, 5.375%, due 10/26/21	EUR	300,000	03/20/18	1.000%	$(2,745)	$(10,920)	$(13,665)
CITI	Imperial Tobacco Group PLC bond, 6.250%, due 12/04/18	EUR	1,020,000	03/20/18	1.000	(2,131)	(29,180)	(31,311)
GSI	Gas Natural Capital Markets SA bond, 4.500%, due 01/27/20	EUR	635,000	09/20/18	1.000	(38,870)	(4,916)	(43,786)
GSI	Iberdrola Finanzas SAU bond, 3.500%, due 06/22/15	EUR	635,000	09/20/18	1.000	(38,870)	(5,509)	(44,379)
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	590,000	09/20/18	1.000	(7,464)	(14,652)	(22,116)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	10,387	(22,175)	(11,788)
JPMCB	Holcim Ltd bond, 4.375%, due 12/09/14	EUR	630,000	06/20/18	1.000	(14,240)	(6,451)	(20,691)
JPMCB	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	305,000	09/20/18	1.000	363	(8,268)	(7,905)
JPMCB	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	325,000	03/20/20	1.000	733	(435)	298
						$(92,837)	$(102,506)	$(195,343)

27

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

Credit default swaps on corporate issues—sell protection13

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	595,000	06/20/17	1.000%	$1,840	$14,392	$16,232	0.499%
JPMCB	Linde Finance BV bond, 5.875%, due 04/24/23	EUR	585,000	03/20/18	1.000	(11,630)	24,199	12,569	0.289
JPMCB	Standard Chartered Bank PLC bond, 0.782%, due 10/15/14	EUR	305,000	09/20/18	1.000	8,537	804	9,341	0.965
JPMCB	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD	415,000	12/20/18	1.000	15,157	(17,157)	(2,000)	1.891
JPMCB	Barclays Bank PLC bond, 1.788%, due 10/27/15	EUR	325,000	03/20/20	1.000	6,006	(2,058)	3,948	1.084
						$19,910	$20,180	$40,090

Centrally cleared credit default swap on credit indices—buy protection11

Referenced index[12]	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD	63,200,000	06/20/18	1.000%	$(1,277,535)	$(1,069,302)

Centrally cleared credit default swap on credit indices—sell protection13

Referenced index[12]	Notional amount		Termination date	Payments received by the Fund[10]	Value	Unrealized appreciation	Credit spread[14]
CDX.NA.HY.Series 20 Index	USD	61,700,000	06/20/18	5.000%	$5,964,179	$2,067,196	2.662%

Options written

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	—	$—
Options written	447	756,516
Options terminated in closing purchase transactions	(447)	(756,516)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	—	$—

28

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$150,071,394	$—	$150,071,394
Collateralized debt obligation	—	—	8,000	8,000
Mortgage & agency debt security	—	51,676	—	51,676
Non-US government obligations	—	39,895,749	—	39,895,749
Supranational bonds	—	1,713,638	—	1,713,638
Short-term investments	—	69,833,042	—	69,833,042
Options purchased	3,712,362	2,820	—	3,715,182
Investment of cash collateral from securities loaned	—	1,158,890	—	1,158,890
Forward foreign currency contracts, net	—	(1,371,133)	—	(1,371,133)
Futures contracts, net	1,709,429	—	—	1,709,429
Swap agreements, net	—	7,040,671	—	7,040,671
Total	$5,421,791	$268,396,747	$8,000	$273,826,538

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligation	Total
Assets
Beginning balance	$8,000	$8,000
Purchases	—	0
Issuances	—	0
Sales	—	0
Accrued discounts (premiums)	(1,903)	(1,903)
Total realized gain	—	0
Change in net unrealized appreciation/depreciation	1,903	1,903
Transfers into Level 3	—	0
Transfers out of Level 3	—	0
Ending balance	$8,000	$8,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at December 31, 2013 was $1,903.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $13,810,843 or 4.42% of net assets.

29

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2013 (unaudited)

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $46,591,784 or 14.92% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2013 and changes periodically.

4  Security, or portion thereof, was on loan at December 31, 2013.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Amount represents less than 0.005%.

7  Illiquid investment. At December 31, 2013, the value of these investments amounted to $10,280 or 0.00% of net assets.

8  Interest rate is the discount rate at the date of purchase.

9  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$124,331,234	$76,175,965	$193,087,386	$7,419,813	$7,066
UBS Private Money Market Fund LLC[a]	851,700	8,421,260	8,114,070	1,158,890	45
	$125,182,934	$84,597,225	$201,201,456	$8,578,703	$7,111

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Payments made or received are based on the notional amount.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements
30

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Global Allocation Fund (the "Fund") returned 8.61% (Class A shares returned 2.63% after the deduction of the maximum sales charge), while Class Y shares returned 8.76%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 10.64% during the same time period. For comparison purposes, the Russell 3000 Index returned 17.09%, the MSCI World Free Index (net) returned 16.83%, and the Citigroup World Government Bond Index returned 1.77% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period, but lagged the Index. Performance was primarily due to our market allocation strategy and currency positioning.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a direct negative impact on Fund performance. We used a variety of equity and fixed income options and futures to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked

•  Overall, the Fund's fixed income positioning contributed to performance.

  – The Fund maintained an underweight to fixed income during the reporting period. This was beneficial for performance, as the overall fixed income market performed poorly given the Federal Reserve Board's (the "Fed") indications that it would begin tapering its asset purchase program.

  – We tactically managed the Fund's duration and were generally short versus the Index. This was beneficial for performance, as interest rates moved higher during the reporting period.

•  Several of the Fund's currency strategies were positive for performance.

  – A short position in the Canadian dollar versus the US dollar contributed to results.

  – Our long position in the Polish zloty was beneficial during the reporting period.

  – The Fund's net long position in the euro was additive for performance.

•  The Fund's positioning in the equity market was beneficial in a number of cases.

  – An overweight to global equities was positive for performance, as it was the best performing asset class during the six months.

  – US large-cap core/value and US large-cap growth security selection was additive for results.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

31

UBS Global Allocation Fund

What didn't work

•  Overall, currency strategies were negative for performance. A short position in the New Zealand dollar versus the US dollar was the largest detractor from results during the six months.

•  Certain of the Fund's fixed income exposures detracted from results. In particular, while our allocation to high yield corporate bonds was additive for absolute results, the bonds lagged the Index on a relative basis.

•  A bias toward non-US equities versus US equities detracted from results.

  – Our preference for international developed equities, largely in Europe, over US equities was not rewarded, as the former lagged their US counterparts.

  – An overweight to emerging market equities was negative for Fund performance. They generated weak results, as growth decelerated in many developing countries, commodity prices generally declined, and investor demand was often poor.

  – Our international core equity security selection was a drag on performance.

•  Overall, the Fund's positioning among risk assets was negative for performance.

  – We tactically adjusted the Fund's allocation to equities during the six months. When the reporting period began, 64% of the portfolio was allocated to equities, versus 65% for the benchmark. While this exposure fluctuated during the reporting period, we ended with a 66% allocation to equities.

  – We began the reporting period with a 20% allocation to fixed income and an elevated cash exposure of 16%. This higher than normal cash position was due to our reducing the Fund's fixed income exposure in May and June 2013, prior to the beginning of the reporting period, in the wake of the Fed's comments about tapering its asset purchases. As the reporting period progressed, we redeployed our cash position into the fixed income and equity markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

32

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.61%	10.30%	11.60%	4.78%
Class C2	8.06	9.31	10.71	3.96
Class Y3	8.76	10.53	11.91	5.08
After deducting maximum sales charge
Class A1	2.63%	4.25%	10.34%	4.19%
Class C2	7.06	8.31	10.71	3.96
Russell 3000 Index[4]	17.09%	33.55%	18.71%	7.88%
MSCI World Free Index (net)[5]	16.83	26.68	15.02	6.98
Citigroup World Government Bond Index[6]	1.77	(4.00)	2.28	4.15
GSMI Mutual Fund Index[7]	10.64	13.25	11.46	6.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.36% and 1.36%; Class C—2.14% and 2.14%; Class Y—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2014, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

33

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Apple, Inc.	0.8%
Novartis AG	0.8
Nestle SA	0.7
Bayer AG	0.7
Toyota Motor Corp.	0.7
BP PLC	0.6
Carrefour SA	0.5
Imperial Tobacco Group PLC	0.5
Check Point Software Technologies Ltd.	0.5
Vodafone Group PLC	0.5
Total	6.3%

Country exposure by issuer, top five (unaudited)2

As of December 31, 2013

Percentage of net assets
United States	20.5%
United Kingdom	6.4
Japan	6.0
Germany	3.9
Switzerland	2.4
Total	39.2%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Government of Australia, 5.750%, due 05/15/21	1.2%
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.9
US Treasury Notes, 0.125%, due 12/31/14	0.8
Government of Finland, 4.375%, due 07/04/19	0.8
US Treasury Notes, 0.750%, due 12/31/17	0.6
Kingdom of Sweden, 5.000%, due 12/01/20	0.6
US Treasury Notes, 2.500%, due 04/30/15	0.6
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.6
Bundesobligation, 1.250%, due 10/14/16	0.6
US Treasury Notes, 0.250%, due 11/30/14	0.4
Total	7.1%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States: 27.8%, United Kingdom: 6.8%, Japan: 6.0%, Germany: 3.9% and China: 2.5%.

34

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	0.46%
Air freight & logistics	0.01
Airlines	0.60
Auto components	0.25
Automobiles	1.30
Beverages	0.72
Biotechnology	0.85
Building products	0.30
Capital markets	1.09
Chemicals	1.14
Commercial banks	2.96
Commercial services & supplies	0.13
Communications equipment	0.18
Computers & peripherals	0.92
Construction & engineering	0.04
Construction materials	0.53
Consumer finance	0.31
Diversified financial services	1.10
Diversified telecommunication services	0.43
Electric utilities	0.28
Electrical equipment	0.42
Electronic equipment, instruments & components	0.48
Energy equipment & services	1.02
Food & staples retailing	0.61
Food products	1.57
Health care equipment & supplies	0.26
Health care providers & services	0.44
Hotels, restaurants & leisure	0.75
Household durables	0.44
Industrial conglomerates	0.91
Insurance	2.85
Internet & catalog retail	0.64
Internet software & services	0.75
IT services	0.47
Leisure equipment & products	0.25
Life sciences tools & services	0.06
Machinery	0.74
Marine	0.24
Media	1.35
Metals & mining	1.24
Multiline retail	0.27%
Multi-utilities	0.40
Oil, gas & consumable fuels	2.18
Paper & forest products	0.11
Personal products	0.46
Pharmaceuticals	3.11
Professional services	0.25
Real estate investment trust (REIT)	0.39
Real estate management & development	0.34
Road & rail	0.74
Semiconductors & semiconductor equipment	1.46
Software	1.60
Specialty retail	0.28
Textiles, apparel & luxury goods	0.80
Tobacco	0.75
Trading companies & distributors	0.45
Wireless telecommunication services	1.22
Total common stocks	43.90%
Bonds
Mortgage & agency debt securities	0.13
US government obligations	3.91
Non-US government obligations	7.78
Total bonds	11.82%
Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	2.13
UBS Emerging Markets Equity Relationship Fund	6.97
UBS Global Corporate Bond Relationship Fund	2.11
UBS High Yield Relationship Fund	7.52
Total investment companies	18.73%
Warrant	0.04
Short-term investment	21.67
Investment of cash collateral from securities loaned	2.91
Total investments	99.07%
Cash and other assets, less liabilities	0.93
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

35

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 43.90%
Australia: 0.20%
Westfield Group	148,607	$1,338,854
Brazil: 0.12%
AMBEV SA ADR	10,000	73,500
BRF SA	7,700	160,740
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR[1]	4,000	178,680
Cielo SA	12,700	353,398
Cosan Ltd., Class A	4,000	54,880
Total Brazil common stocks		821,198
Canada: 1.50%
Canadian Oil Sands Ltd.	93,000	1,749,249
Canadian Pacific Railway Ltd.	1,600	242,112
Lightstream Resources Ltd.[1]	103,675	573,885
Lululemon Athletica, Inc.*	6,000	354,180
Petrobank Energy & Resources Ltd.*	101,000	33,279
Royal Bank of Canada	49,000	3,294,036
Suncor Energy, Inc.	71,400	2,503,117
Teck Resources Ltd., Class B	46,100	1,199,967
Total Canada common stocks		9,949,825
China: 1.43%
AIA Group Ltd.	620,917	3,114,875
Airtac International Group	12,000	97,438
Angang Steel Co., Ltd., H Shares*	138,000	102,508
Baidu, Inc. ADR*	3,620	643,926
Brilliance China Automotive Holdings Ltd.	324,000	528,141
China Overseas Land & Investment Ltd.	18,000	50,604
China Railway Group Ltd., H Shares	487,000	251,215
China Shenhua Energy Co., Ltd., H Shares	70,000	220,716
China Unicom Hong Kong Ltd.	52,000	77,789
CIMC Enric Holdings Ltd.	124,000	199,889
Guangzhou Automobile Group Co., Ltd., H Shares	70,000	76,551
Industrial & Commercial Bank of China Ltd., H Shares	251,000	169,614
Jardine Matheson Holdings Ltd.	36,800	1,925,008
Kerry Logistics Network Ltd.*	33,000	46,898
Kingboard Chemical Holdings Ltd.	22,000	57,452
Minth Group Ltd.	44,000	91,356
Ping An Insurance Group Co. of China Ltd., H Shares	63,500	568,726
Shimao Property Holdings Ltd.	71,500	164,313
Sohu.com, Inc.*[1]	2,500	182,325
	Shares	Value
Tencent Holdings Ltd.	9,300	$593,191
ZTE Corp., H Shares*	140,600	279,231
Total China common stocks		9,441,766
Denmark: 0.24%
AP Moeller - Maersk A/S, Class B	144	1,562,750
Finland: 0.44%
Sampo Oyj, Class A	58,788	2,888,843
France: 1.09%
Carrefour SA	85,762	3,399,084
Peugeot SA*	128,575	1,669,400
Schneider Electric SA	24,835	2,166,093
Total France common stocks		7,234,577
Germany: 2.15%
Bayer AG	31,072	4,357,929
Deutsche Bank AG	44,488	2,122,184
E.ON SE	84,391	1,557,437
HeidelbergCement AG	29,536	2,240,892
Infineon Technologies AG	214,182	2,286,486
ThyssenKrupp AG*	69,133	1,682,430
Total Germany common stocks		14,247,358
India: 0.06%
Dr Reddy's Laboratories Ltd. ADR	9,300	381,579
Indonesia: 0.02%
Adaro Energy Tbk PT	438,500	39,274
Harum Energy Tbk PT	125,000	28,246
Media Nusantara Citra Tbk PT	233,500	50,364
Tambang Batubara Bukit Asam Persero Tbk PT	31,500	26,401
Total Indonesia common stocks		144,285
Ireland: 0.75%
Mallinckrodt PLC*	9,000	470,340
Ryanair Holdings PLC ADR*	36,500	1,712,945
Shire PLC	58,497	2,762,678
Total Ireland common stocks		4,945,963
Israel: 0.68%
Check Point Software Technologies Ltd.*	51,600	3,329,232
Mellanox Technologies Ltd.*[1]	19,700	787,409
Teva Pharmaceutical Industries Ltd. ADR	10,316	413,465
Total Israel common stocks		4,530,106

36

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Continued)
Italy: 0.28%
Intesa Sanpaolo SpA	755,993	$1,865,795
Japan: 5.97%
Asahi Glass Co., Ltd.[1]	216,000	1,341,411
Astellas Pharma, Inc.	38,600	2,283,525
Bridgestone Corp.	36,400	1,375,672
Hitachi Ltd.	248,000	1,874,542
ITOCHU Corp.	240,600	2,967,804
Japan Airlines Co., Ltd.	40,100	1,976,251
KDDI Corp.	53,100	3,262,340
Mitsubishi UFJ Financial Group, Inc.	449,700	2,963,553
ORIX Corp.	159,600	2,799,176
Panasonic Corp.	212,000	2,464,039
Sankyo Co., Ltd.	36,000	1,657,962
Shin-Etsu Chemical Co., Ltd.	35,900	2,093,115
Shiseido Co., Ltd.	144,900	2,326,711
Sumitomo Realty & Development Co., Ltd.	32,000	1,589,213
THK Co., Ltd.	93,000	2,317,273
Tokio Marine Holdings, Inc.	55,700	1,859,135
Toyota Motor Corp.	71,200	4,340,556
Total Japan common stocks		39,492,278
Luxembourg: 0.03%
Ternium SA ADR	6,200	194,060
Macau: 0.20%
Melco Crown Entertainment Ltd. ADR*	15,100	592,222
Sands China Ltd.	91,200	745,073
Total Macau common stocks		1,337,295
Malaysia: 0.07%
Axiata Group Bhd	79,100	166,628
Malayan Banking Bhd	13,700	41,575
Sapurakencana Petroleum Bhd*	149,800	224,094
Total Malaysia common stocks		432,297
Mexico: 0.22%
Alfa SAB de CV, Class A	118,000	330,959
Alsea SAB de CV	96,000	299,915
Cemex SAB de CV ADR*[1]	15,452	182,797
Grupo Financiero Banorte SAB de CV, Class O	68,000	475,815
Grupo Televisa SAB ADR	6,300	190,638
Total Mexico common stocks		1,480,124
Netherlands: 1.40%
Aegon NV	189,243	1,786,464
Heineken NV	29,538	1,994,387
	Shares	Value
Koninklijke DSM NV	33,070	$2,600,460
NXP Semiconductor NV*	18,100	831,333
Wolters Kluwer NV	72,748	2,076,147
Total Netherlands common stocks		9,288,791
Norway: 0.41%
Telenor ASA	114,060	2,719,252
Panama: 0.03%
Copa Holdings SA, Class A	1,200	192,132
Philippines: 0.10%
Alliance Global Group, Inc.	565,000	328,441
Metropolitan Bank & Trust Co.	119,905	204,108
SM Investments Corp.	9,796	156,930
Total Philippines common stocks		689,479
Russia: 0.07%
Magnit OJSC GDR[2]	4,517	299,025
MegaFon OAO GDR[2]	5,000	167,500
Total Russia common stocks		466,525
South Africa: 0.18%
Aspen Pharmacare Holdings Ltd.	15,916	407,717
Life Healthcare Group Holdings Ltd.	40,970	163,489
Naspers Ltd., Class N	4,219	440,807
Standard Bank Group Ltd.	14,571	179,769
Total South Africa common stocks		1,191,782
South Korea: 0.52%
Doosan Infracore Co., Ltd.*	6,850	81,783
Hankook Tire Co., Ltd.*	3,178	182,787
Hyundai Motor Co.*	1,595	357,434
Kia Motors Corp.*	570	30,300
LG Chem Ltd.*	604	171,411
NAVER Corp.*	328	225,017
NCSoft Corp.*	2,009	473,053
Samsung Electronics Co., Ltd.	526	683,822
Seoul Semiconductor Co., Ltd.*	9,298	355,938
Shinhan Financial Group Co., Ltd.*	4,040	181,070
SK Hynix, Inc.*	16,260	566,985
Sung Kwang Bend Co., Ltd.*	4,555	115,240
Total South Korea common stocks		3,424,840
Spain: 0.61%
Acciona SA1	14,150	813,004
Banco Santander SA	360,985	3,230,926
Total Spain common stocks		4,043,930
Sweden: 0.15%
Lundin Petroleum AB*	50,726	988,991

37

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Continued)
Switzerland: 2.37%
Credit Suisse Group AG*	74,460	$2,276,245
Glencore Xstrata PLC*	385,625	1,996,826
Nestle SA	65,209	4,773,441
Novartis AG	62,660	5,001,280
SGS SA	715	1,644,728
Total Switzerland common stocks		15,692,520
Taiwan: 0.23%
Ginko International Co., Ltd.	11,000	207,795
Hiwin Technologies Corp.	22,000	185,649
Largan Precision Co., Ltd.	10,000	407,670
MediaTek, Inc.	7,000	104,166
President Chain Store Corp.	27,000	187,075
Siliconware Precision Industries Co.	19,000	22,695
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,700	343,568
Uni-President Enterprises Corp.	49,664	89,485
Total Taiwan common stocks		1,548,103
Thailand: 0.03%
Banpu PCL	44,000	40,505
Jasmine International PCL	337,000	68,713
Minor International PCL	87,400	55,057
Total Thailand common stocks		164,275
Turkey: 0.03%
Ford Otomotiv Sanayi AS	9,169	96,853
Turk Hava Yollari	41,938	125,677
Total Turkey common stocks		222,530
United Kingdom: 5.82%
Aon PLC	10,200	855,678
Associated British Foods PLC	35,025	1,418,091
Aviva PLC	286,077	2,130,360
Barclays PLC	555,003	2,499,376
BP PLC	492,187	3,977,788
Burberry Group PLC	57,663	1,447,584
Carnival PLC	30,199	1,250,701
HSBC Holdings PLC	242,819	2,663,485
Imperial Tobacco Group PLC	87,138	3,373,644
Kingfisher PLC	294,155	1,873,897
Liberty Global PLC, Series A*	7,700	685,223
Noble Corp. PLC	26,500	992,955
Premier Oil PLC	262,151	1,361,366
Prudential PLC	139,001	3,084,395
Rio Tinto PLC	53,329	3,010,935
SABMiller PLC	39,187	2,012,292
Sage Group PLC	380,609	2,544,398
Vodafone Group PLC	844,866	3,315,762
Total United Kingdom common stocks		38,497,930
	Shares	Value
United States: 16.50%
3M Co.	6,000	$841,500
Acorda Therapeutics, Inc.*	17,800	519,760
Adobe Systems, Inc.*	16,400	982,032
Alexion Pharmaceuticals, Inc.*	5,300	705,218
Allergan, Inc.	9,500	1,055,260
Alnylam Pharmaceuticals, Inc.*	7,800	501,774
Amazon.com, Inc.*	8,000	3,190,320
American Express Co.	6,900	626,037
AMETEK, Inc.	11,100	584,637
Apple, Inc.	9,430	5,291,267
Applied Materials, Inc.	48,100	850,889
Baker Hughes, Inc.	29,400	1,624,644
Baxter International, Inc.	15,200	1,057,160
Biogen Idec, Inc.*	2,200	615,450
Bio-Rad Laboratories, Inc., Class A*	3,200	395,552
Bluebird Bio, Inc.*[1]	4,300	90,214
Broadcom Corp., Class A	54,600	1,618,890
Capital One Financial Corp.	10,500	804,405
Cardinal Health, Inc.	7,500	501,075
Catamaran Corp.*	10,200	484,296
Citigroup, Inc.	43,920	2,288,671
Coach, Inc.	9,400	527,622
Comcast Corp., Class A	27,400	1,423,841
Concho Resources, Inc.*	5,100	550,800
Crown Castle International Corp.*	9,400	690,242
Cummins, Inc.	3,500	493,395
Danaher Corp.	31,700	2,447,240
Digital Realty Trust, Inc.[1]	25,500	1,252,560
Discover Financial Services	9,400	525,930
Dollar General Corp.*	5,900	355,888
Dow Chemical Co.	22,600	1,003,440
Edison International	10,900	504,670
Eli Lilly & Co.	17,300	882,300
Envision Healthcare Holdings, Inc.*	16,800	596,736
EOG Resources, Inc.	5,000	839,200
Epizyme, Inc.*[1]	3,800	79,040
Estee Lauder Cos., Inc., Class A	9,300	700,476
Facebook, Inc., Class A*	17,800	972,948
First Cash Financial Services, Inc.*	1,500	92,760
FMC Technologies, Inc.*	7,000	365,470
Freescale Semiconductor Ltd.*	25,300	406,065
General Dynamics Corp.	12,900	1,232,595
General Motors Co.*	37,400	1,528,538
Gilead Sciences, Inc.*	25,300	1,901,295
Google, Inc., Class A*	1,615	1,809,947
Hain Celestial Group, Inc.*	4,000	363,120
Halliburton Co.	36,300	1,842,225
Hertz Global Holdings, Inc.*	78,000	2,232,360
Hess Corp.	17,600	1,460,800
Hospira, Inc.*	25,100	1,036,128
Illinois Tool Works, Inc.	17,900	1,505,032

38

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Impax Laboratories, Inc.*	23,700	$595,818
International Paper Co.	15,200	745,256
Intuitive Surgical, Inc.*	1,190	457,055
Invesco Ltd.	21,600	786,240
Jabil Circuit, Inc.	48,500	845,840
JC Penney Co., Inc.*[1]	47,600	435,540
JPMorgan Chase & Co.	37,300	2,181,304
Kellogg Co.	11,400	696,198
Las Vegas Sands Corp.	10,100	796,587
Lexicon Pharmaceuticals, Inc.*	198,000	356,400
Lincoln National Corp.	26,900	1,388,578
MacroGenics, Inc.*	3,300	90,519
Macy's, Inc.	18,500	987,900
Martin Marietta Materials, Inc.	11,000	1,099,340
MasterCard, Inc., Class A	855	714,318
McDermott International, Inc.*	102,000	934,320
MetLife, Inc.	22,500	1,213,200
Michael Kors Holdings Ltd.*	6,900	560,211
Micron Technology, Inc.*	38,200	831,232
Mohawk Industries, Inc.*	3,000	446,700
Mondelez International, Inc., Class A	81,200	2,866,360
Monsanto Co.	9,400	1,095,570
Monster Beverage Corp.*	10,000	677,700
Morgan Stanley	64,400	2,019,584
NetApp, Inc.	19,300	794,002
NextEra Energy, Inc.	6,200	530,844
NII Holdings, Inc.*[1]	183,200	503,800
NIKE, Inc., Class B	11,900	935,816
Norfolk Southern Corp.	19,200	1,782,336
Owens Corning*	12,700	517,144
PG&E Corp.	26,600	1,071,448
Philip Morris International, Inc.	18,100	1,577,053
Precision Castparts Corp.	3,650	982,945
Priceline.com, Inc.*	900	1,046,160
QUALCOMM, Inc.	12,400	920,700
Quintiles Transnational Holdings, Inc.*	4,700	217,798
Ralph Lauren Corp.	8,500	1,500,845
Realogy Holdings Corp.*	9,000	445,230
Regeneron Pharmaceuticals, Inc.*	2,050	564,242
Salesforce.com, Inc.*	18,700	1,032,053
Salix Pharmaceuticals Ltd.*	6,500	584,610
Schlumberger Ltd.	8,300	747,913
ServiceNow, Inc.*	7,300	408,873
ServiceSource International, Inc.*	103,400	866,492
Sherwin-Williams Co.	3,100	568,850
Symantec Corp.	46,000	1,084,680
Time Warner, Inc.	18,700	1,303,764
Union Pacific Corp.	4,000	672,000
United Technologies Corp.	7,400	842,120
UnitedHealth Group, Inc.	15,900	1,197,270
US Bancorp	30,000	1,212,000
	Shares	Value
Viacom, Inc., Class B	16,900	$1,476,046
Visa, Inc., Class A	5,280	1,175,751
VMware, Inc., Class A*	8,400	753,564
Walt Disney Co.	16,700	1,275,880
Waste Management, Inc.	19,000	852,530
Wells Fargo & Co.	13,400	608,360
Yelp, Inc.*	8,300	572,285
Yum! Brands, Inc.	15,900	1,202,199
Zoetis, Inc.	10,300	336,707
Total United States common stocks		109,237,794
Total common stocks (cost $239,645,228)		290,657,827
	Face amount
Bonds: 11.82%
Mortgage & agency debt securities: 0.13%
United States: 0.13%
Federal Home Loan Mortgage Corp. Gold Pools,[3] #G00194, 7.500%, due 02/01/24	$27,785	30,978
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31	722,530	815,432
Total mortgage & agency debt securities (cost $781,853)		846,410
US government obligations: 3.91%
US Treasury Bonds, 2.750%, due 08/15/42	555,000	439,751
2.750%, due 11/15/42	1,305,000	1,031,766
3.625%, due 08/15/43	250,000	236,094
3.750%, due 11/15/43	500,000	483,281
5.375%, due 02/15/31	650,000	796,555
6.250%, due 08/15/23[1]	1,500,000	1,926,796
8.000%, due 11/15/21[1]	960,000	1,333,499
US Treasury Notes, 0.125%, due 12/31/14[1]	5,205,000	5,203,376
0.250%, due 11/30/14[1]	2,715,000	2,717,438
0.625%, due 04/30/18[1]	1,675,000	1,615,328
0.750%, due 12/31/17	4,145,000	4,053,031
1.625%, due 11/15/22[1]	605,000	546,107
2.500%, due 04/30/15	3,775,000	3,888,986
3.125%, due 04/30/17	1,500,000	1,605,821
Total US government obligations (cost $26,039,958)		25,877,829

39

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations: 7.78%
Australia: 1.19%
Government of Australia, 5.750%, due 05/15/21	AUD	7,870,000	$7,861,664
Belgium: 0.40%
Kingdom of Belgium, 1.250%, due 06/22/18[2]	EUR	1,900,000	2,619,905
Finland: 0.76%
Government of Finland, 4.375%, due 07/04/19[2,4]		3,152,000	5,047,214
France: 0.78%
Government of France, 0.250%, due 07/25/18[5]		1,867,086	2,611,368
3.750%, due 04/25/21		1,660,000	2,579,935
			5,191,303
Germany: 1.72%
Bundesobligation, 1.250%, due 10/14/16		2,610,000	3,680,657
Bundesrepublik Deutschland, 3.250%, due 07/04/21		3,675,000	5,682,164
3.250%, due 07/04/42		850,000	1,282,987
4.000%, due 01/04/37		460,000	765,418
			11,411,226
Italy: 1.34%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/16[5]		1,131,826	1,605,172
2.100%, due 09/15/21[2,5]		2,868,993	3,842,400
3.000%, due 04/15/15		1,125,000	1,586,354
4.250%, due 02/01/19[2]		1,260,000	1,855,239
			8,889,165
Netherlands: 0.40%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2,4]		1,900,000	2,651,056
Sweden: 0.60%
Kingdom of Sweden, 5.000%, due 12/01/20	SEK	21,630,000	3,977,006
	Face amount		Value
United Kingdom: 0.59%
UK Gilts, 3.750%, due 09/07/21[2]	GBP	1,470,000	$2,620,661
4.750%, due 12/07/38[2]		655,000	1,286,934
			3,907,595
Total Non-US government obligations (cost $50,686,025)			51,556,134
Total bonds (cost $77,507,836)			78,280,373
	Shares
Investment companies: 18.73%
iShares JPMorgan USD Emerging Markets Bond ETF[1]		130,100	14,071,616
UBS Emerging Markets Equity Relationship Fund*[6]		1,300,386	46,179,949
UBS Global Corporate Bond Relationship Fund*[6]		1,123,387	13,994,931
UBS High Yield Relationship Fund*[6]		1,497,331	49,803,338
Total investment companies (cost $109,735,375)			124,049,834
	Number of warrants
Warrant: 0.04%
Russia: 0.04%
Sberbank of Russia, strike @ $0.00001, expires 10/14/15* (cost $257,771)		84,680	260,160
	Shares
Short-term investment: 21.67%
Investment company: 21.67%
UBS Cash Management Prime Relationship Fund[6] (cost $143,501,898)		143,501,898	143,501,898
Investment of cash collateral from securities loaned: 2.91%
UBS Private Money Market Fund LLC[6] (cost $19,237,595)		19,237,595	19,237,595
Total investments: 99.07% (cost $589,885,703)			655,987,687
Cash and other assets, less liabilities: 0.93%			6,132,274
Net assets: 100.00%			$662,119,961

40

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$74,596,863
Gross unrealized depreciation	(8,494,879)
Net unrealized appreciation of investments	$66,101,984

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 43.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	AUD	25,300,000	USD	22,894,476	03/05/14	$393,170
BB	CAD	34,175,000	USD	32,285,339	03/05/14	160,744
BB	GBP	8,645,000	USD	14,006,110	03/05/14	(303,587)
BB	SEK	107,550,000	USD	16,330,987	03/05/14	(373,033)
CIBC	USD	45,800,996	EUR	33,700,000	03/05/14	559,083
CIBC	USD	25,128,175	NOK	153,700,000	03/05/14	156,170
DB	USD	2,697,632	CHF	2,400,000	03/05/14	(5,879)
GSI	NOK	82,647,607	GBP	8,210,000	03/05/14	(6,245)
GSI	USD	14,015,173	CAD	14,890,000	03/05/14	(18,531)
HSBC	EUR	2,510,000	USD	3,446,466	03/05/14	(6,465)
JPMCB	CLP	6,980,100,000	USD	13,182,436	03/05/14	(10,986)
JPMCB	EUR	2,780,000	USD	3,808,386	03/05/14	(15,977)
JPMCB	HKD	29,100,000	USD	3,754,574	03/05/14	1,571
JPMCB	IDR	51,519,500,000	USD	4,231,581	03/05/14	44,179
JPMCB	ILS	13,560,000	USD	3,828,562	03/05/14	(72,867)
JPMCB	INR	213,760,000	USD	3,339,478	03/05/14	(67,175)
JPMCB	JPY	345,200,000	USD	3,383,557	03/05/14	104,641
JPMCB	THB	118,700,000	USD	3,651,184	03/05/14	48,971
JPMCB	USD	13,390,132	KRW	14,302,000,000	03/05/14	109,183
JPMCB	USD	13,134,337	MXN	172,840,000	03/05/14	39,096
JPMCB	USD	13,102,853	PHP	569,450,000	03/05/14	(260,627)
JPMCB	USD	15,606,955	PLN	48,515,000	03/05/14	391,970
JPMCB	USD	2,579,469	SEK	16,910,000	03/05/14	46,890
JPMCB	USD	3,884,325	SGD	4,865,000	03/05/14	(29,086)
JPMCB	USD	13,325,366	ZAR	137,150,000	03/05/14	(364,351)
MSCI	CHF	36,455,000	USD	40,279,819	03/05/14	(606,800)
MSCI	NZD	83,055,000	USD	67,601,064	03/05/14	(410,322)
MSCI	USD	41,448,647	JPY	4,211,900,000	03/05/14	(1,441,498)
Net unrealized depreciation on forward foreign currency contracts						$(1,937,761)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 67 contracts (USD)	March 2014	$8,258,317	$8,244,141	$(14,176)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 276 contracts (USD)	March 2014	(60,775,735)	(60,668,250)	107,485
41

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchange Index, 81 contracts (EUR)	January 2014	$8,462,070	$8,966,909	$504,839
DAX Index, 37 contracts (EUR)	March 2014	11,632,916	12,223,215	590,299
E-mini S&P 500 Index, 366 contracts (USD)	March 2014	32,743,248	33,692,130	948,882
EURO STOXX 50 Index, 640 contracts (EUR)	March 2014	26,338,908	27,364,324	1,025,416
FTSE 100 Index, 186 contracts (GBP)	March 2014	20,015,946	20,628,749	612,803
FTSE MIB Index, 107 contracts (EUR)	March 2014	13,409,839	14,002,391	592,552
S&P Toronto Stock Exchange 60 Index, 91 contracts (CAD)	March 2014	12,925,591	13,379,506	453,915
TOPIX Index, 212 contracts (JPY)	March 2014	25,307,448	26,220,682	913,234
Index futures sell contracts:
CAC 40 Euro Index, 234 contracts (EUR)	January 2014	(13,183,023)	(13,837,465)	(654,442)
E-mini NASDAQ 100 Index, 110 contracts (USD)	March 2014	(7,633,846)	(7,884,250)	(250,404)
Mini MSCI Emerging Markets Index, 267 contracts (USD)	March 2014	(13,181,833)	(13,574,280)	(392,447)
SPI 200 Index, 107 contracts (AUD)	March 2014	(12,149,950)	(12,702,083)	(552,133)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 342 contracts (AUD)	March 2014	33,082,789	33,146,820	64,031
Euro-BTP, 98 contracts (EUR)	March 2014	15,370,519	15,479,872	109,353
Long Gilt, 123 contracts (GBP)	March 2014	22,168,342	21,704,338	(464,004)
Net unrealized appreciation on futures contracts				$3,595,203

Options written

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	133	$1,119,052
Options written	—	—
Options terminated in closing purchase transactions	(133)	(1,119,052)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$290,657,827	$—	$—	$290,657,827
Mortgage & agency debt securities	—	846,410	—	846,410
US government obligations	—	25,877,829	—	25,877,829
Non-US government obligations	—	51,556,134	—	51,556,134
Investment companies	14,071,616	109,978,218	—	124,049,834
Warrant	—	260,160	—	260,160
Short-term investment	—	143,501,898	—	143,501,898
Investment of cash collateral from securities loaned	—	19,237,595	—	19,237,595
Forward foreign currency contracts, net	—	(1,937,761)	—	(1,937,761)
Futures contracts, net	3,595,203	—	—	3,595,203
Total	$308,324,646	$349,320,483	$—	$657,645,129

At December 31, 2013, there were no transfers between Level 1 and Level 2.

42

UBS Global Allocation Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at December 31, 2013.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $20,389,934 or 3.08% of net assets.

3  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $7,698,270 or 1.16% of net assets.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Net realized gain during the six months ended 12/31/13	Change in net unrealized appreciation/ (depreciation) during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$177,549,105	$83,597,473	$117,644,680	$—	$—	$143,501,898	$87,312
UBS Private Money Market Fund LLC[a]	22,183,419	74,709,535	77,655,359	—	—	19,237,595	1,046
UBS Emerging Markets Equity Relationship Fund	51,518,582	—	6,500,000	3,235,227	(2,073,860)	46,179,949	—
UBS Global Corporate Bond Relationship Fund	—	13,625,000	—	—	369,931	13,994,931	—
UBS High Yield Relationship Fund	36,525,431	10,726,000	—	—	2,551,907	49,803,338	—
	$287,776,537	$182,658,008	$201,800,039	$3,235,227	$847,978	$272,717,711	$88,358

a  The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
43

UBS Multi-Asset Income Fund

Portfolio performance

For the six months ended December 31, 2013, Class A shares of UBS Multi-Asset Income Fund (the "Fund") returned 4.74% (Class A shares returned 0.05% after the deduction of the maximum sales charge), while Class Y shares returned 4.97%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index") returned 1.94% during the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 47; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our somewhat less cautious view on the markets. That said, we continued to place a strong emphasis on minimizing interest rate risk and protecting capital during the review period. If this is considered within the context of the Fund's goal of providing a monthly income payout of between 3% and 6% per year, the Fund was positioned at the lower end of its payout range.1 For the six months ended December 31, 2013, the Fund's yield was 4.29% and 4.54% for Class A and Class Y shares, respectively. We believe this was an attractive level of income, given the relatively low interest rate environment.

During the reporting period, we used derivatives, including writing covered calls to increase cash flow and reduce the risk profile of the Fund's allocation to international equities. We also utilized derivatives, including currency forwards, to hedge our exposures to international currency risk, as well as Treasury futures to manage duration and the Fund's yield curve positioning. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and manage unwanted risks relating to currency and duration positively contributed to our ability to meet our low-to-moderate risk targets.

Portfolio performance summary2

What worked

•  The Fund's allocation to international and US dividend paying stocks was beneficial for performance.

  – The Fund maintained an 8% to 10% allocation to US high dividend stocks during the reporting period. While the stocks experienced periods of volatility as US interest rates fluctuated, they generated strong results overall.

  – Throughout the six-month reporting period, the Fund maintained roughly a 6% to 9% allocation to international dividend stocks. They were a strong contributor to both yield and total returns.

1  While there is no guarantee that the Fund will achieve its target payout, UBS Multi-Asset Income Fund seeks a target payout of 3%-6% per year, based on the current interest rate environment. UBS Global Asset Management (Americas) Inc., the Fund's Advisor, does not represent or guarantee that the Fund will meet this target payout.

In an attempt to achieve its target payout, the Fund will actively allocate among traditional and nontraditional asset classes. The allocation of investments across each asset class will vary over time and will be driven by:

•  Valuation based on the Advisor's 30-year fundamental value philosophy;

•  Economic factors, including the current and projected interest rate environment and credit conditions; and

•  A focus on diversification and risk management to meet the Fund's payout objective while minimizing volatility.

The Fund seeks to achieve its target payout by investing primarily in a combination of equities, fixed income securities, third party ETFs, TIPS, listed exchange options, and other derivative securities. The Fund will also engage in derivative strategies, most notably, call overwriting, and purchase currencies in accordance with its target asset allocation. The strategies that the Fund will employ include a combination of active and passive investment strategies; however, the Fund may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, futures, and currency contracts. In addition, the Fund will engage in covered call option writing to enhance returns and for risk management purposes. Covered calls against equity ETFs will be written to generate premiums that typically would be classified as short-term capital gains and can potentially contribute to enhancing the overall payout of the Fund. Currency forwards could also be used to potentially enhance income using positive carry strategies whereby higher-yielding currencies are bought in exchange for lower-yielding currencies.

2  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

44

UBS Multi-Asset Income Fund

•  The Fund's high yield corporate bond exposure was beneficial for performance. Our high yield bond allocation represented the largest portion of the Fund's portfolio and was a meaningful contributor to its performance. The sector was supported by accelerating economic growth, generally solid corporate fundamentals, low defaults and overall robust investor demand.

•  An allocation to high dividend emerging market equities was additive for results. The Fund had upwards of 5% of its portfolio allocated to high dividend emerging market equities. Although they lagged their US and European counterparts, they helped increase the Fund's yield and provided another layer of diversification in the portfolio.

•  Exposures to global infrastructure stocks and emerging markets debt enhanced the Fund's yield.

  – The Fund had approximately 5% of its assets in global infrastructure stocks during the reporting period. We emphasized securities with roughly 5.5%-6.0% yields, delivered through the combination of secure, long-term and operational contracts with intrinsic inflation protection, which provided an attractive prospect for yield-seeking investors.

  – We maintained roughly a 4% allocation to emerging markets debt during the six-months. While the asset class was impacted by rising US Treasury rates, our holdings typically offered higher yields which helped buffer the rise in interest rates.

•  Our asset allocation strategies were beneficial for the Fund's performance.

  – We adjusted the Fund's asset allocation strategy in anticipation of a rising interest rate environment. In particular, we reduced our allocation to global real estate from 10% to roughly 5% of the portfolio.

  – We utilized call overwriting3 at times during the reporting period to increase the Fund's cash flow and help manage the portfolio's risk exposure.

  – The Fund's tactical asset allocation strategy was rewarded, as it helped the Fund outperform its benchmark, as well as achieve its risk-managed income target during the reporting period.

  – The Fund's standard deviation, a measure of market volatility, was in line with its low to moderate volatility range.

3  Call overwriting involves selling options while already owning the underlying security. As the seller of a call option, we believe that the price of the security will not rise. If the stock price rises, then we can sell the security and receive the call option premium, but our upside is capped. If the stock price falls, then the call option is worthless; we would still receive the call option premium, but the underlying position would fall in price.

45

UBS Multi-Asset Income Fund

What didn't work

•  Our allocation to US Treasury Inflation-Protected Securities ("TIPS") was a negative for performance. The Fund had approximately 5% to 7% of its assets in TIPS. This detracted from results, as TIPS performed poorly given rising US interest rates, benign inflation and weak investor demand.

•  Certain hedging instruments detracted from results. Given the market's overall positive performance during the reporting period, certain hedging instruments, which were used to manage the portfolio's overall risk, were a modest drag on performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

46

UBS Multi-Asset Income Fund

Average annual total returns for periods ended 12/31/2013 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	4.74%	2.77%	5.50%
Class C3	4.44	2.11	4.78
Class Y4	4.97	3.12	5.81
After deducting maximum sales charge
Class A2	0.05%	(1.87)%	2.67%
Class C3	3.69	1.36	4.78
Barclays US Corporate Investment Grade Index[5]	1.94%	(1.53)%	2.90%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.10% and 1.29%; Class C—2.86% and 2.04%; Class Y—1.84% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers that meet the specified maturity, liquidity and quality requirements. Investors should note that the indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

47

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
John Laing Infrastructure Fund Ltd.	2.6%
Simon Property Group, Inc.	0.3
Mitsubishi Estate Co., Ltd.	0.2
Mitsui Fudosan Co., Ltd.	0.2
Unibail-Rodamco SE	0.1
Public Storage	0.1
Sun Hung Kai Properties Ltd.	0.1
Equity Residential	0.1
Prologis, Inc.	0.1
Westfield Group	0.1
Total	3.9%

Country exposure by issuer, top five (unaudited)1

As of December 31, 2013

Percentage of net assets
United States	15.2%
Italy	4.8
United Kingdom	3.0
Japan	0.9
China	0.4
Total	24.3%

Top ten long-term fixed income holdings (unaudited)1

As of December 31, 2013

Percentage of net assets
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17	4.8%
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	1.8
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	1.5
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17	1.4
Government National Mortgage Association Pools, #G2 779424, 4.000%, due 06/20/42	0.6
Government National Mortgage Association Pools, #732230, 4.500%, due 03/15/40	0.5
Federal National Mortgage Association Pools, 5.000%, TBA	0.5
Government National Mortgage Association Pools, #747264, 4.500%, due 09/15/40	0.5
Federal Home Loan Mortgage Corp. REMICS, IO, 3.500%, due 10/15/42	0.5
Federal National Mortgage Association REMICS, IO, Series 2013-15, Class IO, 2.500%, due 03/25/28	0.5
Total	12.6%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

48

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2013

Common stocks
Capital markets	2.61%
Health care providers & services	0.00[2]
Real estate investment trust (REIT)	4.42
Real estate management & development	1.53
Total common stocks	8.56%
Bonds
Commercial mortgage-backed securities	0.90
Mortgage & agency debt securities	6.83
US government obligations	4.68
Non-US government obligation	4.75
Total bonds	17.16%
Investment companies
HICL Infrastructure Co., Ltd.	2.59
iShares Core S&P 500 ETF	7.29
iShares Emerging Markets Local Currency Bond ETF	2.05
iShares iBoxx $ High Yield Corporate Bond ETF	22.56
iShares iBoxx $ Investment Grade Corporate Bond ETF	14.61
iShares JP Morgan USD Emerging Markets Bond ETF	2.08
iShares MSCI EAFE ETF	9.40
iShares U.S. Industrials ETF	3.20
SPDR Barclays Short Term High Yield Bond ETF	4.13
WisdomTree Emerging Markets Equity Income Fund	4.90
Total investment companies	72.81%
Short-term investment	2.68
Total investments	101.21%
Liabilities, in excess of cash and other assets	(1.21)
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

49

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks: 8.56%
Australia: 0.39%
BWP Trust	2,029	$3,968
CFS Retail Property Trust Group	6,382	11,084
Charter Hall Retail REIT	955	3,061
Commonwealth Property Office Fund	8,829	9,815
Dexus Property Group	15,852	14,225
Federation Centres Ltd.	4,449	9,296
Goodman Group	5,380	22,722
GPT Group	4,990	15,149
Investa Office Fund	2,007	5,609
Mirvac Group	11,900	17,851
Stockland	7,402	23,859
Westfield Group	6,510	58,651
Westfield Retail Trust	9,376	24,864
Total Australia common stocks		220,154
Austria: 0.01%
CA Immobilien Anlagen AG*	226	4,005
Conwert Immobilien Invest SE*	114	1,463
Total Austria common stocks		5,468
Belgium: 0.02%
Aedifica	40	2,835
Befimmo	47	3,262
Cofinimmo	44	5,433
Total Belgium common stocks		11,530
Canada: 0.23%
Allied Properties REIT	229	7,062
Artis REIT	368	5,148
Boardwalk REIT	131	7,381
Calloway REIT	315	7,461
Canadian Apartment Properties REIT	324	6,482
Canadian REIT	246	10,044
Chartwell Retirement Residences	522	4,909
Cominar REIT	372	6,458
Crombie REIT	186	2,371
Dundee International REIT	200	1,585
Dundee REIT, Class A	330	8,953
Extendicare, Inc.	270	1,733
First Capital Realty, Inc.	283	4,718
Granite Real Estate, Inc.	200	7,279
H&R REIT	805	16,217
InnVest REIT	434	1,908
Killam Properties, Inc.	156	1,539
Morguard REIT	129	1,998
Northern Property REIT	132	3,448
NorthWest Healthcare Properties REIT	125	1,229
RioCan REIT	948	22,106
Total Canada common stocks		130,029
	Shares	Value
China: 0.41%
Agile Property Holdings Ltd.	4,000	$4,287
Champion REIT	8,000	3,539
Country Garden Holdings Co., Ltd.	11,540	6,965
Hang Lung Properties Ltd.	7,000	22,117
Henderson Land Development Co., Ltd.	3,788	21,616
Hongkong Land Holdings Ltd.	4,000	23,600
Hysan Development Co., Ltd.	2,030	8,744
Kerry Properties Ltd.	2,000	6,938
Link REIT	7,100	34,427
New World China Land Ltd.	8,000	3,869
New World Development Co., Ltd.	12,441	15,706
Shimao Property Holdings Ltd.	4,500	10,341
Shui On Land Ltd.	11,666	3,581
Sino Land Co., Ltd.	10,202	13,946
Soho China Ltd.	4,500	3,877
Swire Properties Ltd.	4,000	10,110
Wharf Holdings Ltd.	5,000	38,237
Total China common stocks		231,900
Finland: 0.02%
Citycon Oyj	1,163	4,096
Sponda Oyj	1,054	4,959
Technopolis Oyj	378	2,262
Total Finland common stocks		11,317
France: 0.21%
ANF Immobilier	48	1,474
Fonciere Des Regions	101	8,719
Gecina SA	58	7,662
ICADE	94	8,751
Klepierre	309	14,319
Mercialys SA	105	2,203
Societe de la Tour Eiffel	23	1,537
Unibail-Rodamco SE	305	78,148
Total France common stocks		122,813
Germany: 0.08%
Alstria Office REIT-AG*	199	2,506
Deutsche Annington Immobilien SE*	160	3,962
Deutsche Euroshop AG	163	7,136
Deutsche Wohnen AG*	918	17,420
DIC Asset AG	93	856
Hamborner REIT AG	269	2,715
LEG Immobilien AG*	98	5,791
TAG Immobilien AG	306	3,696
Total Germany common stocks		44,082
Hong Kong: 0.11%
Sun Hung Kai Properties Ltd.	5,000	63,416

50

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Continued)
Israel: 0.01%
Azrieli Group	100	$3,324
Italy: 0.00%[1]
Beni Stabili SpA	2,803	1,889
Japan: 0.90%
Activia Properties, Inc.	1	7,872
Advance Residence Investment Corp.	4	8,622
Aeon Mall Co., Ltd.	360	10,088
Daiwahouse Residential Investment Corp.	1	3,983
Frontier Real Estate Investment Corp.	2	9,876
GLP J-REIT	5	4,881
Hulic Co., Ltd.	1,000	14,766
Japan Excellent, Inc.	5	5,854
Japan Prime Realty Investment Corp.	3	9,600
Japan Real Estate Investment Corp.	4	21,422
Japan Retail Fund Investment Corp.	7	14,238
Kenedix Realty Investment Corp.	1	4,743
Mitsubishi Estate Co., Ltd.	4,000	119,457
Mitsui Fudosan Co., Ltd.	3,000	107,825
Mori Hills REIT Investment Corp.	1	6,628
Mori Trust Sogo Reit, Inc.	1	7,957
Nippon Accommodations Fund, Inc.	1	6,723
Nippon Building Fund, Inc.	4	23,246
Nippon Prologis REIT, Inc.	1	9,553
Nomura Real Estate Holdings, Inc.	400	8,994
Nomura Real Estate Master Fund, Inc.	5	5,147
Nomura Real Estate Office Fund, Inc.	1	4,643
NTT Urban Development Corp.	300	3,444
Orix JREIT, Inc.	5	6,253
Premier Investment Corp.	1	3,865
Sumitomo Realty & Development Co., Ltd.	1,000	49,663
Tokyo Tatemono Co., Ltd.	1,000	11,091
Tokyu REIT, Inc.	1	6,163
Top REIT, Inc.	1	4,691
United Urban Investment Corp.	7	10,057
Total Japan common stocks		511,345
Luxembourg: 0.01%
GAGFAH SA*	456	6,712
Netherlands: 0.04%
Corio NV	198	8,873
Eurocommercial Properties NV CVA	105	4,458
Nieuwe Steen Investments NV	119	753
Vastned Retail NV	70	3,176
Wereldhave NV	61	4,798
Total Netherlands common stocks		22,058
New Zealand: 0.01%
Kiwi Income Property Trust	4,879	4,333
	Shares	Value
Norway: 0.00%[1]
Norwegian Property ASA	2,619	$3,139
Singapore: 0.26%
Ascendas REIT	7,000	12,203
CapitaCommercial Trust	7,000	8,043
CapitaLand Ltd.	8,000	19,208
CapitaMall Trust	10,000	15,096
CapitaMalls Asia Ltd.	4,000	6,213
CDL Hospitality Trusts	2,000	2,599
City Developments Ltd.	2,000	15,215
Global Logistic Properties Ltd.	10,000	22,901
Keppel Land Ltd.	2,000	5,293
Keppel REIT	4,000	3,756
Mapletree Commercial Trust	5,000	4,715
Mapletree Industrial Trust	4,112	4,350
Mapletree Logistics Trust	6,096	5,096
Suntec REIT	7,000	8,542
UOL Group Ltd.	2,000	9,810
Wing Tai Holdings Ltd.	1,550	2,414
Yanlord Land Group Ltd.	2,000	1,942
Total Singapore common stocks		147,396
Sweden: 0.06%
Castellum AB	569	8,855
Fabege AB	365	4,358
Fastighets AB Balder, Class B*	366	3,756
Hufvudstaden AB, Class A	306	4,099
Klovern AB	633	2,805
Kungsleden AB	503	3,378
Wallenstam AB, Class B	316	4,778
Wihlborgs Fastigheter AB	238	4,265
Total Sweden common stocks		36,294
Switzerland: 0.05%
Allreal Holding AG*	25	3,461
Mobimo Holding AG*	15	3,129
PSP Swiss Property AG*	125	10,580
Swiss Prime Site AG*	177	13,701
Total Switzerland common stocks		30,871
United Kingdom: 2.96%
Big Yellow Group PLC	397	3,142
British Land Co., PLC	3,185	33,175
Capital & Counties Properties PLC	1,852	10,096
Daejan Holdings PLC	16	1,196
Derwent London PLC	260	10,742
Development Securities PLC	729	3,220
F&C Commercial Property Trust Ltd.	1,939	3,869
Grainger PLC	1,328	4,482
Great Portland Estates PLC	1,049	10,405
Hammerson PLC	2,258	18,770

51

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Hansteen Holdings PLC	2,361	$4,230
Helical Bar PLC	506	2,736
Intu Properties PLC	2,005	10,291
John Laing Infrastructure Fund Ltd.	779,000	1,486,063
Land Securities Group PLC	2,456	39,183
Londonmetric Property PLC	1,954	4,475
Medicx Fund Ltd.	1,435	1,996
Mucklow A & J Group PLC	263	2,086
Picton Property Income Ltd.	1,958	1,816
Primary Health Properties PLC	442	2,584
Quintain Estates & Development PLC*	2,071	3,241
Safestore Holdings PLC	620	1,653
Schroder REIT	896	742
Segro PLC	2,186	12,091
Shaftesbury PLC	726	7,538
ST Modwen Properties PLC	530	3,224
UK Commercial Property Trust Ltd.	1,288	1,642
Unite Group PLC	500	3,333
Workspace Group PLC	288	2,518
Total United Kingdom common stocks		1,690,539
United States: 2.78%
Acadia Realty Trust	156	3,874
Agree Realty Corp.	77	2,235
Alexander's, Inc.	8	2,640
Alexandria Real Estate Equities, Inc.	234	14,887
American Assets Trust, Inc.	124	3,897
American Campus Communities, Inc.	329	10,597
American Homes 4 Rent, Class A	166	2,689
American Realty Capital Properties, Inc.	500	6,430
Apartment Investment & Management Co., Class A	452	11,711
Ashford Hospitality Trust, Inc.	177	1,466
Associated Estates Realty Corp.	146	2,343
AvalonBay Communities, Inc.	419	49,538
BioMed Realty Trust, Inc.	605	10,963
Boston Properties, Inc.	492	49,382
Brandywine Realty Trust	465	6,552
BRE Properties, Inc.	248	13,568
Brixmor Property Group, Inc.*	134	2,724
Brookfield Office Properties, Inc.	768	14,785
Camden Property Trust	278	15,813
Campus Crest Communities, Inc.	235	2,211
CBL & Associates Properties, Inc.	520	9,339
Cedar Realty Trust, Inc.	258	1,615
Chambers Street Properties	800	6,120
Chesapeake Lodging Trust	165	4,173
Cole Real Estate Investment, Inc.	1,450	20,358
CommonWealth REIT	378	8,811
Corporate Office Properties Trust	254	6,017
	Shares	Value
Cousins Properties, Inc.	601	$6,190
CubeSmart	412	6,567
DCT Industrial Trust, Inc.	975	6,952
DDR Corp.	987	15,170
DiamondRock Hospitality Co.	629	7,265
Digital Realty Trust, Inc.	415	20,385
Douglas Emmett, Inc.	422	9,827
Duke Realty Corp.	1,036	15,581
DuPont Fabros Technology, Inc.	200	4,942
EastGroup Properties, Inc.	106	6,141
Education Realty Trust, Inc.	356	3,140
Empire State Realty Trust, Inc., Class A	225	3,443
EPR Properties	152	7,472
Equity Lifestyle Properties, Inc.	248	8,985
Equity One, Inc.	204	4,578
Equity Residential	1,150	59,651
Essex Property Trust, Inc.	128	18,369
Excel Trust, Inc.	200	2,278
Extra Space Storage, Inc.	366	15,420
Federal Realty Investment Trust	215	21,803
FelCor Lodging Trust, Inc.*	394	3,215
First Industrial Realty Trust, Inc.	312	5,444
First Potomac Realty Trust	200	2,326
Forest City Enterprises, Inc., Class A*	407	7,774
Franklin Street Properties Corp.	276	3,298
General Growth Properties, Inc.	1,770	35,524
Getty Realty Corp.	134	2,462
Glimcher Realty Trust	416	3,894
Government Properties Income Trust	185	4,597
HCP, Inc.	1,466	53,245
Health Care REIT, Inc.	919	49,231
Healthcare Realty Trust, Inc.	276	5,882
Hersha Hospitality Trust	487	2,713
Highwoods Properties, Inc.	254	9,187
Home Properties, Inc.	168	9,008
Hospitality Properties Trust	447	12,082
Host Hotels & Resorts, Inc.	2,408	46,812
Hudson Pacific Properties, Inc.	220	4,811
Inland Real Estate Corp.	256	2,693
Investors Real Estate Trust	325	2,789
Kilroy Realty Corp.	249	12,495
Kimco Realty Corp.	1,305	25,774
Kite Realty Group Trust	236	1,551
LaSalle Hotel Properties	298	9,196
Lexington Realty Trust	691	7,055
Liberty Property Trust	478	16,190
LTC Properties, Inc.	121	4,282
Macerich Co.	442	26,029
Mack-Cali Realty Corp.	276	5,928
Medical Properties Trust, Inc.	461	5,633
Mid-America Apartment Communities, Inc.	223	13,545
National Health Investors, Inc.	90	5,049

52

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
National Retail Properties, Inc.	362	$10,979
Omega Healthcare Investors, Inc.	363	10,817
Parkway Properties, Inc.	140	2,701
Pebblebrook Hotel Trust	205	6,306
Pennsylvania REIT	162	3,075
Piedmont Office Realty Trust, Inc., Class A	524	8,656
Post Properties, Inc.	171	7,734
Prologis, Inc.	1,613	59,600
PS Business Parks, Inc.	66	5,044
Public Storage	464	69,841
Ramco-Gershenson Properties Trust	165	2,597
Realty Income Corp.	630	23,518
Regency Centers Corp.	295	13,659
Retail Opportunity Investments Corp.	177	2,605
RLJ Lodging Trust	378	9,193
Rouse Properties, Inc.	111	2,463
Sabra Health Care REIT, Inc.	134	3,503
Saul Centers, Inc.	64	3,055
Select Income REIT	99	2,647
Senior Housing Properties Trust	577	12,827
Silver Bay Realty Trust Corp.	100	1,599
Simon Property Group, Inc.	993	151,095
SL Green Realty Corp.	299	27,622
Sovran Self Storage, Inc.	111	7,234
Spirit Realty Capital, Inc.	1,161	11,413
STAG Industrial, Inc.	150	3,059
Strategic Hotels & Resorts, Inc.*	519	4,905
Sun Communities, Inc.	123	5,245
Sunstone Hotel Investors, Inc.	504	6,754
Tanger Factory Outlet Centers	298	9,542
Taubman Centers, Inc.	203	12,976
UDR, Inc.	804	18,773
Universal Health Realty Income Trust	56	2,243
Urstadt Biddle Properties, Inc., Class A	151	2,786
Ventas, Inc.	948	54,301
Vornado Realty Trust	541	48,035
Washington REIT	212	4,952
Weingarten Realty Investors	338	9,268
Winthrop Realty Trust	116	1,282
WP Carey, Inc.	188	11,534
Total United States common stocks		1,584,049
Venezuela: 0.00%[1]
Warehouses De Pauw SCA	36	2,610
Total common stocks (cost $4,706,324)		4,885,268
	Face amount	Value
Bonds: 17.16%
Commercial mortgage-backed securities: 0.90%
United States: 0.90%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.813%, due 02/10/51[2]	$100,000	$110,275
Boca Hotel Portfolio Trust 2013-BOCA, Series 2013-BOCA, Class C, 2.317%, due 08/15/26[2,3]	100,000	100,126
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.806%, due 06/15/49[2]	100,000	111,232
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.804%, due 08/12/45[2,3]	175,000	191,158
Total commercial mortgage-backed securities (cost $500,775)		512,791
Mortgage & agency debt securities: 6.83%
United States: 6.83%
Federal Home Loan Mortgage Corp. Gold Pools,[4] #G05132, 5.000%, due 12/01/38	22,274	23,979
Federal Home Loan Mortgage Corp. REMIC, IO,[4] 3.000%, due 05/15/27	143,706	17,594
Federal Home Loan Mortgage Corp. REMICS, IO,[4] 3.500%, due 10/15/42	1,087,728	258,330
Federal National Mortgage Association Pools,[4] 2.500%, TBA	100,000	98,968
3.500%, TBA	175,000	183,005
4.000%, TBA	50,000	51,469
5.000%, TBA	250,000	271,504
#AP1589, 3.000%, due 08/01/27	220,676	225,474
#AB6198, 3.000%, due 09/01/27	82,814	84,615
Federal National Mortgage Association REMICS, IO,[4] Series 2013-15, Class IO, 2.500%, due 03/25/28	2,262,562	257,412
Series 2013-87, Class IW, 2.500%, due 06/25/28	1,945,750	219,100
Series 2013-64, Class LI, 3.000%, due 06/25/33	1,519,110	225,184
Series 2011-91, Class EI, 3.500%, due 08/25/26	1,199,773	147,297

53

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
Series 2012-146, Class IO, 3.500%, due 01/25/43		$612,669	$142,456
Government National Mortgage Association Pools, #G2 779424, 4.000%, due 06/20/42		329,021	343,988
#732230, 4.500%, due 03/15/40		289,162	309,214
#747264, 4.500%, due 09/15/40		253,701	271,185
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43		985,360	215,698
Series 2012-26, Class GI, 3.500%, due 02/20/27		876,491	112,717
Series 2012-16, Class AI, 3.500%, due 10/20/38		1,156,427	186,247
Series 2013-53, Class OI, 3.500%, due 04/20/43		1,327,006	249,435
Total mortgage & agency debt securities (cost $3,891,463)			3,894,871
US government obligations: 4.68%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29[5]		425,000	827,457
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16[5]		810,000	1,015,741
2.625%, due 07/15/17[5]		650,000	823,895
Total US government obligations (cost $2,777,987)			2,667,093
Non-US government obligation: 4.75%
Italy: 4.75%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/17[5,6] (cost $2,500,154)	EUR	1,917,317	2,710,716
Total bonds (cost $9,670,379)			9,785,471
	Shares	Value
Investment companies: 72.81%
HICL Infrastructure Co., Ltd.	662,943	$1,476,542
iShares Core S&P 500 ETF	22,400	4,158,560
iShares Emerging Markets Local Currency Bond ETF	23,965	1,171,649
iShares iBoxx $ High Yield Corporate Bond ETF	138,571	12,870,474
iShares iBoxx $ Investment Grade Corporate Bond ETF	72,968	8,333,675
iShares JP Morgan USD Emerging Markets Bond ETF	10,953	1,184,676
iShares MSCI EAFE ETF	79,980	5,363,459
iShares U.S. Industrials ETF	18,000	1,824,840
SPDR Barclays Short Term High Yield Bond ETF	76,331	2,355,575
WisdomTree Emerging Markets Equity Income Fund	54,760	2,794,403
Total investment companies (cost $41,182,192)		41,533,853
Short-term investment: 2.68%
Investment company: 2.68%
UBS Cash Management Prime Relationship Fund[7] (cost $1,530,327)	1,530,327	1,530,327
Total investments: 101.21% (cost $57,089,222)		57,734,919
Liabilities, in excess of cash and other assets: (1.21)%		(687,636)
Net assets: 100.00%		$57,047,283

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,786,046
Gross unrealized depreciation	(1,140,349)
Net unrealized appreciation of investments	$645,697

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 58. Portfolio footnotes begin on page 57.

54

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	550,800	USD	502,298	01/16/14	$10,915
JPMCB	CAD	131,900	USD	123,930	01/16/14	(200)
JPMCB	CHF	283,900	USD	312,213	01/16/14	(6,077)
JPMCB	EUR	3,156,500	USD	4,275,624	01/16/14	(66,733)
JPMCB	GBP	2,638,800	USD	4,323,014	01/16/14	(46,317)
JPMCB	HKD	2,642,700	USD	340,923	01/16/14	116
JPMCB	JPY	147,237,600	USD	1,433,373	01/16/14	35,144
JPMCB	SGD	262,700	USD	209,373	01/16/14	1,205
Net unrealized depreciation on forward foreign currency contracts						$(71,947)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
US Ultra Bond, 21 contracts (USD)	March 2014	$(2,909,232)	$(2,861,250)	$47,982
Index futures sell contracts:
Mini MSCI Emerging Markets Index, 23 contracts (USD)	March 2014	(1,132,669)	(1,169,320)	(36,651)
Net unrealized appreciation on futures contracts				$11,331

Options written

Written options activity for the period ended December 31, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	3,640,473	$21,013
Options written	7,383,830	18,807
Options terminated in closing purchase transactions	(11,024,303)	(39,820)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2013	—	$—

55

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$4,885,268	$—	$—	$4,885,268
Commercial mortgage-backed securities	—	512,791	—	512,791
Mortgage & agency debt securities	—	3,595,907	298,964	3,894,871
US government obligations	—	2,667,093	—	2,667,093
Non-US government obligation	—	2,710,716	—	2,710,716
Investment companies	41,533,853	—	—	41,533,853
Short-term investment	—	1,530,327	—	1,530,327
Forward foreign currency contracts, net	—	(71,947)	—	(71,947)
Futures contracts, net	11,331	—	—	11,331
Total	$46,430,452	$10,944,887	$298,964	$57,674,303

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Rights	Mortgage & agency debt securities	Total
Assets
Beginning balance	$0	$290,343	$290,343
Purchases	—	—	—
Issuances	—	—	—
Sales	(0)	—	—
Accrued discounts (premiums)	—	(35,746)	(35,746)
Total realized gain	—	—	—
Change in net unrealized appreciation/depreciation	—	44,367	44,367
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$—	$298,964	$298,964

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2013 was $9,849.

56

UBS Multi-Asset Income Fund

Portfolio of investments

December 31, 2013 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Amount represents less than 0.005%.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2013 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $291,284 or 0.51% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of this security amounted to $2,710,716 or 4.75% of net assets.

7  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the six months ended 12/31/13	Sales during the six months ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the six months ended 12/31/13
UBS Cash Management Prime Relationship Fund	$6,120,598	$8,714,555	$13,304,826	$1,530,327	$2,010

See accompanying notes to financial statements.
57

The UBS Funds

Portfolio acronyms

ADR  American Depositary Receipt

CDO  Collateralized Debt Obligations

CVA  Dutch Certification—Depositary Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GE  General Electric

GDR  Global Depositary Receipt

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

OJSC  Open Joint Stock Company

REMIC  Real Estate Mortgage Investment Conduit

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depository Receipts

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

DB  Deutsche Bank AG

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
58

The UBS Funds

December 31, 2013 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.

59

The UBS Funds

December 31, 2013 (unaudited)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 – 12/31/13	Expense ratio during period
UBS Asset Growth Fund
Class A	Actual	$1,000.00	$1,111.20	$7.45	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C	Actual	1,000.00	1,106.60	11.42	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y	Actual	1,000.00	1,112.10	6.12	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,049.90	6.98	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,044.90	10.82	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class Y	Actual	1,000.00	1,051.50	5.69	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,086.10	6.78	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.56	1.29
Class C	Actual	1,000.00	1,080.60	10.86	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.77	10.51	2.07
Class Y	Actual	1,000.00	1,087.60	5.21	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

60

The UBS Funds

December 31, 2013 (unaudited)

		Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 – 12/31/13	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$1,047.40	$4.90	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,044.40	8.76	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70
Class Y	Actual	1,000.00	1,049.70	3.62	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

61

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2013 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$21,467,111	$260,108,384
Affiliated issuers	7,850,088	7,419,813
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	5,456,410	1,158,890
Foreign currency, at cost	16,289	7,328,798
	$34,789,898	$276,015,885
Investments, at value:
Unaffiliated issuers	$21,423,685	$257,868,868
Affiliated issuers	7,850,088	7,419,813
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	5,456,410	1,158,890
Foreign currency, at value	16,604	7,355,757
Cash	—	—
Receivables:
Investment securities sold	110	—
Interest	1,088	2,796,629
Fund shares sold	82	188,625
Foreign tax reclaims	—	90,789
Dividends	58,284	403
Variation margin on futures contracts	1,410,114	1,708,731
Variation margin on centrally cleared swap agreements	—	1,831,899
Due from broker for futures contracts	933,659	21,202,781
Cash collateral for futures contracts	2,171,933	6,868,294
Cash collateral for swap agreements	—	6,391,152
Outstanding swap agreements, at value[2]	—	5,529,766
Unrealized appreciation on forward foreign currency contracts	—	627,755
Other assets	31,587	66,540
Total assets	39,353,644	321,106,692
Liabilities:
Payables:
Cash collateral from securities loaned	5,456,410	1,158,890
Investment securities purchased	110	—
Investment advisory and administration fee	7,781	225,092
Custody and fund accounting fees	12,759	43,036
Fund shares redeemed	40,888	1,366,254
Distribution and service fees	11,391	90,333
Trustees' fees	5,377	13,488
Due to custodian	57,709	734,076
Due to broker	—	—
Accrued expenses	20,203	111,701
Outstanding swap agreements, at value[2]	—	3,175,739
Unrealized depreciation on forward foreign currency contracts	—	1,998,888
Total liabilities	5,612,628	8,917,497
Net assets	$33,741,016	$312,189,195

1  The market value of securities loaned by UBS Asset Growth Fund, UBS Dynamic Alpha Fund, and UBS Global Allocation Fund, as of December 31, 2013 was $5,338,690, $1,140,932, and $32,066,426, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $72,927.

62

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$332,471,211	$55,558,895
Affiliated issuers	238,176,897	1,530,327
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	19,237,595	—
Foreign currency, at cost	1,274,484	121,110
	$591,160,187	$57,210,332
Investments, at value:
Unaffiliated issuers	$383,269,976	$56,204,592
Affiliated issuers	253,480,116	1,530,327
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	19,237,595	—
Foreign currency, at value	1,284,667	121,771
Cash	132,229	—
Receivables:
Investment securities sold	1,800,932	618,889
Interest	667,248	80,645
Fund shares sold	32,476	385
Foreign tax reclaims	199,106	655
Dividends	313,038	165,999
Variation margin on futures contracts	3,604,733	11,331
Variation margin on centrally cleared swap agreements	—	—
Due from broker for futures contracts	15,272,044	—
Cash collateral for futures contracts	11,461,658	140,125
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	2,055,668	47,380
Other assets	85,063	28,746
Total assets	692,896,549	58,950,845
Liabilities:
Payables:
Cash collateral from securities loaned	19,237,595	—
Investment securities purchased	3,907,057	1,223,707
Investment advisory and administration fee	484,160	8,862
Custody and fund accounting fees	67,637	13,023
Fund shares redeemed	2,631,615	406,568
Distribution and service fees	231,624	11,882
Trustees' fees	25,038	6,008
Due to custodian	—	35,832
Due to broker	—	16,636
Accrued expenses	198,433	61,717
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	3,993,429	119,327
Total liabilities	30,776,588	1,903,562
Net assets	$662,119,961	$57,047,283

See accompanying notes to financial statements.
63

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
December 31, 2013 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Net assets consist of:
Beneficial interest	$57,467,337	$684,268,360
Accumulated undistributed (distributions in excess of) net investment income (loss)	(12,941)	1,842,430
Accumulated net realized gain (loss)	(25,050,192)	(376,074,158)
Net unrealized appreciation	1,336,812	2,152,563
Net assets	$33,741,016	$312,189,195
Class A:
Net assets	$24,259,160	$205,599,630
Shares outstanding	2,777,119	28,736,945
Net asset value and redemption proceeds per share	$8.74	$7.15
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$9.25	$7.57
Class C:
Net assets	$7,617,847	$55,014,913
Shares outstanding	873,750	8,145,830
Net asset value and offering price per share	$8.72	$6.75
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$8.63	$6.68
Class Y:
Net assets	$1,864,009	$51,574,652
Shares outstanding	213,762	7,077,792
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$8.72	$7.29

1  For UBS Asset Growth Fund, UBS Dynamic Alpha Fund, and UBS Global Allocation Fund Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

2  For UBS Multi Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

64

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$1,626,454,734	$56,338,075
Accumulated undistributed (distributions in excess of) net investment income (loss)	(2,087,372)	(194,217)
Accumulated net realized gain (loss)	(1,028,970,338)	317,328
Net unrealized appreciation	66,722,937	586,097
Net assets	$662,119,961	$57,047,283
Class A:
Net assets	$345,568,296	$21,183,746
Shares outstanding	32,920,373	2,060,139
Net asset value and redemption proceeds per share	$10.50	$10.28
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$11.11	$10.76
Class C:
Net assets	$186,739,298	$8,506,756
Shares outstanding	18,139,600	827,790
Net asset value and offering price per share	$10.29	$10.28
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$10.19	$10.20
Class Y:
Net assets	$129,812,367	$27,356,781
Shares outstanding	12,153,394	2,659,682
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$10.68	$10.29

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2013 (unaudited)

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Investment income:
Dividends	$149,716	$—
Interest and other	35,764	3,332,600
Affiliated income	3,712	7,066
Securities lending[1]	4,886	1,481
Foreign tax withheld	—	(3,627)
Total income	194,078	3,337,520
Expenses:
Advisory and administration	$175,137	$1,458,455
Distribution and service:
Class A	30,256	263,356
Class C	40,994	275,565
Transfer agency and related service fees:
Class A	5,364	73,690
Class C	2,691	21,494
Class Y	435	5,456
Custodian and fund accounting	25,385	94,476
Federal and state registration	15,750	19,527
Professional services	52,171	71,423
Shareholder reports	3,118	28,515
Trustees	10,797	27,157
Other	8,444	24,528
Total expenses	370,542	2,363,642
Fee waivers and/or expense reimbursements by Advisor	(102,705)	(89,750)
Net expenses	267,837	2,273,892
Net investment income (loss)	(73,759)	1,063,628
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,705,369	8,896,631
Investments in affiliated issuers	2,422,525	—
Futures contracts	345,595	1,338,331
Options written	21,175	(777,180)
Swap agreements	—	(995,628)
Forward foreign currency contracts	(300,184)	(5,301,887)
Foreign currency transactions	(12,541)	613,714
Net realized gain	4,181,939	3,773,981
Change in net unrealized appreciation/depreciation on:
Investments	(2,193,922)	8,413,059
Futures contracts	1,565,153	1,817,447
Options written	(12,058)	—
Swap agreements	—	2,352,561
Forward foreign currency contracts	80,839	(2,998,273)
Translation of other assets and liabilities denominated in foreign currency	31,633	602,476
Change in net unrealized appreciation/depreciation	(528,355)	10,187,270
Net realized and unrealized gain	3,653,584	13,961,251
Net increase in net assets resulting from operations	$3,579,825	$15,024,879
1  Includes affiliated income from UBS Private Money Market Fund LLC of $16, $45 and $1,046 for UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, respectively.

66

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$2,555,122	$1,062,657
Interest and other	715,894	98,459
Affiliated income	87,312	2,010
Securities lending[1]	278,808	—
Foreign tax withheld	(79,055)	(1,969)
Total income	3,558,081	1,161,157
Expenses:
Advisory and administration	$2,973,942	$193,751
Distribution and service:
Class A	459,383	27,888
Class C	967,522	45,037
Transfer agency and related service fees:
Class A	124,496	6,137
Class C	90,501	2,225
Class Y	10,502	416
Custodian and fund accounting	134,957	37,883
Federal and state registration	18,463	16,315
Professional services	74,346	57,976
Shareholder reports	59,684	3,550
Trustees	49,377	12,132
Other	59,419	12,655
Total expenses	5,022,592	415,965
Fee waivers and/or expense reimbursements by Advisor	—	(139,054)
Net expenses	5,022,592	276,911
Net investment income (loss)	(1,464,511)	884,246
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,552,907	755,167
Investments in affiliated issuers	3,235,227	—
Futures contracts	6,109,733	135,370
Options written	352,028	(51,868)
Swap agreements	—	—
Forward foreign currency contracts	(3,529,349)	(451,024)
Foreign currency transactions	(259)	9,531
Net realized gain	31,720,287	397,176
Change in net unrealized appreciation/depreciation on:
Investments	22,880,305	1,461,999
Futures contracts	4,613,985	17,151
Options written	(200,470)	(1,395)
Swap agreements	—	—
Forward foreign currency contracts	(1,070,652)	(66,571)
Translation of other assets and liabilities denominated in foreign currency	(352,524)	34,901
Change in net unrealized appreciation/depreciation	25,870,644	1,446,085
Net realized and unrealized gain	57,590,931	1,843,261
Net increase in net assets resulting from operations	$56,126,420	$2,727,507

See accompanying notes to financial statements.
67

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Asset Growth Fund		UBS Dynamic Alpha Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(73,759)	$(356,643)	$1,063,628	$2,585,072
Net realized gain	4,181,939	5,533,699	3,773,981	19,552,253
Change in net unrealized appreciation/depreciation	(528,355)	(239,070)	10,187,270	555,861
Net increase in net assets from operations	3,579,825	4,937,986	15,024,879	22,693,186
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(101,975)	(341,776)	(294,356)	(2,871,492)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(101,975)	(341,776)	(294,356)	(2,871,492)
Class C:
Net investment income	—	(30,588)	—	(499,843)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(30,588)	—	(499,843)
Class Y:
Net investment income	(12,725)	(25,302)	(198,514)	(1,081,741)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(12,725)	(25,302)	(198,514)	(1,081,741)
Decrease in net assets from dividends and distributions	(114,700)	(397,666)	(492,870)	(4,453,076)
Beneficial interest transactions:
Proceeds from shares sold	771,981	843,857	28,584,556	103,654,014
Shares issued on reinvestment of dividends and distributions	109,407	375,857	454,047	4,159,701
Cost of shares redeemed	(6,127,181)	(13,456,956)	(41,301,594)	(77,912,582)
Redemption fees	51	1,330	33,458	9,739
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,245,742)	(12,235,912)	(12,229,533)	29,910,872
Increase (decrease) in net assets	(1,780,617)	(7,695,592)	2,302,476	48,150,982
Net assets, beginning of period	35,521,633	43,217,225	309,886,719	261,735,737
Net assets, end of period	$33,741,016	$35,521,633	$312,189,195	$309,886,719
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(12,941)	$175,518	$1,842,430	$1,271,672

68

The UBS Funds

Financial statements

	UBS Global Allocation Fund		UBS Multi-Asset Income Fund
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(1,464,511)	$(306,223)	$884,246	$1,361,383
Net realized gain	31,720,287	98,842,364	397,176	519,974
Change in net unrealized appreciation/depreciation	25,870,644	(20,231,336)	1,446,085	(1,008,105)
Net increase in net assets from operations	56,126,420	78,304,805	2,727,507	873,252
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(4,280,585)	(9,975,586)	(382,041)	(517,726)
Net realized gain	—	—	(93,081)	(58,627)
Total Class A dividends and distributions	(4,280,585)	(9,975,586)	(475,122)	(576,353)
Class C:
Net investment income	(719,266)	(3,212,883)	(120,174)	(146,284)
Net realized gain	—	—	(38,755)	(22,403)
Total Class C dividends and distributions	(719,266)	(3,212,883)	(158,929)	(168,687)
Class Y:
Net investment income	(2,051,341)	(3,517,045)	(499,839)	(910,683)
Net realized gain	—	—	(113,528)	(103,515)
Total Class Y dividends and distributions	(2,051,341)	(3,517,045)	(613,367)	(1,014,198)
Decrease in net assets from dividends and distributions	(7,051,192)	(16,705,514)	(1,247,418)	(1,759,238)
Beneficial interest transactions:
Proceeds from shares sold	5,744,962	14,631,050	2,053,845	32,378,244
Shares issued on reinvestment of dividends and distributions	6,342,675	15,105,995	1,072,421	1,409,695
Cost of shares redeemed	(100,005,882)	(255,982,741)	(6,850,056)	(2,646,087)
Redemption fees	3,252	6,857	918	9,355
Net increase (decrease) in net assets resulting from beneficial interest transactions	(87,914,993)	(226,238,839)	(3,722,872)	31,151,207
Increase (decrease) in net assets	(38,839,765)	(164,639,548)	(2,242,783)	30,265,221
Net assets, beginning of period	700,959,726	865,599,274	59,290,066	29,024,845
Net assets, end of period	$662,119,961	$700,959,726	$57,047,283	$59,290,066
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(2,087,372)	$6,428,331	$(194,217)	$(76,409)

See accompanying notes to financial statements.
69

UBS Asset Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.90	$7.08	$8.36	$6.32	$5.59	$8.75
Income (loss) from investment operations:
Net investment (loss)[1]	(0.01)	(0.06)	(0.06)	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.89	0.98	(0.84)	2.38	1.12	(2.98)
Total income (loss) from investment operations	0.88	0.92	(0.90)	2.29	1.05	(3.04)
Less dividends/distributions:
From net investment income	(0.04)	(0.10)	(0.38)	(0.25)	(0.32)	(0.12)
Net asset value, end of period	$8.74	$7.90	$7.08	$8.36	$6.32	$5.59
Total investment return[2]	11.12%	12.98%	(10.38)%	36.53%	18.30%	(34.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.00%[3]	1.90%	1.73%	1.64%	1.62%	1.66%
Expenses after fee waivers and/or expense reimbursement	1.40%[3]	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.26)%[3]	(0.73)%	(0.78)%	(1.14)%	(1.01)%	(1.01)%
Supplemental data:
Net assets, end of period (000's)	$24,259	$25,047	$31,337	$50,167	$48,479	$48,395
Portfolio turnover rate	89%	49%	109%	33%	54%	148%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.90	$7.09	$8.36	$6.32	$5.60	$8.77
Income (loss) from investment operations:
Net investment (loss)[1]	(0.00)[4]	(0.04)	(0.04)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.88	0.97	(0.83)	2.38	1.11	(2.99)
Total income (loss) from investment operations	0.88	0.93	(0.87)	2.31	1.06	(3.03)
Less dividends/distributions:
From net investment income	(0.06)	(0.12)	(0.40)	(0.27)	(0.34)	(0.14)
Net asset value, end of period	$8.72	$7.90	$7.09	$8.36	$6.32	$5.60
Total investment return[2]	11.21%	13.21%	(10.07)%	36.66%	18.54%	(34.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.75%[3]	1.67%	1.51%	1.43%	1.35%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.02)%[3]	(0.48)%	(0.54)%	(0.87)%	(0.72)%	(0.73)%
Supplemental data:
Net assets, end of period (000's)	$1,864	$1,835	$1,949	$1,395	$185	$1,699
Portfolio turnover rate	89%	49%	109%	33%	54%	148%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Amount represents less than $0.005 per share.

70

UBS Asset Growth Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$7.88	$7.05	$8.34	$6.31	$5.58	$8.71
Income (loss) from investment operations:
Net investment (loss)[1]	(0.04)	(0.11)	(0.11)	(0.15)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	0.88	0.97	(0.83)	2.37	1.12	(2.96)
Total income (loss) from investment operations	0.84	0.86	(0.94)	2.22	1.00	(3.06)
Less dividends/distributions:
From net investment income	—	(0.03)	(0.35)	(0.19)	(0.27)	(0.07)
Net asset value, end of period	$8.72	$7.88	$7.05	$8.34	$6.31	$5.58
Total investment return[2]	10.66%	12.15%	(11.00)%	35.39%	17.50%	(35.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.77%[3]	2.67%	2.51%	2.41%	2.41%	2.48%
Expenses after fee waivers and/or expense reimbursement	2.15%[3]	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.04)%[3]	(1.48)%	(1.53)%	(1.89)%	(1.76)%	(1.76)%
Supplemental data:
Net assets, end of period (000's)	$7,618	$8,640	$9,931	$14,989	$13,792	$14,559
Portfolio turnover rate	89%	49%	109%	33%	54%	148%

See accompanying notes to financial statements.
71

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.82	$6.36	$5.98	$5.92	$5.45	$9.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.07	0.08	0.06	0.02	0.14
Net realized and unrealized gain (loss)	0.31	0.50	0.30	0.16	0.75	(1.84)
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.34	0.57	0.38	0.22	0.77	(1.70)
Less dividends/distributions:
From net investment income	(0.01)	(0.11)	—	(0.16)	(0.30)	—
From net realized gains	—	—	—	—	—	(2.74)
Total dividends/distributions	(0.01)	(0.11)	—	(0.16)	(0.30)	(2.74)
Net asset value, end of period	$7.15	$6.82	$6.36	$5.98	$5.92	$5.45
Total investment return[2]	4.99%	9.05%	6.18%	3.58%	14.19%	(14.31)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.41%[5]	1.43%	1.60%	1.79%	1.74%	1.54%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%[5]	1.35%	1.54%	1.76%	1.72%	1.54%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%[5]	1.35%	1.35%	1.35%	1.35%	1.30%
Net investment income (loss)	0.77%[5]	0.98%	1.33%	0.95%	0.31%	1.99%
Supplemental data:
Net assets, end of period (000's)	$205,600	$208,369	$160,773	$216,297	$334,131	$398,321
Portfolio turnover rate	20%	74%	164%	65%	58%	139%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.96	$6.48	$6.09	$6.03	$5.54	$9.96
Income (loss) from investment operations:
Net investment income[1]	0.04	0.09	0.10	0.08	0.03	0.17
Net realized and unrealized gain (loss)	0.32	0.52	0.29	0.16	0.78	(1.85)
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.36	0.61	0.39	0.24	0.81	(1.68)
Less dividends/distributions:
From net investment income	(0.03)	(0.13)	—	(0.18)	(0.32)	—
From net realized gains	—	—	—	—	—	(2.74)
Total dividends/distributions	(0.03)	(0.13)	—	(0.18)	(0.32)	(2.74)
Net asset value, end of period	$7.29	$6.96	$6.48	$6.09	$6.03	$5.54
Total investment return[2]	5.15%	9.29%	6.57%	3.89%	14.49%	(13.99)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.12%[5]	1.12%	1.28%	1.49%	1.42%	1.22%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%[5]	1.10%	1.28%	1.49%	1.42%	1.22%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%[5]	1.10%	1.10%	1.07%	1.04%	1.00%
Net investment income	1.01%[5]	1.25%	1.56%	1.25%	0.56%	2.23%
Supplemental data:
Net assets, end of period (000's)	$51,575	$48,113	$51,807	$87,743	$83,561	$77,254
Portfolio turnover rate	20%	74%	164%	65%	58%	139%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

72

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.46	$6.02	$5.71	$5.65	$5.21	$9.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.02	0.03	0.01	(0.03)	0.08
Net realized and unrealized gain (loss)	0.29	0.48	0.28	0.15	0.72	(1.81)
Net increase from payment by Advisor	—	—	—	—	—	0.00[3]
Total income (loss) from investment operations	0.29	0.50	0.31	0.16	0.69	(1.73)
Less dividends/distributions:
From net investment income	—	(0.06)	—	(0.10)	(0.25)	—
From net realized gains	—	—	—	—	—	(2.74)
Total dividends/distributions	—	(0.06)	—	(0.10)	(0.25)	(2.74)
Net asset value, end of period	$6.75	$6.46	$6.02	$5.71	$5.65	$5.21
Total investment return[2]	4.49%	8.22%	5.60%	2.82%	13.15%	(14.98)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.17%[5]	2.19%	2.36%	2.55%	2.50%	2.32%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%[5]	2.10%	2.29%	2.51%	2.47%	2.32%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%[5]	2.10%	2.10%	2.10%	2.10%	2.07%
Net investment income (loss)	0.02%[5]	0.24%	0.58%	0.20%	(0.44)%	1.24%
Supplemental data:
Net assets, end of period (000's)	$55,015	$53,405	$49,155	$66,349	$104,146	$131,745
Portfolio turnover rate	20%	74%	164%	65%	58%	139%

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on the total return of less than 0.005%.

5  Annualized.

See accompanying notes to financial statements.
73

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.79	$9.12	$10.27	$8.66	$8.18	$12.59
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.01	(0.00)[3]	0.00[3]	0.00[3]	0.08
Net realized and unrealized gain (loss)	0.85	0.88	(0.72)	2.05	1.11	(3.08)
Total income (loss) from investment operations	0.84	0.89	(0.72)	2.05	1.11	(3.00)
Less dividends/distributions:
From net investment income	(0.13)	(0.22)	(0.43)	(0.44)	(0.63)	(0.46)
From net realized gains	—	—	—	—	—	(0.95)
Total dividends/distributions	(0.13)	(0.22)	(0.43)	(0.44)	(0.63)	(1.41)
Net asset value, end of period	$10.50	$9.79	$9.12	$10.27	$8.66	$8.18
Total investment return[2]	8.61%	9.86%	(6.83)%	23.87%	13.11%	(22.36)%
Ratios to average net assets:
Expenses	1.29%[4]	1.28%	1.25%	1.21%	1.21%	1.19%
Net investment income (loss)	(0.26)%[4]	0.12%	(0.03)%	0.05%	0.01%	0.84%
Supplemental data:
Net assets, end of period (000's)	$345,568	$377,781	$494,604	$753,750	$814,760	$996,059
Portfolio turnover rate	26%	54%	93%	68%	90%	122%

	Class Y
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.98	$9.30	$10.48	$8.84	$8.34	$12.80
Income (loss) from investment operations:
Net investment income[1]	0.00[3]	0.04	0.03	0.04	0.03	0.10
Net realized and unrealized gain (loss)	0.87	0.90	(0.75)	2.07	1.14	(3.13)
Total income (loss) from investment operations	0.87	0.94	(0.72)	2.11	1.17	(3.03)
Less dividends/distributions:
From net investment income	(0.17)	(0.26)	(0.46)	(0.47)	(0.67)	(0.48)
From net realized gains	—	—	—	—	—	(0.95)
Total dividends/distributions	(0.17)	(0.26)	(0.46)	(0.47)	(0.67)	(1.43)
Net asset value, end of period	$10.68	$9.98	$9.30	$10.48	$8.84	$8.34
Total investment return[2]	8.76%	10.22%	(6.59)%	24.15%	13.54%	(22.12)%
Ratios to average net assets:
Expenses	0.99%[4]	0.98%	0.95%	0.92%	0.93%	0.90%
Net investment income	0.04%[4]	0.44%	0.27%	0.35%	0.29%	1.14%
Supplemental data:
Net assets, end of period (000's)	$129,812	$127,751	$132,941	$179,875	$170,517	$224,281
Portfolio turnover rate	26%	54%	93%	68%	90%	122%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

74

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2013	Year ended June 30,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.55	$8.89	$10.00	$8.42	$7.96	$12.29
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.07)	(0.07)	(0.07)	0.00[3]
Net realized and unrealized gain (loss)	0.83	0.86	(0.71)	1.99	1.07	(2.99)
Total income (loss) from investment operations	0.78	0.80	(0.78)	1.92	1.00	(2.99)
Less dividends/distributions:
From net investment income	(0.04)	(0.14)	(0.33)	(0.34)	(0.54)	(0.39)
From net realized gains	—	—	—	—	—	(0.95)
Total dividends/distributions	(0.04)	(0.14)	(0.33)	(0.34)	(0.54)	(1.34)
Net asset value, end of period	$10.29	$9.55	$8.89	$10.00	$8.42	$7.96
Total investment return[2]	8.06%	9.11%	(7.66)%	22.90%	12.29%	(22.93)%
Ratios to average net assets:
Expenses	2.07%[4]	2.06%	2.02%	1.99%	2.00%	1.97%
Net investment income (loss)	(1.04)%[4]	(0.65)%	(0.80)%	(0.73)%	(0.78)%	0.06%
Supplemental data:
Net assets, end of period (000's)	$186,739	$195,427	$238,054	$348,721	$381,137	$456,577
Portfolio turnover rate	26%	54%	93%	68%	90%	122%

See accompanying notes to financial statements.
75

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	For the period ended June 30, 2012[3]	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.03	$10.00	$10.00	$10.02	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.16	0.29	0.04	0.12	0.22	0.03
Net realized and unrealized gain	0.31	0.11	0.01	0.32	0.10	0.01
Total income from investment operations	0.47	0.40	0.05	0.44	0.32	0.04
Less dividends/distributions:
From net investment income	(0.18)	(0.33)	(0.05)	(0.14)	(0.26)	(0.04)
From net realized gains	(0.04)	(0.04)	—	(0.04)	(0.04)	—
Total dividends/distributions	(0.22)	(0.37)	(0.05)	(0.18)	(0.30)	(0.04)
Net asset value, end of period	$10.28	$10.03	$10.00	$10.28	$10.02	$10.00
Total investment return[2]	4.74%	3.98%	0.50%	4.44%	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.45%[4]	1.76%	2.97%[4]	2.20%[4]	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	0.95%	0.95%[4]	1.70%[4]	1.70%	1.70%[4]
Net investment income	3.03%[4]	2.83%	2.32%[4]	2.27%[4]	2.09%	1.82%[4]
Supplemental data:
Net assets, end of period (000's)	$21,184	$24,390	$2,743	$8,507	$8,824	$1,164
Portfolio turnover rate	39%	116%	17%	39%	116%	17%

	Class Y
	Six months ended December 31, 2013 (unaudited)	Year ended June 30, 2013	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.17	0.31	0.06
Net realized and unrealized gain (loss)	0.32	0.12	(0.01)
Total income from investment operations	0.49	0.43	0.05
Less dividends/distributions:
From net investment income	(0.19)	(0.36)	(0.05)
From net realized gains	(0.04)	(0.04)	—
Total dividends/distributions	(0.23)	(0.40)	(0.05)
Net asset value, end of period	$10.29	$10.03	$10.00
Total investment return[2]	4.97%	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.15%[4]	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%[4]	0.70%	0.70%[4]
Net investment income	3.30%[4]	3.01%	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$27,357	$26,077	$25,118
Portfolio turnover rate	39%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

See accompanying notes to financial statements.
76

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Asset Growth Fund (formerly, UBS Global Frontier Fund), UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived

77

The UBS Funds

Notes to financial statements

from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

78

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain

79

The UBS Funds

Notes to financial statements

circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2013, except for forward foreign currency contracts for UBS Asset Growth Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the period ended December 31, 2013 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$1,465,115	$26,074	$1,491,189
Total value	$1,465,115	$26,074	$1,491,189

1  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$(38,115)	$(48,227)	$(86,342)
Total value	$(38,115)	$(48,227)	$(86,342)

1  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

80

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(300,184)	$(300,184)
Futures contracts	(91,508)	394,456	42,647	345,595
Options purchased[2]	—	143,896	—	143,896
Options written	—	21,175	—	21,175
Total net realized gain (loss)	$(91,508)	$559,527	$(257,537)	$210,482
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$80,839	$80,839
Futures contracts	33,888	1,553,418	(22,153)	1,565,153
Options purchased[2]	—	37,138	—	37,138
Options written	—	(12,058)	—	(12,058)
Total change in net unrealized appreciation/depreciation	$33,888	$1,578,498	$58,686	$1,671,072

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$627,755	$627,755
Futures contracts[2]	1,011,924	1,998,074	—	—	3,009,998
Options purchased[1]	—	3,712,362	2,820	—	3,715,182
Swap agreements[1,2]	5,490,371	—	6,003,574	—	11,493,945
Total value	$6,502,295	$5,710,436	$6,006,394	$627,755	$18,846,880

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

81

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$(1,998,888)	$(1,998,888)
Futures contracts[2]	(328,015)	(972,554)	—	—	(1,300,569)
Swap agreements[1,2]	(3,054,018)	—	(1,399,256)	—	(4,453,274)
Total value	$(3,382,033)	$(972,554)	$(1,399,256)	$(1,998,888)	$(7,752,731)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$(5,301,887)	$(5,301,887)
Futures contracts	(945,090)	2,283,421	—	—	1,338,331
Options purchased[2]	(14,665)	9,189,769	—	—	9,175,104
Options written	—	(777,180)	—	—	(777,180)
Swap agreements	(1,197,397)	—	201,769	—	(995,628)
Total net realized gain (loss)	$(2,157,152)	$10,696,010	$201,769	$(5,301,887)	$3,438,740
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(2,998,273)	$(2,998,273)
Futures contracts	810,036	1,007,411	—	—	1,817,447
Options purchased[2]	12,417	1,973,689	(5,727)	—	1,980,379
Swap agreements	1,289,989	—	1,062,572	—	2,352,561
Total change in net unrealized appreciation/depreciation	$2,112,442	$2,981,100	$1,056,845	$(2,998,273)	$3,152,114

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

82

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$2,055,668	$2,055,668
Futures contracts[2]	280,869	5,641,940	—	5,922,809
Total value	$280,869	$5,641,940	$2,055,668	$7,978,477

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$(3,993,429)	$(3,993,429)
Futures contracts[2]	(478,180)	(1,849,426)	—	(2,327,606)
Total value	$(478,180)	$(1,849,426)	$(3,993,429)	$(6,321,035)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(3,529,349)	$(3,529,349)
Futures contracts	42,649	6,067,084	—	6,109,733
Options purchased[2]	—	1,684,466	—	1,684,466
Options written	—	352,028	—	352,028
Total net realized gain (loss)	$42,649	$8,103,578	$(3,529,349)	$4,616,878
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(1,070,652)	$(1,070,652)
Futures contracts	575,672	4,038,313	—	4,613,985
Options purchased[2]	—	527,876	—	527,876
Options written	—	(200,470)	—	(200,470)
Total change in net unrealized appreciation/depreciation	$575,672	$4,365,719	$(1,070,652)	$3,870,739

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

83

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$47,380	$47,380
Futures contracts[2]	47,982	—	47,982
Total value	$47,982	$47,380	$95,362

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$(119,327)	$(119,327)
Futures contracts[2]	(36,651)	—	(36,651)
Total value	$(36,651)	$(119,327)	$(155,978)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(451,024)	$(451,024)
Futures contracts	103,909	31,461	—	135,370
Options written	—	(51,868)	—	(51,868)
Total net realized gain (loss)	$103,909	$(20,407)	$(451,024)	$(367,522)
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(66,571)	$(66,571)
Futures contracts	53,802	(36,651)	—	17,151
Options written	—	(1,395)	—	(1,395)
Total change in net unrealized appreciation/depreciation	$53,802	$(38,046)	$(66,571)	$(50,815)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.
84

The UBS Funds

Notes to financial statements

Offsetting of financial and derivative assets and liabilities

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are forward foreign currency contracts, non-centrally cleared swap agreements and swaptions, as applicable.

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Dynamic Alpha Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
BB	$70,985	$(70,985)	$—	$—
GSI	5,493,191	(25,077)		5,468,114
HSBC	145,801	—	—	145,801
JPMCB	447,598	(326,573)	—	121,025
MSCI	2,766	—	—	2,766
Total derivatives subject to a master netting arrangement or similar agreement	$6,160,341	$(422,635)	$—	$5,737,706

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
Counterparty	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
BB	$(612,951)	$70,985	$—	$(541,966)
DB	(3,054,018)	—	3,054,018	—
CIBC	(783,613)	—	—	(783,613)
CITI	(29,180)	—	—	(29,180)
GSI	(25,077)	25,077	—	—
JPMCB	(326,573)	326,573	—	—
SSB	(343,215)	—	—	(343,215)
Total derivatives subject to a master netting arrangement or similar agreement	$(5,174,627)	$422,635	$3,054,018	$(1,697,974)

85

The UBS Funds

Notes to financial statements

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Global Allocation Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty
BB	$553,914	$(553,914)	$—	$—
CIBC	715,253	—	—	715,253
JPMCB	786,501	(786,501)	—	—
Total derivatives subject to a master netting arrangement or similar agreement	$2,055,668	$(1,340,415)	$—	$715,253

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
Counterparty	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
BB	$(676,620)	$553,914	$—	$(122,706)
DB	(5,879)	—	—	(5,879)
GSI	(24,776)	—	—	(24,776)
HSBC	(6,465)	—	—	(6,465)
JPMCB	(821,069)	786,501	—	(34,568)
MSCI	(2,458,620)	—	—	(2,458,620)
Total derivatives subject to a master netting arrangement or similar agreement	$(3,993,429)	$1,340,415	$—	$(2,653,014)

Assets

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
UBS Multi-Asset Income Fund	statement of assets & liabilities	Financial instruments	Collateral received	Net amount
Counterparty—JPMCB	$47,380	$(47,380)	$—	$—

Liabilities

	Gross amounts presented in the	Gross amounts not offset in the statement of assets & liabilities
	statement of assets & liabilities	Financial instruments	Collateral pledged	Net amount
Counterparty—JPMCB	$(119,327)	$47,380	$—	$(71,947)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

86

The UBS Funds

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in

87

The UBS Funds

Notes to financial statements

the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin".

Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a ref-

88

The UBS Funds

Notes to financial statements

erence obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—sell protection"and "Centrally cleared credit default swap on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

89

The UBS Funds

Notes to financial statements

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the period ended December 31, 2013, there were no short positions held by UBS Dynamic Alpha Fund.

L. Dividends and distributions: It is each Fund's (except UBS Multi-Asset Income Fund) policy to distribute its respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are

90

The UBS Funds

Notes to financial statements

recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2013, the following Fund recorded recapture commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$120

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2013, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Asset Growth Fund	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610

91

The UBS Funds

Notes to financial statements

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Asset Growth Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2013, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Asset Growth Fund	1.40%	2.15%	1.15%	$5,688	$162,322	$102,705
UBS Dynamic Alpha Fund	1.35	2.10	1.10	205,232	1,340,202	89,750
UBS Global Allocation Fund	1.35	2.10	1.10	442,062	2,715,040	—
UBS Multi-Asset Income Fund	0.95	1.70	0.70	5,218	171,899	139,054

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2013 are subject to repayment through June 30, 2016. At December 31, 2013, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2014	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Asset Growth Fund—Class A	$466,545	$126,291	$126,044	$142,026	$72,184
UBS Asset Growth Fund—Class C	155,045	39,777	41,066	49,000	25,202
UBS Asset Growth Fund—Class Y	22,622	2,315	6,265	8,723	5,319
UBS Dynamic Alpha Fund—Class A	383,598	76,312	103,797	137,169	66,320
UBS Dynamic Alpha Fund—Class C	141,784	38,363	40,147	43,675	19,599
UBS Dynamic Alpha Fund—Class Y	13,235	—	—	9,404	3,831
UBS Multi-Asset Income Fund—Class A	187,833	—	4,583	127,379	55,871
UBS Multi-Asset Income Fund—Class C	71,121	—	1,602	47,130	22,389
UBS Multi-Asset Income Fund—Class Y	361,372	—	90,384	210,194	60,794

92

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2013, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Asset Growth Fund	$2,093	$12,815
UBS Dynamic Alpha Fund	19,860	118,253
UBS Global Allocation Fund	42,098	258,902
UBS Multi-Asset Income Fund	3,644	21,852

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2013 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at December 31, 2013 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2013, were as follows:

Fund	UBS AG
UBS Asset Growth Fund	$30
UBS Global Allocation Fund	428
UBS Multi-Asset Income Fund	2

93

The UBS Funds

Notes to financial statements

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Asset Growth Fund	0.25%	1.00%
UBS Dynamic Alpha Fund	0.25	1.00
UBS Global Allocation Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At December 31, 2013, certain Funds owed UBS Global AM (US) distribution and service fees, and for the period ended December 31, 2013, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Asset Growth Fund—Class A	$5,013	$4,926
UBS Asset Growth Fund—Class C	6,378	21
UBS Dynamic Alpha Fund—Class A	43,534	66,518
UBS Dynamic Alpha Fund—Class C	46,799	7,660
UBS Global Allocation Fund—Class A	73,440	12,165
UBS Global Allocation Fund—Class C	158,184	455
UBS Multi-Asset Income Fund—Class A	4,556	7,670
UBS Multi-Asset Income Fund—Class C	7,326	1,192

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Asset Growth Fund	$3,864
UBS Dynamic Alpha Fund	48,392
UBS Global Allocation Fund	95,144
UBS Multi-Asset Income Fund	5,282

94

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Asset Growth Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Global Allocation Fund received US government agency securities as collateral with a market value of $13,668,859, which cannot be resold. The value of loaned securities and related collateral at December 31, 2013 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Asset Growth Fund	$5,338,690	$5,456,410	$5,456,410
UBS Dynamic Alpha Fund	1,140,932	1,158,890	1,158,890
UBS Global Allocation Fund	32,066,426	32,906,454	19,237,595

6. Purchases and sales of securities

For the period ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$18,618,084	$28,444,516
UBS Dynamic Alpha Fund	79,979,739	36,013,116
UBS Global Allocation Fund	120,065,618	173,794,676
UBS Multi-Asset Income Fund	22,282,072	19,789,636

For the period ended December 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$69,316	$1,880,311
UBS Global Allocation Fund	3,878,343	1,279,794
UBS Multi-Asset Income Fund	1,290,675	1,253,859

95

The UBS Funds

Notes to financial statements

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2013 were as follows:

2013
Fund	Distributions paid from ordinary income
UBS Asset Growth Fund	$397,666
UBS Dynamic Alpha Fund	4,453,076
UBS Global Allocation Fund	16,705,514
UBS Multi-Asset Income Fund	1,759,238

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Total capital losses
UBS Asset Growth Fund	$237,055	$2,957,296	$3,194,351

At June 30, 2013, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Asset Growth Fund	$12,841,328	$9,543,610	$3,269,324
UBS Dynamic Alpha Fund	117,751,704	202,927,795	46,428,719
UBS Global Allocation Fund	195,852,100	862,762,158	—

96

The UBS Funds

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2013, the following Fund incurred, and elected to defer, losses of the following:

Fund	Post October capital losses long-term
UBS Asset Growth Fund	$118,733

As of and during the period ended December 31, 2013, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2013, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended December 31, 2013.

9. Shares of beneficial interest

For the period ended December 31, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	50,617	$423,259	23,544	$194,807	17,921	$153,915
Shares repurchased	(457,149)	(3,769,022)	(246,848)	(2,043,124)	(38,029)	(315,035)
Dividends reinvested	11,634	96,682	—	—	1,535	12,725
Redemption fees	—	36	—	12	—	3
Net decrease	(394,898)	$(3,249,045)	(223,304)	$(1,848,305)	(18,573)	$(148,392)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,512,522	$17,489,200	910,197	$5,989,338	715,547	$5,106,018
Shares repurchased	(4,350,750)	(30,329,113)	(1,036,438)	(6,831,205)	(580,850)	(4,141,276)
Dividends reinvested	36,238	256,205	—	—	27,478	197,842
Redemption fees	—	22,523	—	5,797	—	5,138
Net increase (decrease)	(1,801,990)	$(12,561,185)	(126,241)	$(836,070)	162,175	$1,167,722

97

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	301,970	$3,084,920	104,454	$1,051,450	153,625	$1,608,592
Shares repurchased	(6,351,559)	(65,162,474)	(2,483,648)	(24,802,650)	(969,477)	(10,040,758)
Dividends reinvested	380,019	3,895,196	65,888	662,837	171,107	1,784,642
Redemption fees	—	1,732	—	912	—	608
Net decrease	(5,669,570)	$(58,180,626)	(2,313,306)	$(23,087,451)	(644,745)	$(6,646,916)

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	164,219	$1,667,479	38,042	$386,366	—	$—
Shares repurchased	(569,098)	(5,800,877)	(102,654)	(1,049,179)	—	—
Dividends reinvested	33,092	336,840	12,013	122,213	60,246	613,368
Redemption fees	—	355	—	142	—	421
Net increase (decrease)	(371,787)	$(3,796,203)	(52,599)	$(540,458)	60,246	$613,789

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	66,560	$534,630	2,945	$22,675	36,183	$286,552
Shares repurchased	(1,362,915)	(10,428,839)	(318,005)	(2,430,109)	(82,178)	(598,008)
Dividends reinvested	42,346	322,676	3,654	27,879	3,325	25,302
Redemption fees	—	964	—	311	—	55
Net decrease	(1,254,009)	$(9,570,569)	(311,406)	$(2,379,244)	(42,670)	$(286,099)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,252,337	$84,313,524	1,850,422	$12,124,178	1,036,159	$7,216,312
Shares repurchased	(7,378,446)	(50,335,272)	(1,812,827)	(11,689,662)	(2,268,279)	(15,887,648)
Dividends reinvested	388,822	2,612,881	73,356	468,013	157,720	1,078,807
Redemption fees	—	6,332	—	1,680	—	1,727
Net increase (decrease)	5,262,713	$36,597,465	110,951	$904,209	(1,074,400)	$(7,590,802)

98

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	707,270	$6,981,695	179,907	$1,725,958	594,901	$5,923,397
Shares repurchased	(17,320,014)	(167,676,729)	(6,818,760)	(64,517,652)	(2,411,014)	(23,788,360)
Dividends reinvested	946,587	9,039,904	314,590	2,944,563	320,815	3,121,528
Redemption fees	—	3,759	—	1,906	—	1,192
Net decrease	(15,666,157)	$(151,651,371)	(6,324,263)	$(59,845,225)	(1,495,298)	$(14,742,243)

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,338,475	$24,211,553	785,673	$8,116,691	4,912	$50,000
Shares repurchased	(221,474)	(2,291,861)	(34,216)	(354,226)	—	—
Dividends reinvested	40,701	421,044	12,511	129,450	83,238	859,201
Redemption fees	—	3,540	—	1,287	—	4,528
Net increase	2,157,702	$22,344,276	763,968	$7,893,202	88,150	$913,729

99

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

100

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1172

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of The UBS Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)               (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)               (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2014